                                                  Filed Pursuant to Rule 497(e)
                                                  File Nos. 2-98772 and 811-4347

                                    GMO TRUST

           AMENDED AND RESTATED SUPPLEMENT DATED SEPTEMBER 23, 2005 TO
                  GMO TRUST PROSPECTUS DATED JUNE 30, 2005 AND
        GMO TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2005


All Funds
Information in the Prospectus and Statement of Additional Information regarding all Funds EXCEPT GMO U.S. Core Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Small/Mid Cap Value Fund (formerly GMO Small Cap Value
Fund), GMO Small/Mid Cap Growth Fund (formerly GMO Small Cap Growth Fund), GMO International Disciplined Equity Fund, and GMO International Growth Fund has been superseded by information in a subsequent prospectus and statement of additional information. Please call Shareholder Services at 617-346-7646 to request the revised prospectus and/or statement of additional information.

GMO Small Cap Value Fund and GMO Small Cap Growth Fund
The Board of Trustees of GMO Trust has approved the following changes, effective August 31, 2005, to the Funds' names:

                      Current Name                         Name as of August 31, 2005
                      ------------                         --------------------------
         GMO Small Cap Value Fund                       GMO Small/Mid Cap Value Fund
         GMO Small Cap Growth Fund                      GMO Small/Mid Cap Growth Fund

In connection with the Funds' name changes, effective August 31, 2005, the first paragraph of each Fund's "Principal investment strategies" is amended and restated to read as follows:

GMO Small/Mid Cap Value Fund
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index and in companies with similar market capitalizations ("small and mid cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid cap companies.

GMO Small/Mid Cap Growth Fund
The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index and in companies with similar market capitalizations ("small and mid cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid cap companies.

GMO Value Fund
Effective August 26, 2005, the GMO U.S. Active Division, which is responsible for the day-to-day management of the GMO Value Fund, merged into the GMO U.S. Quantitative Division. Mr. Soucy and Mr. Wilderman are the senior members of the GMO U.S. Quantitative Division. Day-to-day management of the GMO Value Fund has not been affected by this change.

                                                  Filed Pursuant to Rule 497(e)
                                                  File Nos. 2-98772 and 811-4347


                                    GMO TRUST

           AMENDED AND RESTATED SUPPLEMENT DATED SEPTEMBER 23, 2005 TO
         GMO TRUST - CLASS M SHARES PROSPECTUS DATED JUNE 30, 2005 AND
      GMO TRUST - CLASS M SHARES STATEMENT OF ADDITIONAL INFORMATION DATED
                                 JUNE 30, 2005

GMO Tobacco-Free Core Fund, GMO Real Estate Fund, GMO International Intrinsic Value Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, and GMO Emerging Countries Fund

Information in the Prospectus and Statement of Additional Information regarding the above Funds has been superseded by information in a subsequent prospectus and statement of additional information. Please call Shareholder Services at 617-346-7646 to request the revised prospectus and/or statement of additional information.

Management of the Trust

The last row of the table on page 31 of the Prospectus is hereby amended and restated as follows:

            FUND                            SENIOR MEMBER              PRINCIPAL OCCUPATION DURING PAST 5
                                         (LENGTH OF SERVICE)                          YEARS
---------------------------------------- -------------------------- --------------------------------------------
Emerging Countries Fund                  Arjun Divecha              Director of GMO's Emerging Markets Division
                                         (since 1993)               since 1993.
---------------------------------------- -------------------------- --------------------------------------------

GMO Value Fund

Effective August 26, 2005, the GMO U.S. Active Division, which is responsible for the day-to-day management of the GMO Value Fund, merged into the GMO U.S. Quantitative Division. Mr. Soucy and Mr. Wilderman are the senior members of the GMO U.S. Quantitative Division. Day-to-day management of the GMO Value Fund has not been affected by this change.

                                                   Filed Pursuant to Rule 497(e)
                                                  File Nos. 2-98772 and 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2005
                                                   as revised September 23, 2005

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Equity Fund
- Tobacco-Free Core Fund
- U.S. Quality Equity Fund
- U.S. Value Fund
- U.S. Intrinsic Value Fund
- U.S. Growth Fund
- U.S. Small/Mid Cap Value Fund
- U.S. Small/Mid Cap Growth Fund
- Real Estate Fund
- Tax-Managed U.S. Equities Fund
- Tax-Managed Small/Mid Cap Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Fund
- Emerging Country Debt Share Fund
- Short-Duration Investment Fund
- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS
- International Core Equity Fund
- International Intrinsic Value Fund
- International Growth Equity Fund
- Global Growth Fund
- Developed World Stock Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Foreign Small Companies Fund
- International Small Companies Fund
- Emerging Markets Fund
- Emerging Countries Fund
- Tax-Managed International Equities Fund

ASSET ALLOCATION FUNDS
- Benchmark-Free Allocation Fund
- International Equity Allocation Fund
- Global Balanced Asset Allocation Fund
- Global (U.S.+) Equity Allocation Fund
- Strategic Balanced Allocation Fund
- World Opportunities Equity Allocation Fund
- U.S. Sector Fund
- Alpha Only Fund

Information about other funds and classes offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND SUMMARIES..............................................     1
  U.S. Equity Funds.........................................     2
    U.S. Core Equity Fund...................................     2
    Tobacco-Free Core Fund..................................     4
    U.S. Quality Equity Fund................................     6
    U.S. Value Fund.........................................     8
    U.S. Intrinsic Value Fund...............................    10
    U.S. Growth Fund........................................    12
    U.S. Small/Mid Cap Value Fund...........................    14
    U.S. Small/Mid Cap Growth Fund..........................    16
    Real Estate Fund........................................    18
    Tax-Managed U.S. Equities Fund..........................    20
    Tax-Managed Small/Mid Cap Fund..........................    22
  International Equity Funds................................    24
    International Core Equity Fund..........................    24
    International Intrinsic Value Fund......................    26
    International Growth Equity Fund........................    28
    Global Growth Fund......................................    30
    Developed World Stock Fund..............................    32
    Currency Hedged International Equity Fund...............    34
    Foreign Fund............................................    36
    Foreign Small Companies Fund............................    38
    International Small Companies Fund......................    40
    Emerging Markets Fund...................................    42
    Emerging Countries Fund.................................    44
    Tax-Managed International Equities Fund.................    46
  Fixed Income Funds........................................    49
    Domestic Bond Fund......................................    50
    Core Plus Bond Fund.....................................    52
    International Bond Fund.................................    54
    Currency Hedged International Bond Fund.................    56
    Global Bond Fund........................................    58
    Emerging Country Debt Fund..............................    60
    Emerging Country Debt Share Fund........................    62
    Short-Duration Investment Fund..........................    64
    Inflation Indexed Bond Fund.............................    66
  Asset Allocation Funds....................................    69
    Benchmark-Free Allocation Fund..........................    70
    International Equity Allocation Fund....................    72
    Global Balanced Asset Allocation Fund...................    74
    Global (U.S.+) Equity Allocation Fund...................    76
    Strategic Balanced Allocation Fund......................    78
    World Opportunities Equity Allocation Fund..............    80
    U.S. Sector Fund........................................    82
    Alpha Only Fund.........................................    84
DESCRIPTION OF PRINCIPAL RISKS..............................    86
MANAGEMENT OF THE TRUST.....................................    94
DETERMINATION OF NET ASSET VALUE............................    96
NAME POLICIES...............................................    97
DISCLOSURE OF PORTFOLIO HOLDINGS............................    97
HOW TO PURCHASE SHARES......................................    98
HOW TO REDEEM SHARES........................................    99
PURCHASE PREMIUMS AND REDEMPTION FEES.......................   101
MULTIPLE CLASSES............................................   102
DISTRIBUTIONS AND TAXES.....................................   103
FINANCIAL HIGHLIGHTS........................................   105
INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES AND PRIVATE PLACEMENT MEMORANDA..............   125
FUND CODES.......................................inside back cover
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                 FUND SUMMARIES

     This section contains summary descriptions of each Fund's investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund's investments and strategies is contained in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective, strategies, and policies without shareholder approval unless the objective or strategy is identified in this Prospectus or in the SAI as "fundamental." Only the investment objectives of the U.S. Core Equity Fund, U.S. Value Fund, U.S. Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund are fundamental. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds' investment manager (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions, GMO may trade a Fund's investments more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

     MANY OF THE FUND SUMMARIES STATE THAT A FUND WILL "INVEST" OR MAKE "INVESTMENTS" IN A PARTICULAR TYPE OF SECURITY OR OTHER ASSET. WHEN USED IN THIS PROSPECTUS, THE TERMS "INVEST" AND "INVESTMENTS" INCLUDE BOTH DIRECT INVESTING AND INDIRECT INVESTING AND/OR MAKING DIRECT INVESTMENTS AND INDIRECT INVESTMENTS (E.G., INVESTING IN ANOTHER FUND OR MAKING INVESTMENTS IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET). THE MANAGER DEFINES "EQUITY INVESTMENTS" AS INVESTMENTS IN COMMON STOCKS AND OTHER STOCK-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND DEPOSITORY RECEIPTS.

     To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies, described in the section of their summary descriptions entitled "Principal investment strategies," of investing at least 80% of their assets in specific types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). See "Name Policies."

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks -- Management Risk"). Each Fund is subject to risks based on the types of investments in its portfolio and on the investment strategies it employs. You should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. A Fund may be exposed to risks in addition to the principal risks described in this Prospectus.

     You should keep in mind that an investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE EQUITY FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     CLASS III     CLASS IV     CLASS V
  ----------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%         0.31%        0.31%
  Shareholder service fee                                                                     0.15%         0.10%       0.085%
  Other expenses                                                                              0.02%(1)      0.02%(1)     0.02%(1)
  Total annual operating expenses                                                             0.48%(1)      0.43%(1)     0.42%(1)
    Expense reimbursement                                                                     0.02%(2)      0.02%(2)     0.02%(2)
  Net annual expenses                                                                         0.46%(1)      0.41%(1)     0.40%(1)

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSET  CLASS VI
  -----------------------------------------------------------------------------------  --------
  Management fee                                                                         0.31%
  Shareholder service fee                                                               0.055%
  Other expenses                                                                         0.02%(1)
  Total annual operating expenses                                                        0.39%(1)
    Expense reimbursement                                                                0.02%(2)
  Net annual expenses                                                                    0.37%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $47      $152
Class IV                                                        $42      $136
Class V                                                         $41      $133
Class VI                                                        $38      $123

             * After reimbursement

 GMO TOBACCO-FREE CORE FUND
                                                   Fund Inception Date: 10/31/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations, other than tobacco-producing companies. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. The Manager defines tobacco-free companies as those companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                    [Graph]

                                      TOBACCO FREE CORE
                                           FUND (%)
                                      ------------------
1995                                         43.00
1996                                         18.30
1997                                         35.60
1998                                         25.20
1999                                         21.25
2000                                         -0.89
2001                                         -8.82
2002                                        -20.25
2003                                         26.52
2004                                          9.26

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)
                      Year-to-Date (as of 3/31/05): -1.72%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              9.26%   -0.08%     13.24%       12.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   8.94%   -1.30%      9.93%        9.17%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     6.42%   -0.70%      9.85%        9.12%
----------------------------------------------------------------------------
 S&P 500 INDEX                   10.88%   -2.30%     12.07%       11.13%
----------------------------------------------------------------------------
 CLASS IV                                                       7/2/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              9.26%      N/A        N/A        1.26%
----------------------------------------------------------------------------
 S&P 500 INDEX                   10.88%      N/A        N/A        1.11%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.33%       0.33%
  Shareholder service fee                                          0.15%      0.105%
  Other expenses                                                   0.04%       0.04%
  Total annual operating expenses                                  0.52%       0.48%
    Expense reimbursement                                          0.04%(1)    0.04%(1)
  Net annual expenses                                              0.48%       0.44%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $163      $287       $649
Class IV                                                        $45      $150      $265       $600

       * After reimbursement

 GMO U.S. QUALITY EQUITY FUND
                                                     Fund Inception Date: 2/6/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund typically holds between 40 and 80 stocks.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

     The Manager also uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Non-Diversification Risk - The Fund is non-diversified, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Focused Investment Risk (increased risk from the Fund's concentrating investments in a limited number of countries, geographic regions, or companies or in industries with high positive correlations to one another), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III       CLASS IV
  ---------------------------------------------------------------------------------------
  Management fee                                                   0.33%           0.33%
  Shareholder service fee                                          0.15%          0.105%
  Other expenses                                                   0.05%(1)        0.05%(1)
  Total annual operating expenses                                  0.53%(1)        0.49%(1)
    Expense reimbursement                                          0.05%(1)        0.05%(1)
  Net annual expenses                                              0.48%(1)        0.44%(1)

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $165      $291       $660
Class IV                                                        $45      $152      $269       $611

       * After reimbursement

 GMO U.S. VALUE FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III
  ----------------------------------------------------------------------------------------------------
  Management fee                                                                               0.44%
  Shareholder service fee                                                                      0.15%
  Other expenses                                                                               0.19%(1)
  Total annual operating expenses                                                              0.78%(1)
    Expense reimbursement                                                                      0.19%(2)
  Net annual expenses                                                                          0.59%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.44% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $60      $230

             * After reimbursement

 GMO U.S. INTRINSIC VALUE FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III
  ---------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%
  Shareholder service fee                                                                     0.15%
  Other expenses                                                                              0.11%(1)
  Total annual operating expenses                                                             0.57%(1)
    Expense reimbursement                                                                     0.11%(2)
  Net annual expenses                                                                         0.46%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and certain other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $47      $172

             * After reimbursement

 GMO U.S. GROWTH FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III
  ---------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%
  Shareholder service fee                                                                     0.15%
  Other expenses                                                                              0.04%(1)
  Total annual operating expenses                                                             0.50%(1)
    Expense reimbursement                                                                     0.04%(2)
  Net annual expenses                                                                         0.46%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $47      $156

             * After reimbursement

 GMO U.S. SMALL/MID CAP VALUE FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion, and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Liquidity Risk (difficulty in selling Fund investments).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)       CLASS III
  --------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)              0.50%(1)
  Redemption fee (as a percentage of amount redeemed)                0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III
  ---------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%
  Shareholder service fee                                                                     0.15%
  Other expenses                                                                              0.12%(2)
  Total annual operating expenses                                                             0.58%(2)
    Expense reimbursement                                                                     0.12%(3)
  Net annual expenses                                                                         0.46%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                             IF YOU SELL YOUR SHARES          IF YOU DO NOT SELL YOUR SHARES
                                            --------------------------        ------------------------------
                                            1 YEAR*            3 YEARS         1 YEAR*              3 YEARS
                                            -------            -------        ---------            ---------
Class III                                    $149               $280             $97                  $223

             * After reimbursement

 GMO U.S. SMALL/MID CAP GROWTH FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion. In addition, as of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion, and the median market capitalization was approximately $690 million. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals. From that group the Manager then selects stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Growth Index, which measures the performance of those stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)       CLASS III
  --------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III
  ---------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%
  Shareholder service fee                                                                     0.15%
  Other expenses                                                                              0.27%(2)
  Total annual operating expenses                                                             0.73%(2)
    Expense reimbursement                                                                     0.27%(3)
  Net annual expenses                                                                         0.46%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and certain other expenses described on page 96 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                             IF YOU SELL YOUR SHARES          IF YOU DO NOT SELL YOUR SHARES
                                            --------------------------        ------------------------------
                                            1 YEAR*            3 YEARS         1 YEAR*              3 YEARS
                                            -------            -------        ---------            ---------
Class III                                    $149               $312             $97                  $255

             * After reimbursement

 GMO REAL ESTATE FUND
                                                    Fund Inception Date: 5/31/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Morgan Stanley REIT Index, and in companies with similar characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

     REITs are managed vehicles that invest in real estate or real estate-related investments. The Manager defines real estate-related investments as REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, ownership, construction, management, or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies that own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.

     The Manager uses proprietary research and quantitative models to identify stocks that are trading at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published index of equity securities issued by REITs. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Morgan Stanley REIT Index ranged from $380 million to $15.2 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for the special tax treatment accorded real estate investment trusts under the Internal Revenue Code of 1986, as amended and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests most of its assets in real estate-related investments, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                  [BAR GRAPH]

                                          REIT FUND (%)
                                          -------------
1997                                          19.35
1998                                         -24.36
1999                                          -4.66
2000                                          28.83
2001                                           9.71
2002                                           2.17
2003                                          33.85
2004                                          30.43

                        Highest Quarter: 15.17% (4Q2004)
                        Lowest Quarter: -16.27% (3Q1998)
                      Year-to-Date (as of 3/31/05): -7.14%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      5/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              30.43%   20.31%        N/A      12.65%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   26.69%   18.07%        N/A      10.21%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     21.96%   16.56%        N/A       9.57%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                 10.88%   -2.30%        N/A       8.86%
----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)     31.49%   21.67%        N/A      14.78%
----------------------------------------------------------------------------

(a) The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor's.
(b) Fund's benchmark.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%(1)
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.04%
  Total annual operating expenses                                                           0.73%(1)
    Expense reimbursement                                                                   0.04%(2)
  Net annual expenses                                                                       0.69%(1)

(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.48% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund for Fund expenses through at least June 30, 2006 (see note 2 below).
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (before application of the temporary management fee waiver) (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS    5 YEARS    10 YEARS
                                                              -------   -------    -------    --------
Class III                                                       $70       $229       $402       $903

       * Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in the first year for each period were also reduced by this temporary waiver, the costs would be $49 for 1 year, $208 for 3 years, $381 for 5 years, and $883 for 10 years.

 GMO TAX-MANAGED U.S. EQUITIES FUND
                                                    Fund Inception Date: 7/23/98

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations and uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax broad exposure to the U.S. equity market. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it considers to be undervalued as well as stocks it believes have improving fundamentals. These models take into account historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Manager attempts to manage tax consequences by seeking to offset realized capital gains with realized capital losses and to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index (after tax), computed by the Manager by adjusting the return of the S&P 500 Index by its tax cost. The Manager estimates the S&P 500 Index's tax cost by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the S&P 500 Index). The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
                                  [BAR GRAPH]

                                       TAX-MANAGED U.S.
                                      EQUITIES FUND (%)
                                      ------------------
1999                                         16.96
2000                                          3.21
2001                                         -9.77
2002                                        -19.69
2003                                         25.18
2004                                          9.17

                        Highest Quarter: 16.69% (2Q2003)
                        Lowest Quarter: -17.54% (3Q2002)
                      Year-to-Date (as of 3/31/05): -1.49%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/23/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               9.17%    0.44%      N/A         4.28%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.97%    0.08%      N/A         3.87%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      6.20%    0.18%      N/A         3.46%
----------------------------------------------------------------------------
 S&P 500 INDEX                    10.88%   -2.30%      N/A         2.47%
----------------------------------------------------------------------------
 S&P 500 INDEX (AFTER TAX)(a)     10.49%   -2.65%      N/A         2.06%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.08%
  Total annual operating expenses                                                           0.56%
    Expense reimbursement                                                                   0.08%(1)
  Net annual expenses                                                                       0.48%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $171      $305       $694

       * After reimbursement

GMO TAX-MANAGED SMALL/MID CAP FUND
(FORMERLY KNOWN AS GMO TAX-MANAGED SMALL COMPANIES FUND)
                                                     Fund Inception Date: 6/1/99

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in small and mid-cap companies that issue stocks traded in the U.S. market and uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax exposure to the U.S. small and mid-cap company equity market. The Manager considers "small and mid-cap companies" to be the 3,000 largest capitalized companies, excluding the top 500, with stocks traded in the U.S. market. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small and mid-cap companies.

     The Manager uses proprietary research and quantitative models to seek out stocks it considers to be undervalued as well as stocks it believes have improving fundamentals. These models take into account historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Manager attempts to manage tax consequences by seeking to offset realized capital gains with realized capital losses and to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Index (after tax), computed by the Manager by adjusting the return of the Russell 2500 Index by its tax cost, which is estimated by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index's dividend yield. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $8 billion. The Russell 2500 Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments, and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Year Ending December 31
                                  [BAR GRAPH]

                       TAX-MANAGED SMALL/MID-CAP COMPANIES
                                     FUND (%)
                       ------------------------------------
2000                                   7.79
2001                                   9.27
2002                                  -9.24
2003                                  39.51
2004                                  16.97

                        Highest Quarter: 20.46% (2Q2003)
                        Lowest Quarter: -18.57% (3Q2002)
                      Year-to-Date (as of 3/31/05): 0.12%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       6/1/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              16.39%   11.66%        N/A      10.36%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   16.30%   11.29%        N/A       9.99%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     10.54%    9.93%        N/A       8.80%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX               18.29%    8.35%        N/A      10.70%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX (AFTER
  TAX)(a)                         18.07%    7.90%        N/A      10.23%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.50%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.55%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.26%
  Total annual operating expenses                                                           0.96%
    Expense reimbursement                                                                   0.26%(2)
  Net annual expenses                                                                       0.70%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium, including the circumstances under which the Manager may waive the purchase premium.
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.55% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $121      $329      $553      $1,199

       * After reimbursement

                           INTERNATIONAL EQUITY FUNDS
 GMO INTERNATIONAL CORE EQUITY FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

     - Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     - Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     - Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     - Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III     CLASS IV
  ----------------------------------------------------------------------------------------------------------------
  Management fee                                                                              0.38%         0.38%
  Shareholder service fee                                                                     0.15%         0.09%
  Other expenses                                                                              0.14%(1)      0.14%(1)
  Total annual operating expenses                                                             0.67%(1)      0.61%(1)
    Expense reimbursement                                                                     0.14%(2)      0.14%(2)
  Net annual expenses                                                                         0.53%(1)      0.47%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.38% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $54      $200
Class IV                                                        $48      $181

             * After reimbursement

GMO INTERNATIONAL INTRINSIC VALUE FUND
                                                    Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with total available (float) market capitalizations of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [BAR GRAPH]

                          INTERNATIONAL INTRINSIC VALUE FUND (%)
                          --------------------------------------
1995                                       10.32
1996                                        9.55
1997                                        0.92
1998                                       13.60
1999                                       14.62
2000                                       -1.40
2001                                      -12.11
2002                                       -0.59
2003                                       43.51
2004                                       25.27

                        Highest Quarter: 21.54% (2Q2003)
                        Lowest Quarter: -15.14% (3Q1998)
                      Year-to-Date (as of 3/31/05): 0.21%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              25.21%    9.07%       N/A        9.63%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  23.53%    3.10%       N/A        7.19%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               20.25%   -1.13%       N/A        4.99%
----------------------------------------------------------------------------
 CLASS III                                                      3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              25.27%    9.14%     9.42%       10.17%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   24.91%    8.00%     7.43%        8.34%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          17.13%    7.34%     7.09%        8.00%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  23.53%    3.10%     7.76%          N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               20.25%   -1.13%     5.62%        5.68%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              25.32%    9.22%       N/A       11.08%
----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                  23.53%    3.10%       N/A        8.15%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               20.25%   -1.13%       N/A        5.77%
----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS II   CLASS III   CLASS IV
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%      0.54%       0.54%
  Shareholder service fee                                                                   0.22%      0.15%       0.09%
  Other expenses                                                                            0.07%      0.07%       0.07%
  Total annual operating expenses                                                           0.83%      0.76%       0.70%
    Expense reimbursement                                                                   0.07%(1)   0.07%(1)    0.07%(1)
  Net annual expenses                                                                       0.76%      0.69%       0.63%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $258      $454      $1,019
Class III                                                       $70      $236      $415      $  936
Class IV                                                        $64      $217      $383      $  864

       * After reimbursement

 GMO INTERNATIONAL GROWTH EQUITY FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)     CLASS III     CLASS IV
  ----------------------------------------------------------------------------------------------------------------
  Management fee                                                                              0.52%         0.52%
  Shareholder service fee                                                                     0.15%         0.09%
  Other expenses                                                                              0.09%(1)      0.09%(1)
  Total annual operating expenses                                                             0.76%(1)      0.70%(1)
    Expense reimbursement                                                                     0.09%(2)      0.09%(2)
  Net annual expenses                                                                         0.67%(1)      0.61%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.52% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $68      $234
Class IV                                                        $62      $215

             * After reimbursement

 GMO GLOBAL GROWTH FUND                             Fund Inception Date: 7/20/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets, including the U.S.

     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models it uses may change over time. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") World Growth Style Index, an independently maintained and published index covering the developed markets -- North America, Europe and Asia Pacific -- of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of the available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.30%(1)
  Redemption fee (as a percentage of amount redeemed)              0.30%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.47%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.51%(2)
  Total annual operating expenses                                                           1.13%(2)
    Expense reimbursement                                                                   0.51%(2,3)
  Net annual expenses                                                                       0.62%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium and redemption fee.

(2) The amounts indicated above are annualized.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.47% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
 Class III                           $124      $371      $638      $1,399         $93      $338      $601      $1,355

        * After reimbursement

 GMO DEVELOPED WORLD STOCK FUND                      Fund Inception Date: 8/1/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a portfolio of equity investments from the world's developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. The Manager defines "stocks" as investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depository receipts. The Manager defines "developed markets" as those countries included in the MSCI World Index, a global developed markets equity index.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

- Stocks - valuation, firm quality, and momentum;

- Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

- Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted slightly towards value stocks and away from growth stocks. The Manager seeks to limit risk relative to the Fund's benchmark by using a blend of valuation-based and momentum-based stock selection strategies.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include  Market Risk
- Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)          0.30%(1)    0.30%(1)
  Redemption fee (as a percentage of amount redeemed)            0.30%(1)    0.30%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.47%      0.47%
  Shareholder service fee                                          0.15%      0.10%
  Other expenses                                                   0.19%(2)   0.19%(2)
  Total annual operating expenses                                  0.81%(2)   0.76%(2)
    Expense reimbursement                                          0.19%(3)   0.19%(3)
  Net annual expenses                                              0.62%(2)   0.57%(2)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium and redemption fee.

(2) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.47% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES         IF YOU DO NOT SELL YOUR SHARES
                                              ------------------------        ------------------------------
                                              1 YEAR*          3 YEARS         1 YEAR*              3 YEARS
                                              -------          -------         -------              -------
Class III                                      $124             $303             $ 93                 $269
Class IV                                       $119             $287             $ 88                 $253

        * After reimbursement

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND      Fund Inception Date: 6/30/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Core Equity Fund, International Intrinsic Value Fund, and International Growth Equity Fund. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations measured by export and producer price parity, balance of payments, and interest rates.

     The Manager looks at the underlying Funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments relative to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Funds' investments and periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the value the Manager anticipates), Market Risk - Growth Securities (risk that some equity securities purchased by the underlying Funds will be more sensitive to market fluctuations since their market prices are highly sensitive to future earnings expectations), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [BAR GRAPH]

                                        CURRENCY HEDGED
                                      INTERNATIONAL EQUITY
                                            FUND (%)
                                      --------------------
1996                                           15.28
1997                                           12.90
1998                                            7.29
1999                                           20.91
2000                                            9.89
2001                                           -5.27
2002                                          -14.26
2003                                           20.96
2004                                           14.77

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)
                      Year-to-Date (as of 3/31/05): 3.34%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------
                               1 YEAR    5 YEARS   10 YEARS    INCEPT.
-----------------------------------------------------------------------
 CLASS III                                                     6/30/95
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            14.77%     4.38%       N/A       9.48%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 14.77%     0.89%       N/A       5.23%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    9.60%    -0.13%       N/A       4.87%
-----------------------------------------------------------------------
 MSCI EAFE INDEX(a)             20.25%    -1.13%       N/A       5.64%
-----------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)    12.01%    -4.85%       N/A       6.93%
-----------------------------------------------------------------------

(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.54%(1)
  Shareholder service fee                                          0.15%(1,2)
  Other expenses                                                   0.07%(1)
  Total annual operating expenses                                  0.76%(1)
    Expense reimbursement                                          0.72%(3)
  Net annual expenses                                              0.04%(1)
    Fees and expenses of underlying Funds                          0.65%(4)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.69%(4)

(1) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.
(2) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.
(4) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $392      $737      $1,711

       * After reimbursement

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [BAR GRAPH]

                                       FOREIGN FUND (%)
                                      ------------------
1995                                         13.85
1996                                         14.32
1997                                          6.86
1998                                         13.95
1999                                         28.96
2000                                         -6.53
2001                                        -10.10

2002                                         -5.74
2003                                         40.89
2004                                         21.90

                        Highest Quarter: 18.84% (2Q2003)
                        Lowest Quarter: -16.25% (3Q2002)
                      Year-to-Date (as of 3/31/05): -0.87%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS    INCEPT.
-------------------------------------------------------------------------
 CLASS II                                                        9/30/96
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              21.88%    6.29%        N/A      10.47%
-------------------------------------------------------------------------
 MSCI EAFE INDEX                  20.25%   -1.13%        N/A       4.93%
-------------------------------------------------------------------------
 CLASS III*                                                      8/31/84
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              21.90%    6.35%     10.77%      15.53%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   21.01%    5.25%     N/A(#)      N/A(#)
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          15.32%    4.99%     N/A(#)      N/A(#)
-------------------------------------------------------------------------
 MSCI EAFE INDEX                  20.25%   -1.13%      5.62%      11.44%
-------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              22.04%    6.43%        N/A      10.85%
-------------------------------------------------------------------------
 MSCI EAFE INDEX                  20.25%   -1.13%        N/A       5.77%
-------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

(*) Performance information presented for the Class III shares of the Fund is that of the Fund's predecessor for all periods prior to June 28, 1996.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS II   CLASS III   CLASS IV
  ----------------------------------------------------------------------------------------------
  Management fee                                                   0.60%      0.60%       0.60%
  Shareholder service fee                                          0.22%      0.15%       0.09%
  Other expenses                                                   0.06%      0.06%       0.06%
  Total annual operating expenses                                  0.88%      0.81%       0.75%
    Expense reimbursement                                          0.06%(1)   0.06%(1)    0.06%(1)
  Net annual expenses                                              0.82%      0.75%       0.69%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class II                                                        $84       $275      $482      $1,079
Class III                                                       $77       $253      $444      $  996
Class IV                                                        $70       $234      $411      $  925

        ** After reimbursement

 GMO FOREIGN SMALL COMPANIES FUND                   Fund Inception Date: 6/30/00

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Depending upon the country, as of May 31, 2005, the market capitalization of the largest company (in a particular country) included within the Fund's definition of small companies ranged from approximately $445 million (Slovenia) to $24 billion (Switzerland) (based on exchange rates as of May 31, 2005). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark.

     - Stock selection - The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments (excluding investments in emerging markets companies included in the Fund's benchmark) generally will represent 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. Depending upon the country, as of May 31, 2005, the market capitalization of the largest company (in a particular country) included in the S&P/Citigroup EMI World ex-U.S. Index ranged from $445 million (Slovenia) to $17 billion (Korea). The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund was operated as a portfolio of a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance information for periods prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [BAR GRAPH]

                                        FOREIGN SMALL
                                        COMPANIES FUND
                                             (%)
                                      ------------------
1996                                         22.09
1997                                         -3.80
1998                                          4.51
1999                                         41.52
2000                                         -7.74
2001                                          3.66
2002                                          2.63
2003                                         50.73
2004                                         29.24

                        Highest Quarter: 19.85% (2Q2003)
                        Lowest Quarter: -17.40% (3Q1998)
                      Year-to-Date (as of 3/31/05): 2.88%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
------------------------------------------------------------------------
 CLASS III*                                                     1/4/95
------------------------------------------------------------------------
 RETURN BEFORE TAXES             29.24%    13.84%       N/A       13.67%
------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  27.35%    N/A(#)       N/A       N/A(#)
------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    21.28%    N/A(#)       N/A       N/A(#)
------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD
  EX-U.S. INDEX(a)               28.73%     6.77%       N/A        7.14%
------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              20.25%    -1.13%       N/A        5.74%
------------------------------------------------------------------------
 CLASS IV                                                       6/14/02
------------------------------------------------------------------------
 RETURN BEFORE TAXES             29.37%       N/A       N/A       24.95%
------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD
  EX-U.S. INDEX(a)               28.73%       N/A       N/A       23.54%
------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              20.25%       N/A       N/A       16.42%
------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

* Performance information presented for the Class III shares of the Fund is that of the Fund's predecessor for all periods prior to June 30, 2000.

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  ------------------------------------------------------------------------------------
  Management fee                                                   0.70%       0.70%
  Shareholder service fee                                          0.15%       0.10%
  Other expenses                                                   0.10%       0.10%
  Total annual operating expenses                                  0.95%       0.90%
    Expense reimbursement                                          0.10%(1)    0.10%(1)
  Net annual expenses                                              0.85%       0.80%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.70% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class III                                                       $87       $293      $516      $1,157
Class IV                                                        $82       $277      $489      $1,099

        ** After reimbursement

 GMO INTERNATIONAL SMALL COMPANIES FUND            Fund Inception Date: 10/14/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's equity issues. As of May 31, 2005, the market capitalization of the largest company included within the Fund's definition of small companies was approximately $5.8 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                  [BAR GRAPH]

                                        INTERNATIONAL
                                            SMALL
                                          COMPANIES
                                           FUND (%)
                                      ------------------
1995                                          4.91
1996                                          9.84
1997                                         -3.54
1998                                          8.50
1999                                         11.00
2000                                          2.78
2001                                         -6.70
2002                                         -1.25
2003                                         67.44
2004                                         27.04

                        Highest Quarter: 30.06% (2Q2003)
                        Lowest Quarter: -17.55% (3Q2002)
                      Year-to-Date (as of 3/31/05): 2.90%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
-------------------------------------------------------------------------
 CLASS III                                                      10/14/91
-------------------------------------------------------------------------
 RETURN BEFORE TAXES             25.52%   14.76%     10.30%       10.63%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  21.40%   12.82%      8.50%        8.89%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    19.03%   11.95%      8.08%        8.47%
-------------------------------------------------------------------------
 S&P/CITIGROUP EMI WORLD
  EX-U.S. INDEX(a)               28.73%    6.77%      7.01%        6.72%
-------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              20.25%   -1.13%      5.62%        6.15%
-------------------------------------------------------------------------

(a) Fund's benchmark
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.60%(1)
  Redemption fee (as a percentage of amount redeemed)              0.60%(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.60%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.11%
  Total annual operating expenses                                  0.86%
    Expense reimbursement                                          0.11%(2)
  Net annual expenses                                              0.75%

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                     IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                              --------------------------------------   --------------------------------------
                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                              -------   -------   -------   --------   -------   -------   -------   --------
Class III                      $198      $389      $596      $1,194     $136      $322      $523      $1,104

             * After reimbursement

 GMO EMERGING MARKETS FUND                          Fund Inception Date: 12/9/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging markets" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.

     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models it uses may change over time. The Fund has a value bias relative to many other traditional emerging markets funds.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance. This risk is particularly pronounced for the Fund because it invests most of its assets in securities of issuers based in countries with emerging market economies, which tend to be more volatile than the economies of developed countries.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions. Relative to the Emerging Countries Fund, the Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [BAR GRAPH]

                                       EMERGING MARKETS
                                           FUND (%)
                                      ------------------
1995                                        -12.57
1996                                         11.64
1997                                         -0.10
1998                                        -28.88
1999                                         77.73
2000                                        -27.80
2001                                          9.78
2002                                          0.80
2003                                         70.13
2004                                         26.59

                        Highest Quarter: 34.40% (2Q1999)
                        Lowest Quarter: -28.24% (2Q1998)
                      Year-to-Date (as of 3/31/05): 3.79%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS    INCEPT.
-------------------------------------------------------------------------
 CLASS III                                                       12/9/93
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              24.57%   11.11%     7.63%        8.40%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   22.85%   10.50%     6.67%        7.43%
-------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          17.07%    9.42%     6.12%        6.83%
-------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           28.11%    6.08%     4.10%        3.50%
-------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              24.61%   11.15%       N/A       13.17%
-------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           28.11%    6.08%       N/A       10.05%
-------------------------------------------------------------------------
 CLASS V#                                                        8/4/03
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              24.45%      N/A       N/A       46.98%
-------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           28.11%      N/A       N/A       41.58%
-------------------------------------------------------------------------
 CLASS VI                                                        6/30/03
-------------------------------------------------------------------------
 RETURN BEFORE TAXES              24.59%      N/A       N/A       47.50%
-------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           28.11%      N/A       N/A       43.51%
-------------------------------------------------------------------------

# For the period from October 27, 2004 to December 31, 2004, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

FEES AND EXPENSES
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III        CLASS IV         CLASS V         CLASS VI
  --------------------------------------------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.80%(1)         0.80%(1)        0.80%(1)         0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,2)       0.80%(1,2)      0.80%(1)         0.80%(1)

 ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of average daily net assets)

                                           CLASS III              CLASS IV                CLASS V               CLASS VI
  --------------------------------------------------------------------------------------------------------------------------
  Management fee                             0.81%                   0.81%                  0.81%                  0.81%
  Shareholder service fee                    0.15%                  0.105%                 0.085%                 0.055%
  Other expenses                             0.16%(3)                0.16%(3)               0.16%(3)               0.16%(3)
  Total annual operating expenses            1.12%(3)                1.08%(3)               1.06%(3)               1.03%(3)
    Expense reimbursement                    0.01%(3,4)              0.01%(3,4)             0.01%(3,4)             0.01%(3,4)
  Net annual expenses                        1.11%(3)                1.07%(3)               1.05%(3)               1.02%(3)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.

(3) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund and the indirect expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were less than 0.01%. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in underlying Funds.

(4) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, custodial fees, and other expenses described on page 96 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $275      $521      $787      $1,548     $192      $432      $691      $1,431
Class IV                                $271      $509      $766      $1,502     $188      $420      $670      $1,386
Class V                                 $269      $503      $755      $1,480     $186      $414      $659      $1,363
Class VI                                $266      $493      $740      $1,446     $183      $404      $643      $1,328

            * After reimbursement

 GMO EMERGING COUNTRIES FUND                        Fund Inception Date: 8/29/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models it uses may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging markets funds.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance. This risk is particularly pronounced for the Fund because it invests most of its assets in securities of issuers based in countries with emerging market economies, which tend to be more volatile than the economies of developed countries.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
                                  [BAR GRAPH]

                                      EMERGING COUNTRIES
                                           FUND (%)
                                      ------------------
1998                                        -24.03
1999                                         94.69
2000                                        -28.51
2001                                          6.03
2002                                         -0.12
2003                                         69.37
2004                                         27.04

                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)
                      Year-to-Date (as of 3/31/05): 2.05%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        8/29/97
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                27.04%   10.25%        N/A      9.59%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     22.64%    9.07%        N/A      8.66%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            20.46%    8.43%        N/A      8.00%
-----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                             28.11%    6.08%        N/A      5.28%
-----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.65%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.35%
  Total annual operating expenses                                  1.15%
    Expense reimbursement                                          0.05%(1)
  Net annual expenses                                              1.10%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $112      $360      $628      $1,393

       * After reimbursement

 GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND        Fund Inception Date: 7/29/98

INVESTMENT OBJECTIVE
     High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. The Manager uses quantitative models integrated with tax management techniques to provide investors subject to U.S. federal income tax broad exposure to the international equity markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to seek out stocks it considers to be undervalued as well as stocks it believes have improving fundamentals. These models take into account historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, country weight, industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Manager attempts to manage tax consequences by seeking to offset realized capital gains with realized capital losses and to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments generally will represent 15% or less of the Fund's assets. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far
East) by its tax cost. The Manager estimates the MSCI EAFE Index's tax cost by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
                                  [BAR GRAPH]

                                         TAX-MANAGED
                                        INTERNATIONAL
                                      EQUITIES FUND (%)
                                      ------------------
1999                                         15.25
2000                                         -4.29
2001                                         -8.71
2002                                         -2.33
2003                                         41.05
2004                                         24.44

                        Highest Quarter: 19.70% (2Q2003)
                        Lowest Quarter: -15.06% (3Q2002)
                      Year-to-Date (as of 3/31/05): 0.00%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        7/29/98
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                24.44%    8.42%       N/A       9.13%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     24.43%    7.84%       N/A       8.59%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            16.47%    7.02%       N/A       7.71%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX                    20.25%   -1.13%       N/A       3.30%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX (AFTER TAX)(a)     19.95%   -1.40%       N/A       2.99%
-----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.54%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.17%
  Total annual operating expenses                                  0.86%
    Expense reimbursement                                          0.17%(1)
  Net annual expenses                                              0.69%

(1) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $257      $460      $1,045

       * After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS

     GENERAL. The Fixed Income Funds are substantially exposed to fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, fixed income securities include synthetic fixed income securities created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. Additionally, for purposes of this Prospectus, a "bond" refers to any fixed income security (including a synthetic fixed income security) with an original maturity of two years or more. Some of the Fixed Income Funds may invest in fixed income securities issued by companies located in emerging countries (also referred to as emerging markets). Unless otherwise noted, emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. Some of the Fixed Income Funds also may invest in sovereign debt (including sovereign debt of emerging countries), which is a fixed income security issued or guaranteed by a government or an agency or political subdivision. The term "investment grade" as used in this Prospectus refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc. ("Moody's")/Standard & Poor's ("S&P") to a particular fixed income security. Investment grade fixed income securities that are given a rating of Aa/AA or better by Moody's/S&P are described in this Prospectus as "high quality"; investment grade fixed income securities that are given a rating below Aa/AA but above Baa3/BBB- by Moody's/S&P are described in this Prospectus as "lower rated."

     DURATION. The Manager employs a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly with, the portfolio's duration. For example, the value of an investment held by a Fixed Income Fund with a duration of five years will decrease by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years will increase by approximately 6% with every 1% decrease in interest rates. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings and weighting each holding based on its outstanding principal amount. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. The Manager seeks to control exposure to interest rate volatility, for example, by causing a Fund to invest in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. However, exposure to changes in interest rates may vary as compared to direct investment in bonds with different maturities, and a Fund's investment in longer-term bonds may expose it to additional credit risk. See "Description of Principal Risks - Market Risk - Fixed Income Securities."

     DERIVATIVES AND LEVERAGE. Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of the derivatives positions they take. As a result, they may be leveraged in relation to their assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling its projected tracking error relative to its benchmark.

     International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund take active overweighted and underweighted positions in particular bond markets and currencies relative to their benchmarks. They often achieve these positions by taking long and short derivative positions and combinations of those positions to create synthetic securities.

     INVESTMENTS IN OTHER FUNDS. Many of the Fixed Income Funds invest in other GMO Funds. Several of the Fixed Income Funds invest a substantial portion of their assets in GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, to generate a core return. Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in shares of Emerging Country Debt Fund ("ECDF") rather than by holding sovereign debt directly. ECDF is described in this Prospectus. Fixed Income Funds that seek exposure to world interest rates may do so by investing in shares of GMO World Opportunity Overlay Fund ("Overlay Fund"). For information regarding SDCF and Overlay Fund, see "Investment in GMO Funds Offered Through Separate Prospectuses and Private Placement Memoranda" on page 125. Additional information about SDCF and Overlay Fund is available in separate private placement memoranda.

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund's investment strategy is to invest most of its assets in:

     - Shares of Short-Duration Collateral Fund ("SDCF");

     - U.S. investment-grade bonds, convertible bonds, and asset-backed securities; and

     - Derivative instruments (including synthetic bonds) whose value is related to U.S. investment-grade bonds, convertible bonds, and asset-backed securities.

     Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States. SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. U.S. investment-grade bonds include U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund also invests in foreign bonds, and may invest some of its assets in lower-rated securities.

     The Manager employs fundamental and proprietary research techniques and quantitative models to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

     The Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.8 years as of 05/31/05). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO
Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Liquidity Risk (difficulty in selling Fund investments), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class VI, on June 30, 2005. Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class VI shares do not have the same expenses as Class III shares.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44
2002                                                                             11.85
2003                                                                              3.84
2004                                                                              4.41

                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.53% (2Q2004)
                      Year-to-Date (as of 3/31/05): -0.30%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-------------------------------------------------------------------------------------------------------
                                                              1 YEAR   5 YEARS   10 YEARS   INCEPT.
-------------------------------------------------------------------------------------------------------
 CLASS III                                                                                  8/18/94
-------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                          4.41%     8.28%     7.81%       7.45%
-------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                          3.11%     5.94%     4.96%       4.64%
-------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES  3.11%     5.72%     4.95%       4.66%
-------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX                   3.48%     7.48%     7.46%       7.14%
-------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III        CLASS VI
  ----------------------------------------------------------------------------------------
  Management fee                                                   0.10%            0.10%
  Shareholder service fee                                          0.15%           0.055%
  Other expenses                                                   0.04%(1)         0.04%(1)
  Total annual operating expenses                                  0.29%(1)         0.20%(1)
    Expense reimbursement                                          0.04%(1,2)       0.04%(1,2)
  Net annual expenses                                              0.25%(1)         0.16%(1)

(1) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect net expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were less than 0.01%. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in underlying Funds.
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $26       $94      $168       $387
Class VI                                                        $16       $65      $118       $274

       * After reimbursement

 GMO CORE PLUS BOND FUND                            Fund Inception Date: 4/30/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests in U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government, corporate bonds, and asset-backed securities issued by private issuers), and seeks additional returns by investing in foreign bond and currency markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves U.S. bond market exposure by primarily investing in Short-Duration Collateral Fund ("SDCF"), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. The Fund also may expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (4.3 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The Fund also uses credit default swaps to a significant extent. Credit default swaps can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund's investments in lower-rated fixed income securities and OTC derivatives with durations longer than six months and increases when the Fund has significant exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), and Leveraging Risk (increased risks from use of derivatives). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

     The Fund began offering a new class of shares, Class IV, on June 30, 2005. Class IV Shares are invested in the same portfolio of securities as Class III Shares. Annual returns would differ only to the extent Class IV shares do not have the same expenses as Class III Shares.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89
2002                                                                              5.81
2003                                                                             11.23
2004                                                                              6.58

                        Highest Quarter: 5.94% (2Q2003)
                        Lowest Quarter: -3.24% (2Q2004)
                      Year-to-Date (as of 3/31/05): -0.19%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              6.58%     9.20%        N/A       7.68%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   5.08%     6.36%        N/A       5.01%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          4.38%     6.15%        N/A       4.96%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                      4.34%     7.71%        N/A       7.15%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III        CLASS IV
  -----------------------------------------------------------------------------------------
  Management fee                                                   0.25%            0.25%
  Shareholder service fee                                          0.15%(1)         0.10%(1)
  Other expenses                                                   0.08%(2)         0.08%(2)
  Total annual operating expenses                                  0.48%(2)         0.43%(2)
    Expense reimbursement                                          0.07%(2,3)       0.07%(2,3)
  Net annual expenses                                              0.41%(2)         0.36%(2)

(1) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of its investment in ECDF, so that the aggregate of direct and indirect shareholder service fees borne by each class of shares of the Fund will not exceed the applicable shareholder service fee set forth in the table above.
(2) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were 0.02% (based on estimated expenses for Overlay Fund's current fiscal year). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.
(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $151      $271       $620
Class IV                                                        $37      $135      $243       $558

       * After reimbursement

 GMO INTERNATIONAL BOND FUND                       Fund Inception Date: 12/22/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index, and makes investments in investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by investing in Short-Duration Collateral Fund ("SDCF") and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund may use some of its assets to make investments in below investment grade securities (also known as "junk bonds"), and may use up to 5% of the Fund's assets to make investments in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (6.1 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61
2002                                                                             18.42
2003                                                                             26.21
2004                                                                             14.52

                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)
                      Year-to-Date (as of 3/31/05): -2.89%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             14.52%   10.70%     10.06%        9.48%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  11.07%    7.70%      6.94%        6.25%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     9.37%    7.36%      6.78%        6.16%
----------------------------------------------------------------------------
 JPMORGAN NON-U.S. GOVERNMENT
  BOND INDEX                     12.04%    8.82%      7.59%        7.22%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.25%
  Shareholder service fee                                                                        0.15%(1)
  Other expenses                                                                                 0.10%(2)
  Total annual operating expenses                                                                0.50%(2)
    Expense reimbursement                                                                        0.09%(2,3)
  Net annual expenses                                                                            0.41%(2)

(1) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of its investment in ECDF, so that the aggregate of direct and indirect shareholder service fees borne by the Class III shares of the Fund will not exceed the shareholder service fee set forth in the table above.
(2) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the net indirect expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were 0.02% (based on estimated expenses for Overlay Fund's current fiscal year). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.
(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $156      $280       $642

       * After reimbursement

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND        Fund Inception Date: 9/30/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), and invests in investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by investing in Short-Duration Collateral Fund ("SDCF") and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund also may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (6.4 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Leveraging Risk (increased risks from use of derivatives), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments), Liquidity Risk (difficulty in selling Fund investments), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                              -------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35
2002                                                                              3.01
2003                                                                              8.77
2004                                                                              8.91

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -3.58% (4Q2002)
                      Year-to-Date (as of 3/31/05): 1.16%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/30/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              8.91%     7.87%    11.24%       10.93%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   8.32%     4.83%     6.87%        6.61%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          5.79%     4.80%     6.94%        6.69%
----------------------------------------------------------------------------
 JPMORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)
  (EX-JAPAN)(a)                   6.73%     6.53%     8.60%        8.54%
----------------------------------------------------------------------------
 JPMORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)
  (EX-JAPAN)+(b)                  6.73%     6.22%     8.68%        8.63%
----------------------------------------------------------------------------

(a) Fund's benchmark

(b )The JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ is a composite benchmark computed by the Manager, and represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.25%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.10%(2)
  Total annual operating expenses                                  0.50%(2)
    Expense reimbursement                                          0.09%(2,3)
  Net annual expenses                                              0.41%(2)

(1) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of its investment in ECDF, so that the aggregate of direct and indirect shareholder service fees borne by the Class III shares of the Fund will not exceed the shareholder service fee set forth in the table above.

(2) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the net indirect expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were 0.02% (based on estimated expenses for Overlay Fund's current fiscal year). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $153      $275       $631

        * After reimbursement

 GMO GLOBAL BOND FUND                              Fund Inception Date: 12/28/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Global Government Bond Index, and invests in investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund also may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (5.9 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Leveraging Risk (increased risks from use of derivatives), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                          GLOBAL BOND FUND %
                                                                          ------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62
2002                                                                             13.31
2003                                                                             22.13
2004                                                                             12.29

                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)
                      Year-to-Date (as of 3/31/05): -2.40%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             12.29%   10.02%      N/A          8.10%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  10.44%    6.21%      N/A          4.87%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     7.99%    6.24%      N/A          4.94%
----------------------------------------------------------------------------
 JPMORGAN GLOBAL GOVERNMENT
  BOND INDEX                     10.10%    8.85%      N/A          6.54%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.19%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.13%(2)
  Total annual operating expenses                                  0.47%(2)
    Expense reimbursement                                          0.06%(2,3,4)
  Net annual expenses                                              0.41%(2,4)

(1) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of its investment in ECDF, so that the aggregate of direct and indirect shareholder service fees borne by the Class III shares of the Fund will not exceed the shareholder service fee set forth in the table above.
(2) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect net expenses associated with the Fund's investment in other Funds of the Trust (the "underlying Funds"). As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were 0.02% (based on estimated expenses for Overlay Fund's current fiscal year). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.
(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.
(4) Restated to reflect changes in the Manager's expense reimbursement obligations effective July 1, 2005.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $149      $266       $608

       * After reimbursement

 GMO EMERGING COUNTRY DEBT FUND                     Fund Inception Date: 4/19/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund also may make investments in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     The Manager normally seeks to cause the Fund's portfolio duration to approximate that of its benchmark (6.3 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund's investments in fixed income securities that are below investment grade and in OTC derivatives with durations longer than six months and increases when the Fund has significant exposure to any one counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in volatile market conditions the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The Fund also uses credit default swaps to a significant extent. Credit default swaps can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified) and Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                    EMERGING COUNTRY DEBT FUND (%)
                                                                    ------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.53
1999                                                                             32.29
2000                                                                             24.13
2001                                                                             14.19
2002                                                                             19.35
2003                                                                             36.39
2004                                                                             19.00

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -34.91% (3Q1998)
                      Year-to-Date (as of 3/31/05): -0.74%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

---------------------------------------------------------------------------------
                                        1 YEAR   5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------------
 CLASS III                                                            4/19/94
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                    18.11%   22.20%     22.94%     20.79%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS    13.45%   16.26%     15.28%     13.53%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                11.93%   15.51%     15.13%     13.43%
---------------------------------------------------------------------------------
 JPMORGAN EMBIG(a)                      11.73%   12.99%     14.49%     13.99%
---------------------------------------------------------------------------------
 EMBIG+(b)                              11.73%   12.99%     14.81%     13.83%
---------------------------------------------------------------------------------
 CLASS IV                                                             1/9/98
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                    18.16%   22.26%        N/A     14.73%
---------------------------------------------------------------------------------
 JPMORGAN EMBIG(a)                      11.73%   12.99%        N/A     10.98%
---------------------------------------------------------------------------------
 JPMORGAN EMBIG +(b)                    11.73%   12.99%        N/A     10.78%
---------------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The JPMorgan Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the JPMorgan Emerging Markets Bond Index ("EMBI") prior to 8/31/95, JPMorgan EMBI + through 12/31/99, and the JPMorgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

FEES AND EXPENSES
     The tables below show, for each class of shares, the expected cost of investing in the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III        CLASS IV
  ----------------------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.50%(1)         0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.25%(1,2)       0.25%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III        CLASS IV
  ----------------------------------------------------------------------------------------
  Management fee                                                   0.35%            0.35%
  Shareholder service fee                                          0.15%            0.10%
  Other expenses                                                   0.15%(3,4)       0.15%(3,4)
  Total annual operating expenses                                  0.65%(3,4)       0.60%(3,4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).
(3) Total annual operating expenses represent the aggregate of direct expenses associated with an investment in the Fund, and the net indirect expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were less than 0.01% (based on estimated expenses for Overlay Fund's current fiscal year). Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.
(4) Expense ratios reflect inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2005, annual operating expenses (before addition of interest expense) were 0.57% and 0.52% for Class III and Class IV shares, respectively, and interest expense was 0.08%.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                        ------    -------   -------   --------   ------    -------   -------   --------
Class III                                $142      $285      $441       $894      $116      $257      $410       $856
Class IV                                 $137      $270      $414       $835      $111      $241      $383       $796

 GMO EMERGING COUNTRY DEBT SHARE FUND               Fund Inception Date: 7/20/98

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests substantially all of its assets in Emerging Country Debt Fund ("ECDF") (an arrangement often referred to as a "master-feeder" structure) (see page 60 for a discussion of ECDF) and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund, through ECDF, invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady Bonds and Euro bonds), bank loans, and corporate issues. ECDF also may invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making payments of principal or interest. Generally, at least 75% of ECDF's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment objective, ECDF may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     The Manager normally seeks to cause the portfolio duration of ECDF to approximate that of its benchmark (6.3 years as of 05/31/05).

     While the Fund intends to be fully invested, it may hold more cash than other Funds due to the more frequent redemption activity of its investors, and its performance may not match that of ECDF.

BENCHMARK
     The Fund's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of principal risks. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of ECDF's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. These and other risks are greater for ECDF's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for ECDF's investments in fixed income securities that are below investment grade and in OTC derivatives with durations longer than six months and increases when ECDF has significant exposure to any one counterparty. Because ECDF typically invests in securities that are of lesser quality that those in its benchmark, in volatile market conditions the percentage decline in the value of ECDF is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. ECDF also uses credit default swaps to a significant extent. Credit default swaps can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because ECDF is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, ECDF may be leveraged in relation to its assets. Leverage may disproportionately increase ECDF's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - ECDF's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified) and Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31

                                  [BAR GRAPH]

                                           EMERGING
                                         COUNTRY DEBT
                                        SHARE FUND (%)
                                      ------------------
1995                                         45.10
1996                                         65.71
1997                                         31.01
1998                                        -30.88
1999                                         32.13
2000                                         24.22
2001                                         14.25
2002                                         19.02
2003                                         35.86
2004                                         18.70

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)
                      Year-to-Date (as of 3/31/05): -0.78%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        4/19/94*
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                18.70%   22.19%     22.86%     20.72%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     14.14%   16.28%     15.24%     13.50%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            12.90%   15.68%     15.17%     13.47%
-----------------------------------------------------------------------------
 JPMORGAN EMBIG(a)                  11.73%   12.99%     14.49%     13.99%
-----------------------------------------------------------------------------
 JPMORGAN EMBIG +(b)                11.73%   12.99%     14.81%     13.83%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The JPMorgan Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the JPMorgan Emerging Markets Bond Index ("EMBI") prior to 8/95, JPMorgan EMBI + through 12/31/99, and the JPMorgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.

* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            +(1)
  Redemption fee (as a percentage of amount redeemed)              +(1)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.35%(1)
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.21%(1,2)
  Total annual operating expenses                                  0.71%(1,2)

(1) The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium, redemption fee, management fee, shareholder service fee, and other expenses applicable to ECDF. Total annual operating expenses represent combined fees and expenses of both Funds and include interest expense incurred by ECDF, which enters into reverse repurchase agreements. For the fiscal year ended February 28, 2005, annual operating expenses (before addition of indirect interest expense) and interest expense were 0.63% and 0.08%, respectively.
(2) Effective July 1, 2005 the Manager will no longer reimburse any Fund fees or expenses. For the fiscal year ended February 28, 2005, reimbursed Fund fees and expenses amounted to 0.06% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                    -------------------------------------      ---------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------       ------    -------   -------   --------
Class III                            $148     $304      $474       $966          $122      $276      $443       $928

GMO SHORT-DURATION INVESTMENT FUND                  Fund Inception Date: 4/18/90

INVESTMENT OBJECTIVE
     Provide current income. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund primarily will make investments in securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. The Fund may invest a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high-quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. The Fund also may use derivatives. While the Fund makes investments in high-quality securities, it may choose not to dispose of a security whose rating is lowered after purchase.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration." The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected) and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                  SHORT-DURATION INVESTMENT FUND (%)
                                                                  ----------------------------------
1995                                                                              9.97
1996                                                                              5.40
1997                                                                              6.11
1998                                                                              4.49
1999                                                                              5.09
2000                                                                              7.40
2001                                                                              4.99
2002                                                                             -4.62
2003                                                                              1.65
2004                                                                              2.85

                        Highest Quarter: 3.00% (1Q1995)
                        Lowest Quarter: -6.35% (4Q2002)
                      Year-to-Date (as of 3/31/05): 0.46%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              2.85%     2.37%     4.26%        4.72%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   2.05%     0.95%     2.39%        2.68%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.85%     1.21%     2.50%        2.81%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX   1.24%     2.79%     4.00%        4.22%
----------------------------------------------------------------------------

(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.05%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.10%(1)
  Total annual operating expenses                                  0.30%(1)
    Expense reimbursement                                          0.10%(1,2)
  Net annual expenses                                              0.20%(1)

(1) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect net expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were less than 0.01%. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in underlying Funds.
(2) The Manager has contractually agreed to reimburse the Fund with respect to Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus) exceed 0.05% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $20       $95      $177       $417

       * After reimbursement

 GMO INFLATION INDEXED BOND FUND                    Fund Inception Date: 3/31/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund primarily makes investments in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

     The Fund invests in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. The Fund also may invest some of its assets in below investment grade securities (also known as "junk bonds"), and may use synthetic bonds to implement its strategy.

     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (8.7 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, which is independently maintained by Lehman Brothers and consists of Inflation-Protection Securities issued by the U.S. Treasury.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any. The Fund is exposed to additional market risk through its investments in debt securities paying no interest.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Liquidity Risk (difficulty in selling Fund investments), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19
2003                                                                              8.02
2004                                                                              7.96

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -3.04% (2Q2004)
                      Year-to-Date (as of 3/31/05): -0.52%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              7.96%    10.39%       N/A        7.97%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   5.79%     8.23%       N/A        5.85%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          5.89%     7.75%       N/A        5.60%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX           8.46%    10.85%       N/A        8.21%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.10%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.31%(1,2)
  Total annual operating expenses                                  0.56%(1,2)
    Expense reimbursement                                          0.05%(1,2,3)
  Net annual expenses                                              0.51%(1,2)

(1) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the net indirect expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). For the fiscal year ended February 28, 2005, the Fund's total indirect net expenses were less than 0.01%. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in underlying Funds.
(2) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2005, net annual expenses (before addition of interest expense) and interest expense were 0.25% and 0.26%, respectively.
(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $52      $174      $308       $697

       * After reimbursement

                      [This page intentionally left blank]

                   ASSET ALLOCATION FUNDS ("FUNDS OF FUNDS")

     The Asset Allocation Funds invest primarily in other GMO Funds to provide you with exposure to the investments -- and attendant risks -- of the GMO Funds in which they invest. References to the Emerging Markets Funds in this section mean the Emerging Markets Fund, Emerging Countries Fund, and GMO Emerging Markets Quality Fund ("EMQ"), collectively. References to the International Equity Funds in this section include EMQ. For more information regarding EMQ, see page 126 of this Prospectus. Some of the Asset Allocation Funds may invest in GMO Alternative Asset Opportunity Fund ("AAOF"). For more information regarding AAOF, see page 125 of this Prospectus.

 GMO BENCHMARK-FREE ALLOCATION FUND                 Fund Inception Date: 7/23/03

INVESTMENT OBJECTIVE
    The Fund seeks a positive return, regardless of market direction. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not "relative" return). There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
    The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the International Equity Funds (including the Emerging Markets Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., international equities, U.S. equities, emerging markets, fixed income securities, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. While the Fund generally will have exposure to both emerging markets and developed markets, including the U.S. market, it may at times have substantial exposure to a particular market or market type (e.g., emerging markets).

     The Manager forecasts returns for a range of asset classes (e.g., international equity, U.S. equity, emerging markets, fixed income, commodities) using quantitative models to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven-year period. The Manager then conducts a disciplined evaluation of each asset class, based on the economic principle of regression to the mean, and seeks to maximize exposure to asset classes the Manager believes are underpriced and minimize exposure to asset classes the Manager believes are overpriced.

     Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. No limits exist on the Manager's ability to shift allocations among the underlying Funds. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, invest a substantial portion of its assets in a single underlying Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the Fund is exposed to the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund is indirectly exposed to all of the risks of an investment in the underlying Funds. From time to time, the Fund may allocate part or all of its assets to one or more volatile asset classes with significant risk of loss if the Manager's judgment about the expected return proves incorrect.

- Foreign Investment Risk - From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging markets). The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Market Risk - Equity Securities - From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging market equities). Equity securities held by underlying Funds may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

- Market Risk - Fixed Income Securities - From time to time, the Fund may allocate part or all of its assets to fixed income investments (including investments in emerging market debt). The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Smaller Company Risk - From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified), Leveraging Risk (increased risk from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund).

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period and since inception with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Year Ending December 31

                                  [BAR GRAPH]

                                          BENCHMARK-
                                             FREE
                                          ALLOCATION
                                           FUND (%)
                                      ------------------
2004                                         18.15

                        Highest Quarter: 8.37% (4Q2004)
                        Lowest Quarter: -3.04% (2Q2004)
                      Year-to-Date (as of 3/31/05): 1.57%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        7/23/03
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                17.35%     N/A       N/A       26.72%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     14.94%     N/A       N/A       23.92%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            11.27%     N/A       N/A       21.25%
-----------------------------------------------------------------------------
 MSCI WORLD INDEX(a)                14.72%     N/A       N/A       23.31%
-----------------------------------------------------------------------------
 CONSUMER PRICE INDEX(b)             3.35%     N/A       N/A        2.77%
-----------------------------------------------------------------------------

(a) The MSCI World Index is a free-float adjusted market capitalization index designed to measure global developed market performance, and which currently consists of 23 developed market country indices.
(b) The Consumer Price Index produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services.

FEES AND EXPENSES

     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.28%(1)
  Redemption fee (as a percentage of amount redeemed)              0.25%(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%(2)
  Shareholder service fee                                          0.00%(2)
  Other expenses                                                   0.03%(2)
  Total annual operating expenses                                  0.03%(2)
    Expense reimbursement                                          0.03%(3)
  Net annual expenses                                              0.00%(2)
    Fees and expenses of underlying Funds                          0.65%(4)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.65%(4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.
(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus).
(4) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect interest expense were 0.58% and 0.07%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE

This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                           IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------   --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------   -------   -------   -------   --------
Class III                            $120      $287      $469       $995       $94      $259      $438       $957

       * After reimbursement

 GMO INTERNATIONAL EQUITY ALLOCATION FUND          Fund Inception Date: 10/11/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the International Equity Funds (including the Emerging Markets Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund may be exposed to international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, securities of companies of any market capitalization, the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling seven-year forecasts of relative value and risk among the assets classes (e.g., international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

BENCHMARK
     The Fund's benchmark is the MSCI ACWI (All Country World Index) ex-U.S. Index, an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than economies of developed countries.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years ending December 31

                                  [BAR GRAPH]

                                      INTERNATIONAL EQUITY
                                        ALLOCATION FUND
                                              (%)
                                      --------------------
1997                                            1.74
1998                                            1.99
1999                                           26.77
2000                                           -6.52
2001                                           -5.73
2002                                           -0.40
2003                                           48.51
2004                                           24.14

                        Highest Quarter: 21.27% (2Q2003)
                        Lowest Quarter: -15.91% (3Q1998)
                      Year-to-Date (as of 3/31/05): 1.03%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/11/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             23.72%   10.03%        N/A      9.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  22.66%    8.89%        N/A      8.24%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    15.90%    7.97%        N/A      7.60%
----------------------------------------------------------------------------
 MSCI ACWI EX-U.S. INDEX         20.91%   -0.26%        N/A      5.37%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.17%(1)
  Redemption fee (as a percentage of amount redeemed)              0.17%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%(3)
  Shareholder service fee                                          0.00%(3)
  Other expenses                                                   0.03%(3)
  Total annual operating expenses                                  0.03%(3)
    Expense reimbursement                                          0.03%(4)
  Net annual expenses                                              0.00%(3)
    Fees and expenses of underlying Funds                          0.73%(5)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.73%(5)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.

(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.

(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus).

(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                            IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                     --------------------------------------      --------------------------------------
                                     1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                     -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $109      $291      $488      $1,057         $91      $272      $467      $1,031

       * After reimbursement

 GMO GLOBAL BALANCED ASSET ALLOCATION FUND          Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the U.S. Equity Funds, the International Equity Funds (including the Emerging Markets Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund may be exposed to U.S. and international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, securities of companies of any market capitalization, the investment returns of commodities and, from time to time, other alternative asset classes.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling seven-year forecasts of relative value and risk among the assets classes (e.g., U.S. equity, international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of the global marketplace, asset class valuations, and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows, though the Fund intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.

BENCHMARK
     The Fund's benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Lehman Brothers U.S. Aggregate Bond Index). The GMO Global Balanced Index reflects investment of all applicable dividends, capital gains, and interest.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance is not an indication of future performance. The Fund commenced operations on June 28, 1996 with two classes of shares - Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund's principal investment strategies, effective June 30, 2002.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [Bar Graph]

                                       GLOBAL BALANCED
                                       ASSET ALLOCATION
                                           FUND (%)
                                      ------------------
1997                                         10.23
1998                                          2.73
1999                                         23.44
2000                                         -0.62
2001                                         -1.52
2002                                          3.15
2003                                         28.46
2004                                         13.44

                        Highest Quarter: 14.30% (4Q1998)
                        Lowest Quarter: -15.08% (3Q1998)
                      Year-to-Date (as of 3/31/05): 0.00%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                       6/28/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES               13.24%    7.99%      N/A       9.41%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    11.55%    6.38%      N/A       6.94%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            8.83%    5.86%      N/A       6.70%
-----------------------------------------------------------------------------
 S&P 500 INDEX                     10.88%   -2.30%      N/A       8.90%
-----------------------------------------------------------------------------
 MSCI ACWI EX-U.S. INDEX           20.91%   -0.26%      N/A       5.12%
-----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                        4.34%    7.71%      N/A       7.14%
-----------------------------------------------------------------------------
 GLOBAL BALANCED BENCHMARK +(a)    10.19%   -3.40%      N/A       5.50%
-----------------------------------------------------------------------------
 GMO GLOBAL BALANCED INDEX(b)      10.19%    1.83%      N/A       8.07%
-----------------------------------------------------------------------------

(a) The Global Balanced Benchmark + is a composite benchmark computed by the Manager, and represents the MSCI ACWI (All Country World Index) Index (a global (including U.S. and emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) until June 30, 2002, which was the Fund's benchmark, and the GMO Global Balanced Index thereafter, which is the Fund's current benchmark.

(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.08%(1)
  Redemption fee (as a percentage of amount redeemed)              0.08%(1,2)


  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from
  Fund assets as a percentage of average daily net assets)       CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%(3)
  Shareholder service fee                                          0.00%(3)
  Other expenses                                                   0.03%(3)
  Total annual operating expenses                                  0.03%(3)
    Expense reimbursement                                          0.03%(4)
  Net annual expenses                                              0.00%(3)
    Fees and expenses of underlying Funds                          0.53%(5)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.53%(5)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.
(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus).
(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect interest expense were 0.52% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $70      $217      $377       $841       $62      $208      $367       $829

       * After reimbursement

 GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND         Fund Inception Date: 11/26/96

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the U.S. Equity Funds, the International Equity Funds (including the Emerging Markets Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund may be exposed to U.S. and international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, securities of companies of any market capitalization, the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling seven-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

BENCHMARK
     The Fund's benchmark is the GMO Global Equity Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index).

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                               GLOBAL (U.S.+) EQUITY ALLOCATION FUND (%)
                                                               -----------------------------------------
1997                                                                             19.90
1998                                                                              5.97
1999                                                                             19.28
2000                                                                              3.75
2001                                                                             -0.74
2002                                                                             -6.23
2003                                                                             38.23
2004                                                                             16.30

                        Highest Quarter: 18.79% (2Q2003)
                        Lowest Quarter: -14.30% (3Q2002)
                      Year-to-Date (as of 3/31/05): -0.09%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                   1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                       11/26/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES               15.96%    9.13%        N/A      11.19%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    14.63%    7.48%        N/A       8.43%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           11.26%    7.01%        N/A       8.16%
-----------------------------------------------------------------------------
 S&P 500 INDEX(a)                  10.88%   -2.30%        N/A       7.63%
-----------------------------------------------------------------------------
 GMO GLOBAL EQUITY INDEX(b)        13.33%   -1.73%        N/A       7.05%
-----------------------------------------------------------------------------

(a) The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard and Poor's.
(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.10%(1)
  Redemption fee (as a percentage of amount redeemed)              0.10%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%(3)
  Shareholder service fee                                          0.00%(3)
  Other expenses                                                   0.05%(3)
  Total annual operating expenses                                  0.05%(3)
    Expense reimbursement                                          0.05%(4)
  Net annual expenses                                              0.00%(3)
    Fees and expenses of underlying Funds                          0.58%(5)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.58%(5)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.
(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus).
(5) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $80      $235      $404       $895          $69      $224      $392       $879

       * After reimbursement

 GMO STRATEGIC BALANCED ALLOCATION FUND             Fund Inception Date: 5/31/05

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the U.S. Equity Funds, the International Equity Funds (including the Emerging Markets Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund may be exposed to U.S. and international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, securities of companies of any market capitalization, the investment returns of commodities and, from time to time, other alternative asset classes.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling seven-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of the global marketplace, asset class valuations, and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows, though the Fund intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.

BENCHMARK
     The Fund's benchmark is the GMO Strategic Balanced Index, a composite benchmark computed by GMO. It consists of (i) the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International and (ii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 75% (MSCI World Index) and 25% (Lehman Brothers U.S. Aggregate Bond Index).

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


   SHAREHOLDER FEES (fees paid directly from your investment)    CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)
                                                                 0.06%(1)
  Redemption fee (as a percentage of amount redeemed)
                                                                 0.06%(1)

 ANNUAL FUND OPERATING EXPENSES


  (expenses that are paid from Fund assets as a percentage of    CLASS III
  average daily net assets)
  ------------------------------------------------------------------------
  Management fee
                                                                 0.00%(2)
  Shareholder service fee
                                                                 0.00%(2)
  Other expenses
                                                                 0.06%(2)
  Total annual operating expenses
                                                                 0.06%(2)
    Expense reimbursement
                                                                 0.06%(2,3)
  Net annual expenses
                                                                 0.00%(2)
    Fees and expenses of underlying Funds
                                                                 0.54%(4)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)
                                                                 0.54%(4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated are estimated expenses for the Fund's initial fiscal year, and reflect only the direct expenses associated with an investment in the Fund.

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus).

(4) The amounts indicated are based on the estimated expected indirect net expenses associated with the Fund's investment in underlying Funds for the Fund's initial fiscal year ending February 28, 2006. Estimated expected indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Estimated net fees and expenses of underlying Funds (before addition of interest expense) and estimated indirect interest expense are 0.53% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested. Under normal market conditions, the Manager believes that the Fund's annualized indirect net expenses will be within the following ranges:

                                                              HIGH                                     LOW
                                             (% OF FUND'S AVERAGE DAILY NET ASSETS)   (% OF FUND'S AVERAGE DAILY NET ASSETS)
                                             --------------------------------------   --------------------------------------
Fees and expenses of underlying Funds                         0.59%                                    0.41%

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and estimated expected indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                   IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES
                                                   -----------------------                ------------------------------
                                                   1 YEAR*         3 YEARS                1 YEAR*               3 YEARS
                                                   -------         -------                --------              --------
Class III                                            $67            $214                    $61                   $207
*After reimbursement

 GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND     Fund Inception Date: 6/16/05

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, which may include the U.S. Equity Funds, the International Equity Funds (including the GMO Emerging Markets Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund ("AAOF") ("underlying Funds"). The Fund may be exposed to U.S. and international equity securities (including both growth and value style equities), U.S. and international fixed income instruments, securities of companies of any market capitalization, the investment returns of commodities and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling seven-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, fixed income, and commodities) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations, and to accommodate cash flows.

BENCHMARK
     The Fund's benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

- Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Commodities Risk - The value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the underlying Fund's investments), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


   SHAREHOLDER FEES (fees paid directly from your investment)    CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)          0.04%(1)
  Redemption fee (as a percentage of amount redeemed)            0.04%(1)

 ANNUAL FUND OPERATING EXPENSES


  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                 0.00%(2)
  Shareholder service fee                                        0.00%(2)
  Other expenses                                                 0.06%(2)
  Total annual operating expenses                                0.06%(2)
    Expense reimbursement                                        0.06%(2,3)
  Net annual expenses                                            0.00%(2)
    Fees and expenses of underlying Funds                        0.58%(4)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                    0.58%(4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated are estimated expenses for the Fund's initial fiscal year, and reflect only the direct expenses associated with an investment in the Fund.

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 96 of this Prospectus).

(4) The amounts indicated are based on the estimated expected indirect net expenses associated with the Fund's investment in underlying Funds for the Fund's initial fiscal year ending February 28, 2006. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested. Under normal market conditions, the Manager believes that the Fund's annualized indirect net expenses will be within the following ranges:

                                                              HIGH                                     LOW
                                             (% OF FUND'S AVERAGE DAILY NET ASSETS)   (% OF FUND'S AVERAGE DAILY NET ASSETS)
                                             --------------------------------------   --------------------------------------
Fees and expenses of underlying Funds                         0.61%                                    0.46%

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and estimated expected indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                   IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES
                                                   -----------------------                ------------------------------
                                                   1 YEAR*         3 YEARS                1 YEAR*               3 YEARS
                                                   -------         -------                --------              --------
Class III                                            $67            $229                    $63                   $224
*After reimbursement

 GMO U.S. SECTOR FUND                              Fund Inception Date: 12/31/92

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests primarily in other GMO Funds, which may include U.S. Core Equity Fund, U.S. Quality Equity Fund, U.S. Growth Fund, U.S. Value Fund, U.S. Small/Mid Cap Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Intrinsic Value Fund, and Real Estate Fund ("underlying Funds"). The Fund may be exposed to U.S. equity securities (including both growth and value style equities). The Fund seeks exposure to the securities in the Wilshire 5000 Stock Index (an independently maintained and published equity index that measures the performance of all U.S. headquartered equity securities with readily available price data) through its investments in each of the underlying Funds. The Fund also may invest directly in common stocks. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling seven-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/REIT) in which the underlying Funds invest. Forecasts are adjusted to reflect expected value-added for each underlying Fund.

     Based on the Manager's assessment of sector and stock valuations and the forecasted value-added for the underlying Funds, the particular underlying Funds in which the Fund invests and the percentage of the Fund's assets invested in each changes from time to time. There are no limits on the Manager's ability to shift allocations among the underlying Funds.

BENCHMARK
     The Fund's benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represents approximately 98% of the total market capitalization of the U.S. equity market.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected . In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments), Smaller Company Risk (increased market risk and liquidity risk resulting from investments in companies with smaller capitalizations), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. market), Liquidity Risk (difficulty in selling investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), and Real Estate Risk (for an underlying Fund that concentrates its assets in real estate-related securities, the risk that factors affecting the real estate industry may cause the value of the underlying Fund's investments to fluctuate more widely than if the underlying Fund invested in securities of companies in a broader range of industries).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                         U.S. SECTOR FUND (%)
                                                                         --------------------
1995                                                                             43.18
1996                                                                             18.24
1997                                                                             28.64
1998                                                                             11.64
1999                                                                             14.31
2000                                                                              9.84
2001*                                                                             7.27
2002                                                                            -13.24
2003                                                                             31.78
2004                                                                             11.55

                        Highest Quarter: 18.06% (2Q2003)
                        Lowest Quarter: -16.54% (3Q2002)
                      Year to Date (as of 3/31/05): -1.56%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS*   10 YEARS*   INCEPT.*
-----------------------------------------------------------------------------
 CLASS III                                                       12/31/92
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES             11.37%     8.45%     15.35%       14.41%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   9.99%     7.42%      9.46%        9.05%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     8.47%     6.79%      9.84%        9.35%
-----------------------------------------------------------------------------
 RUSSELL 3000 INDEX(a)           11.95%    -1.16%     12.01%       10.88%
-----------------------------------------------------------------------------
 RUSSELL 3000 +(b)               11.95%    -1.76%     12.38%       11.22%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The Russell 3000 + is a composite benchmark computed by the Manager, and represents the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) until February 28, 2003, which was the Fund's benchmark, and the Russell 3000 Index thereafter, which is the Fund's current benchmark.

* The Fund's performance during 2001 was positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.04%(1)
  Redemption fee (as a percentage of amount redeemed)              0.04%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.33%(3)
  Shareholder service fee                                          0.15%(3,4)
  Other expenses                                                   0.07%(3)
  Total annual operating expenses                                  0.55%(3)
    Expense reimbursement                                          0.55%(5)
  Net annual expenses                                              0.00%(3)
    Fees and expenses of underlying Funds                          0.49%(6)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.49%(6)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.
(4) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in the underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(5) The Manager has contractually agreed to reimburse the Fund with respect to Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 96 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.33% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.
(6) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $58      $295      $551      $1,284         $54      $291      $546      $1,278

       * After reimbursement

 GMO ALPHA ONLY FUND                                Fund Inception Date: 7/29/94

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in shares of the U.S. Equity Funds and the International Equity Funds (including the Emerging Markets Funds) (the "underlying Funds") or in equity securities of the type invested in by those Funds. The Fund implements its strategy with either direct or indirect investments in a combination of U.S., international, and emerging market equities.

     The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative models to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven-year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

     The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded index futures contracts. The international equity and emerging market equity portions of the portfolio are hedged using foreign (and U.S., in the case of emerging market equities) exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay an amount equal to the return of foreign market securities indices in exchange for a U.S. dollar-based interest rate.

     To the extent that the Fund's hedges are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund is indirectly exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results. In addition, as a result of the Fund's hedging positions, the value of the Fund's shares will be adversely affected if the return on the Fund's equity positions is lower than the market returns that are the subject of the Fund's hedging positions.

- Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund or underlying Fund investments), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of the Fund or of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying
Fund).

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31

                                  [BAR GRAPH]

                                       ALPHA ONLY FUND
                                             (%)
                                      ------------------
1995                                          8.03
1996                                          4.09
1997                                         -1.60
1998                                         -7.08
1999                                          1.65
2000                                         19.37
2001                                         15.10
2002                                         11.63
2003                                          2.71
2004                                          2.64

                        Highest Quarter: 8.01% (2Q1999)
                        Lowest Quarter: -4.10% (2Q1998)
                      Year-to-Date (as of 3/31/05): 1.38%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              2.41%    10.04%      5.36%       5.18%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   2.41%     8.36%      3.51%       3.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.49%     8.30%      3.48%       3.35%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX   1.24%     2.79%      4.00%       4.04%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The tables below show the expected cost of investing in the Fund.


  SHAREHOLDER FEES (fees paid directly from your investment)     CLASS III
  ------------------------------------------------------------------------
  Purchase premium (as a percentage of amount invested)            0.09%(1)
  Redemption fee (as a percentage of amount redeemed)              0.09%(1,2)

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.50%(3)
  Shareholder service fee                                          0.15%(3,4)
  Other expenses                                                   0.15%(3)
  Total annual operating expenses                                  0.80%(5)
      Expense reimbursement                                        0.62%(5)
  Net annual expenses                                              0.18%(3)
      Fees and expenses of underlying Funds                        0.57%(6)
  Aggregate annual expenses (Fund and underlying Fund
    expenses)                                                      0.75%(6)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.
(2) Applies only to shares acquired on or after June 30, 2003.
(3) The amounts indicated reflect only the direct expenses associated with an investment in the Fund.
(4) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.
(5) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, custodial fees, and other expenses described on page 96 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.
(6) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $95      $402      $732      $1,664         $86      $392      $721      $1,652

       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-------------------------------------------------------------------------------------------------------------------------
                                       MARKET RISK
                                -------------------------
                                                FIXED                   SMALLER                    FOREIGN
                                   EQUITY       INCOME     LIQUIDITY    COMPANY    DERIVATIVES   INVESTMENT    CURRENCY
                                 SECURITIES   SECURITIES     RISK        RISK         RISK          RISK         RISK
-------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund               --                                                --
-------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund              --                                                --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Quality Equity Fund            --                                                --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                     --                                                --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Intrinsic Value Fund           --                                                --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                    --                                                --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Small/Mid Cap Value Fund       --                       --          --           --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Small/Mid Cap Growth Fund      --                       --          --           --
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                    --                                                --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund      --                                                --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small/Mid Cap Fund      --                       --          --           --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Core Equity Fund      --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                               --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Growth Equity
  Fund                               --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global Growth Fund                  --                       --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Developed World Stock Fund          --                       --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                        --                       --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                        --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund        --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund                               --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund               --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund             --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund                      --                       --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------  ---------------------------------------------------------------------------------------------

                                      NON-         FOCUSED                  CREDIT AND                   FUND OF      REAL
                                 DIVERSIFICATION  INVESTMENT   LEVERAGING  COUNTERPARTY   MANAGEMENT      FUNDS      ESTATE
                                      RISK           RISK         RISK         RISK          RISK         RISK        RISK
-------------------------------  ---------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                                                          --            --
-------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                                                         --            --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Quality Equity Fund              --             --                        --            --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                       --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Intrinsic Value Fund             --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                      --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Small/Mid Cap Value Fund                                                  --            --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Small/Mid Cap Growth Fund        --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                      --             --                        --            --                       --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund        --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small/Mid Cap Fund        --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Core Equity Fund                                                 --            --
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                                                                          --            --
-------------------------------------------------------------------------------------------------------------------------
 International Growth Equity
  Fund                                                                          --            --
-------------------------------------------------------------------------------------------------------------------------
 Global Growth Fund                    --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Developed World Stock Fund            --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                          --                                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                          --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund                                                   --            --
-------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund                                                                          --            --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                 --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund               --                                       --            --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund                        --                                       --            --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------  -------------

                                  COMMODITIES
                                     RISK
-------------------------------  -------------
 U.S. EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund
-------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund
-------------------------------------------------------------------------------------------------------------------------
 U.S. Quality Equity Fund
-------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund
-------------------------------------------------------------------------------------------------------------------------
 U.S. Intrinsic Value Fund
-------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund
-------------------------------------------------------------------------------------------------------------------------
 U.S. Small/Mid Cap Value Fund
-------------------------------------------------------------------------------------------------------------------------
 U.S. Small/Mid Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small/Mid Cap Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Core Equity Fund
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund
-------------------------------------------------------------------------------------------------------------------------
 International Growth Equity
  Fund
-------------------------------------------------------------------------------------------------------------------------
 Global Growth Fund
-------------------------------------------------------------------------------------------------------------------------
 Developed World Stock Fund
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund
-------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund
-------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       MARKET RISK
                                -------------------------
                                                FIXED                   SMALLER                    FOREIGN
                                   EQUITY       INCOME     LIQUIDITY    COMPANY    DERIVATIVES   INVESTMENT    CURRENCY
                                 SECURITIES   SECURITIES     RISK        RISK         RISK          RISK         RISK
-------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                               --          --                       --
-------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                              --          --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                          --          --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                                       --          --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                                 --          --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund                       --          --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share
  Fund                                            --          --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund                   --
-------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                      --          --                       --            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund      --           --          --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Equity
  Allocation Fund                    --           --          --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset
  Allocation Fund                    --           --          --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity
  Allocation Fund                    --           --          --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Strategic Balanced Allocation
  Fund                               --           --          --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 World Opportunities Equity
  Allocation Fund                    --           --          --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                    --                       --          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Alpha Only Fund                     --                       --                       --            --           --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------  ---------------------------------------------------------------------------------------------

                                      NON-         FOCUSED                  CREDIT AND                   FUND OF      REAL
                                 DIVERSIFICATION  INVESTMENT   LEVERAGING  COUNTERPARTY   MANAGEMENT      FUNDS      ESTATE
                                      RISK           RISK         RISK         RISK          RISK         RISK        RISK
-------------------------------  ---------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                    --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                   --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Bond Fund               --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                            --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                      --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund            --                          --           --            --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share
  Fund                                 --                          --           --            --
-------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund        --                                       --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund           --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund        --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 International Equity
  Allocation Fund                      --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset
  Allocation Fund                      --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity
  Allocation Fund                      --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 Strategic Balanced Allocation
  Fund                                 --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 World Opportunities Equity
  Allocation Fund                      --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                      --                                       --            --           --          --
-------------------------------------------------------------------------------------------------------------------------
 Alpha Only Fund                       --                          --           --            --           --
-------------------------------------------------------------------------------------------------------------------------

-------------------------------  -------------

                                  COMMODITIES
                                     RISK
-------------------------------  -------------
 FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund
-------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund
-------------------------------------------------------------------------------------------------------------------------
 International Bond Fund
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund
-------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share
  Fund
-------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund
-------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund       --
-------------------------------------------------------------------------------------------------------------------------
 International Equity
  Allocation Fund                     --
-------------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset
  Allocation Fund                     --
-------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity
  Allocation Fund                     --
-------------------------------------------------------------------------------------------------------------------------
 Strategic Balanced Allocation
  Fund                                --
-------------------------------------------------------------------------------------------------------------------------
 World Opportunities Equity
  Allocation Fund                     --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund
-------------------------------------------------------------------------------------------------------------------------
 Alpha Only Fund
-------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.

     - MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The U.S. Equity Funds, International Equity Funds, and some Asset Allocation Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments and periods of poor performance.

     Value Securities Risk. Some Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the U.S. Value Fund, U.S. Small/Mid Cap Value Fund, U.S. Intrinsic Value Fund, International Intrinsic Value Fund, Foreign Fund, and Foreign Small Companies Fund, which invest primarily in value securities.

     Growth Securities Risk. Some Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, International Growth Equity Fund, Global Growth Fund, and U.S. Small/Mid Cap Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the Funds' fixed income investments (including bonds, notes, and asset-backed securities) typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value.

     This kind of market risk, also called "interest rate risk," is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in the Short-Duration Collateral Fund, Short-Duration Investment Fund, and the portion of World Opportunity Overlay Fund invested in floating rate fixed income securities. A Fund may be less sensitive to interest rate changes if it invests primarily in fixed income securities with floating interest rates and related interest rate derivatives. However, fixed income securities with floating interest rates may decline in value if their interest rates do not rise as much as interest rates in general. Changes in prevailing interest rates (and particularly sudden and significant changes) will cause fluctuations in a Fund's net asset value if the Fund invests to a significant extent in floating rate securities with interest rates that reset only periodically. Short-Duration Collateral Fund, Short-Duration Investment Fund, and the portion of World Opportunity Overlay Fund invested in fixed income securities invest primarily in fixed income securities with floating interest rates.

     An additional type of market risk exists for all the Fixed Income Funds, which may invest to a material extent in asset-backed securities. Those securities may be backed by many types of assets, including pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and the obligations in default exceed the credit support. The underlying obligations also are subject to unscheduled prepayment, particularly during periods of falling interest rates. A Fund may be unable to invest the prepaid proceeds in an investment that provides as high a yield as the asset-backed security. From time to time, the Fixed Income Funds may make investments in asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may result in harm to these Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans). Asset-backed securities also may be collateralized by the fees earned by service providers.

     The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In some circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, Short-Duration Investment Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund, each of which directly or indirectly invests a significant portion of its assets in asset-backed securities.

     Most of the Fixed Income Funds also may invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities, and, to the extent they make such investments, those Funds will be exposed to additional market risk.

     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Fund, Emerging Country Debt Share Fund, and some of the International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for the U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, International Small Companies Fund, Emerging Markets Fund, and Foreign Small Companies Fund, all of which make investments primarily in companies with smaller market capitalizations.

     - DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

     While all the Funds are subject to these risks, the risks of using derivatives are particularly pronounced for the Fixed Income Funds (except Short-Duration Investment Fund and Inflation Indexed Bond Fund). As a basic component of their investment strategy, those Funds use derivatives, in particular synthetic bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security), to gain exposure to fixed income securities and foreign currencies. The risks of using derivatives are also particularly pronounced for Currency Hedged International Equity Fund, which makes frequent use of currency forwards, and Short-Duration Collateral Fund, Alternative Asset Opportunity Fund, and World Opportunity Overlay Fund, which make significant use of swap contracts.

     In addition, the Fixed Income Funds (except Short-Duration Investment Fund and Inflation Indexed Bond Fund) may use credit default swap contracts to a significant degree, which also involves derivatives risk. In a credit default swap, one party pays another party for the right to receive a specified return in the event of a default by a third party on a particular obligation. A Fund may use credit default swaps to protect itself, at least to some extent, against defaults by corporate and sovereign issuers (i.e., to reduce risk where the Fund has invested in securities of the issuer) or to take an active long or short position on the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only require payment in the event of an actual default (as opposed to a credit downgrade or other indication of financial difficulty). When, as an alternative to purchasing bonds directly, the Fund uses credit default swaps to obtain synthetic long exposure to corporate bonds or sovereign debt, the Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, and Alpha Only Fund, which normally invest a significant portion of their assets in foreign securities. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.

     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to more foreign investment risk than Funds investing primarily in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund, which typically invest most of their assets in securities of emerging market issuers. Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, Tax-Managed International Equities Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Alpha Only Fund, each of which may invest a significant portion of its assets in securities of emerging market issuers, are also subject to increased foreign investment risk.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

     Many of the Funds hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. Many of the Funds also take active currency positions and hedge the currency exposure of the securities in which they have invested. This may result in their currency exposure being substantially different than the currency exposure of those securities.

     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, and Global Bond Fund, which regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The U.S. Quality Equity Fund, U.S. Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund, U.S. Sector Fund, Currency Hedged International Equity Fund, Developed World Stock Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Tax-Managed International Equities Fund, U.S. Intrinsic Value Fund, Global Growth Fund, Alpha Only Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."

     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets, in shares of the Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. All of the Fixed Income Funds (other than Emerging Country Debt Fund and Emerging Country Debt Share Fund) may invest without limitation in shares of Short-Duration Collateral Fund and World Opportunity Overlay Fund, and all of the Asset Allocation Funds (except U.S. Sector Fund and Alpha Only Fund) may invest without limitation in shares of Alternative Asset Opportunity Fund. These underlying Funds are not diversified within the meaning of the 1940 Act, and their securities are offered through separate private placement memoranda. Please refer to "Investment in GMO Funds Offered Through Separate Prospectuses and Private Placement Memoranda" for information regarding certain risks and other information relating to Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund. Except as otherwise noted in the sections of this Prospectus headed "Principal investment strategies," each of the Asset Allocation Funds may invest without limitation in Funds that are not diversified.

     - FOCUSED INVESTMENT RISK. Geographic, industry, or company diversification can reduce overall risk, and concentration of investments in a limited number of countries, geographic regions, or companies or in industries with high positive correlations to one another can increase overall risk. Therefore, Funds whose investments are focused in particular countries, regions, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio that includes other investments.

     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for the Real Estate Fund, which invests a substantial portion of its assets in real estate-related industries (see also "Real Estate Risk" below).

     Similarly, Funds that invest a significant portion of their assets in securities of companies in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often are affected similarly by economic, market, political, or other developments.

     Funds that invest significant portions of their assets in the securities of a relatively few companies are particularly exposed to adverse developments affecting those companies. This risk is present for U.S. Quality Equity Fund.

     - REAL ESTATE RISK. Because a fundamental policy of the Real Estate Fund is to concentrate its assets in real-estate related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, changes in zoning laws, completion of construction, changes in property taxes, levels of occupancy, rent levels, and local and regional markets for competing asset classes. The value of real-estate related securities also may be affected by changes in interest rates and social and economic trends. REITs are also dependent on cash flow from their investments and are subject to defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act.

     - LEVERAGING RISK. A Fund's use of reverse repurchase agreements and other derivatives may cause its portfolio to be leveraged. Leverage increases a Fund's portfolio losses when the value of its investments declines. A Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each U.S. and International Equity Fund and Alpha Only Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in overnight net long exposure of over 100% of a Fund's net assets. U.S. and International Equity Funds and Alpha Only Fund may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. U.S. and International Equity Funds and Alpha Only Fund also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, any such Fund may perform as if it were leveraged.

     The Fixed Income Funds are not limited in the extent to which they may use derivatives. As a result, their net long exposure may exceed 100% of their net assets. Leveraging risk is particularly pronounced for Emerging Country Debt Fund, Emerging Country Debt Share Fund and World Opportunity Overlay Fund. However, the Manager seeks to manage the effective market exposure of each of these Funds (except World Opportunity Overlay Fund) by controlling the projected tracking error relative to each Fund's benchmark.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the Fund's portfolio and its income. Nearly all fixed income securities are subject to some credit risk. The risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.

     Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Accordingly, Emerging Country Debt Fund and Emerging Country Debt Share Fund, which typically invest most of their assets in below investment grade securities, are subject to substantial credit risk. In addition, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Core Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.

     In addition, a Fund is exposed to credit risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) and lends its portfolio securities. A Fund is also exposed to credit risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Fund, Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund), and Core Plus Bond Fund, which invest in OTC derivatives with durations longer than six months and may have significant exposure to a single counterparty.

     - COMMODITIES RISK. The Asset Allocation Funds (except U.S. Sector Fund and Alpha Only Fund) may invest in Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. Because Alternative Asset Opportunity Fund invests in the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

     Alternative Asset Opportunity Fund's investments in commodities are principally in commodity-linked derivatives instruments. The value of these instruments may fluctuate more than the relevant underlying commodity, commodity index, or other commodity-linked instrument.

     The Asset Allocation Funds (except U.S. Sector Fund and Alpha Only Fund) will be exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. For example, Emerging Markets Fund and Emerging Country Debt Fund frequently buy securities of companies that have smaller market capitalizations, that are less liquid, and that are more volatile than securities in their benchmarks. To the extent the Funds invest in those securities, their performance depends on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark.

     Each Asset Allocation Fund (except U.S. Sector Fund and Alpha Only Fund) is exposed to additional management risk to the extent it invests in Alternative Asset Opportunity Fund because, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the GMO Funds in underlying Funds with higher fees. This incentive is particularly pronounced for the Asset Allocation Funds and Currency Hedged International Equity Fund. The Manager is legally obligated to disregard that incentive when making investment decisions.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion for the GMO Funds and institutional investors, such as pension plans, endowments and foundations.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Each class of shares of a Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

     For the fiscal year ended February 28, 2005, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentage of each Fund's average daily net assets set forth in the table below.

                               % OF AVERAGE
FUND                            NET ASSETS
----                           ------------
Tobacco-Free Core Fund            0.29%
U.S. Quality Equity Fund          0.29%
Real Estate Fund                  0.29%
Tax-Managed U.S. Equities Fund    0.25%
Tax-Managed Small/Mid Cap Fund    0.30%
International Intrinsic Value
  Fund                            0.47%
Currency Hedged International
  Equity Fund                     0.00%
Foreign Fund                      0.54%
Foreign Small Companies Fund      0.61%
International Small Companies
  Fund                            0.49%

                               % OF AVERAGE
FUND                            NET ASSETS
----                           ------------
Emerging Markets Fund             0.80%
Emerging Countries Fund           0.60%
Tax-Managed International
  Equities Fund                   0.38%
Domestic Bond Fund                0.07%
Core Plus Bond Fund               0.18%
International Bond Fund           0.16%
Currency Hedged International
  Bond Fund                       0.17%
Global Bond Fund                  0.07%
Emerging Country Debt Fund        0.35%
Emerging Country Debt Share
  Fund                            0.00%

                               % OF AVERAGE
FUND                            NET ASSETS
----                           ------------
Short-Duration Investment Fund    0.00%
Inflation Indexed Bond Fund       0.05%
Benchmark-Free Allocation Fund    0.00%*
International Equity
  Allocation Fund                 0.00%*
Global Balanced Asset
  Allocation Fund                 0.00%*
Global (U.S.+) Equity
  Allocation Fund                 0.00%*
U.S. Sector Fund                  0.00%
Alpha Only Fund                   0.01%

* These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Funds in which they invest.

     As of the date of this Prospectus, each of the U.S. Core Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, International Growth Equity Fund, Global Growth Fund, and Developed World Stock Fund has not operated for a full fiscal year, but pays the Manager as compensation for management services rendered an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's "Annual Fund operating expenses" table under the caption "Fees and expenses." As of the date of this Prospectus, Strategic Balanced Allocation Fund and World Opportunities Equity Allocation Fund have not operated for a full fiscal year and do not charge management fees directly but, like the other Asset Allocation Funds, indirectly bear the management fees charged by the underlying Funds in which they invest.

     A discussion of the basis for the Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Trustees approved such contracts.

     Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division's investment professionals work collaboratively to manage the GMO Funds' portfolios, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

  ------------------------------------------------------------------------------------------------
        INVESTMENT DIVISION                             PRIMARY RESPONSIBILITIES
  ------------------------------------------------------------------------------------------------
   U.S. Quantitative                  U.S. Equity Funds
  ------------------------------------------------------------------------------------------------
   International Quantitative         International Equity Funds (except Foreign Fund, Foreign
                                      Small Companies Fund, Emerging Markets Fund, and Emerging
                                      Countries Fund)
  ------------------------------------------------------------------------------------------------
   International Active               Foreign Fund and Foreign Small Companies Fund
  ------------------------------------------------------------------------------------------------
   Emerging Markets                   Emerging Markets Fund and Emerging Countries Fund
  ------------------------------------------------------------------------------------------------
   Fixed Income                       Fixed Income Funds
  ------------------------------------------------------------------------------------------------
   Asset Allocation                   Asset Allocation Funds
  ------------------------------------------------------------------------------------------------

     The following table identifies the senior member(s) of GMO's Investment Divisions who are responsible for the Funds and each senior member's length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

 ------------------------------------------------------------------------------------------------------------------------------
                   FUNDS                     SENIOR MEMBER (LENGTH OF SERVICE)   TITLE; BUSINESS EXPERIENCE DURING PAST 5 YEARS
 ------------------------------------------------------------------------------------------------------------------------------
 U.S. Equity Funds                           Robert Soucy*                       Co-Director, U.S. Quantitative Division, GMO.
   (except U.S. Value Fund and               (since 2001)                        Mr. Soucy has been responsible (jointly with
   Real Estate Fund)                                                             Mr. Wilderman since 2005) for overseeing the
                                                                                 portfolio management of GMO's U.S.
                                                                                 quantitative equity portfolios since 2001.
                                                                                 Prior to this position, Mr. Soucy was
                                                                                 responsible for portfolio management and
                                                                                 research at GMO.
                                             Sam Wilderman                       Co-Director, U.S. Quantitative Division, GMO.
                                             (since 2005)                        Mr. Wilderman has been responsible (jointly
                                                                                 with Mr. Soucy) for overseeing the portfolio
                                                                                 management of GMO's U.S. quantitative equity
                                                                                 portfolios since 2005. Prior to this position,
                                                                                 Mr. Wilderman was responsible for portfolio
                                                                                 management of and research for GMO's emerging
                                                                                 equity portfolios.
 ------------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                             Edmond Choi                         Member, U.S. Quantitative Division, GMO. Mr.
 Real Estate Fund                            (since 2001)                        Choi is currently responsible for managing or
                                                                                 overseeing the portfolio management of certain
                                                                                 GMO U.S. equity portfolios. From 1994 to 2005,
                                                                                 Mr. Choi was a member of the division
                                                                                 responsible for managing GMO's U.S. active
                                                                                 equity portfolios, and, beginning in 2001, was
                                                                                 responsible for overseeing the management of
                                                                                 GMO's U.S. active equity portfolios.
 ------------------------------------------------------------------------------------------------------------------------------
 International Equity Funds                  Thomas Hancock                      Director, International Quantitative Division,
   (except Foreign Fund, Foreign Small       (since 1995)                        GMO. Dr. Hancock has been responsible for
   Companies Fund, Emerging Markets Fund,                                        overseeing the portfolio management of GMO's
   and Emerging Countries Fund)                                                  international developed market and global
                                                                                 quantitative equity portfolios since 1995.
 ------------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                Ann Spruill                         Director, International Active Division, GMO.
 Foreign Small Companies Fund                (since 1993)                        Ms. Spruill has been responsible for
                                                                                 overseeing the portfolio management of GMO's
                                                                                 international active equity portfolios since
                                                                                 1993.
 ------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                       Arjun Divecha                       Director, Emerging Markets Division, GMO. Mr.
 Emerging Countries Fund                     (since 1993)                        Divecha has been responsible for overseeing
                                                                                 the portfolio management of GMO's emerging
                                                                                 markets equity portfolios since 1993. Prior to
                                                                                 2001, Mr. Divecha provided these services
                                                                                 through Dancing Elephant, Ltd., which had been
                                                                                 engaged by GMO to provide consulting services
                                                                                 to GMO with respect to those portfolios.
 ------------------------------------------------------------------------------------------------------------------------------
 Fixed Income Funds                          Thomas Cooper                       Co-Director, Fixed Income Division, GMO. Mr.
                                             (since 1993)                        Cooper has been responsible (jointly with Mr.
                                                                                 Nemerever) for overseeing the portfolio
                                                                                 management of GMO's global fixed income
                                                                                 portfolios since 1993.
                                             William Nemerever                   Co-Director, Fixed Income Division, GMO. Mr.
                                             (since 1993)                        Nemerever has been responsible (jointly with
                                                                                 Mr. Cooper) for overseeing the portfolio
                                                                                 management of GMO's global fixed income
                                                                                 portfolios since 1993.
 ------------------------------------------------------------------------------------------------------------------------------
 Asset Allocation Funds                      Ben Inker                           Director, Asset Allocation Division, GMO. Mr.
                                             (since 1996)                        Inker has been responsible for overseeing the
                                                                                 portfolio management of GMO's asset allocation
                                                                                 portfolios since 1996.
 ------------------------------------------------------------------------------------------------------------------------------

  * Mr. Soucy will retire as of December 31, 2005.

     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of Funds for which they have responsibility.

CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in the Funds' "Fees and expenses" tables, the Manager has contractually agreed to reimburse some Funds of the Trust for a portion of their expenses through at least the dates shown in the tables. The following expenses are specifically excluded from the Manager's reimbursement obligation: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries Fund), and transfer taxes, and, in the case of the Emerging Markets Fund and Alpha Only Fund, custodial fees.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell a security is received by that Fund. A Fund's net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, you should note the following:

        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

        - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                 NAME POLICIES

     A Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to that country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Funds' portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website, as set forth below:

-----------------------------------------------------------------------------------------------------------------
                               FUNDS                                   APPROXIMATE DATE OF POSTING TO WEBSITE
-----------------------------------------------------------------------------------------------------------------
    U.S. Equity Funds, International Equity Funds, Fixed Income        5 days after month end
    Funds, and Alpha Only Fund
-----------------------------------------------------------------------------------------------------------------
    Asset Allocation Funds (except Alpha Only Fund)                    2 days after month end
-----------------------------------------------------------------------------------------------------------------

     Shareholders of the Asset Allocation Funds, potential shareholders of the Asset Allocation Funds, and their consultants and agents will be able to access the portfolio holdings of Funds in which the Asset Allocation Funds invest when that information becomes available each month on GMO's website.

     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding a Fund's portfolio holdings.

     The Funds or GMO may suspend the posting of portfolio holdings, or the Funds may modify the disclosure policy, without notice to shareholders. Once posted, a Fund's portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds' behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

        - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased. See "Purchase Premiums and Redemption Fees" for a discussion of purchase premiums charged by certain Funds, including circumstances under which the purchase premiums may be waived.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice a Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 102 of this Prospectus. No minimum additional investment is required to purchase additional shares of a Fund. The Trust may waive initial minimums for some investors.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:
             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

                       By U.S. Postal Service:                                       By Overnight Courier:
                   Investors Bank & Trust Company                                Investors Bank & Trust Company
                      GMO Transfer Agent MFD 23                                     GMO Transfer Agent MFD 23
                            P.O. Box 642                                        200 Clarendon Street, 16th Floor
                        Boston, MA 02117-0642                                           Boston, MA 02116

     - by exchange (from another Fund)

        - written instruction should be sent to GMO Shareholder Services at
          (617) 439-4192 (facsimile)

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value"

     - by a combination of cash and securities

     A Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, World Opportunity Overlay Fund (offered through a separate private placement memorandum), and Short-Duration Collateral Fund (offered through a separate private placement memorandum) do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. As noted above, these policies and procedures do not limit frequent trading of Domestic Bond Fund, Short-Duration Investment Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Fund. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value. The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.

     Shares of some Funds are distributed through financial intermediaries who submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Funds' ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

     You may redeem a Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;

     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day (less any applicable redemption fee) unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of redemption fees, including circumstances under which the fees may be waived.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash. IF YOU INVEST IN THE TAX-MANAGED FUNDS, YOU SHOULD BE AWARE THAT YOU ARE MORE LIKELY TO HAVE A REDEMPTION REQUEST PAID IN SECURITIES THAN SHAREHOLDERS IN OTHER FUNDS.

     If a redemption is paid in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

        - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for your protection.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                     PURCHASE PREMIUMS AND REDEMPTION FEES

     The Funds listed below charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund.

     - U.S. Small/Mid Cap Value Fund
     - Tax-Managed Small/Mid Cap Fund
     - Developed World Stock Fund
     - International Small Companies Fund
     - International Equity Allocation Fund
     - Global (U.S.+) Equity Allocation Fund
     - World Opportunities Equity Allocation Fund
     - Alpha Only Fund
     - U.S. Small/Mid Cap Growth Fund
     - Global Growth Fund
     - Emerging Markets Fund
     - Emerging Country Debt Fund
     - Benchmark-Free Allocation Fund
     - Global Balanced Asset Allocation Fund
     - Strategic Balanced Allocation Fund
     - U.S. Sector Fund

     Purchase premiums and redemption fees are paid to and retained by a Fund to help offset portfolio transaction costs caused by shareholder activity by allocating an estimate of those costs to the shareholder generating the activity. Purchase premiums and redemption fees apply only to cash transactions. In-kind purchase and redemption transactions are not subject to purchase premiums and redemption fees except to the extent those transactions include a cash component. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

     WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES

     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager also may waive the purchase premium or redemption fee, as applicable, in extraordinary circumstances if the relevant Fund will not incur transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.

     ASSET ALLOCATION FUNDS

     Determination of Level of Purchase Premiums/Redemption Fees.

     - With respect to the Asset Allocation Funds (except U.S. Sector Fund and Alpha Only Fund), each Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.

     - U.S. Sector Fund and Alpha Only Fund are permitted to invest both in shares of underlying Funds and directly in other securities. Therefore, the purchase premiums and redemption fees of these Funds are approximately equal to the weighted average of (a) the purchase premiums and redemption fees, if any, of the underlying Funds in which they invest and (b) the estimated transaction costs of investing directly in securities, in each case as of the date of this Prospectus.

     Periodic Adjustment of Purchase Premiums/Redemption Fees. The purchase premium and redemption fee for each of these Funds may be adjusted from time to time to account for changes in its investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund and, with respect to Alpha Only Fund and U.S. Sector Fund, direct investments). For information concerning the underlying Funds and securities in which each Fund may invest, see the "Principal investment strategies" section of this Prospectus for that Fund.

                                MULTIPLE CLASSES

     Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee generally is lower for classes that require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY

------------------------------------------------------------------------------------------------------------------

                                                                        MINIMUM TOTAL          MINIMUM TOTAL
                                                                       FUND INVESTMENT         INVESTMENT(1)
------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     U.S. Core Equity Fund                                   NA                  $5 million
  CLASS II SHARES    International Intrinsic Value Fund
                    ----------------------------------------------------------------------------------------------
                     Foreign Fund                                        $5 million                  NA
------------------------------------------------------------------------------------------------------------------
                     International Intrinsic Value Fund                      NA                 $35 million
                    ----------------------------------------------------------------------------------------------
                     Foreign Fund                                        $35 million                 NA
                    ----------------------------------------------------------------------------------------------
                     Asset Allocation Funds (except U.S. Sector
  FUNDS OFFERING     Fund and Alpha Only Fund)                               NA                  $5 million
 CLASS III SHARES    Emerging Country Debt Share Fund
                    ----------------------------------------------------------------------------------------------
                     U.S. Sector Fund
                     Alpha Only Fund
                     Currency Hedged International Equity Fund
                     Core Plus Bond Fund                                     NA                  $5 million
                     International Bond Fund
                     Currency Hedged International Bond Fund
                     Global Bond Fund
                    ----------------------------------------------------------------------------------------------
                     Foreign Small Companies Fund                        $5 million                  NA
                    ----------------------------------------------------------------------------------------------
                     All Other Funds                                         NA                  $5 million
------------------------------------------------------------------------------------------------------------------

-------------------  --------------------
                         SHAREHOLDER
                         SERVICE FEE
                      (AS A % OF AVERAGE
                      DAILY NET ASSETS)
-------------------  --------------------
  FUNDS OFFERING             0.22%
  CLASS II SHARES
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.22%
------------------------------------------------------------------------------------------------------------------   ---------------
-----
                             0.15%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.15%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
  FUNDS OFFERING             0.00%(2)
 CLASS III SHARES
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.15%(3)
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.15%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.15%
------------------------------------------------------------------------------------------------------------------

MINIMUM INVESTMENT CRITERIA FOR CLASS IV, CLASS V, AND CLASS VI ELIGIBILITY

------------------------------------------------------------------------------------------------------------------
                                                                                               MINIMUM TOTAL
                                                                                              INVESTMENT PLUS
                                                                        MINIMUM TOTAL           MINIMUM FUND
                                                                       FUND INVESTMENT           INVESTMENT
------------------------------------------------------------------------------------------------------------------
                     Tobacco-Free Core Fund
                     U.S. Quality Equity Fund                           $125 million         $250 million plus
                     Emerging Markets Fund                                                  $35 million in Fund
                    ----------------------------------------------------------------------------------------------
  FUNDS OFFERING
  CLASS IV SHARES    Foreign Small Companies Fund                       $125 million                 NA
                    ----------------------------------------------------------------------------------------------
                     U.S. Core Equity Fund
                     Emerging Country Debt Fund                                              $250 million plus
                     Developed World Stock Fund                         $125 million        $35 million in Fund
                     Core Plus Bond Fund(3)
                    ----------------------------------------------------------------------------------------------
                     International Intrinsic Value Fund
                     International Core Equity Fund                     $125 million         $250 million plus
                     International Growth Equity Fund                                       $35 million in Fund
                    ----------------------------------------------------------------------------------------------
                                                                                                $250 million
                     Foreign Fund                                       $250 million            (no minimum
                                                                                              Fund investment)
------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING     U.S. Core Equity Fund                              $250 million         $500 million plus
  CLASS V SHARES     Emerging Markets Fund                                                  $35 million in Fund
------------------------------------------------------------------------------------------------------------------
                     U.S. Core Equity Fund
  FUNDS OFFERING     Emerging Markets Fund                              $300 million         $750 million plus
  CLASS VI SHARES    Domestic Bond Fund                                                     $35 million in Fund
------------------------------------------------------------------------------------------------------------------

-------------------  --------------------
                         SHAREHOLDER
                         SERVICE FEE
                      (AS A % OF AVERAGE
                      DAILY NET ASSETS)
-------------------  --------------------
                            0.105%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
  FUNDS OFFERING
  CLASS IV SHARES            0.10%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.10%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.09%
                    ----------------------------------------------------------------------------------------------   ---------------
-----
                             0.09%
------------------------------------------------------------------------------------------------------------------   ---------------
-----
  FUNDS OFFERING            0.085%
  CLASS V SHARES
------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING            0.055%
  CLASS VI SHARES
------------------------------------------------------------------------------------------------------------------

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.
(2) These Funds indirectly bear an additional Shareholder Service Fee by virtue of their investments in other GMO Funds.
(3) The Manager will reimburse each of these Funds for all Shareholder Service Fees borne by the Fund as a result of its investments in shares of other GMO Funds, so that the aggregate of direct and indirect Shareholder Service Fees borne by a class of shares of the Fund will not exceed the applicable Shareholder Service Fee set forth in the relevant table above.

     Eligibility to purchase different classes of Fund shares depends on the client's meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI Shares of a particular Fund as a result of satisfying the minimum Total Investment requirements for the class must also make a minimum investment in the Fund, as set forth in the above table.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment (other than in connection with the Total Investment required to purchase shares of Foreign Fund) equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment, (2) at the close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a "Determination Date"). A client's Total Investment required to purchase shares of Foreign Fund equals the market value of all of the client's assets invested in the International Active Division's EAFE strategy on a Determination Date.

     For any Fund, GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a period not to exceed 12 months. If the client's goal is not met by the time specified in the letter (Commitment Date), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - No minimum additional investment is required to purchase additional shares of a Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., certain Funds that invest in other GMO Funds may invest in the least expensive class of those other GMO Funds in operation at the time of investment).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to any Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower Shareholder Service Fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest Shareholder Service Fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher Shareholder Service Fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of that Fund then being offered bearing the highest Shareholder Service Fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher Shareholder Service Fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. If the client is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client's shares to a class of shares bearing a higher Shareholder Service Fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that, for tax purposes, the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the shares that are converted. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund, and the Domestic Bond Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of each other Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to the shareholders.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent. There is no purchase premium on reinvested dividends or distributions.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     - A Fund's investment in other series of the GMO Trust, including the Alternative Asset Opportunity Fund, Emerging Country Debt Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund, or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

U.S. EQUITY FUNDS
-------------------------

TOBACCO-FREE CORE FUND

                                                  CLASS III SHARES                              CLASS IV SHARES
                                ----------------------------------------------------     ------------------------------

                                             YEAR ENDED FEBRUARY 28/29,                    YEAR ENDED FEBRUARY 28/29,
                                ----------------------------------------------------     ------------------------------
                                  2005       2004       2003       2002       2001         2005       2004       2003
                                --------   --------   --------   --------   --------     --------   --------   --------
Net asset value, beginning of
  period......................  $  11.76   $   8.69   $  11.23   $  12.29   $  14.35     $  11.76   $   8.69   $  11.23
                                --------   --------   --------   --------   --------     --------   --------   --------
Income from investment
  operations:
  Net investment income+......      0.17       0.13       0.12       0.15       0.17         0.16       0.13       0.13
  Net realized and unrealized
    gain (loss)...............      0.54       3.07      (2.55)     (1.07)     (0.20)        0.56       3.07      (2.55)
                                --------   --------   --------   --------   --------     --------   --------   --------
    Total from investment
      operations..............      0.71       3.20      (2.43)     (0.92)     (0.03)(a)     0.72       3.20      (2.42)
                                --------   --------   --------   --------   --------     --------   --------   --------
Less distributions to
  shareholders:
  From net investment
    income....................     (0.18)     (0.13)     (0.11)     (0.14)     (0.19)       (0.18)     (0.13)     (0.12)
  From net realized gains.....     (0.05)     --         --         --         (1.84)       (0.05)     --         --
                                --------   --------   --------   --------   --------     --------   --------   --------
    Total distributions.......     (0.23)     (0.13)     (0.11)     (0.14)     (2.03)       (0.23)     (0.13)     (0.12)
                                --------   --------   --------   --------   --------     --------   --------   --------
Net asset value, end of
  period......................  $  12.24   $  11.76   $   8.69   $  11.23   $  12.29     $  12.25   $  11.76   $   8.69
                                ========   ========   ========   ========   ========     ========   ========   ========
Total Return(b)...............      6.16%     37.06%   (21.69)%     (7.53)%    (0.83)%       6.25%     37.12%    (21.65)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................  $221,661   $188,370   $163,025   $133,203   $260,432     $141,900   $394,454   $308,001
  Net expenses to average
    daily net assets..........      0.48%      0.48%      0.48%      0.48%      0.48%        0.44%      0.44%      0.44%
  Net investment income to
    average daily net
    assets....................      1.43%      1.26%      1.26%      1.24%      1.20%        1.37%      1.31%      1.35%
  Portfolio turnover rate.....        68%        63%        62%        85%        82%          68%        63%        62%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........      0.04%      0.04%      0.04%      0.03%      0.05%        0.04%      0.04%      0.04%

                                 CLASS IV SHARES
                                -----------------
                                   PERIOD FROM
                                  JULY 2, 2001
                                  (COMMENCEMENT
                                OF OPERATIONS) TO
                                FEBRUARY 28, 2002
                                -----------------
Net asset value, beginning of
  period......................      $  12.32
                                    --------
Income from investment
  operations:
  Net investment income+......          0.10
  Net realized and unrealized
    gain (loss)...............         (1.08)
                                    --------
    Total from investment
      operations..............         (0.98)
                                    --------
Less distributions to
  shareholders:
  From net investment
    income....................         (0.11)
  From net realized gains.....       --
                                    --------
    Total distributions.......         (0.11)
                                    --------
Net asset value, end of
  period......................      $  11.23
                                    ========
Total Return(b)...............         (8.00)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................      $248,095
  Net expenses to average
    daily net assets..........          0.44%*
  Net investment income to
    average daily net
    assets....................          1.37%*
  Portfolio turnover rate.....            85%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........          0.04%*

(a)The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
*  Annualized.
** Not annualized.

U.S. QUALITY EQUITY FUND

                                       CLASS III SHARES                 CLASS IV SHARES
                                ------------------------------   ------------------------------
                                               PERIOD FROM                      PERIOD FROM
                                            FEBRUARY 6, 2004                 FEBRUARY 6, 2004
                                            (COMMENCEMENT OF                 (COMMENCEMENT OF
                                           OPERATIONS) THROUGH              OPERATIONS) THROUGH
                                  2005      FEBRUARY 29, 2004      2005      FEBRUARY 29, 2004
                                --------   -------------------   --------   -------------------
Net asset value, beginning of
  period......................  $  19.93         $ 20.00         $  19.93        $  20.00
                                --------         -------         --------        --------
Income from investment
  operations:
  Net investment income+......      0.39            0.01             0.38            0.01
  Net realized and unrealized
    gain (loss)...............     (0.05)          (0.08)           (0.03)          (0.08)
                                --------         -------         --------        --------
    Total from investment
      operations..............      0.34           (0.07)            0.35           (0.07)
                                --------         -------         --------        --------
Less distributions to
  shareholders:
  From net investment
    income....................     (0.24)             --            (0.25)             --
                                --------         -------         --------        --------
    Total distributions.......     (0.24)             --            (0.25)             --
                                --------         -------         --------        --------
Net asset value, end of
  period......................  $  20.03         $ 19.93         $  20.03        $  19.93
                                ========         =======         ========        ========
Total Return(a)...............      1.72%          (0.35%)**         1.75%          (0.35%)**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................  $463,848         $18,966         $938,586        $137,835
  Net expenses to average
    daily net assets..........      0.48%           0.47%*           0.44%           0.44%*
  Net investment income to
    average daily net
    assets....................      1.98%           1.22%*           1.92%           0.99%*
  Portfolio turnover rate.....        66%              2%**            66%              2%**
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........      0.04%           1.59%*           0.04%           1.59%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
*  Annualized.
** Not annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

REAL ESTATE FUND*

                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                                2005        2004        2003        2002        2001
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  14.65    $  10.49    $  11.17    $  10.31    $   8.26
                                                              --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................      0.59+       0.58+       0.50+       0.56+       0.60
  Net realized and unrealized gain (loss)...................      1.55        4.01       (0.71)       0.84        1.92
                                                              --------    --------    --------    --------    --------
    Total from investment operations........................      2.14        4.59       (0.21)       1.40        2.52
                                                              --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................     (0.87)      (0.43)      (0.47)      (0.54)      (0.47)
  From net realized gains...................................     (1.38)         --          --          --          --
                                                              --------    --------    --------    --------    --------
    Total distributions.....................................     (2.25)      (0.43)      (0.47)      (0.54)      (0.47)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  14.54    $  14.65    $  10.49    $  11.17    $  10.31
                                                              ========    ========    ========    ========    ========
Total Return(a).............................................    16.01%       44.56%      (2.16)%     13.73%      30.86%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $235,837    $191,458    $142,256    $192,606    $133,420
  Net expenses to average daily net assets..................     0.48%        0.52%       0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........     4.13%        4.61%       4.47%       5.18%       5.85%
  Portfolio turnover rate...................................      134%          56%         61%          6%         11%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.25%        0.24%       0.04%       0.05%       0.05%

(a)The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

TAX-MANAGED U.S. EQUITIES FUND

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2005         2004         2003         2002         2001
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $ 11.58      $  8.62      $ 11.24      $ 12.08      $ 12.64
                                                              -------      -------      -------      -------      -------
Income from investment operations:
  Net investment income+....................................     0.16         0.14         0.14         0.16         0.15
  Net realized and unrealized gain (loss)...................     0.54         2.96        (2.64)       (0.86)       (0.57)
                                                              -------      -------      -------      -------      -------
    Total from investment operations........................     0.70         3.10        (2.50)       (0.70)       (0.42)
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................    (0.14)       (0.14)       (0.12)       (0.14)       (0.14)
                                                              -------      -------      -------      -------      -------
    Total distributions.....................................    (0.14)       (0.14)       (0.12)       (0.14)       (0.14)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $ 12.14      $ 11.58      $  8.62      $ 11.24      $ 12.08
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................     6.12%(b)    36.21%      (22.33)%      (5.78)%      (3.44)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $81,374      $62,027      $40,347      $27,495      $11,418
  Net expenses to average daily net assets..................     0.48%        0.48%        0.49%        0.48%        0.48%
  Net investment income to average daily net assets.........     1.39%        1.34%        1.41%        1.36%        1.18%
  Portfolio turnover rate...................................       87%          70%          63%          45%         161%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.08%        0.13%        0.16%        0.36%        0.54%

(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown.
(b)The effect of losses resulting from compliance violations and the Manager's reimbursement of such losses had no effect on total return.
+  Computed using average shares outstanding throughout the period.

TAX-MANAGED SMALL/MID CAP FUND*

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2005         2004         2003         2002         2001
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $ 14.80      $  9.66      $ 11.76      $ 10.54      $  9.52
                                                              -------      -------      -------      -------      -------
Income from investment operations:
  Net investment income.....................................     0.08+        0.08         0.11         0.15         0.12
  Net realized and unrealized gain (loss)...................     2.13         5.14        (2.10)        1.23         1.02
                                                              -------      -------      -------      -------      -------
    Total from investment operations........................     2.21         5.22        (1.99)        1.38         1.14
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................    (0.07)       (0.08)       (0.11)       (0.16)       (0.12)
                                                              -------      -------      -------      -------      -------
    Total distributions.....................................    (0.07)       (0.08)       (0.11)       (0.16)       (0.12)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $ 16.94      $ 14.80      $  9.66      $ 11.76      $ 10.54
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................    14.99%       54.21%      (17.00)%      13.25%       12.12%
  Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $27,085      $24,529      $20,723      $37,544      $41,042
  Net expenses to average daily net assets..................     0.70%        0.70%        0.71%        0.70%        0.70%
  Net investment income to average daily net assets.........     0.56%        0.62%        0.90%        1.30%        1.25%
  Portfolio turnover rate...................................       90%          66%          55%          65%         131%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.25%        0.31%        0.18%        0.20%        0.17%
  Purchase premiums consisted of the following per share
    amounts:+...............................................       --(b)        --      $  0.01           --(b)   $  0.01

(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums which are borne by shareholders.
(b)Purchase premiums were less than $0.01 per share.
+  Computed using average shares outstanding throughout the period.
* Effective August 31, 2005, the "GMO Tax-Managed Small Companies Fund" was renamed the "GMO Tax-Managed Small/Mid Cap Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES
                                     --------------------------------------------------------
                                                    YEAR ENDED FEBRUARY 28/29,
                                     --------------------------------------------------------
                                       2005        2004        2003        2002        2001
                                     --------     -------     -------     -------     -------
Net asset value, beginning of
  period...........................  $  24.18     $ 16.04     $ 17.41     $ 20.30     $ 20.85
                                     --------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income+...........      0.49        0.44        0.37        0.28        0.40
  Net realized and unrealized gain
    (loss).........................      5.07        8.31       (1.05)      (2.44)       1.11
                                     --------     -------     -------     -------     -------
    Total from investment
      operations...................      5.56        8.75       (0.68)      (2.16)       1.51
                                     --------     -------     -------     -------     -------
Less distributions to shareholders:
  From net investment income.......     (0.66)      (0.61)      (0.69)      (0.73)      (0.22)
  From net realized gains..........     (0.04)         --          --          --       (1.84)
                                     --------     -------     -------     -------     -------
    Total distributions............     (0.70)      (0.61)      (0.69)      (0.73)      (2.06)
                                     --------     -------     -------     -------     -------
Net asset value, end of period.....  $  29.04     $ 24.18     $ 16.04     $ 17.41     $ 20.30
                                     ========     =======     =======     =======     =======
Total Return(a)....................     23.17%      54.99%      (4.11)%    (10.71)%      7.25%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $231,695     $85,625     $67,896     $42,495     $15,284
  Net expenses to average daily net
    assets.........................      0.76%       0.76%       0.76%       0.76%       0.76%
  Net investment income to average
    daily net assets...............      1.88%       2.15%       2.06%       1.56%       1.88%
  Portfolio turnover rate..........        46%         44%         51%         51%         31%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................      0.07%       0.09%       0.10%       0.10%       0.08%

                                                               CLASS III SHARES
                                     --------------------------------------------------------------------
                                                          YEAR ENDED FEBRUARY 28/29,
                                     --------------------------------------------------------------------
                                        2005           2004          2003          2002           2001
                                     ----------     ----------     --------     ----------     ----------
Net asset value, beginning of
  period...........................  $    24.32     $    16.13     $  17.50     $    20.37     $    20.91
                                     ----------     ----------     --------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income+...........        0.59           0.45         0.40           0.44           0.44
  Net realized and unrealized gain
    (loss).........................        5.02           8.36        (1.08)         (2.59)          1.09
                                     ----------     ----------     --------     ----------     ----------
    Total from investment
      operations...................        5.61           8.81        (0.68)         (2.15)          1.53
                                     ----------     ----------     --------     ----------     ----------
Less distributions to shareholders:
  From net investment income.......       (0.66)         (0.62)       (0.69)         (0.72)         (0.23)
  From net realized gains..........       (0.04)            --           --             --          (1.84)
                                     ----------     ----------     --------     ----------     ----------
    Total distributions............       (0.70)         (0.62)       (0.69)         (0.72)         (2.07)
                                     ----------     ----------     --------     ----------     ----------
Net asset value, end of period.....  $    29.23     $    24.32     $  16.13     $    17.50     $    20.37
                                     ==========     ==========     ========     ==========     ==========
Total Return(a)....................       23.28%         55.05%       (4.05)%       (10.60)%         7.32%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $1,804,485     $1,350,850     $845,997     $1,053,104     $1,280,603
  Net expenses to average daily net
    assets.........................        0.69%          0.69%        0.69%          0.69%          0.69%
  Net investment income to average
    daily net assets...............        2.30%          2.22%        2.26%          2.37%          2.07%
  Portfolio turnover rate..........          46%            44%          51%            51%            31%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................        0.07%          0.09%        0.10%          0.10%          0.08%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+ Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

GLOBAL GROWTH FUND

                                                                    CLASS III SHARES
                                                                 ----------------------
                                                                      PERIOD FROM
                                                                     JULY 20, 2004
                                                                     (COMMENCEMENT
                                                                 OF OPERATIONS) THROUGH
                                                                   FEBRUARY 28, 2005
                                                                 ----------------------
Net asset value, beginning of period........................            $ 20.00
                                                                        -------
Income from investment operations:
  Net investment income+....................................               0.15
  Net realized and unrealized gain..........................               2.79
                                                                        -------
    Total from investment operations........................               2.94
                                                                        -------
Less distributions to shareholders:
  From net investment income................................              (0.27)
                                                                        -------
    Total distributions.....................................              (0.27)
                                                                        -------
Net asset value, end of period..............................            $ 22.67
                                                                        =======
Total Return(a).............................................              14.72%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................            $57,960
  Net expenses to average daily net assets..................               0.62%*
  Net investment income to average daily net assets.........               1.17%*
  Portfolio turnover rate...................................                 40%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................               0.51%*
  Purchase premiums and redemption fees consisted of the
    following per share amounts:............................            $  0.00(b)

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(b) For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.
+   Computed using average shares outstanding throughout the period.
*   Annualized.
**  Not annualized.

[INTERNATIONAL INTRINSIC VALUE FUND (CONT...)]

                                  CLASS IV SHARES
         ------------------------------------------------------------------
                             YEAR ENDED FEBRUARY 28/29,
         ------------------------------------------------------------------
            2005           2004          2003          2002          2001
         ----------      --------      --------      --------      --------
         $    24.31      $  16.12      $  17.50      $  20.37      $  20.90
         ----------      --------      --------      --------      --------
               0.54          0.43          0.38          0.36          0.50
               5.09          8.39         (1.05)        (2.49)         1.05
         ----------      --------      --------      --------      --------
               5.63          8.82         (0.67)        (2.13)         1.55
         ----------      --------      --------      --------      --------

              (0.68)        (0.63)        (0.71)        (0.74)        (0.24)
              (0.04)           --            --            --         (1.84)
         ----------      --------      --------      --------      --------
              (0.72)        (0.63)        (0.71)        (0.74)        (2.08)
         ----------      --------      --------      --------      --------
         $    29.22      $  24.31      $  16.12      $  17.50      $  20.37
         ==========      ========      ========      ========      ========
              23.37%        55.15%        (4.02)%      (10.52)%        7.45%

         $2,193,988      $863,612      $334,240      $248,579      $155,558
               0.63%         0.63%         0.63%         0.63%         0.63%

               2.06%         2.08%         2.13%         1.97%         2.34%
                 46%           44%           51%           51%           31%

               0.07%         0.09%         0.10%         0.10%         0.08%

CURRENCY HEDGED INTERNATIONAL EQUITY FUND*

                                                                                     CLASS III SHARES
                                                                 ---------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                                 ---------------------------------------------------------
                                                                   2005         2004        2003        2002        2001
                                                                 --------     --------     -------     -------     -------
Net asset value, beginning of period........................     $   7.33     $   5.54     $  7.14     $  9.25     $ 10.04
                                                                 --------     --------     -------     -------     -------
Income from investment operations:
  Net investment income+....................................         0.21(a)      0.20(a)     0.22(a)     0.46(a)     0.23
  Net realized and unrealized gain (loss)...................         0.84         1.59       (1.55)      (1.00)       1.34
                                                                 --------     --------     -------     -------     -------
    Total from investment operations........................         1.05         1.79       (1.33)      (0.54)       1.57
                                                                 --------     --------     -------     -------     -------
Less distributions to shareholders:
  From net investment income................................           --           --       (0.27)      (1.53)      (0.21)
  From net realized gains...................................           --           --          --       (0.04)      (2.15)
                                                                 --------     --------     -------     -------     -------
    Total distributions.....................................           --           --       (0.27)      (1.57)      (2.36)
                                                                 --------     --------     -------     -------     -------
Net asset value, end of period..............................     $   8.38     $   7.33     $  5.54     $  7.14     $  9.25
                                                                 ========     ========     =======     =======     =======
Total Return(b).............................................        14.32%       32.31%     (19.53)%     (5.38)%     16.69%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $580,905     $160,586     $28,923     $37,581     $49,332
  Net expenses to average daily net assets..................         0.04%(c)     0.04%(c)    0.06%(c)    0.31%(c)    0.69%
  Net investment income to average daily net assets.........         2.64%(a)     2.98%(a)    3.32%(a)    5.33%(a)    2.23%
  Portfolio turnover rate...................................            3%           5%         90%        120%         39%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.71%        0.87%       1.32%       0.79%       0.38%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) Total returns would be lower had certain expenses not been reimbursed and/or waived during the periods shown.
(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+   Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
FOREIGN FUND

                                                         CLASS II SHARES                            CLASS III SHARES
                                     -------------------------------------------------------    ------------------------
                                                   YEAR ENDED FEBRUARY 28/29,                   YEAR ENDED FEBRUARY 28/29,
                                     -------------------------------------------------------    ------------------------
                                       2005        2004        2003        2002       2001         2005          2004
                                     --------    --------    --------    --------    -------    ----------    ----------
Net asset value, beginning of
  period.........................    $  13.29    $   8.88    $   9.94    $  11.21    $ 13.14    $    13.34    $     8.90
                                     --------    --------    --------    --------    -------    ----------    ----------
Income from investment
  operations:
  Net investment income(a).......        0.26        0.17        0.15        0.16       0.20          0.26          0.19
  Net realized and unrealized
    gain (loss)..................        2.28        4.46       (1.03)      (1.20)     (0.41)         2.30          4.47
                                     --------    --------    --------    --------    -------    ----------    ----------
    Total from investment
      operations.................        2.54        4.63       (0.88)      (1.04)     (0.21)         2.56          4.66
                                     --------    --------    --------    --------    -------    ----------    ----------
Less distributions to
  shareholders:
  From net investment income.....       (0.34)      (0.22)      (0.18)      (0.11)     (0.29)        (0.36)        (0.22)
  From net realized gains........       (0.36)         --          --       (0.12)     (1.43)        (0.36)           --
                                     --------    --------    --------    --------    -------    ----------    ----------
    Total distributions..........       (0.70)      (0.22)      (0.18)      (0.23)     (1.72)        (0.72)        (0.22)
                                     --------    --------    --------    --------    -------    ----------    ----------
Net asset value, end of period...    $  15.13    $  13.29    $   8.88    $   9.94    $ 11.21    $    15.18    $    13.34
                                     ========    ========    ========    ========    =======    ==========    ==========
Total Return(b)..................       19.40%      52.49%      (9.00)%     (9.37)%    (1.84)%       19.41%        52.76%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................    $808,149    $781,448    $305,423    $100,127    $61,681    $3,663,370    $2,260,046
  Net expenses to average daily
    net assets...................        0.82%       0.82%       0.82%       0.82%      0.82%         0.75%         0.75%
  Net investment income to
    average daily net assets.....        1.92%       1.47%       1.54%       1.56%      1.63%         1.87%         1.67%
  Portfolio turnover rate........          23%         25%         22%         22%        38%           23%           25%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................        0.06%       0.08%       0.09%       0.09%      0.09%         0.06%         0.08%

                                              CLASS III SHARES
                                   --------------------------------------
                                       YEAR ENDED FEBRUARY 28/29,
                                   --------------------------------------
                                      2003          2002          2001
                                   ----------    ----------    ----------
Net asset value, beginning of
  period.........................  $     9.95    $    11.22    $    13.16
                                   ----------    ----------    ----------
Income from investment
  operations:
  Net investment income(a).......        0.17          0.19          0.21
  Net realized and unrealized
    gain (loss)..................       (1.04)        (1.23)        (0.43)
                                   ----------    ----------    ----------
    Total from investment
      operations.................       (0.87)        (1.04)        (0.22)
                                   ----------    ----------    ----------
Less distributions to
  shareholders:
  From net investment income.....       (0.18)        (0.11)        (0.29)
  From net realized gains........          --         (0.12)        (1.43)
                                   ----------    ----------    ----------
    Total distributions..........       (0.18)        (0.23)        (1.72)
                                   ----------    ----------    ----------
Net asset value, end of period...  $     8.90    $     9.95    $    11.22
                                   ==========    ==========    ==========
Total Return(b)..................       (8.89)%       (9.33)%       (1.85)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $1,241,562    $1,049,456    $1,019,541
  Net expenses to average daily
    net assets...................        0.75%         0.75%         0.75%
  Net investment income to
    average daily net assets.....        1.77%         1.88%         1.71%
  Portfolio turnover rate........          22%           22%           38%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................        0.09%         0.09%         0.09%

(a)  Computed using average shares outstanding throughout the period.
(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

FOREIGN SMALL COMPANIES FUND++

                                                                    CLASS III SHARES
                                    --------------------------------------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28/29,
                                    --------------------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                     JUNE 30, 2000
                                                                                                   (COMMENCEMENT OF
                                                                                                    OPERATIONS) TO
                                      2005            2004            2003            2002         FEBRUARY 28, 2001
                                    --------        --------        --------        --------       -----------------
Net asset value, beginning of
  period..........................  $  14.79        $   9.13        $   9.59        $   9.68            $ 10.00
                                    --------        --------        --------        --------            -------
Income from investment operations:
  Net investment income...........      0.26+           0.20+           0.16+           0.15               0.06
  Net realized and unrealized gain
    (loss)........................      3.76            5.77           (0.51)(a)        0.00(a)(b)        (0.33)(a)
                                    --------        --------        --------        --------            -------
    Total from investment
      operations..................      4.02            5.97           (0.35)           0.15              (0.27)
                                    --------        --------        --------        --------            -------
Less distributions to
  shareholders:
  From net investment income......     (0.38)          (0.31)          (0.11)          (0.24)             (0.05)
  From net realized gains.........     (1.24)             --              --              --                 --
                                    --------        --------        --------        --------            -------
    Total distributions...........     (1.62)          (0.31)          (0.11)          (0.24)             (0.05)
                                    --------        --------        --------        --------            -------
Net asset value, end of period....  $  17.19        $  14.79        $   9.13        $   9.59            $  9.68
                                    ========        ========        ========        ========            =======
Total Return(c)...................     28.40%          65.76%          (3.64)%          1.59%             (2.64)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................  $426,758        $480,966        $275,739        $149,566            $61,244
  Net expenses to average daily
    net assets....................      0.85%           0.85%           0.85%           0.86%(d)           0.85%*
  Net investment income to average
    daily net assets..............      1.71%           1.71%           1.59%           1.48%              1.08%*
  Portfolio turnover rate.........        25%             31%             24%             17%                16%**
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................      0.09%           0.11%           0.15%           0.26%           $  0.43%*

                                                     CLASS IV SHARES
                                    -------------------------------------------------

                                                                    THE PERIOD FROM
                                                                     JUNE 14, 2002
                                                                   (COMMENCEMENT OF
                                                                  OPERATIONS) THROUGH
                                      2005           2004          FEBRUARY 28, 2003
                                    --------       --------       -------------------
Net asset value, beginning of
  period..........................  $  14.80       $   9.13            $  10.60
                                    --------       --------            --------
Income from investment operations:
  Net investment income...........      0.26+          0.21+               0.08+
  Net realized and unrealized gain
    (loss)........................      3.76           5.77               (1.43)
                                    --------       --------            --------
    Total from investment
      operations..................      4.02           5.98               (1.35)
                                    --------       --------            --------
Less distributions to
  shareholders:
  From net investment income......     (0.38)         (0.31)              (0.12)
  From net realized gains.........     (1.24)            --                  --
                                    --------       --------            --------
    Total distributions...........     (1.62)         (0.31)              (0.12)
                                    --------       --------            --------
Net asset value, end of period....  $  17.20       $  14.80            $   9.13
                                    ========       ========            ========
Total Return(c)...................     28.44%         65.92%            (12.76)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).......................  $567,048       $333,731            $202,319
  Net expenses to average daily
    net assets....................      0.81%          0.80%               0.80%*
  Net investment income to average
    daily net assets..............      1.69%          1.78%               1.13%*
  Portfolio turnover rate.........        25%            31%                 24%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets....................      0.09%          0.11%               0.14%*

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)  Net realized and unrealized loss was less than $0.01 per share.
(c)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(d)  Includes transfer taxes not reimbursed by the Manager, which approximate 0.01% of average daily net assets.
  +  Computed using average shares outstanding throughout the period.
 ++  The Fund commenced operations on June 30, 2000 subsequent to a transaction involving the reorganization of a discrete,
     GMO-managed pool of the International Small Cap Fund of the Common Fund for Nonprofit Organizations (the "GMO Pool") as the
     Fund.
  *  Annualized.
 **  Not annualized.

[FOREIGN FUND (CONT...)]

                               CLASS IV SHARES
        --------------------------------------------------------------
                          YEAR ENDED FEBRUARY 28/29,
        --------------------------------------------------------------
           2005          2004         2003         2002         2001
        ----------     --------     --------     --------     --------
        $    13.34     $   8.90     $   9.96     $  11.22     $  13.16
        ----------     --------     --------     --------     --------
              0.28         0.19         0.18         0.20         0.22
              2.28         4.48        (1.05)       (1.22)       (0.43)
        ----------     --------     --------     --------     --------
              2.56         4.67        (0.87)       (1.02)       (0.21)
        ----------     --------     --------     --------     --------
             (0.36)       (0.23)       (0.19)       (0.12)       (0.30)
             (0.36)          --           --        (0.12)       (1.43)
        ----------     --------     --------     --------     --------
             (0.72)       (0.23)       (0.19)       (0.24)       (1.73)
        ----------     --------     --------     --------     --------
        $    15.18     $  13.34     $   8.90     $   9.96     $  11.22
        ==========     ========     ========     ========     ========
             19.47%       52.84%       (8.92)%      (9.19)%      (1.79)%
        $1,169,805     $923,221     $207,858     $134,357     $144,425
              0.69%        0.70%        0.69%        0.69%        0.69%
              2.00%        1.65%        1.79%        1.97%        1.77%
                23%          25%          22%          22%          38%
                               %
              0.06%        0.09         0.09%        0.09%        0.09%

INTERNATIONAL SMALL COMPANIES FUND

                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                 2005          2004         2003        2002        2001
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period........................  $    17.09    $     9.50    $  10.44    $  11.68    $  11.54
                                                              ----------    ----------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................        0.30+         0.20        0.15        0.22        0.23
  Net realized and unrealized gain (loss)...................        3.56          7.94       (0.80)      (1.11)       1.02
                                                              ----------    ----------    --------    --------    --------
    Total from investment operations........................        3.86          8.14       (0.65)      (0.89)       1.25
                                                              ----------    ----------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................       (0.54)        (0.20)      (0.29)      (0.35)      (0.25)
  From net realized gains...................................       (2.57)        (0.35)         --       (0.00)(a)    (0.86)
                                                              ----------    ----------    --------    --------    --------
    Total distributions.....................................       (3.11)        (0.55)      (0.29)      (0.35)      (1.11)
                                                              ----------    ----------    --------    --------    --------
Net asset value, end of period..............................  $    17.84    $    17.09    $   9.50    $  10.44    $  11.68
                                                              ==========    ==========    ========    ========    ========
Total Return(b)(c)..........................................       24.45%        86.62%      (6.30)%     (7.57)%     11.09%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $1,517,223    $1,592,464    $536,648    $253,612    $187,093
  Net expenses to average daily net assets..................        0.75%         0.75%       0.75%       0.75%       0.75%
  Net investment income to average daily net assets.........        1.75%         1.60%       1.65%       2.02%       2.05%
  Portfolio turnover rate...................................          53%           46%         44%         34%         60%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.11%         0.13%       0.17%       0.22%       0.22%
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................  $     0.08    $     0.04    $   0.06    $   0.05    $   0.04

(a)  The distribution from net realized gains was less than $.01 per share.
(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
+    Computed using average shares outstanding throughout the period.

EMERGING MARKETS FUND

                                                              CLASS III SHARES
                                   ----------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------------
                                      2005            2004            2003           2002          2001
                                   ----------      ----------      ----------      --------      --------
Net asset value, beginning of
  period.........................  $    15.78      $     8.82      $     9.84      $   9.04      $  11.16
                                   ----------      ----------      ----------      --------      --------
Income (loss) from investment
  operations:
  Net investment income+.........        0.34            0.23            0.11          0.18          0.17
  Net realized and unrealized
    gain (loss)..................        4.40            6.97           (1.00)         0.80         (2.27)
                                   ----------      ----------      ----------      --------      --------
    Total from investment
      operations.................        4.74            7.20           (0.89)         0.98         (2.10)
                                   ----------      ----------      ----------      --------      --------
Less distributions to
  shareholders:
  From net investment
    income.......................       (0.32)          (0.24)          (0.13)        (0.18)        (0.02)
  From net realized
    gains........................       (1.15)             --              --            --            --
                                   ----------      ----------      ----------      --------      --------
    Total distributions..........       (1.47)          (0.24)          (0.13)        (0.18)        (0.02)
                                   ----------      ----------      ----------      --------      --------
Net asset value, end of period...  $    19.05      $    15.78      $     8.82      $   9.84      $   9.04
                                   ==========      ==========      ==========      ========      ========
Total Return(c)..................       31.45%          82.10%          (9.14)%       11.15%       (18.79)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $4,433,098      $4,079,172      $1,215,653      $826,960      $560,205
  Net expenses to average daily
    net assets...................        1.11%           1.12%           1.16%         1.19%(d)      1.23%
  Net investment income to
    average daily net assets.....        2.17%           1.85%           1.12%         2.32%         1.69%
  Portfolio turnover rate........          57%             46%             59%           74%           90%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................        0.01%           0.02%           0.02%         0.02%         0.02%
  Purchase and redemption fees
    consisted of the following
    per share amounts:...........  $     0.01      $     0.06      $     0.05      $   0.05      $   0.03


                                                              CLASS IV SHARES
                                   ----------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------------
                                      2005            2004            2003           2002          2001
                                   ----------      ----------      ----------      --------      --------
Net asset value, beginning of
  period.........................  $    15.75      $     8.81      $     9.83      $   9.03      $  11.16
                                   ----------      ----------      ----------      --------      --------
Income (loss) from investment
  operations:
  Net investment income+.........        0.34            0.24            0.11          0.17          0.17
  Net realized and unrealized
    gain (loss)..................        4.41            6.94           (0.99)         0.82         (2.28)
                                   ----------      ----------      ----------      --------      --------
    Total from investment
      operations.................        4.75            7.18           (0.88)         0.99         (2.11)
                                   ----------      ----------      ----------      --------      --------
Less distributions to
  shareholders:
  From net investment
    income.......................       (0.33)          (0.24)          (0.14)        (0.19)        (0.02)
  From net realized
    gains........................       (1.15)             --              --            --            --
                                   ----------      ----------      ----------      --------      --------
    Total distributions..........       (1.48)          (0.24)          (0.14)        (0.19)        (0.02)
                                   ----------      ----------      ----------      --------      --------
Net asset value, end of period...  $    19.02      $    15.75      $     8.81      $   9.83      $   9.03
                                   ==========      ==========      ==========      ========      ========
Total Return(c)..................       31.59%          81.97%          (9.09)%       11.22%       (18.82)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $3,255,865      $1,799,736      $1,003,594      $735,455      $467,619
  Net expenses to average daily
    net assets...................        1.06%           1.08%           1.12%         1.14%(d)      1.18%
  Net investment income to
    average daily net assets.....        2.13%           2.05%           1.16%         2.27%         1.73%
  Portfolio turnover rate........          57%             46%             59%           74%           90%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................        0.01%           0.02%           0.02%         0.02%         0.02%
  Purchase and redemption fees
    consisted of the following
    per share amounts:...........  $  0.00(g)      $     0.05      $     0.02      $   0.03      $   0.03

(a)   The class was inactive from October 27, 2004 to February 11, 2005.
(b)   Distributions from net realized gains were less than $0.01 per share.
(c) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .035% of average daily net assets.
(e) The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
(g)   Purchase premiums and redemption fees were less than $0.01 per share.
+    Computed using average shares outstanding throughout the period.
*    Annualized.
**   Not annualized.
*** Calculation represents portfolio turnover for Fund for the year ending February 28, 2005.
**** Calculation represents portfolio turnover for Fund for the year ending
     February 29, 2004.

                           CLASS V SHARES                                        CLASS VI SHARES
      --------------------------------------------------------         ------------------------------------
         PERIOD FROM                             PERIOD FROM                YEAR ENDED FEBRUARY 28/29,
        FEBRUARY 11,                              AUGUST 4,            ------------------------------------
            2005              PERIOD FROM            2003                                 PERIOD FROM
        (COMMENCEMENT          MARCH 1,         (COMMENCEMENT                            JUNE 30, 2003
       OF OPERATIONS)            2004           OF OPERATIONS)                          (COMMENCEMENT OF
           THROUGH              THROUGH            THROUGH                                OPERATIONS)
        FEBRUARY 28,          OCTOBER 26         FEBRUARY 29,                               THROUGH
           2005(a)              2004(a)              2004                 2005         FEBRUARY 29, 2004
      -----------------      -------------      --------------         ----------    ----------------------
          $  17.88             $  15.77            $  10.81            $    15.76           $  10.45
          --------             --------            --------            ----------           --------
             (0.01)                0.25                0.13                  0.34               0.14
              1.15                (0.09)               5.02                  4.41               5.42
          --------             --------            --------            ----------           --------
              1.14                 0.16                5.15                  4.75               5.56
          --------             --------            --------            ----------           --------
                --                (0.07)              (0.19)                (0.33)             (0.25)
                --                (0.00)(b)              --                 (1.15)                --
          --------             --------            --------            ----------           --------
                --                (0.07)              (0.19)                (1.48)             (0.25)
          --------             --------            --------            ----------           --------
          $  19.02             $  15.86            $  15.77            $    19.03           $  15.76
          ========             ========            ========            ==========           ========
              6.38%**              1.10%**            47.82%**              31.63%             53.62%**
          $ 38,564             $116,417            $382,193            $2,083,376           $879,837
              1.03%*               1.05%*              1.07%*                1.01%              1.04%*
             (0.05)%(e)**          1.70%(e)**          1.69%*                2.15%              1.54%*
                57%***               57%***              46%****               57%                46%
              0.02%*               0.01%*              0.02%*                0.01%              0.02%*
          $     --             $     --            $   0.03            $     0.03           $   0.04

EMERGING COUNTRIES FUND*

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                                2005         2004        2003         2002         2001
                                                              --------     --------     -------      -------      -------
Net asset value, beginning of period........................  $  14.99     $   8.54     $  9.65      $  8.81      $ 11.41
                                                              --------     --------     -------      -------      -------
Income from investment operations:
  Net investment income.....................................      0.30+        0.18        0.08         0.14         0.08
  Net realized and unrealized gain (loss)...................      3.43         6.71       (1.04)        0.77        (2.48)
                                                              --------     --------     -------      -------      -------
    Total from investment operations........................      3.73         6.89       (0.96)        0.91        (2.40)
                                                              --------     --------     -------      -------      -------
Less distributions to shareholders:
  From net investment income................................     (0.31)       (0.22)      (0.15)       (0.07)          --
  From net realized gains...................................     (2.42)       (0.22)      --           --           (0.20)
                                                              --------     --------     -------      -------      -------
    Total distributions.....................................     (2.73)       (0.44)      (0.15)       (0.07)       (0.20)
                                                              --------     --------     -------      -------      -------
Net asset value, end of period..............................  $  15.99     $  14.99     $  8.54      $  9.65      $  8.81
                                                              ========     ========     =======      =======      =======
Total Return(a).............................................     28.76%       81.45%     (10.15)%(b)   10.49%(b)   (21.27)%(b)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $249,005     $249,844     $89,042      $72,405      $52,239
  Net expenses to average daily net assets..................      1.10%        1.16%       1.27%        1.40%        1.40%
  Net investment income to average daily net assets.........      2.12%        1.82%       0.78%        2.12%        0.91%
  Portfolio turnover rate...................................        53%          57%        108%         109%          98%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.05%        0.06%       0.31%        0.17%        0.15%
  Purchase and redemption fees consisted of the following
    per share amounts:(b)...................................     --           --        $  0.00(c)   $  0.04      $  0.02

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.
(c) Purchase premiums and redemption fees were less than $0.01 per share. The redemption fee was rescinded effective April 1, 2002.
+  Computed using average shares outstanding throughout the period.
* Effective April 1, 2002, the "GMO Evolving Countries Fund" was re-named the "GMO Emerging Countries Fund."

TAX-MANAGED INTERNATIONAL EQUITIES FUND

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                                2005         2004        2003         2002         2001
                                                              --------     --------     -------      -------      -------
Net asset value, beginning of period........................  $  13.19     $   8.73     $  9.70      $ 10.79      $ 10.43
                                                              --------     --------     -------      -------      -------
Income from investment operations:
  Net investment income+....................................      0.26         0.21        0.19         0.25         0.23
  Net realized and unrealized gain (loss)...................      2.61         4.55       (0.90)       (1.03)        0.29
                                                              --------     --------     -------      -------      -------
    Total from investment operations........................      2.87         4.76       (0.71)       (0.78)        0.52
                                                              --------     --------     -------      -------      -------
Less distributions to shareholders:
  From net investment income................................     (0.28)       (0.30)      (0.26)       (0.31)       (0.16)
                                                              --------     --------     -------      -------      -------
    Total distributions.....................................     (0.28)       (0.30)      (0.26)       (0.31)       (0.16)
                                                              --------     --------     -------      -------      -------
Net asset value, end of period..............................  $  15.78     $  13.19     $  8.73      $  9.70      $ 10.79
                                                              ========     ========     =======      =======      =======
Total Return(a).............................................     21.94%       54.99%      (7.47)%      (7.16)%       5.03%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $559,912     $291,360     $94,709      $75,287      $75,538
  Net expenses to average daily net assets..................      0.69%        0.69%       0.70%        0.69%        0.69%
  Net investment income to average daily net assets.........      1.91%        1.87%       1.98%        2.49%        2.11%
  Portfolio turnover rate...................................        44%          36%         48%          50%          56%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.16%        0.26%       0.45%        0.41%        0.34%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.

FIXED INCOME FUNDS
-----------------------------

DOMESTIC BOND FUND

                                                                                    CLASS III SHARES
                                                        -------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                        -------------------------------------------------------------------------
                                                          2005      2004(a)          2003(a)          2002(a)       2001(a)(b)
                                                        --------    --------         --------         --------    ---------------
Net asset value, beginning of period..................  $  10.07    $  10.08         $   9.68         $   9.98       $   9.23
                                                        --------    --------         --------         --------       --------
Income from investment operations:
  Net investment income(c)+...........................      0.16        0.23             0.22             0.41           0.60
  Net realized and unrealized gain (loss).............      0.04        0.24             0.86             0.22           0.73
                                                        --------    --------         --------         --------       --------
    Total from investment operations..................      0.20        0.47             1.08             0.63           1.33
                                                        --------    --------         --------         --------       --------
Less distributions to shareholders:
  From net investment income..........................     (0.16)      (0.20)           (0.27)           (0.50)         (0.58)
  From net realized gains.............................     (0.27)      (0.28)           (0.41)           (0.43)            --
  From return of capital..............................     (0.00)(d)    --              --               --           --
                                                        --------    --------         --------         --------       --------
    Total distributions...............................     (0.43)      (0.48)           (0.68)           (0.93)         (0.58)
                                                        --------    --------         --------         --------       --------
Net asset value, end of period........................  $   9.84    $  10.07         $  10.08         $   9.68       $   9.98
                                                        ========    ========         ========         ========       ========
Total Return(e).......................................      2.02%       4.79%           11.43%            6.62%         14.91%
Ratios/Supplemental Data:
  Net assets, end of period (000's)...................  $736,300    $373,277         $113,223         $155,000       $170,534
  Net operating expenses to average daily net
    assets............................................      0.25%       0.25%            0.25%            0.25%          0.25%
  Interest expense to average daily net assets........     --          --               --               --              0.07%(f)
  Total net expenses to average daily net assets(g)...      0.25%       0.25%            0.25%            0.25%          0.32%
  Net investment income to average daily net
    assets(c).........................................      1.57%       2.30%            2.23%            4.16%          6.37%
  Portfolio turnover rate.............................        11%         15%              71%              19%            65%
  Fees and expenses reimbursed by the Manager to
    average daily net assets..........................      0.03%       0.06%            0.05%            0.05%          0.05%

(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.12% and net investment income per share by $0.01. For consistency, similar reclassifications have been made to prior year amounts, resulting in reductions to the net investment income ratio of 0.34%, 0.19% and 0.04% and to net investment income per share of $0.03, $0.02, and $0.01 in the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%.
(c) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(d) Return of capital is less than $0.01.
(e) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(f) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g) Net expenses exclude expenses incurred indirectly through investment in other GMO Funds in which the Fund invests.
+   Computed using average shares outstanding throughout the period.

CORE PLUS BOND FUND*

                                                                                       CLASS III SHARES
                                                             --------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                             --------------------------------------------------------------------
                                                                2005         2004(a)       2003(a)       2002(a)       2001(a)(b)
                                                             ----------      --------      --------      --------      ----------
Net asset value, beginning of period.......................  $    10.40      $   9.95      $  10.39      $  10.17      $     9.64
                                                             ----------      --------      --------      --------      ----------
Income from investment operations:
  Net investment income(c)+................................        0.18          0.25          0.20          0.77            0.62
  Net realized and unrealized gain (loss)..................        0.24          0.91          0.44          0.07            0.73
                                                             ----------      --------      --------      --------      ----------
    Total from investment operations.......................        0.42          1.16          0.64          0.84            1.35
                                                             ----------      --------      --------      --------      ----------
Less distributions to shareholders:
  From net investment income...............................       (0.25)        (0.28)        (0.47)        (0.62)          (0.82)
  From net realized gains..................................       (0.22)        (0.43)        (0.61)           --(d)           --
                                                             ----------      --------      --------      --------      ----------
    Total distributions....................................       (0.47)        (0.71)        (1.08)        (0.62)          (0.82)
                                                             ----------      --------      --------      --------      ----------
Net asset value, end of period.............................  $    10.35      $  10.40      $   9.95      $  10.39      $    10.17
                                                             ==========      ========      ========      ========      ==========
Total Return(e)............................................        4.01%        11.99%         6.45%         8.53%          14.52%
Ratios/Supplemental Data:
  Net assets, end of period (000's)........................  $1,216,251      $602,824      $286,030      $340,039      $  156,412
  Net expenses to average daily net assets(f)..............        0.39%         0.39%         0.38%         0.38%           0.39%
  Net investment income to average daily net assets(c).....        1.77%         2.43%         1.91%         7.38%           6.29%
  Portfolio turnover rate..................................         108%          114%          108%          113%            181%
  Fees and expenses reimbursed by the Manager to average
    daily net assets.......................................        0.07%         0.09%         0.09%         0.09%           0.12%

(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.51% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of 0.06%, (0.01%) and (0.05%) and to net investment income per share of $0.01, less than $(0.01)and less than $(0.01) in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%.
(c) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(d) The distribution from net realized gains was less than $0.01 per share.
(e) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(f) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
 +  Calculated using average shares outstanding throughout the period.
 * Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."

INTERNATIONAL BOND FUND

                                                                                       CLASS III SHARES
                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------------
                                                                2005        2004(a)       2003(a)       2002(a)       2001(a)(b)
                                                              --------      --------      --------      --------      ----------
Net asset value, beginning of period........................  $  10.38      $   9.94      $   9.05      $   9.44       $   9.19
                                                              --------      --------      --------      --------       --------
Income from investment operations:
  Net investment income(c)+.................................      0.17          0.20          0.20          0.44           0.61
  Net realized and unrealized gain (loss)...................      1.02          1.94          2.00         (0.80)         (0.32)
                                                              --------      --------      --------      --------       --------
    Total from investment operations........................      1.19          2.14          2.20         (0.36)          0.29
                                                              --------      --------      --------      --------       --------
Less distributions to shareholders:
  From net investment income................................     (0.91)        (0.71)        (1.31)        (0.03)            --
  From net realized gains...................................     (0.05)        (0.99)           --            --          (0.04)
                                                              --------      --------      --------      --------       --------
    Total distributions.....................................     (0.96)        (1.70)        (1.31)        (0.03)         (0.04)
                                                              --------      --------      --------      --------       --------
Net asset value, end of period..............................  $  10.61      $  10.38      $   9.94      $   9.05       $   9.44
                                                              ========      ========      ========      ========       ========
Total Return(d).............................................     11.81%        23.17%        25.17%        (3.80)%         3.20%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $438,365      $271,015      $122,521      $135,048       $212,591
  Net expenses to average daily net assets(e)...............      0.39%         0.39%         0.38%         0.38%          0.39%
  Net investment income to average daily net assets(c)......      1.65%         1.98%         1.96%         4.73%          6.63%
  Portfolio turnover rate...................................        51%           26%           40%           36%           114%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.09%         0.12%         0.11%         0.11%          0.04%

(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.16% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.46%), (0.12%) and 0.19% and 0.21% and to net investment income per share of $(0.04), $(0.01) and $(0.02) in the fiscal years ending February 28/29, 2003, 2002 and 2001, respectively.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%.
(c) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(d) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+ Computed using average shares outstanding throughout the period.

CURRENCY HEDGED INTERNATIONAL BOND FUND

                                                                                       CLASS III SHARES
                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------------
                                                                 2005         2004(a)       2003(a)      2002(a)      2001(a)(b)
                                                              ----------      --------      -------      -------      ----------
Net asset value, beginning of period........................  $     9.16      $   8.85      $ 9.04       $ 9.72        $  9.70
                                                              ----------      --------      -------      -------       -------
Income from investment operations:
  Net investment income(c)+.................................        0.14          0.06        0.09         0.50           0.57
  Net realized and unrealized gain (loss)...................        0.44          0.76        0.32        (0.13)          0.73
                                                              ----------      --------      -------      -------       -------
    Total from investment operations........................        0.58          0.82        0.41         0.37           1.30
                                                              ----------      --------      -------      -------       -------
Less distributions to shareholders:
  From net investment income................................       (0.15)        (0.51)      (0.60)       (1.05)         (1.18)
  From net realized gains...................................      --                --          --           --          (0.10)
                                                              ----------      --------      -------      -------       -------
    Total distributions.....................................       (0.15)        (0.51)      (0.60)       (1.05)         (1.28)
                                                              ----------      --------      -------      -------       -------
Net asset value, end of period..............................  $     9.59      $   9.16      $ 8.85       $ 9.04        $  9.72
                                                              ==========      ========      =======      =======       =======
Total Return(d).............................................        6.35%         9.53%       4.81%        4.21%         14.06%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $1,015,009      $222,872      $20,219      $17,932       $18,102
  Net expenses to average daily net assets(e)...............        0.39%         0.38%       0.40%        0.38%          0.40%
  Net investment income to average daily net assets(c)......        1.51%         0.68%       0.97%        5.45%          5.79%
  Portfolio turnover rate...................................          44%           36%         66%          44%           120%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.09%         0.24%       0.51%        0.54%          0.07%

(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio for the year ending February 29, 2004 by 0.25% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.05%), less than 0.00%, (0.17%), and (0.17%) for the fiscal years ending February 28/29, 2003, 2002, 2001, respectively and to net investment income per share of less than $(0.00), less than $0.00, $(0.02), for the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%.
(c) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(d) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
 + Computed using average shares outstanding throughout the period.

GLOBAL BOND FUND

                                                                                       CLASS III SHARES
                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------------
                                                                2005        2004(a)       2003(a)       2002(a)       2001(a)(b)
                                                              --------      --------      --------      --------      ----------
Net asset value, beginning of period........................  $   8.73      $   9.20      $   9.33      $  10.04       $   9.41
                                                              --------      --------      --------      --------       --------
Income from investment operations:
  Net investment income(c)+.................................      0.21          0.12          0.09          0.52           0.50
  Net realized and unrealized gain (loss)...................      0.63          1.42          1.49         (0.65)          0.13
                                                              --------      --------      --------      --------       --------
    Total from investment operations........................      0.84          1.54          1.58         (0.13)          0.63
                                                              --------      --------      --------      --------       --------
Less distributions to shareholders:
  From net investment income................................     (0.46)           --         (1.51)        (0.39)            --
  From net realized gains...................................        --         (1.90)        (0.20)        (0.19)            --
  Return of capital.........................................        --         (0.11)           --            --             --
                                                              --------      --------      --------      --------       --------
    Total distributions.....................................     (0.46)        (2.01)        (1.71)        (0.58)            --
                                                              --------      --------      --------      --------       --------
Net asset value, end of period..............................  $   9.11      $   8.73      $   9.20      $   9.33       $  10.04
                                                              ========      ========      ========      ========       ========
Total Return(d).............................................      9.52%        20.21%        17.76%        (1.34)%         6.70%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $170,750      $138,684      $235,842      $273,074       $291,112
  Net expenses to average daily net assets(e)...............      0.33%         0.32%         0.33%         0.32%          0.33%
  Net investment income to average daily net assets(c)......      2.40%         1.44%         1.10%         5.36%          5.34%
  Portfolio turnover rate...................................        38%           45%           50%           28%            35%
  Fees and expenses reimbursed and/or waived by the Manager
    to average daily net assets.............................      0.12%         0.12%         0.08%         0.08%          0.08%

(a) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.17% and net investment income per share by $0.02. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.16%), (0.05%), and (0.11%) and to net investment income per share of $(0.02), $(0.01), and $(0.01) in the fiscal years ending February 28/29, 2003, 2002, and 2001, respectively.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%.
(c) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(d) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.

EMERGING COUNTRY DEBT FUND

                                                     CLASS III SHARES
                             ----------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28/29,
                             ----------------------------------------------------------------
                                2005        2004(*)      2003(*)      2002(*)      2001(*)(a)
                             ----------     --------     --------     --------     ----------
Net asset value,
  beginning of period...     $    10.51     $   9.51     $   9.30     $   8.96      $   8.74
                             ----------     --------     --------     --------      --------
Income from investment
  operations:
    Net investment
      income+...........           0.89         1.01         0.90         0.97          1.14
    Net realized and
      unrealized gain...           1.16         1.81         0.49         0.56          0.40
                             ----------     --------     --------     --------      --------
        Total from
          investment
          operations....           2.05         2.82         1.39         1.53          1.54
                             ----------     --------     --------     --------      --------
Less distributions to
  shareholders:
    From net investment
      income............          (1.18)       (1.06)       (0.99)       (1.19)        (1.32)
    From net realized
      gains.............          (0.29)       (0.76)       (0.19)          --            --
                             ----------     --------     --------     --------      --------
        Total
         distributions..          (1.47)       (1.82)       (1.18)       (1.19)        (1.32)
                             ----------     --------     --------     --------      --------
Net asset value, end of
  period................     $    11.09     $  10.51     $   9.51     $   9.30      $   8.96
                             ==========     ========     ========     ========      ========
Total Return(c).........          20.58%       30.46%       15.94%(d)    18.53%(d)     18.78%(d)
Ratios/Supplemental
  Data:
    Net assets, end of
      period (000's)....     $1,088,609     $925,517     $822,080     $570,459      $430,003
    Net operating
      expenses to
      average daily net
      assets............           0.57%(e)     0.57%(e)     0.57%(e)     0.57%(e)      0.56%
    Interest expense to
      average daily net
      assets............           0.08%(f)     0.08%(f)     0.08%(f)     0.14%(f)        --
    Total net expenses
      to average daily
      net assets........           0.65%        0.65%        0.65%        0.71%         0.56%
    Net investment
      income to average
      daily net
      assets............           8.22%        9.44%        9.78%       10.78%        12.64%
    Portfolio turnover
      rate..............            121%         119%         121%         130%          139%
    Fees and expenses
      reimbursed by the
      Manager to average
      daily net
      assets............             --(g)        --(g)      0.01%(g)     0.02%         0.03%
    Purchase premiums
      and redemption
      fees consisted of
      the following per
      share amounts:+...     $     0.01     $   0.03     $   0.01           --(h)   $   0.01

                                                    CLASS IV SHARES
                          -------------------------------------------------------------------
                                              YEAR ENDED FEBRUARY 28/29,
                          -------------------------------------------------------------------
                             2005         2004(**)      2003(**)     2002(**)     2001(**)(b)
                          ----------     ----------     --------     --------     -----------
Net asset value,
  beginning of period...  $    10.51     $     9.52     $   9.29     $   8.95      $   8.74
                          ----------     ----------     --------     --------      --------
Income from investment
  operations:
    Net investment
      income+...........        0.90           1.06         0.91         0.98          1.15
    Net realized and
      unrealized gain...        1.16           1.75         0.50         0.55          0.39
                          ----------     ----------     --------     --------      --------
        Total from
          investment
          operations....        2.06           2.81         1.41         1.53          1.54
                          ----------     ----------     --------     --------      --------
Less distributions to
  shareholders:
    From net investment
      income............       (1.19)         (1.06)       (0.99)       (1.19)        (1.33)
    From net realized
      gains.............       (0.29)         (0.76)       (0.19)          --            --
                          ----------     ----------     --------     --------      --------
        Total
         distributions..       (1.48)         (1.82)       (1.18)       (1.19)        (1.33)
                          ----------     ----------     --------     --------      --------
Net asset value, end of
  period................  $    11.09     $    10.51     $   9.52     $   9.29      $   8.95
                          ==========     ==========     ========     ========      ========
Total Return(c).........       20.64%         30.38%      16.25%(d)    18.60%(d)      18.71%(d)
Ratios/Supplemental
  Data:
    Net assets, end of
      period (000's)....  $1,550,402     $1,238,411     $616,174     $489,615      $579,912
    Net operating
      expenses to
      average daily net
      assets............        0.52%(e)       0.52%(e)     0.52%(e)     0.52%(e)      0.51%
    Interest expense to
      average daily net
      assets............        0.08%(f)       0.08%(f)     0.08%(f)     0.14%(f)        --
    Total net expenses
      to average daily
      net assets........        0.60%          0.60%(f)     0.60%        0.66%         0.51%
    Net investment
      income to average
      daily net
      assets............        8.29%          9.95%        9.89%       10.83%        12.69%
    Portfolio turnover
      rate..............         121%           119%         121%         130%          139%
    Fees and expenses
      reimbursed by the
      Manager to average
      daily net
      assets............          --(g)          --(g)      0.01%(g)     0.02%         0.03%
    Purchase premiums
      and redemption
      fees consisted of
      the following per
      share amounts:+...  $     0.01     $     0.04     $   0.01           --(h)   $   0.01

(a) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%.
(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%.
(c) Calculation excludes purchase premiums and redemption fees which are borne by shareholders.
(d) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(f) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g) Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses.
(h) Purchase and redemption fees were less than $0.01 per share.
+    Computed using average shares outstanding throughout the period.
(*) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.46% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.04), $0.01 and less than $0.01 in the fiscal years ending February 28/29, 2004, 2003, 2002 and 2001, respectively. This reclassification had no effect on total return.
(**) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to decrease the net investment income ratio for the year ending February 29, 2004 by 0.47% and net investment income per share by $0.05. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases (reductions) to the net investment income ratio of (0.43%), (0.39%), 0.07% and 0.03% and to net investment income per share of $(0.04), $(0.03), $0.01 and $0.01 in the fiscal years ending February 28/29, 2004, 2003, 2002, 2001, respectively. This reclassification had no effect on total return.

EMERGING COUNTRY DEBT SHARE FUND

                                                                                   CLASS III SHARES
                                                      ---------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                                                    FEBRUARY 28/29,
                                                      ---------------------------------------------------------------------------
                                                        2005               2004              2003              2002        2001
                                                      --------           --------           -------           -------    --------
Net asset value, beginning of period................  $  10.05           $   9.56           $  9.25           $  8.90    $   8.70
                                                      --------           --------           -------           -------    --------
Income from investment operations:
  Net investment income(a)+.........................      1.13               1.10              0.83              1.03        1.33
  Net realized and unrealized gain (loss)...........      0.86               1.73              0.57              0.51        0.23
                                                      --------           --------           -------           -------    --------
        Total from investment operations............      1.99               2.83              1.40              1.54        1.56
                                                      --------           --------           -------           -------    --------
Less distributions to shareholders:
  From net investment income........................     (1.12)             (1.85)            (1.09)            (1.19)      (1.36)
  From net realized gains...........................     (0.38)             (0.49)               --                --          --
                                                      --------           --------           -------           -------    --------
        Total distributions.........................     (1.50)             (2.34)            (1.09)            (1.19)      (1.36)
                                                      --------           --------           -------           -------    --------
Net asset value, end of period......................  $  10.54           $  10.05           $  9.56           $  9.25    $   8.90
                                                      ========           ========           =======           =======    ========
Total Return(b).....................................     20.27%             29.91%            15.81%            18.47%      18.71%
Ratios/Supplemental Data:
  Net assets, end of period (000's).................  $131,850           $100,943           $66,140           $89,952    $102,481
  Net expenses to average daily net assets(c).......      0.00%(d)           0.00%(d)          0.00%(d)          0.00%(d)     0.00%
  Net investment income to average daily net
    assets(a).......................................     10.81%             10.06%             8.88%            11.43%      14.39%
  Portfolio turnover rate...........................        14%                20%               30%               14%          0%
  Fees and expenses reimbursed by the Manager to
    average daily net assets........................      0.06%              0.08%             0.08%             0.06%       0.03%

(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund ("ECDF").
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)Net expenses exclude expenses incurred indirectly through investment in ECDF.
(d)The ratio of net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.

SHORT-DURATION INVESTMENT FUND*

                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2005         2004         2003         2002         2001
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  8.75      $  8.68      $  9.62      $  9.92      $  9.62
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income(a)+...............................     0.23         0.12         0.08         0.30         0.42
    Net realized and unrealized gain (loss).................    (0.01)        0.07        (0.54)        0.07         0.33
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................     0.22         0.19        (0.46)        0.37         0.75
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................    (0.20)       (0.12)       (0.33)       (0.39)       (0.44)
    From net realized gains.................................       --           --        (0.15)       (0.28)       (0.01)
    Return of capital.......................................       --        (0.00)(b)       --           --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................    (0.20)       (0.12)       (0.48)       (0.67)       (0.45)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  8.77      $  8.75      $  8.68      $  9.62      $  9.92
                                                              =======      =======      =======      =======      =======
Total Return(c).............................................     2.49%        2.24%       (4.91)%       3.73%        7.91%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................  $29,607      $44,156      $55,316      $48,347      $40,505
    Net expenses to average daily net assets(d).............     0.20%        0.21%        0.21%        0.20%        0.20%
    Net investment income to average daily net assets(a)....     2.57%        1.36%        0.88%        3.04%        4.30%
    Portfolio turnover rate.................................      101%           4%          43%          91%          50%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................     0.10%        0.10%        0.08%        0.12%        0.09%

(a)Net investment income for the years is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.
(b)Return of capital was less than $0.01.
(c)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(d)Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."

INFLATION INDEXED BOND FUND

                                                                                     CLASS III SHARES
                                                              ---------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------------
                                                                2005          2004          2003          2002        2001(a)
                                                              --------      --------      --------      --------      -------
Net asset value, beginning of period........................  $  12.02      $  11.72      $  10.81      $  10.64      $  9.72
                                                              --------      --------      --------      --------      -------
Income from investment operations:
  Net investment income.....................................      0.50+         0.30          0.51          0.30         0.71+
  Net realized and unrealized gain (loss)...................     (0.05)         0.56          1.25          0.29         0.90
                                                              --------      --------      --------      --------      -------
        Total from investment operations....................      0.45          0.86          1.76          0.59         1.61
                                                              --------      --------      --------      --------      -------
Less distributions to shareholders:
  From net investment income................................     (0.45)        (0.33)        (0.56)        (0.37)       (0.69)
  From net realized gains...................................     (0.49)        (0.23)        (0.29)        (0.05)          --
                                                              --------      --------      --------      --------      -------
        Total distributions.................................     (0.94)        (0.56)        (0.85)        (0.42)       (0.69)
                                                              --------      --------      --------      --------      -------
Net asset value, end of period..............................  $  11.53      $  12.02      $  11.72      $  10.81      $ 10.64
                                                              ========      ========      ========      ========      =======
Total Return(b).............................................      3.83%         7.54%        16.67%        5.66%        16.86%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $708,225      $415,614      $278,088      $149,274      $65,887
  Net operating expenses to average daily net assets........      0.25%         0.25%         0.25%        0.25%         0.25%
  Interest expense to average daily net assets(c)...........      0.26%         0.13%         0.15%        0.17%         0.37%
  Total net expenses to average daily net assets(d).........      0.51%         0.38%         0.40%        0.42%         0.62%
  Net investment income to average daily net assets.........      4.17%         3.49%         4.55%        4.15%         6.87%
  Portfolio turnover rate...................................       161%           57%           75%          40%           32%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.05%         0.06%         0.06%        0.09%         0.11%

(a) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(d) Net expenses exclude expenses incurred indirectly through investment in GMO Special Purpose Holding Fund (effective as of April 1, 2004, GMO Alpha LIBOR Fund was renamed GMO Special Purpose Holding Fund) and GMO Short-Duration Collateral Fund.
+  Computed using average shares outstanding throughout the period.

ASSET ALLOCATION FUNDS

BENCHMARK-FREE ALLOCATION FUND

                                                                       CLASS III SHARES
                                                              ----------------------------------
                                                                                 PERIOD FROM
                                                                                JULY 23, 2003
                                                               YEAR ENDED     (COMMENCEMENT OF
                                                              FEBRUARY 28,   OPERATIONS) THROUGH
                                                                  2005        FEBRUARY 29, 2004
                                                              ------------   -------------------
Net asset value, beginning of period........................   $    24.28         $  20.00
                                                               ----------         --------
Income from investment operations:
  Net investment income(a)..................................         0.98+            0.61
  Net realized and unrealized gain..........................         3.00             4.53
                                                               ----------         --------
    Total from investment operations........................         3.98             5.14
                                                               ----------         --------
Less distributions to shareholders:
  From net investment income................................        (0.99)           (0.75)
  From net realized gains...................................        (0.77)           (0.11)
                                                               ----------         --------
    Total distributions.....................................        (1.76)           (0.86)
                                                               ----------         --------
Net asset value, end of period..............................   $    26.50         $  24.28
                                                               ==========         ========
Total Return(b).............................................       16.74%            25.92%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................   $1,068,099         $287,490
  Net expenses to average daily net assets(c)(d)............        0.00%             0.00%*
  Net investment income to average daily net assets(a)......        3.92%             5.05%*
  Portfolio turnover rate...................................          50%               24%**
  Fees and expenses reimbursed by the Manager to average
    daily net assets:.......................................        0.02%             0.07%*
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................   $     0.07         $   0.13

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(d) Net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.
*  Annualized.
** Not Annualized.

INTERNATIONAL EQUITY ALLOCATION FUND

                                                                      CLASS III SHARES
                                               --------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28/29,
                                               --------------------------------------------------------------
                                                 2005          2004          2003         2002         2001
                                               --------      --------      --------      -------      -------
Net asset value, beginning of period.........  $  12.83      $   8.23      $   9.02      $  9.67      $  9.87
                                               --------      --------      --------      -------      -------
Income from investment operations:
  Net investment income(a)+..................      0.29          0.25          0.36         0.25         0.16
  Net realized and unrealized gain (loss)....      2.65          4.60         (0.83)       (0.66)       (0.06)
                                               --------      --------      --------      -------      -------
    Total from investment operations.........      2.94          4.85         (0.47)       (0.41)        0.10
                                               --------      --------      --------      -------      -------
Less distributions to shareholders:
  From net investment income.................     (0.42)        (0.25)        (0.32)       (0.24)       (0.30)
  From net realized gains....................     (0.16)           --            --           --           --
                                               --------      --------      --------      -------      -------
    Total distributions......................     (0.58)        (0.25)        (0.32)       (0.24)       (0.30)
                                               --------      --------      --------      -------      -------
Net asset value, end of period...............  $  15.19      $  12.83      $   8.23      $  9.02      $  9.67
                                               ========      ========      ========      =======      =======
Total Return(b)..............................     23.25%(c)     60.41%(c)     (5.58)%      (4.26)%       0.87%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........  $489,026      $256,277      $103,768      $65,712      $72,975
  Net expenses to average daily net
    assets(d)................................      0.00%(e)      0.00%(e)      0.00%(e)     0.00%(e)     0.00%
  Net investment income to average daily net
    assets(a)................................      2.18%         2.35%         4.11%        2.83%        1.62%
  Portfolio turnover rate....................        15%           43%           19%          50%          14%
  Fees and expenses reimbursed by the Manager
    to average daily assets:.................      0.03%         0.05%         0.05%        0.05%        0.05%
  Purchase and redemption fees consisted of
    the following per share amounts:.........  $   0.01+     $   0.02+           --           --           --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the period shown.
(c) Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e) Net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.

GLOBAL BALANCED ASSET ALLOCATION FUND*

                                                                      CLASS III SHARES
                                               ---------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28/29,
                                               ---------------------------------------------------------------
                                                  2005           2004          2003         2002        2001
                                               ----------      --------      --------      ------      -------
Net asset value, beginning of period.........  $    10.74      $   8.13      $   8.64      $ 8.99      $  8.96
                                               ----------      --------      --------      ------      -------
Income from investment operations:
  Net investment income(a)...................        0.27+         0.18          0.20        0.23         0.21
  Net realized and unrealized gain (loss)....        0.90          2.68         (0.28)      (0.20)        0.18
                                               ----------      --------      --------      ------      -------
    Total from investment operations.........        1.17          2.86         (0.08)       0.03         0.39
                                               ----------      --------      --------      ------      -------
Less distributions to shareholders:
  From net investment income.................       (0.32)        (0.23)        (0.43)      (0.38)       (0.36)
  From net realized gains....................       (0.26)        (0.02)        --           --          --
                                               ----------      --------      --------      ------      -------
    Total distributions......................       (0.58)        (0.25)        (0.43)      (0.38)       (0.36)
                                               ----------      --------      --------      ------      -------
Net asset value, end of period...............  $    11.33      $  10.74      $   8.13      $ 8.64      $  8.99
                                               ==========      ========      ========      ======      =======
Total Return(b)..............................       11.07%(c)     35.53%(c)     (1.06)%      0.49%        4.29%
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........  $1,030,238      $453,807      $304,145      $7,318      $11,021
  Net expenses to average daily net
    assets(d)................................        0.00%(e)      0.00%(e)      0.00%(e)    0.00%(e)     0.00%
  Net investment income to average daily net
    assets(a)................................        2.53%         2.19%         4.01%       2.66%        2.31%
  Portfolio turnover rate....................          10%           59%           61%         25%          12%
  Fees and expenses reimbursed by the Manager
    to average daily net assets..............        0.02%         0.03%         0.05%       0.31%        0.20%
  Purchase and redemption fees consisted of
    the following per share amounts:+........  $     0.01      $   0.01            --          --           --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e) Net expenses to average daily net assets was less than 0.01%.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO World Equity Allocation Fund" was renamed the "GMO World Balanced Allocation Fund." Effective June 30, 2003, the "GMO World Balanced Allocation Fund" was renamed the "GMO Global Balanced Asset Allocation Fund."

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29
                                                              ----------------------------------------------------------------
                                                                2005           2004          2003          2002         2001
                                                              --------       --------       -------       -------      -------
Net asset value, beginning of period........................  $  10.86       $   7.51       $  8.66       $  8.92      $  9.49
                                                              --------       --------       -------       -------      -------
Income from investment operations:
  Net investment income(a)..................................      0.23+          0.14          0.15          0.23         0.24
  Net realized and unrealized gain (loss)...................      1.23           3.55         (1.07)        (0.14)        0.39
                                                              --------       --------       -------       -------      -------
    Total from investment operations........................      1.46           3.69         (0.92)         0.09         0.63
                                                              --------       --------       -------       -------      -------
Less distributions to shareholders:
  From net investment income................................     (0.27)         (0.21)        (0.23)        (0.13)       (0.51)
  From net realized gains...................................     (0.42)         (0.13)           --         (0.22)       (0.69)
                                                              --------       --------       -------       -------      -------
    Total distributions.....................................     (0.69)         (0.34)        (0.23)        (0.35)       (1.20)
                                                              --------       --------       -------       -------      -------
Net asset value, end of period..............................  $  11.63       $  10.86       $  7.51       $  8.66      $  8.92
                                                              ========       ========       =======       =======      =======
Total Return(b).............................................     13.70%(c)      49.63%(c)    (10.84)%        1.12%        6.57%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $335,819       $222,856       $79,736       $40,124      $42,776
  Net expenses to average daily net assets(d)...............      0.00%(e)       0.00%(e)      0.00%(e)      0.00%(e)     0.00%
  Net investment income to average daily net assets(a)......      2.11%          1.99%         3.06%         2.73%        2.56%
  Portfolio turnover rate...................................        17%            73%           30%           13%          19%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.04%          0.05%         0.07%         0.07%        0.07%
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................  $   0.00(f)    $   0.01            --            --           --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e) Net expenses to average daily net assets was less than 0.01%.
(f) Purchase premiums and redemption fees were less than $0.01 per share.
+  Computed using average shares outstanding throughout the period.

U.S. SECTOR FUND

                                                                                 CLASS III SHARES
                                                              ------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------
                                                                2005        2004        2003        2002       2001
                                                              --------     -------     -------     ------     ------
Net asset value, beginning of period........................  $   6.40     $  4.53     $  5.45     $ 5.11     $ 4.84
                                                              --------     -------     -------     ------     ------
Income from investment operations:
  Net investment income(a)+.................................      0.11        0.08        0.09       0.11       0.14
  Net realized and unrealized gain (loss)...................      0.34        1.89       (1.00)      0.39       0.35
                                                              --------     -------     -------     ------     ------
    Total from investment operations........................      0.45        1.97       (0.91)      0.50       0.49
                                                              --------     -------     -------     ------     ------
Less distributions to shareholders:
  From net investment income................................     (0.14)      (0.02)      (0.01)     (0.16)     (0.17)*
  From net realized gains...................................     (0.30)      (0.08)         --         --      (0.05)
                                                              --------     -------     -------     ------     ------
    Total distributions.....................................     (0.44)      (0.10)      (0.01)     (0.16)     (0.22)
                                                              --------     -------     -------     ------     ------
Net asset value, end of period..............................  $   6.41     $  6.40     $  4.53     $ 5.45     $ 5.11
                                                              ========     =======     =======     ======     ======
Total Return(b).............................................      7.18%(c)   43.72%(c)  (16.78)%     9.80%     10.14%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $151,378     $73,342     $13,144     $  270     $  253
  Net expenses to average daily net assets(d)...............      0.00%(e)    0.00%(e)    0.02%      0.00%(e)   0.00%(e)
  Net investment income to average daily net assets(a)......      1.75%       1.43%       1.93%      1.99%      2.71%
  Portfolio turnover rate...................................        16%         17%         24%         2%        35%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.54%       0.58%       0.88%      8.97%      3.05%
  Purchase and redemption fees consisted of the following
    per share amounts:......................................  $   0.00(f)  $  0.00(f)       --         --         --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.
(c) Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(d) Net expenses exclude expenses incurred indirectly through investments in underlying Funds.
(e) Net expenses were less than 0.01%.
(f) Purchase premiums and redemption fees were less than $0.01.
+  Computed using average shares outstanding throughout the period.
* The amount shown for a share outstanding does not correspond with the aggregated distributions for the year ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to the declaration of distributions to shareholders.

ALPHA ONLY FUND*

                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------      -------      -------      -------      -------
Net asset value, beginning of period........................  $   9.99      $  9.63      $  9.23      $  8.73      $  7.72
                                                              --------      -------      -------      -------      -------
Income (loss) from investment operations:
  Net investment income(a)..................................      0.19+        0.17+        0.20+        0.17+        0.15
  Net realized and unrealized gain (loss)...................      0.08         0.19         0.49         0.96         1.68
                                                              --------      -------      -------      -------      -------
    Total from investment operations........................      0.27         0.36         0.69         1.13         1.83
                                                              --------      -------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................        --           --        (0.29)       (0.63)       (0.82)
                                                              --------      -------      -------      -------      -------
    Total distributions.....................................        --           --        (0.29)       (0.63)       (0.82)
                                                              --------      -------      -------      -------      -------
Net asset value, end of period..............................  $  10.26      $  9.99      $  9.63      $  9.23      $  8.73
                                                              ========      =======      =======      =======      =======
Total Return(b).............................................      2.70%        3.74%        7.61%      13.32%        24.84%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $179.488      $74,841      $26,329      $16,628      $56,499
  Net expenses to average daily net assets(c)...............      0.18%        0.26%        0.64%       0.37%         0.25%
  Net investment income to average daily net assets(a)......      1.94%        1.72%        2.06%       1.88%         1.80%
  Portfolio turnover rate...................................        19%          11%         111%         22%           15%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.62%        0.72%        0.94%       0.78%         0.64%
  Purchase and redemption fees consisted of the following
    per share amounts:+.....................................  $   0.01      $  0.01           --           --           --

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.
* Effective as of August 30, 2004, the "GMO Global Hedged Equity Fund" was renamed the "GMO Alpha Only Fund."
Derivatives Risk, Credit and Counterparty Risk, Smaller Company Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

                      [This page intentionally left blank]

       INVESTMENT IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES AND
                          PRIVATE PLACEMENT MEMORANDA

     GMO ALTERNATIVE ASSET OPPORTUNITY FUND. GMO Alternative Asset Opportunity Fund ("AAOF"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. AAOF is managed by GMO.

     AAOF pays an investment management fee to GMO at the annual rate of 0.45% of AAOF's average daily net assets. AAOF offers Class III shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of AAOF's average daily net assets. In addition, the Manager has agreed to reimburse a portion of AAOF's operating expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.45% of the Fund's average daily net assets.

     AAOF's investment objective is high total return. AAOF is not a "diversified" investment company within the meaning of the 1940 Act.

     AAOF seeks exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF typically takes both long and short positions in commodities. "Commodities" include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

     AAOF's investment program has two primary components. One component, intended to gain indirect exposure to the commodity markets, normally consists of investments in swap agreements, exchange-traded and over-the-counter ("OTC") commodity futures and other commodity-linked derivative instruments, including commodity index options and options on futures. This component normally has two subcomponents. One subcomponent typically consists of investments in swap contracts on broad-based commodities indices. The purpose of these investments is to gain and manage exposure to the Fund's benchmark. The second subcomponent typically consists of active positions in commodity-related derivatives (expected primarily to be futures contracts). In taking these active positions, the Manager applies three basic principles: (i) commodity prices exhibit trends;
(ii) return distributions in commodities are positively skewed; and (iii) commodity prices exhibit mean reversion. Investments in commodity-related derivatives are generally made through a wholly-owned subsidiary organized as a Bermuda limited liability company. The wholly-owned subsidiary is expected to invest primarily in swap contracts on commodities indices, commodities futures contracts, other commodity-linked derivative instruments, U.S. and foreign fixed income securities of relatively high quality, and SDCF. AAOF also may invest in a wide variety of other exchange-traded and OTC derivative instruments that are not linked to the value of a commodity or other commodity-linked instrument (including financial futures, options, and swap contracts). In addition to its commodity-related investments, AAOF has the flexibility to invest without limitation in a range of currency-related investments, including currency futures and forwards and options on these instruments.

     The second component of AAOF's investment program consists of investments in U.S. and foreign fixed income securities of relatively high quality. Normally, AAOF makes these investments by investing in SDCF. SDCF principally invests in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, money market instruments, and commercial paper. The primary purpose of AAOF's fixed income investments is to provide a cash-like return and to serve as collateral for AAOF's derivative positions.

     The Manager uses proprietary research and models to identify trends in commodities. The factors considered by the Manager and the models it uses may change over time.

     AAOF's benchmark is a composite of the Dow Jones-AIG Commodity Index and the JPMorgan 3-Month Cash Index. The Dow Jones-AIG Commodity Index and JPMorgan 3-Month Cash Index each represent 50% of the composite benchmark. The Manager does not seek to manage risk relative to AAOF's benchmark. In addition, in constructing AAOF's portfolio, the Manager does not seek to match AAOF's portfolio composition to that of its benchmark, and AAOF's portfolio composition may differ significantly from that of its benchmark.

     GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives. The principal risks of an investment in AAOF include Commodities Risk, Derivatives Risk, Currency Risk, Credit and Counterparty Risk, Market Risk -- Fixed Income Securities, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk. With respect to Management Risk, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund. In addition, AAOF's performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF's shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all the risks associated with their investment in the GMO Fund.

     GMO EMERGING MARKETS QUALITY FUND. GMO Emerging Markets Quality Fund ("EMQ"), a portfolio of the Trust, is offered through a separate prospectus. EMQ is managed by GMO.

     EMQ pays an investment management fee to GMO at the annual rate of 0.40% of EMQ's average daily net assets. EMQ offers Class III and Class VI shares. These classes pay shareholder service fees to GMO at the annual rate of 0.15% and 0.055%, respectively, of EMQ's average daily net assets. In addition, the Manager has contractually agreed to reimburse EMQ for a portion of its expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other GMO Funds, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and custodial fees)) exceed 0.40% of the Fund's average daily net assets.

     EMQ's investment objective is broad exposure to the higher quality companies in its benchmark, the S&P/IFCI (Investable) Composite Index. EMQ is not a "diversified" investment company within the meaning of the 1940 Act.

     EMQ typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager typically selects issuers from among the top third of the companies ranked by quality scores in each country in EMQ's benchmark. The Manager screens out companies it believes are of the poorest quality. EMQ's allocation to emerging market countries may be over- or underweight with respect to its benchmark.

     The factors considered by the Manager and the models it uses may change over time. EMQ's portfolio typically is more liquid than the portfolio of the Emerging Markets Fund, and EMQ invests in stocks that the Manager believes to be of higher quality than the average stock in its benchmark. EMQ typically is less "actively" managed than, for example, Emerging Markets Fund. The Manager seeks to manage EMQ with low portfolio turnover and low tracking error relative to the benchmark.

     The other GMO Funds investing in EMQ are subject to the risks associated with investments in equity securities. The principal risks of an investment in EMQ include Market Risk -- Equity Securities, Foreign Investment Risk, Liquidity Risk and Currency Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, Non-Diversification Risk, and Management Risk. Shareholders of each GMO Fund investing in EMQ are indirectly exposed to these risks, in addition to all the risks associated with their investment in the GMO Fund.

     GMO SHORT-DURATION COLLATERAL FUND. GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and/or (ii) to invest cash held by those Funds.

     SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse SDCF for a portion of its expenses through at least June 30, 2006 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits) brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark, the JPMorgan U.S. 3-Month Cash Index. SDCF is not a "diversified" investment company within the meaning of the 1940 Act.

     SDCF seeks to achieve its investment objective by investing primarily in relatively high quality U.S. and foreign floating rate fixed income securities. SDCF may invest in government securities, corporate debt securities, residential and commercial mortgage related securities and other asset-backed securities, money market instruments, commercial paper reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which SDCF invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. SDCF's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of SDCF's holdings of fixed income instruments are investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by Standard & Poor's, below Baa3 by Moody's, or comparable unrated securities) after purchase by SDCF. The Manager considers investment grade securities that are given a rating of Aa-/AA- or better by Moody's/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. SDCF also may use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to fixed income securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.

     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be six months or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's exposure to interest rates may vary as compared to direct investment in bonds with different maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

     The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market
Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Foreign Investment Risk and Management Risk. Shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     GMO WORLD OPPORTUNITY OVERLAY FUND. GMO World Opportunity Overlay Fund ("Overlay Fund"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of Overlay Fund are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. Overlay Fund is managed by GMO.

     Overlay Fund does not pay an investment management or shareholder service fee to GMO. In addition, the Manager has agreed to reimburse Overlay Fund for a portion of its expenses through at least June 30, 2006 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     Overlay Fund's investment objective is high total return relative to its benchmark, the JPMorgan U.S. 3-Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. Overlay Fund is not a "diversified" investment company within the meaning of the 1940 Act.

     Overlay Fund's investment program has two principal components. One component consists mainly of investments in derivatives -- primarily, interest rate swap contracts -- through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve Overlay Fund's objective of outperforming its benchmark primarily through returns on Overlay Fund's derivative positions. The primary purpose of Overlay Fund's fixed income investments is to provide a cash-like return, and to serve as collateral for its derivative positions.

     The Manager employs proprietary quantitative techniques to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting the Fund's fixed income investments, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income investments with similar credit quality and maturities.

     The other GMO Funds investing in Overlay Fund are subject to the risks associated with investments in derivatives. The principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Market Risk -- Fixed Income Securities and Related Derivatives, Leveraging Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, and Currency Risk. Shareholders of each GMO Fund investing in Overlay Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     Additional information on AAOF, SDCF, and Overlay Fund is set forth in separate private placement memoranda. Additional information on EMQ is set forth in a separate prospectus.

                      [This page intentionally left blank]

                                   FUND CODES

     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for each share class of each Fund currently being offered.

                        FUND NAME                            SHARE
               (AND PAGE # IN PROSPECTUS)                    CLASS      TICKER     SYMBOL         CUSIP
               --------------------------                  ---------    ------   ----------    -----------
U.S. EQUITY FUNDS
U.S. Core Equity Fund (p. 2).............................  Class III    GMUEX    USCoreEq      362013 65 8
                                                           Class IV     GMRTX    USCoreEq      362013 64 1
                                                           Class V      --       --            362013 63 3
                                                           Class VI     GMCQX    USCoreEq      362013 62 5
Tobacco-Free Core Fund (p. 4)............................  Class III    GMTCX    TobaccoFr     362007 85 8
                                                           Class IV     GMTFX    TobaccoFr     362008 59 1
U.S. Quality Equity Fund (p. 6)..........................  Class III    GQETX    USQualityEq   362008 26 0
                                                           Class IV     GQEFX    USQualityEq   362008 24 5
U.S. Value Fund (p. 8)...................................  Class III    GMLUX    N/A           362013 59 1
U.S. Intrinsic Value Fund (p. 10)........................  Class III    GMVUX    USIntrVal     362013 74 0
U.S. Growth Fund (p. 12).................................  Class III    GMGWX    USGrowth      362013 87 2
U.S. Small/Mid Cap Value Fund (p. 14)....................  Class III    GMSUX    USSMidVal     362013 83 1
U.S. Small/Mid Cap Growth Fund (p. 16)...................  Class III    GMSPX    USSMidGr      362013 78 1
Real Estate Fund (p. 18).................................  Class III    GMORX    RealEstate    362007 62 7
Tax-Managed U.S. Equities Fund (p. 20)...................  Class III    GTMUX    N/A           362008 71 6
Tax-Managed Small/Mid Cap Fund (p. 22)...................  Class III    GTMSX    TxMngSmMdCap  362008 62 5
INTERNATIONAL EQUITY FUNDS
International Core Equity Fund (p. 24)...................  Class III    GMTEX    IntlCoreEq    362013 69 0
                                                           Class IV     GMIRX    IntlCoreEq    362013 68 2
International Intrinsic Value Fund (p. 26)...............  Class II     GMICX    IntlIntrVal   362007 20 5
                                                           Class III    GMOIX    IntlIntrVal   362007 30 4
                                                           Class IV     GMCFX    IntlIntrVal   362008 83 1
International Growth Equity Fund (p. 28).................  Class III    GMIGX    IntlGroEq     362013 60 9
                                                           Class IV     --       --            362013 70 8
Global Growth Fund (p. 30)...............................  Class III    GMGTX    GlobGr        362008 18 7
Developed World Stock Fund (p. 32).......................  Class III    --       --            362013 20 3
                                                           Class IV     --       --            362013 30 2
Currency Hedged International Equity Fund (p. 34)........  Class III    GMOCX    CurHgIntEq    362007 58 5
Foreign Fund (p. 36).....................................  Class II     GMFRX    Foreign       362007 56 9
                                                           Class III    GMOFX    Foreign       362007 55 1
                                                           Class IV     GMFFX    Foreign       362008 82 3
Foreign Small Companies Fund (p. 38).....................  Class III    GMFSX    ForSmCos      362008 61 7
                                                           Class IV     GFSFX    ForSmCos      362008 34 4
International Small Companies Fund (p. 40)...............  Class III    GMISX    IntSmCos      362007 52 8
Emerging Markets Fund (p. 42)............................  Class III    GMOEX    EmergMkt      362007 60 1
                                                           Class IV     GMEFX    EmergMkt      362008 79 9
                                                           Class V      GEMVX    GMOEmgMktsV   362008 28 6
                                                           Class VI     GEMMX    GMOEmgMktsVI  362008 27 8
Emerging Countries Fund (p. 44)..........................  Class III    GMCEX    EmergCntr     362008 85 6
Tax-Managed International Equities Fund (p. 46)..........  Class III    GTMIX    TxMngIntEq    362008 66 6
FIXED INCOME FUNDS
Domestic Bond Fund (p. 50)...............................  Class III    GMDBX    DomestBd      362007 41 1
                                                           Class VI     --       --            362008 13 8
Core Plus Bond Fund (p. 52)..............................  Class III    GUGAX    CorePlusBd    362008 60 9
                                                           Class IV     --       --            362008 12 0
International Bond Fund (p. 54)..........................  Class III    GMIBX    IntlBond      362007 37 9
Currency Hedged International Bond Fund (p. 56)..........  Class III    GMHBX    CurHgIntBd    362007 34 6
Global Bond Fund (p. 58).................................  Class III    GMGBX    GlobalBd      362007 31 2
Emerging Country Debt Fund (p. 60).......................  Class III    GMCDX    EmgCntrDt     362007 27 0
                                                           Class IV     GMDFX    EmgCntrDt     362008 78 1
Emerging Country Debt Share Fund (p. 62).................  Class III    GECDX    EmgCntrDbSh   362008 64 1
Short-Duration Investment Fund (p. 64)...................  Class III    GMSIX    ShortDurInv   362007 47 8
Inflation Indexed Bond Fund (p. 66)......................  Class III    GMIIX    InfltInBd     362007 24 7
ASSET ALLOCATION FUNDS
Benchmark-Free Allocation Fund (p. 70)...................  Class III    GBMFX    N/A           362008 31 0
International Equity Allocation Fund (p. 72).............  Class III    GIEAX    N/A           362007 21 3
Global Balanced Asset Allocation Fund (p. 74)............  Class III    GMWAX    N/A           362007 17 1
Global (U.S.+) Equity Allocation Fund (p. 76)............  Class III    GMGEX    N/A           362007 14 8
Strategic Balanced Allocation Fund (p. 78)...............  Class III    N/A      N/A           362008 16 1
World Opportunities Equity Allocation Fund (p. 80).......  Class III    N/A      N/A           362008 15 3
U.S. Sector Fund (p. 82).................................  Class III    N/A      N/A           362007 75 9
Alpha Only Fund (p. 84)..................................  Class III    GGHEX    N/A           362007 44 5

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' SAI are available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                         100 Summer Street, 15th Floor
                          Boston, Massachusetts 02110

                    INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                  June 30, 2005, as revised September 23, 2005

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2005, as revised September 23, 2005, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                                   Page
INVESTMENT OBJECTIVES AND POLICIES..............................................      1

FUND INVESTMENTS................................................................      1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS......................................      6

USES OF DERIVATIVES.............................................................     37

TRACKING ERROR..................................................................     45

INVESTMENT RESTRICTIONS.........................................................     45

DETERMINATION OF NET ASSET VALUE................................................     50

DISTRIBUTIONS...................................................................     50

TAXES...........................................................................     51

PERFORMANCE OBJECTIVES..........................................................     61

MANAGEMENT OF THE TRUST.........................................................     62

INVESTMENT ADVISORY AND OTHER SERVICES..........................................     78

PORTFOLIO TRANSACTIONS..........................................................     90

PROXY VOTING POLICIES AND PROCEDURES............................................     93

DISCLOSURE OF PORTFOLIO HOLDINGS................................................     93

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES................................     96

MULTIPLE CLASSES................................................................     99

VOTING RIGHTS...................................................................    100

SHAREHOLDER AND TRUSTEE LIABILITY...............................................    100

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES............................    101

OTHER MATTERS...................................................................    127

FINANCIAL STATEMENTS............................................................    127

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

The charts on the following pages indicate the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                                              U.S.           U.S.             U.S.      U.S.
                          U.S.    Tobacco-  Quality  U.S. Intrinsic  U.S.  Small/Mid Small/Mid   Real   Tax-Managed  Tax-Managed
                      Core Equity Free Core Equity  Value   Value   Growth Cap Value Cap Growth Estate U.S. Equities  Small/Mid
U.S. EQUITY FUNDS         Fund      Fund      Fund   Fund    Fund    Fund    Fund       Fund     Fund      Fund       Cap Fund
Domestic Equity
Securities(1)              X          X        X      X       X        X       X          X        X         X            X

Foreign
  Investments
  -- Foreign
  Issuers(2)                                          X                                            X         X            X

Foreign
  Investments
  -- Foreign
  Issuers
  (Traded on
  U.S.
  Exchanges) (2)           X          X        X      X       X        X       X          X        X         X            X

Foreign
  Investments
  -- Emerging
  Market
  Issuers or
  Countries(2)

Securities
  Lending                  X                          X       X       X        X          X

Depository
  Receipts                 X          X        X      X       X        X       X          X        X         X            X

Convertible
  Securities               X          X        X      X       X        X       X          X                  X            X

Preferred
  Stocks                                       X      X                        X          X        X         X            X

Warrants and
  Rights                   X          X        X      X       X        X       X          X        X         X            X

Options and
  Futures                  X          X        X      X       X        X       X          X        X         X            X

Swap Contracts
  and Other
  Two-Party
  Contracts                X          X        X      X       X        X       X          X        X         X            X

Foreign
  Currency
  Transactions

Repurchase
  Agreements               X          X        X      X       X        X       X          X        X         X            X

Debt and Other
  Fixed Income
  Securities               X          X        X      X       X        X       X          X        X         X            X

Debt and Other
  Fixed Income
  Securities --
  Long and Medium
  Term Corporate &
  Government Bonds(3)      X          X        X              X        X       X          X

Debt and Other
  Fixed Income
  Securities --
  Short-term
  Corporate &
Government Bonds(3)        X          X        X              X        X       X          X

Cash and Other
  High Quality
  Investments              X          X        X      X       X        X       X          X        X         X            X

U.S. Government
  Securities and
  Foreign
  Government
  Securities               X          X        X      X      X         X       X          X        X         X            X

Real Estate
  Investment
  Trusts ("REITS")         X          X        X      X       X        X       X          X        X         X            X

Mortgage-Backed
  Securities,
  Asset-Backed
  Securities,
  Collateralized
  Mortgage
  Obligations, and
  Collateralized
  Debt Obligations                                                                                 X

Adjustable Rate
  Securities                                                                                       X

Below Investment
  Grade Securities                                                                                 X

Brady Bonds

Euro Bonds

Zero Coupon
  Securities                                                                                       X

Indexed
  Securities                                                                                       X

Structured Notes

Firm Commitments
  and When-Issued
  Securities                                                                                       X

Loans, Loan
  Participations,
  and Assignments

Reverse
  Repurchase
  Agreements and
  Dollar Roll
  Agreements                                                                                       X

Commodities

Illiquid
  Securities               X          X        X      X       X        X       X          X        X         X            X

Investments in
  Other Investment
  Companies                X          X        X      X       X        X       X          X        X         X            X

Investments in
  Other Investment
  Companies --
  Shares of Other
  GMO Trust Funds

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                                                Currency
  INTERNATIONAL         International   International   International   Global    Developed      Hedged
     EQUITY              Core Equity      Intrinsic        Growth       Growth      World     International
      FUNDS                 Fund          Value Fund     Equity Fund     Fund    Stock Fund    Equity Fund
Domestic
  Equity
Securities(4)                 X               X               X           X          X              X

Foreign
  Investments --
  Foreign Issuers(2)          X               X               X           X          X              X

Foreign
  Investments --
  Foreign Issuers
  (Traded on U.S.
  Exchanges) (2)              X               X               X           X          X              X

Foreign
  Investments --
  Emerging Market
  Issuers or
  Countries(2)                                X               X                                     X

Securities
  Lending                     X                               X

Depository
  Receipts                    X               X               X           X          X              X

Convertible
  Securities                  X               X               X           X          X              X

Preferred Stocks              X               X               X           X          X              X

Warrants and
  Rights                      X               X               X           X          X              X

Options and
  Futures                     X               X               X           X          X              X

Swap Contracts
  and Other
  Two-Party
  Contracts                   X               X               X           X          X              X

Foreign Currency
  Transactions                X               X               X           X          X              X

Repurchase
  Agreements                  X               X               X           X          X              X

Debt and Other
  Fixed Income
  Securities                  X               X               X           X          X              X

Debt and Other
  Fixed Income
  Securities --
  Long and Medium
  Term Corporate &
  Government Bonds(3)         X               X               X           X          X              X

Debt and Other
  Fixed Income
  Securities --
  Short-term
  Corporate &
  Government Bonds(3)         X               X               X           X          X              X

Cash and Other
  High Quality
  Investments                 X               X               X           X          X              X

U.S. Government
  Securities and
  Foreign
  Government
  Securities                  X               X               X           X          X              X

Real Estate
  Investment
  Trusts ("REITS")            X               X               X           X          X              X

Mortgage-Backed
  Securities,
  Asset-Backed
  Securities,
  Collateralized
  Mortgage
  Obligations, and
  Collateralized
  Debt Obligations

Adjustable Rate
  Securities

Below Investment
  Grade Securities

Brady Bonds

Euro Bonds

Zero Coupon
  Securities

Indexed Securities
Structured Notes

Firm Commitments
  and When-Issued
  Securities

Loans, Loan
  Participations,
  and Assignments

Reverse
  Repurchase
  Agreements and
  Dollar Roll
  Agreements

Commodities

Illiquid Securities                                X        X         X              X         X         X
Investments in Other Investment Companies          X        X         X              X         X         X
Investments in Other Investment Companies  --                                                            X
Shares of Other GMO Trust Funds

                                                                                         Tax-
                                   Foreign    International                            Managed
  INTERNATIONAL                     Small        Small        Emerging   Emerging    International
     EQUITY             Foreign   Companies    Companies      Markets    Countries     Equities
      FUNDS              Fund       Fund          Fund          Fund       Fund          Fund
Domestic
  Equity
Securities(1)              X          X             X            X           X             X

Foreign
  Investments --
  Foreign Issuers(2)       X          X             X            X           X             X

Foreign
  Investments --
  Foreign Issuers
  (Traded on U.S.
  Exchanges) (2)           X          X             X            X           X             X

Foreign
  Investments --
  Emerging Market
  Issuers or
  Countries(2)             X          X             X            X           X             X

Securities
  Lending

Depository
  Receipts                 X          X             X            X           X             X

Convertible
  Securities               X          X             X            X           X             X

Preferred Stocks           X          X             X            X           X             X

Warrants and
  Rights                   X          X             X            X           X             X

Options and
  Futures                  X          X             X            X           X             X

Swap Contracts
  and Other
  Two-Party
  Contracts                X          X             X            X           X             X

Foreign Currency
  Transactions             X          X             X            X           X             X

Repurchase
  Agreements               X          X             X            X           X             X

Debt and Other
  Fixed Income
  Securities               X          X             X            X           X             X

Debt and Other
  Fixed Income
  Securities --
  Long and Medium
  Term Corporate &
  Government Bonds(3)      X          X             X            X           X             X

Debt and Other
  Fixed Income
  Securities --
  Short-term
  Corporate &
  Government Bonds(3)      X          X             X            X           X             X

Cash and Other
  High Quality
  Investments              X          X             X            X           X             X

U.S. Government
  Securities and
  Foreign
  Government
  Securities               X          X             X            X           X             X

Real Estate
  Investment
  Trusts ("REITS")                    X             X                                      X

Mortgage-Backed
  Securities,
  Asset-Backed
  Securities,
  Collateralized
  Mortgage
  Obligations, and
  Collateralized
  Debt Obligations

Adjustable Rate
  Securities

Below Investment
  Grade Securities         X

Brady Bonds

Euro Bonds

Zero Coupon
  Securities

Indexed Securities

Structured Notes                                                 X           X

Firm Commitments
  and When-Issued
  Securities

Loans, Loan
  Participations,
  and Assignments

Reverse
  Repurchase
  Agreements and
  Dollar Roll
  Agreements

Commodities

Illiquid Securities                                X        X         X              X         X         X
Investments in Other Investment Companies          X        X         X              X         X         X
Investments in Other Investment Companies  --                                        X         X
Shares of Other GMO Trust Funds

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                                      Emerging
                                    Core                 Currency                     Country    Short-
                                    Plus                  Hedged     Global Emerging    Debt    Duration  Inflation
                          Domestic  Bond International International  Bond   Country   Share   Investment  Indexed
 FIXED INCOME FUNDS       Bond Fund Fund   Bond Fund     Bond Fund    Fund  Debt Fund   Fund      Fund    Bond Fund
Domestic Equity
  Securities(1)               X      X        X             X           X       X        X                    X

Foreign Investments
  -- Foreign Issuers(2)       X      X        X             X           X       X        X         X          X

Foreign Investments
  -- Foreign Issuers
  (Traded on U.S.
  Exchanges) (2)              X      X        X             X           X       X        X                    X

Foreign Investments
  -- Emerging Market
  Issuers or Countries(2)            X        X             X           X       X        X

Securities Lending            X      X        X             X           X       X        X         X          X

Depository Receipts           X      X        X             X           X       X        X                    X

Convertible
  Securities                  X      X        X             X           X       X        X                    X

Preferred Stocks              X      X        X             X           X       X        X                    X

Warrants and Rights           X      X        X             X           X       X        X         X          X

Options and Futures           X      X        X             X           X       X        X                    X

Swap Contracts and
  Other Two-Party
  Contracts                   X      X        X             X           X       X        X         X          X

Foreign Currency
  Transactions                       X        X             X           X       X                             X

Repurchase Agreements         X      X        X             X           X       X        X         X          X

Debt and Other Fixed
  Income Securities           X      X        X             X           X       X        X         X          X

Debt and Other Fixed
  Income Securities --
  Long and Medium Term
  Corporate &
  Government Bonds(3)         X      X        X             X           X       X        X         X          X

Debt and Other Fixed
  Income Securities --
  Short-term Corporate
  & Government Bonds(3)       X      X        X             X           X       X        X         X          X

Cash and Other High
  Quality Investments         X      X        X             X           X       X        X         X          X

U.S. Government
  Securities and
  Foreign Government
  Securities                  X      X        X             X           X       X        X         X          X

Real Estate
  Investment Trusts
  ("REITS")

Mortgage-Backed
  Securities,
  Asset-Backed
  Securities,
  Collateralized
  Mortgage
  Obligations, and
  Collateralized Debt
  Obligations                 X      X        X             X           X       X        X         X         X

Adjustable Rate
  Securities                  X      X        X             X           X       X        X         X         X

Below Investment
  Grade Securities            X      X        X             X           X       X        X         X         X

Brady Bonds                          X        X             X           X       X        X

Euro Bonds                           X        X             X           X       X        X

Zero Coupon
  Securities                  X      X        X             X           X       X        X                    X

Indexed Securities            X      X        X             X           X       X        X         X          X

Structured Notes              X      X        X             X           X       X        X

Firm Commitments and
  When-Issued
  Securities                  X      X        X             X           X       X        X         X          X

Loans, Loan
  Participations, and
  Assignments                 X      X        X             X           X       X        X                    X

Reverse Repurchase
  Agreements and
  Dollar Roll
  Agreements                  X      X        X             X           X       X        X                    X

Commodities

Illiquid Securities           X      X        X             X           X       X        X                    X

Investments in Other
  Investment Companies        X      X        X             X           X       X        X         X          X

Investments in Other
  Investment Companies
  -- Shares of Other
  GMO Trust Funds             X      X        X             X           X       X        X         X          X

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.


                                                    Global      Global                    World
                       Benchmark-  International   Balanced     (U.S.+)    Strategic  Opportunities
                          Free        Equity         Asset      Equity     Balanced       Equity      U.S.   Alpha
ASSET ALLOCATION       Allocation   Allocation    Allocation  Allocation  Allocation    Allocation   Sector   Only
      FUNDS               Fund         Fund          Fund        Fund        Fund          Fund       Fund    Fund
Domestic Equity
  Securities(1)                                                                                        X       X

Foreign
  Investments --
  Foreign Issuers(2)                                                                                           X

Foreign
  Investments --
  Foreign Issuers
  (Traded on U.S.
  Exchanges) (2)                                                                                       X       X

Foreign
  Investments --
  Emerging Market
  Issuers or
  Countries(2)                                                                                                 X

Securities
  Lending

Depository
  Receipts                                                                                             X       X

Convertible
  Securities                                                                                           X       X

Preferred Stocks                                                                                               X

Warrants and
  Rights                                                                                               X       X

Options and
  Futures                                                                                              X       X

Swap Contracts
  and Other
  Two-Party
  Contracts                                                                                            X       X

Foreign Currency
  Transactions

Repurchase
  Agreements               X             X            X           X            X            X          X       X

Debt and Other
  Fixed Income
  Securities               X             X            X           X            X            X          X       X

Debt and Other
  Fixed Income
  Securities --
  Long and Medium
  Term Corporate &
  Government Bonds(3)                                                                                          X

Debt and Other
  Fixed Income
  Securities --
  Short-term
  Corporate &
  Government Bonds(3)                                                                                          X

Cash and Other
  High Quality
  Investments              X             X            X           X             X           X          X       X

U.S. Government
  Securities and
  Foreign
  Government
  Securities               X             X            X           X             X           X          X       X

Real Estate
  Investment
  Trusts ("REITS")                                                                                     X       X

Mortgage-Backed
  Securities,
  Asset-Backed
  Securities,
  Collateralized
  Mortgage
  Obligations, and
  Collateralized
  Debt Obligations

Adjustable Rate
  Securities

Below Investment
  Grade Securities

Brady Bonds

Euro Bonds

Zero Coupon
  Securities

Indexed
  Securities

Structured Notes

Firm Commitments
  and When-Issued
  Securities

Loans, Loan
  Participations,
  and Assignments

Reverse
  Repurchase
  Agreements and
  Dollar Roll
  Agreements

Commodities                X             X            X           X             X           X

Illiquid
  Securities                                                                                           X       X

Investments in
  Other Investment
  Companies                X             X            X           X             X           X          X       X

Investments in
  Other Investment
  Companies --
  Shares of Other
  GMO Trust Funds          X             X            X           X             X           X          X       X

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. The Asset Allocation Funds (as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus) are indirectly exposed to the investment practices of the Funds in which they invest (the "underlying Funds"), and are therefore subject to all risks associated with the practices of the underlying Funds.

PORTFOLIO TURNOVER

Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions, except for Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund and Tax-Managed International Equities Fund (collectively, the "Tax-Managed Funds"). See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, Funds that are "diversified" funds are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a "diversified" Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any single issuer.

As stated in the Prospectus, Funds that are "non-diversified" funds under the 1940 Act are not required to satisfy the requirements for "diversified" funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging markets issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

INVESTMENTS IN ASIA AND AFRICA. In addition to the risks of foreign investments and emerging markets investments described above, the GMO Funds that invest in Asia and Africa are subject to other risks. These Funds include all of the Trust's International Equity Funds, including Emerging Markets Fund and Emerging Countries Fund, and Fixed Income Funds that invest in non-U.S. investments, including Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund. The economies of Asian and African countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian and African countries are not diversified and are based on only a few commodities or industries, or, in the case of African countries, on a single commodity or industry. Economies of some African countries also may be affected by severe climate changes, particularly drought.

Investments in these countries also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investments in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., American Depositary Receipts, Global Depository Receipts, derivatives, etc.). Some African countries have investment and repatriation restrictions that reduce the liquidity of a Fund's investments in the securities of African issuers and could increase the volatility of those investments.

Asian and African countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

Investment in particular Asian or African countries is subject to unique investment risks, yet the political and economic prospects of one country or group of countries can affect other countries in these regions. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian or African country may spread to other Asian or African countries, respectively.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. The following GMO Funds may invest directly in the securities of Russian issuers: Alpha Only Fund, Core Plus Bond Fund, Currency Hedged International Bond Fund, Emerging Countries Fund, Emerging Country Debt Fund, Emerging Markets Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, International Intrinsic Value Fund, and Tax-Managed International Equities Fund. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries.

A Fund investing in the securities of a private Russian company is subject to unique investment risks because the evidence provided to the Fund of its investment, a "share extract," is not legally determinative of ownership of the securities. A Russian company's share registrar maintains the official record of ownership of the company's securities. Russian companies control their share registrars, and investors have few legal rights against registrars.

SECURITIES LENDING

Each of the Funds may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity
Fund). For these purposes, total assets include the proceeds of the loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

The Emerging Markets Fund and Emerging Countries Fund sometimes use non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivative instruments. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. (See "Description of Principal Risks -- Derivatives Risk" and " -- Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.

OPTIONS AND FUTURES

Many of the Funds use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect a Fund's performance.

OPTIONS. Funds that use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

A Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

WRITING OPTIONS. A Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by a Fund gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.

A Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price minus the premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

PURCHASING OPTIONS. For a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

CLOSING TRANSACTIONS. If the writer of an option wishes to terminate its obligation before the holder exercises the option, it may effect a closing purchase. In the case of exchange-traded options, a Fund effects a closing purchase by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund closes a call option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. The holder of an option may similarly liquidate its position by effecting a closing sale. In the case of exchange-traded options, a Fund effects a closing sale by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale at any particular time.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.

RISK FACTORS IN OPTIONS TRANSACTIONS. An American option is an option in which the holder can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and, with respect to a written call option, would not be able to sell the underlying security or index until the option expires unexercised or it delivers the underlying security or index upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.

FUTURES. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices, interest rates, and (to the extent a Fund is permitted to invest in commodities and commodity-linked derivative instruments) commodities or commodities indices.

Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Some Funds may purchase futures contracts on securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

COMMODITIES FUTURES. The Asset Allocation Funds (except U.S. Sector Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum, may purchase futures contracts on various commodities or commodities indices. See "Commodities - Commodities Futures" and "Commodities - Special Risk Factors in Commodity Futures Transactions" below.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

A Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options. The Asset Allocation Funds (except U.S. Sector Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum, may enter into swap contracts on one or more broad-based commodity indices.

SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS, COMMODITIES SWAP CONTRACTS, AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns calculated on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

If a Fund enters into an equity or commodity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures -- Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. Fixed Income Funds that invest a portion of their assets in emerging market debt or domestic corporate debt (in particular, Core Plus Bond Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund (through its investment in Emerging Country Debt Fund)) may use credit default swaps to limit their exposure to defaults by corporate and sovereign issuers on investments in their portfolios. Credit default swaps also may be used to create direct or synthetic short or long exposure to sovereign debt securities or foreign or domestic corporate debt securities in which they are not invested. The Funds, however, are not obligated to purchase credit default swaps.

In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. For example, a Fund may pay a premium in return for the right to put specified bonds or loans upon issuer default (or similar events) at their par (or other agreed-upon) value. The Funds also may use credit default swaps for investment purposes, in which case the Fund will receive the premium in return for its taking on the obligation to pay the par (or other agreed-upon) value upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have a long-term debt rating of A or higher by Standard & Poor's (or by Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") or if the counterparty has a comparable credit rating, as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's or Fitch. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. Those Funds also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES

Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." See also "Adjustable Rate Securities" below.

Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. A Fund that invests primarily in fixed income securities with floating interest rates and related interest rate derivatives may be less sensitive to interest rate changes. However, fixed income securities with floating interest rates may cause fluctuations in a Fund's net asset value if their interest rates do not rise as much as interest rates in general or their rates reset only periodically (particularly during a period of sudden and significant changes in prevailing rates). Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Funds' investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit. The Funds seek to minimize credit risk by investing in high quality money market securities. The Short-Duration Investment Fund invests a substantial portion of its assets in high quality money market instruments, but it is not subject to the quality, maturity, and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to poor performance by the REIT's manager, defaults by borrowers, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), by foreign governments, or by non-governmental issuers. Mortgage-backed securities include securities backed by pools of residential and commercial mortgages. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of those bonds and loans. The underlying pools of assets are securitized through the use of trusts and special purpose entities. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities. (See "Mortgage-Backed Securities" immediately above.)

Asset-backed securities also present certain risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. These may include securities backed by credit card receivables, many of which are unsecured. In addition, as noted above, a Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities' credit support.

In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in costs and delays that are in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association ("Ginnie Mae") and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as "tranches." Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the "Collateral"). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer's management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). A Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust backed by a pool of high risk, below investment-grade fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche, which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid, unless an active dealer market for a particular CDO allows it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer's creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund investing in Below Investment Grade Securities is more dependent on the Manager's own credit analysis than it is for investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix B -- "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: any collateralized repayments of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See "Debt and Other Fixed Income Securities" above.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities accrues interest income at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, security index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness. Recent issuers of indexed securities have included banks, corporations, and U.S. government agencies.

Indexed securities in which a Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.

Some Funds invest in inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation indexed bonds is fixed at issuance, but is paid on an increasing or decreasing principal value as a result of inflation rate adjustments. Repayment of an inflation indexed bond's original principal value upon maturity (as adjusted for inflation) is guaranteed in the case of some bonds (e.g., U.S. Treasury inflation indexed bonds), even during a period of deflation. The current market value of an inflation indexed bond is not guaranteed, however, and will fluctuate. Some Funds may invest in inflation indexed bonds that do not guarantee repayment of the bonds' original principal value upon maturity. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds fluctuates in response to changes in real interest rates, which in turn reflect the relationship between the stated interest rate of the bond (i.e., the "nominal interest rate") minus inflation. Therefore, if inflation rises at a faster rate than nominal interest rates, real interest rates are likely to decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates are likely to rise, leading to a decrease in value of inflation indexed bonds.

Although inflation indexed securities protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may generate taxable income in excess of the interest they pay to the Fund. As a result, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Some Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities this way (on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund funds payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund's policies regarding the quality of debt investments generally.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. Loans that are secured offer a Fund more protection than comparable unsecured loans in the event of non-payment of interest or principal. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower's obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt also involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

When investing in a loan participation, a Fund typically purchases a portion of a lender's or participant's interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund's rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Investments in loans through direct assignment of a lender's interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Some Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction on borrowings.

COMMODITIES

The Asset Allocation Funds (except for U.S. Sector Fund and Alpha Only Fund) may gain exposure to commodities by investing in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund may invest in commodities, which include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

The production and marketing of commodities may be affected by actions of and changes in governments and political and economic instability in commodity-producing and -exporting countries. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals can have an adverse effect on the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

GMO Alternative Asset Opportunity Fund achieves exposure to commodities primarily through derivative instruments whose values are based on the value of a commodity, commodity index, currency, or other readily measurable economic variables dependent upon changes in the value of commodities or the commodities markets ("commodity-linked derivative instruments"). The value of commodity-linked derivative instruments fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are linked. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

COMMODITY FUTURES. GMO Alternative Asset Opportunity Fund may invest in commodity futures contracts. A commodity futures contract is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. The Fund intends to close out commodity futures contracts before the settlement date without the making or taking of delivery. See "Options and Futures - Futures" and "Options and Futures - Risk Factors in Futures Transactions" above.

SPECIAL RISK FACTORS IN COMMODITY FUTURES TRANSACTIONS. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change proportionately.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Fund reinvests the proceeds from a maturing contract, it may invest in a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

U.S. Sector Fund, Alpha Only Fund, and some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the "underlying Funds"). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.

TAX-SENSITIVE STRATEGIES

The Manager seeks to control portfolio turnover of the Tax-Managed Funds to defer the realization and minimize the distribution of capital gains. In addition, when appropriate, the Manager sells securities to realize capital losses to offset realized capital gains, thus reducing net capital gain distributions. When making sales of specific securities, the Manager considers strategies, such as selling securities with the highest cost basis, to minimize capital gains. No assurance can be given that the Manager will be successful in employing any or all of these strategies.

In lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview outlines the principal ways the Funds use derivatives. It is intended to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. U.S. Equity, International Equity, and Fixed Income Funds (each as defined below in this section) and Alpha Only Fund use financial derivatives to implement investment decisions. The types of derivatives they employ, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter. The strategies they are used to implement vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings of each U.S. Equity and International Equity Fund and Alpha Only Fund, although derivative positions may represent a significant portion of their total assets. In the Fixed Income Funds, futures, options, forwards, swaps, and other derivatives are the primary means of implementing their investment strategies.

COUNTERPARTY CREDITWORTHINESS. The Manager monitors the creditworthiness of the counterparties of over-the-counter derivatives. Typically, a Fund will enter into derivatives only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's or, in the case of short-term derivatives, with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's (but do not have long-term debt ratings). (See Appendix B -- "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.)

In addition to checking agency ratings to assess creditworthiness, the Manager considers news reports and market activity, such as the price at which a counterparty's long-term debt trades. Furthermore, the Manager monitors the amount of credit extended to each counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the exposure each Fund has to a counterparty and may have collateral arrangements with a counterparty that further reduce its exposure.

                       USE OF DERIVATIVES BY EQUITY FUNDS

U.S. EQUITY FUNDS. Funds in this group include: U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Quality Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Sector Fund, U.S. Small/Mid Cap Growth Fund, U.S. Small/Mid Cap Value Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, and Tax-Managed Small/Mid Cap Fund.

Types of Derivatives Used by the U.S. Equity Funds

Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities
Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities
Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limits on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual sectors and stocks. Sometimes, derivatives are used prior to actual sales and purchases. For example, if a Fund holds a large proportion of stocks of companies in a particular industry and the Manager believes that stocks of companies in another industry will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Global Growth Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund, Foreign Fund, Foreign Small Companies Fund, and Tax-Managed International Equities Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

Options, futures contracts, and related options on securities indices
Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)
Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)
Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund and Foreign Small Companies Fund) Structured or indexed notes (only Emerging Markets Fund and Emerging Countries
 Fund)

Warrants and rights (including LEPOs, for Emerging Markets Fund and Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of a significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides a return in local currency, a Fund often will purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly. A Fund may also use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual countries and stocks. Sometimes, derivatives are used prior to actual sales and purchases.

For example, if a Fund holds a large proportion of stocks in a particular market and the Manager believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts (excluding Foreign Fund and Foreign Small Companies
Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge its currency risk (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or using currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund typically hedges back into the U.S. dollar less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities. The Currency Hedged International Equity Fund hedges back into the U.S. dollar at least 70% of its foreign currency exposure and may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' investments). Thus, it sometimes has a net short position in certain foreign currencies.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.

A Fund may not use derivatives to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also may not have net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). However, a Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

ALPHA ONLY FUND

Alpha Only Fund uses the same types of derivatives as the International Equity Funds in seeking its objective of total return consistent with minimal exposure to general equity market risk.

Hedged Equity Strategy

The Fund's assets consist principally of equity securities, which are owned either directly or indirectly through investment in equity Funds of the Trust ("underlying Funds"). However, as a result of the Fund's hedging techniques, the Fund seeks a return similar to that received by an investment in fixed income securities.

The Fund pursues its investment objective by investing substantially all of its assets in a combination of: (i) equity securities; (ii) shares of U.S. Equity Funds and International Equity Funds (including Emerging Markets Fund and Emerging Countries Fund, which primarily make investments in emerging markets);
(iii) derivative instruments intended to hedge the value of the Fund's equity investments against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the value of the currencies represented in the indices used to hedge general equity market risk; and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure.

To the extent that the Fund's hedging positions are effective, the performance of the Fund will not correlate with the movements of equity markets generally. Instead, it will perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Fund's outperformance or underperformance relative to their benchmarks.

Foreign Currency Derivative Transactions Used by the Alpha Only Fund

Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Alpha Only Fund

Hedging

Traditional Hedging: The Fund may purchase derivatives, generally short forward or futures contracts, to hedge its foreign currency risk back into the U.S. dollar. The Fund is not required to hedge any of its currency risk.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.

The Fund may not use derivatives to expose on a net basis more than 100% of its net assets to equity securities or markets. The Fund also may not have net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows).

However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS

Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, Emerging Country Debt Fund, and Inflation Indexed Bond Fund.

Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

Futures contracts and related options on bonds as well as baskets or indices of securities

Options on bonds and other securities

Swap contracts, including interest rate swaps, total return swaps, credit default swaps, and contracts for differences

Structured notes (excluding Short-Duration Investment Fund and Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options, and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. The Manager seeks to manage the exposure of each Fund by controlling the projected tracking error relative to the Fund's benchmark.

A Fund may use derivative instruments (particularly long futures contracts, related options, and long swap contracts) instead of investing directly in securities. Because a foreign derivative generally only provides a return in local currency, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to achieve the effect of investing directly.

International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each take active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark. Often, they achieve these positions using long and short derivative positions and combinations of positions to create synthetic securities.

Risk Management

A Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to individual countries and issuers. Sometimes, a Fund uses derivatives prices to actual sales and purchases.

Other Uses

A Fund generally uses total return swaps to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the derivative exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Credit default swaps are used to protect Funds (primarily Emerging Country Debt Fund, other Fixed Income Funds that invest a portion of their assets in emerging market debt, and Core Plus Bond Fund) against default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds also may use credit default swaps for investment purposes, in which case the Fund will receive the premium but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

Often the debt instruments in which the Funds invest are not available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies

Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into U.S. dollars the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.

                                 TRACKING ERROR

The Manager considers a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) With respect to all Funds, except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Balanced Allocation Fund, and World Opportunities Equity Allocation Fund, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the U.S. Quality Equity Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Balanced Allocation Fund, and World Opportunities Equity Allocation Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each

Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) Concentrate more than 25% of the value of its total assets in any one industry, except that the Real Estate Fund will invest more than 25% of its assets in real estate-related securities.

(8) With respect to all Funds except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund, Strategic Balanced Allocation Fund, World Opportunities Equity Allocation Fund, and U.S. Sector Fund, purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.

With respect to Developed World Stock Fund, purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

With respect to Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund, Strategic Balanced Allocation Fund, World Opportunities Equity Allocation Fund, and GMO U.S. Sector Fund, purchase commodities or commodities contracts, except that such Funds may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and option contracts).

(9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(10) With respect to the Tobacco-Free Core Fund only, invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(11) With respect to each of the U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S. +) Equity Allocation Fund, and Benchmark-Free Allocation Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) With respect to all Funds, except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Balanced Allocation Fund, and World Opportunities Equity Allocation Fund, pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each, a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.

(7) With respect to the Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the "UCITS Regulations"), hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund's net assets.

Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

1) Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

2) Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in "small companies."

3) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

4) Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

5) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and (ii) debt investments.

6) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions and Taxes." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).

Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). Each Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that a Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including investments in mortgage-backed and other asset-backed securities, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

A Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.

A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

A Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

This section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             PERFORMANCE OBJECTIVES

For the Funds listed below, the Manager has publicly stated that it seeks to achieve the stated performance objectives indicated in the table; there can be no assurances that the Manager will achieve these (or any other) objectives.

                    FUND                                     PERFORMANCE OBJECTIVE
U.S.Core Equity Fund                         The Fund seeks to outperform its benchmark by 2% per
                                             year, net of fees, over a complete market cycle.

Tobacco-Free Core Fund                       The Fund seeks to outperform its benchmark by 2% per
                                             year, net of fees, over a complete market cycle.

U.S. Quality Equity Fund                     The Fund seeks to outperform its benchmark by 3% per
                                             year, net of fees, over a complete market cycle.

U.S. Intrinsic Value Fund                    The Fund seeks to outperform its benchmark by 2% per
                                             year, net of fees, over a complete market cycle.

U.S. Growth Fund                             The Fund seeks to outperform its benchmark by 2% per
                                             year, net of fees, over a complete market cycle.

U.S. Small/Mid Cap Value Fund                The Fund seeks to outperform its benchmark by 2% per
                                             year, net of fees, over a complete market cycle.

U.S. Small/Mid Cap Growth Fund               The Fund seeks to outperform its benchmark by 2% per
                                             year, net of fees, over a complete market cycle.

Real Estate Fund                             The Fund seeks to outperform its benchmark by 1.5% per
                                             year, net of fees, over a complete market cycle.

Tax-Managed U.S. Equities Fund               The Fund seeks to outperform its benchmark, on an
                                             after-tax basis, by 2% per year, net of fees, over a
                                             complete market cycle.

Tax-Managed Small/Mid Cap Fund               The Fund seeks to outperform its benchmark, on an
                                             after-tax basis, by 2% per year, net of fees, over a
                                             complete market cycle.

International Core Equity Fund               The Fund seeks to outperform its benchmark by 2-3% per
                                             year, net of fees, over a complete market cycle.

International Intrinsic Value Fund           The Fund seeks to outperform its benchmark by 3% per
                                             year, net of fees, over a complete market cycle.

International Growth Equity Fund             The Fund seeks to outperform its benchmark by 3% per
                                             year, net of fees, over a complete market cycle.

Global Growth Fund                           The Fund seeks to outperform its benchmark by 3% per
                                             year, net of fees, over a complete market cycle.

Currency Hedged International Equity Fund    The Fund seeks to outperform its benchmark by 2-3% per
                                             year, net of fees, over a complete market cycle.

Foreign Fund                                 The Fund seeks to outperform its benchmark by 3% per
                                             year, net of fees, over a complete market cycle.

Foreign Small Companies Fund                 The Fund seeks to outperform its benchmark by 4% per
                                             year, net of fees, over a complete market cycle.

International Small Companies Fund           The Fund seeks to outperform its benchmark by 3-4% per
                                             year, net of fees, over a complete market cycle.

Emerging Markets Fund                        The Fund seeks to outperform its benchmark by 4% per
                                             year, net of fees, over a complete market cycle.

Emerging Countries Fund                      The Fund seeks to outperform its benchmark by 3% per
                                             year, net of fees, over a complete market cycle.

Tax-Managed International Equities Fund      The Fund seeks to outperform its benchmark, on an
                                             after-tax basis, by 2-3% per year, net of fees, over a
                                             complete market cycle.

International Equity Allocation Fund         The Fund seeks to outperform its benchmark by 3-4% per
                                             year, net of fees, over a complete market cycle.

Global Balanced Asset Allocation Fund        The Fund seeks to outperform its benchmark by 2-3% per
                                             year, net of fees, over a complete market cycle.

Global (U.S.+) Equity Allocation Fund        The Fund seeks to outperform its benchmark by 2.5-3.5%
                                             per year, net of fees, over a complete market cycle.

U.S. Sector Fund                             The Fund seeks to outperform its benchmark by 2-3% per
                                             year, net of fees, over a complete market cycle.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                                      NUMBER
                                                                                        OF
                                                                                    PORTFOLIOS
                                                                                        IN
 NAME, DATE OF BIRTH,                                          PRINCIPAL                FUND
AND POSITION(s) HELD              LENGTH OF                 OCCUPATION(s)            COMPLEX               OTHER
   WITH THE TRUST                TIME SERVED             DURING PAST 5 YEARS         OVERSEEN        DIRECTORSHIPS HELD
----------------------  -------------------------------  -------------------------  ----------  ----------------------------
Donald W. Glazer, Esq.  Chairman of the Board of         Consultant -- Business         54      None
Chairman of the Board   Trustees since March 2005; Lead  and Law(1); Vice Chair
of Trustees             Independent Trustee (September   (since 2002) and
DOB:  07/26/1944        2004-March 2005); Trustee        Secretary, Provant, Inc.;
                        since December 2000              Author of Legal
                                                         Treatises.

Jay O. Light            Since May 1996                   Acting Dean (since             54      Director of Harvard
Trustee                                                  2005), Senior Associate                Management Company,
DOB:  10/03/1941                                         Dean (1998-2005), and                  Inc. and Verde, Inc.;
                                                         Professor of Business                  Director of Partners
                                                         Administration, Harvard                HealthCare System, Inc.
                                                         Business School.                       and Chair of its
                                                                                                Investment Committee.

W. Nicholas Thorndike   Since March 2005                 Director or trustee of         54      Director of Courier
Trustee                                                  various corporations                   Corporation (a book
DOB:  03/28/1933                                         and charitable                         publisher and manufacturer);
                                                         organizations, including               Member of the Investment
                                                         Courier Corporation (a                 Committee
                                                         book publisher and                     of Partners HealthCare
                                                         manufacturer) (July                    System, Inc.
                                                         1989-present); Putnam
                                                         Funds (December
                                                         1992- June 2004);
                                                         and Providence Journal
                                                         (a newspaper publisher)
                                                         (December 1986-
                                                         December 2003).

----------
(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2003 and December 31, 2004, these entities paid $469,752 and $373,499, respectively, in legal fees and disbursements to Goodwin.

OFFICERS

                         POSITION(s) HELD WITH THE          LENGTH                PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH             TRUST                 OF TIME SERVED             DURING PAST 5 YEARS
----------------------   -------------------------   ---------------------   ---------------------------------
Scott Eston              President and Chief         President and Chief     Chief Financial Officer, Chief
DOB:  01/20/1956         Executive Officer           Executive Officer       Operating Officer (2000-present)
                                                     since October 2002;     and Member, Grantham, Mayo,
                                                     Vice President,         Van Otterloo & Co. LLC.
                                                     August 1998 -
                                                     October 2002.

Susan Randall Harbert    Chief Financial             Chief Financial         Member, Grantham, Mayo, Van
DOB:  04/25/1957         Officer and                 Officer since           Otterloo & Co. LLC.
                         Treasurer                   February 2000;
                                                     Treasurer since
                                                     February 1998.

Brent C. Arvidson        Assistant Treasurer         Since August 1998.      Senior Fund Administrator,
DOB:  06/26/1969                                                             Grantham, Mayo, Van Otterloo &
Co. LLC.

Sheppard N. Burnett      Assistant Treasurer         Since September 2004.   Fund Administration Staff,
DOB: 10/24/1968                                                              Grantham, Mayo, Van Otterloo &
                                                                             Co. LLC (June 2004-present);
                                                                             Vice President, Director
                                                                             of Tax, Columbia Management
                                                                             Group (2002-2004) and Senior Tax
                                                                             Manager (2000-2002) and Tax
                                                                             Manager (1999-2000),
                                                                             PricewaterhouseCoopers LLP.

Michael E. Gillespie     Chief Compliance            Since March 2005.       Vice President of Compliance
DOB:  02/18/1958         Officer                                             (June 2004-February 2005) and
                                                                             Director of Domestic Compliance
                                                                             (March 2002-June 2004), Fidelity
                                                                             Investments; Vice President and
                                                                             Senior Counsel, State Street Bank
                                                                             and Trust Company (May 1998-
                                                                             March 2002).

David L. Bohan           Vice President and          Since March 2005.       Legal Counsel, Grantham, Mayo,
DOB:  06/21/1964         Clerk                                               Van Otterloo & Co. LLC
                                                                             (September 2003-present); Attorney,
                                                                             Goodwin Procter LLP (September
                                                                             1996-September 2003).

Scott D. Hogan           Vice President and          Since June 2005;        Legal Counsel, Grantham, Mayo,
DOB:  01/06/1970         Secretary                   Acting Chief            Van Otterloo & Co. LLC (since
                                                     Compliance Officer,     2000) and Senior Legal Product
                                                     October 2004 -          Specialist, Scudder Kemper
                                                     February 2005.          Investments, Inc. (1999-2000).

Julie L. Perniola        Vice President              Vice President,         Anti-Money Laundering
DOB:  10/07/1970                                     February, 2003-         Reporting Officer (February 2003-
                                                     present; Anti-          December 2004) and Chief
                                                     Money Laundering        Compliance Officer (April 1995-
                                                     Compliance Officer,     present), Grantham, Mayo, Van
                                                     February 2003-          Otterloo & Co. LLC.
                                                     December 2004.

Cheryl Wakeham           Vice President and          Since December          Manager, Client Service
DOB: 10/29/1958          Anti-Money                  2004.                   Administration, Grantham, Mayo,
                         Laundering Officer                                  Van Otterloo & Co. LLC
                                                                             (February 1999-present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2005, the Independent Trustees/Audit Committee held nine meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2005, the Pricing Committee held seven meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee" and the Board formed a third standing committee, the "Governance Committee." The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds' securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Approval of renewal of investment management agreements. In determining to approve the renewal of the investment management agreements of the Funds for an additional twelve month period commencing June 30, 2005, the Trustees, each of whom is not an "interested person" of the Trust, considered information that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment management agreement for each Fund was considered separately; however, the Trustees noted the common interests of the Funds. The Trustees considered information relevant to the renewal of the agreements at meetings throughout the year. In addition, the Trustees met May 19, 2005 with their independent legal counsel and the Funds' independent chief compliance officer to discuss extensive materials provided by the Manager to the Trustees for purposes of considering the renewal of the management agreements. At the conclusion of the meeting, the Trustees instructed their counsel to request additional information from the Manager, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Trustees on June 2, 2005. Matters considered by the Trustees included the following:

The Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel providing services under the investment management agreements. The Trustees also received information concerning the investment philosophy and investment process applied by the Manager in managing the Funds, and evaluated the level of skill required to manage the Funds. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage.

The Trustees considered the quality of the services provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading and business conduct of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the Manager's and the Funds' proxy voting policies and procedures, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the scope of the services provided by the Manager to the Funds under the investment management agreements and shareholder service agreements. The Trustees noted that the standard of care set forth in the investment management agreements was comparable to that found in most mutual fund investment management agreements. The Trustees noted that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services. The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the agreements, that the nature, extent, and quality of services provided supported the renewal of the agreements.

The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s), relative to the performance of other accounts with similar objectives managed by the Manager, and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable, information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees noted the generally positive long-term performance of the Funds and discussed in detail those Funds where that did not appear to be the case. In certain instances the Trustees requested additional performance information from the Manager. The Trustees reviewed the additional performance information and had further discussions with the Manager. In the case of the Real Estate Fund, the Trustees considered the Manager's explanation as to the Fund's performance and the Manager's efforts to improve the Fund's performance in future periods. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager. With respect to each Fund, the Trustees concluded that the Fund's performance and, in the case of the Real Estate Fund, the Manager's explanation and efforts for improvement, supported the renewal of the agreement relating to that Fund.

The Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, and noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds, and reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also reviewed the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as the receipt of shareholder servicing fees pursuant to the Trust's servicing agreements, and reputational value derived from serving as investment manager to the Funds. The Trustees regarded the ability of the Funds to establish a public record of their performance also to be a fallout benefit to the Manager because of the opportunity that record creates for the Manager to increase assets under management by, for example, attracting new clients, expanding existing client relationships and becoming a subadviser under arrangements in which the Funds would be advised and distributed by an organization with strong retail sales capabilities. The Trustees also considered possible economies of scale to the Manager, and concluded that the fees payable under the agreements appropriately reflected economies of scale associated with managing the Funds. After reviewing these and related factors, including the

Manager's profitability, the Trustees concluded, within the context of their overall conclusions regarding each of the agreements, that the advisory fees charged to the Funds were reasonable.

At the meeting of the Trustees on June 2, 2005, the Manager presented additional information regarding certain of the Funds and discussed with the Trustees issues identified by the Trustees. The Trustees, each of whom is not an "interested person" of the Trust, stated that, based on their evaluation of all factors that they deemed to be material, including those factors described above, they had concluded that each Fund's investment management agreement should be renewed for an additional twelve month period commencing June 30, 2005.

Approval of initial investment management agreement for Developed World Stock Fund ("DWSF"). In determining to approve the initial investment management agreement for DWSF, the Trustees, each of whom is not an "interested person" of the Trust, considered information that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered information relevant to the approval of DWSF's investment management agreement at meetings throughout the year. In addition, the Trustees met on May 9, 2005 to discuss the materials provided by the Manager for purposes of (a) considering the Manager's proposal to establish DWSF as a new series of the Trust and the proposed new investment management agreement between the Trust, on behalf of DWSF, and the Manager and (b) meeting with members of the Manager's International Quantitative division who would be responsible for the management of DWSF. Matters considered by the Trustees included the following:

The Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel who would provide services under the investment management agreement. The Trustees also received information concerning the investment philosophy and investment process to be applied by the Manager in managing DWSF, and evaluated the level of skill required to manage DWSF. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees also took into account the time and attention to be devoted by senior management to DWSF. The Trustees considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage.

The Trustees considered the quality of the services to be provided by the Manager to DWSF. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of other Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to DWSF with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading and business conduct of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the Manager's and DWSF's proxy voting policies and procedures, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the scope of the services to be provided by the Manager to DWSF under the investment management agreement and shareholder service agreement. The Trustees noted that the standard of care set forth in the investment management agreement was comparable to that found in most mutual fund investment management agreements. The Trustees noted that the scope of the Manager's services to DWSF would be consistent with DWSF's operational requirements, including, in addition to seeking to achieve DWSF's investment objectives, compliance with DWSF's investment restrictions, tax and reporting requirements, and related shareholder services. The Trustees considered the Manager's management of non-advisory services to be provided by persons other than the Manager, considering, among other things, DWSF's estimated total expenses and the reputation of DWSF's other service providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the nature, extent, and quality of services to be provided supported the approval of the agreement.

Since DWSF had not yet commenced operations, the Trustees were unable to consider its performance.

The Trustees gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, and noted that the advisory fee and projected expense ratio of DWSF compared very favorably to those of comparable funds included in the report. In evaluating DWSF's advisory fees, the Trustees also took into account the sophistication of the investment techniques to be used to manage DWSF, and reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. Since DWSF had not yet commenced operations, the Trustees were unable to review the Manager's profitability with respect to DWSF, although they did take into account not only the actual dollar amount of fees to be paid by DWSF directly to the Manager, but also so-called "fallout benefits" to the Manager such as the receipt of shareholder servicing fees pursuant to the Trust's servicing agreements, and reputational value to be derived from serving as investment manager to DWSF. The Trustees regarded the ability of the Funds of the Trust to establish a public record of their performance also to be a fallout benefit to the Manager because of the opportunity that record creates for the Manager to increase assets under management by, for example, attracting new clients, expanding existing client relationships, and becoming a subadviser under arrangements in which the Funds would be advised and distributed by an organization with strong retail sales capabilities. The Trustees also considered possible economies of scale to the Manager, and concluded that the fees payable under the agreement appropriately reflected economies of scale associated with managing DWSF. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the advisory fee to be charged to DWSF was reasonable.

At the conclusion of the meeting of the Trustees on May 9, 2005, the Trustees, each of whom is not an "interested person" of the Trust, stated that, based on their evaluation of all factors that they deemed to be material, including those factors described above, they had concluded that DWSF's initial investment management agreement should be approved.

Approval of initial investment management agreements for Strategic Balanced Allocation Fund and World Opportunities Equity Allocation Fund. In addition, in determining to approve the investment management agreements of Strategic Balanced Allocation Fund ("SBAF") and World Opportunities Equity Allocation Fund ("WOEAF"), the Trustees considered a number of factors relevant to the interests of the shareholders of SBAF and WOEAF, considered separately from the other GMO Trust funds, but giving due consideration to the common interests between those Funds and the other GMO Trust funds. To this end, the Trustees considered information they obtained from meetings over the course of the past year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel who would be providing services under the contracts. See "Management of the Trust" in the Prospectuses and "Management of the Trust - Officers" above. The Trustees concluded that the Manager's advisory personnel are of sufficient quality and quantity to provide service to SBAF and WOEAF and meet any reasonably foreseeable obligations under the contracts.

Since SBAF and WOEAF had not yet commenced operations, the Trustees were unable to consider their performance. The Trustees did consider the business reputation of the Manager, its investment performance record, and its financial resources and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the contracts.

The Trustees received information concerning the investment philosophies and investment processes to be applied by the Manager in managing SBAF and WOEAF. See the descriptions of these Funds under "Summaries of Investment Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including proprietary quantitative investment models. The Trustees concluded that the Manager's investment process, research capabilities, and philosophies were well suited to SBAF and WOEAF, given those Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided by the Manager to SBAF and WOEAF under the investment advisory contracts. The Trustees noted that the standards of care set forth in the contracts were comparable to those found in most mutual fund investment advisory contracts. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to SBAF and WOEAF was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services (by comparison to other funds) to be provided by the Manager to SBAF and WOEAF. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with investment policies. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to SBAF and WOEAF with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients (see "Portfolio Transactions" below), the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions. The Trustees concluded that the Manager's record and current ability as it relates to these matters indicate the Manager's ability to appropriately manage SBAF and WOEAF and adequately fulfill its fiduciary and ethical responsibilities to them.

The Trustees considered the Manager's management of non-advisory services to be provided by persons other than the Manager, considering, among other things, SBAF's and WOEAF's estimated total expenses and the reputation of the Funds' other service providers. See "Summaries of Investment Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectuses. The Trustees concluded that these non-advisory services could be appropriately managed for SBAF and WOEAF by the Manager.

The Trustees also considered the competence of the personnel responsible for managing the SBAF and WOEAF, the support those personnel will receive from the Manager, the investment techniques to be used to manage the Funds, and the overall competence of the Manager, and concluded that the level of service the Manager could provide is high and that the Manager could adequately fulfill its contractual requirements.

The Trustees also considered the fact that there would be no management fee payable under the contracts. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, which showed that SBAF's and WOEAF's management fees and estimated actual expenses would be as low as or lower than those of the other funds. The Trustees also considered the costs associated with managing the SBAF and WOEAF and possible economies of scale to the Manager including how such economies of scale may change as the Funds grow. For these purposes, the Trustees took into account the so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds. Considering these factors, including that there would be no management fee, the Trustees concluded that the level of compensation for the Manager's services to the Funds would be fair.

In addition, the Trustees, including the Independent Trustees, met on January 20, 2005 (a) to discuss the materials provided by the Manager for purposes of considering the Manager's proposal to establish SBAF and WOEAF as two new series of the Trust and the proposed new management contracts between the Trust, on behalf of the Funds, and the Manager and (b) to meet with members of the Manager's U.S. Quantitative division who would be responsible for the management of SBAF and WOEAF. The Trustees', each of whom is not an "interested person" of the Trust, decided to approve the management contracts for the Funds based on a number of factors, including the following: First, the Trustees noted that SBAF and WOEAF would not be charged advisory fees and that the Manager had agreed to reimburse certain of the Funds' direct expenses. Second, based on their meeting with the members of the Manager's U.S. Quantitative division, the time and attention to be devoted by senior management to SBAF and WOEAF, their evaluation of the level of skill required to manage the Funds, and their consideration, as applicable, of information provided in connection with the annual contract renewals of the existing funds of GMO Trust in May and June 2004, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to the Funds would be very high and appropriate to fulfill effectively the Manager's duties under the contracts.

Based on the foregoing and the fact that SBAF and WOEAF would not be charged an advisory fee, the Trustees concluded that the scope and quality of the Manager's services would be sufficient, in light of the particular portfolio management techniques, resources brought to bear by the Manager, the competence of the Manager, the Manager's personnel and systems, and the financial resources of the Manager and determined to approve the management contracts for the Funds.

Approval of initial investment management agreements for U.S. Core Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund (each, a "New Equity Fund" and, collectively, the "New Equity Funds"). In determining to approve the initial investment management agreements of the New Equity Funds, the Trustees, each of whom is not an "interested person" of the Trust, considered information that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment management agreement for each New Equity Fund was considered separately; however, the Trustees noted the common interests of the New Equity Funds. The Trustees considered information relevant to the approval of the New Equity Funds' investment management agreements at meetings throughout the year. In addition, the Trustees met on June 28, 2005 to discuss the materials provided by the Manager for purposes of (a) considering the Manager's proposal to establish the New Equity Funds as new series of the Trust and the proposed new investment management agreements between the Trust, on behalf of the New Equity Funds, and the Manager and (b) meeting with members of the Manager's divisions who would be responsible for the management of the New Equity Funds. Matters considered by the Trustees included the following:

The Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel who would provide services under the investment management agreements. The Trustees also received information concerning the investment philosophies and investment processes to be applied by the Manager in managing the New Equity Funds, and evaluated the level of skill required to manage the New Equity Funds. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees also took into account the time and attention to be devoted by senior management to the New Equity Funds. The Trustees considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage.

The Trustees considered the quality of the services to be provided by the Manager to the New Equity Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of other Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the New Equity Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading and business conduct of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the Manager's and the New Equity Funds' proxy voting policies and procedures, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the scope of the services to be provided by the Manager to the New Equity Funds under the investment management agreements and shareholder service agreements. The Trustees noted that the standard of care set forth in the investment management agreements was comparable to that found in most mutual fund investment management agreements. The Trustees noted that the scope of the Manager's services to the New Equity Funds would be consistent with the New Equity Funds' operational requirements, including, in addition to seeking to achieve the New Equity Funds' investment objectives, compliance with the New Equity Funds' investment restrictions, tax and reporting requirements, and related shareholder services. The Trustees considered the Manager's management of non-advisory services to be provided by persons other than the Manager, considering, among other things, the New Equity Funds' estimated total expenses and the reputation of the New Equity Funds' other service providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreements, that the nature, extent, and quality of services to be provided supported the approval of the agreements.

Since the New Equity Funds had not yet commenced operations, the Trustees were unable to consider their performance. However, the Trustees considered the performance of existing Funds of the Trust with comparable investment objectives.

The Trustees gave substantial consideration to the fees payable under the agreements. The Trustees considered that each New Equity Fund's advisory fee and projected expense ratio were lower than the advisory fee and expense ratio of substantially similar existing Funds of the Trust. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, and noted that the advisory fees and expense ratios of the New Equity Funds compared very favorably to those of most other comparable funds included in the Lipper data. In evaluating the New Equity Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques to be used to manage the New Equity Funds, and reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. Since the New Equity Funds had not yet commenced operations, the Trustees were unable to review the Manager's profitability with respect to the New Equity Funds, although they did take into account not only the actual dollar amount of fees to be paid by the New Equity Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as the receipt of shareholder servicing fees pursuant to the Trust's servicing agreements, and reputational value to be derived from serving as investment manager to the New Equity Funds. The Trustees regarded the ability of the Funds of the Trust to establish a public record of their performance also to be a fallout benefit to the Manager because of the opportunity that record creates for the Manager to increase assets under management by, for example, attracting new clients, expanding existing client relationships, and becoming a subadviser under arrangements in which the Funds would be advised and distributed by an organization with strong retail sales capabilities. The Trustees also considered possible economies of scale to the Manager, and concluded that the fees payable under the agreement appropriately reflected economies of scale associated with managing the New Equity Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the advisory fees to be charged to the New Equity Funds were reasonable.

At the conclusion of the meeting of the Trustees on June 28, 2005, the Trustees, each of whom is not an "interested person" of the Trust, stated that, based on their evaluation of all factors that they deemed to be material, including those factors described above, they had concluded that the New Equity Funds' initial investment management agreements should be approved.

Trustee Fund Ownership

The following table sets forth ranges of the Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2004.

                                                                        AGGREGATE DOLLAR RANGE OF SHARES
                                                                              DIRECTLY OWNED IN ALL
                                              DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                         SHARES DIRECTLY OWNED IN       OR NOT OFFERED IN THE PROSPECTUS)
NAME/FUNDS OFFERED IN THE PROSPECTUS  FUNDS OFFERED IN THE PROSPECTUS          OVERSEEN BY TRUSTEE
------------------------------------  -------------------------------  ----------------------------------
JAY O. LIGHT                                        None                              None

DONALD W. GLAZER
Alpha Only Fund                                Over $100,000
Emerging Country Debt Fund                     Over $100,000
Emerging Markets Fund                          Over $100,000                      Over $100,000
Foreign Small Companies Fund                   Over $100,000
Inflation Indexed Bond Fund                    Over $100,000
International Small Companies Fund             Over $100,000

W. NICHOLAS THORNDIKE*                              None                                None

* Mr. Thorndike was not elected as Trustee until March, 2005.

The following table sets forth ranges of the Trustees' indirect beneficial share ownership in Funds of the Trust, as of December 31, 2004, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                          AGGREGATE DOLLAR RANGE OF SHARES
                                                                              INDIRECTLY OWNED IN ALL
                                               DOLLAR RANGE OF              FUNDS OF THE TRUST (WHETHER
                                         SHARES INDIRECTLY OWNED IN      OR NOT OFFERED IN THE PROSPECTUS)
NAME/FUNDS OFFERED IN THE PROSPECTUS   FUNDS OFFERED IN THE PROSPECTUS          OVERSEEN BY TRUSTEE
------------------------------------   -------------------------------   ---------------------------------
DONALD W. GLAZER
Emerging Markets Fund                           $10,001-$50,000
International Intrinsic Value Fund             $50,001-$100,000
Real Estate Fund                                  $1-$10,000                        Over $100,000
International Small Companies Fund              $10,001-$50,000
U.S. Quality Equity Fund                       $50,001-$100,000

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2004 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                     NAME OF
  NAME OF NON-    OWNER(S) AND
   INTERESTED     RELATIONSHIP                             TITLE OF    VALUE OF
    TRUSTEE       TO TRUSTEE            COMPANY             CLASS      SECURITIES  % OF CLASS
----------------  ------------   ---------------------   -----------   ----------  ----------
Jay O. Light          N/A        None                    N/A              N/A         N/A

Donald W. Glazer      Self       GMO Tax-Managed         Limited        $420,726     4.20%(2)
                                 Absolute Return         partnership
                                 Fund, a private         interest-
                                 investment company      Class C
                                 managed by the
                                 Manager.(1)

                                 GMO Multi-Strategy      Limited        $418,351     0.38%(2)
                                 Fund (Onshore), a       partnership
                                 private investment      interest-
                                 company managed by      Class A
                                 the Manager.(1)

                                 GMO Brazil              Limited        $      0        1.95%
                                 Sustainable Forest      partnership
                                 Fund, LP, a private     interest
                                 investment company
                                 managed by Renewable
                                 Resources LLC(3), an
                                 affiliate of the
                                 Manager.

                     NAME OF
  NAME OF NON-    OWNER(S) AND
   INTERESTED     RELATIONSHIP                             TITLE OF    VALUE OF
    TRUSTEE       TO TRUSTEE            COMPANY             CLASS      SECURITIES  % OF CLASS
----------------  ------------   ---------------------   -----------   ----------  ----------
                                 GMO Brazil              Limited          $0         2.02%
                                 Sustainable Forest      partnership
                                 Fund 2, LP, a private   interest
                                 investment company
                                 managed by Renewable
                                 Resources LLC(3), an
                                 affiliate of the
                                 Manager.

W. Nicholas           N/A        None                    N/A             N/A          N/A
Thorndike(4)

----------
(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.

(3) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

(4)   Mr. Thorndike was not elected as Trustee until March, 2005.

REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of the Trust's standing committees and Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 28, 2005:

                                                                       NAME OF PERSON, POSITION
                                                       -------------------------------------------------------
                                                       Jay O. Light,  Donald W. Glazer,       W. Nicholas
                                                          Trustee       Esq., Trustee    Thorndike(1), Trustee
                                                       -------------  -----------------  ---------------------
COMPENSATION FROM EACH FUND
OFFERED IN THE PROSPECTUS:
        U.S. Core Equity Fund(2)                       N/A               N/A                      N/A
        Tobacco-Free Core Fund                          $      1,668      $     1,775             $ 0
        U.S. Quality Equity Fund                        $      2,763      $     2,918             $ 0
        U.S. Value Fund(2)                             N/A               N/A                      N/A
        U.S. Intrinsic Value Fund(2)                   N/A               N/A                      N/A
        U.S. Growth Fund(2)                            N/A               N/A                      N/A

                                                                         NAME OF PERSON, POSITION
                                                                         ------------------------
                                                      Jay O. Light,      Donald W. Glazer,        W. Nicholas
                                                        Trustee            Esq., Trustee       Thorndike(1), Trustee
                                                      -------------      -----------------     ---------------------
COMPENSATION FROM EACH FUND OFFERED IN THE
                               PROSPECTUS:

        U.S. Small/Mid Cap Value Fund(2)                    N/A                 N/A                     N/A
        U.S. Small/Mid Cap Growth Fund(2)                   N/A                 N/A                     N/A
        Real Estate Fund                               $       1,048        $      1,100                $ 0
        Tax-Managed U.S. Equities Fund                 $         359        $        378                $ 0
        Tax-Managed Small/Mid Cap Fund                 $          98        $        104                $ 0
        International Core Equity Fund(2)                   N/A                 N/A                     N/A
        International Intrinsic Value Fund             $      11,228        $     11,907                $ 0
        International Growth Equity Fund(2)                 N/A                 N/A                     N/A
        Global Growth Fund                             $         110        $        116                $ 0
        Developed World Stock Fund(2)                       N/A                 N/A                     N/A
        Currency Hedged International Equity Fund      $       1,081        $      1,151                $ 0
        Foreign Fund                                   $      18,417        $     19,505                $ 0
        Foreign Small Companies Fund                   $       3,384        $      3,589                $ 0
        International Small Companies Fund             $       5,806        $      6,101                $ 0
        Emerging Markets Fund                          $      30,119        $     33,241                $ 0
        Emerging Countries Fund                        $       1,077        $      1,146                $ 0
        Tax-Managed International Equities Fund        $       1,515        $      1,604                $ 0
        Domestic Bond Fund                             $       2,201        $      2,329                $ 0
        Core Plus Bond Fund                            $       3,315        $      3,510                $ 0
        International Bond Fund                        $       1,286        $      1,366                $ 0
        Currency Hedged International Bond Fund        $       2,966        $      3,101                $ 0
        Global Bond Fund                               $         575        $        610                $ 0
        Emerging Country Debt Fund                     $      10,946        $     10,009                $ 0
        Emerging Country Debt Share Fund               $         433        $        459                $ 0
        Short-Duration Investment Fund                 $         657        $        665                $ 0
        Inflation Indexed Bond Fund                    $       2,323        $      2,455                $ 0
        Benchmark-Free Allocation Fund                 $       2,816        $      2,970                $ 0
        International Equity Allocation Fund           $       1,595        $      1,688                $ 0
        Global Balanced Allocation Fund                $       2,640        $      2,802                $ 0
        Global (U.S.+) Equity Allocation Fund          $       1,961        $      2,023                $ 0
        Strategic Balanced Allocation Fund(2)               N/A                 N/A                     N/A
        World Opportunities Equity Allocation Fund(2)       N/A                 N/A                     N/A

                                                           NAME OF PERSON, POSITION
                                                           ------------------------
                                            Jay O. Light,      Donald W. Glazer,        W. Nicholas
                                              Trustee            Esq., Trustee       Thorndike(1), Trustee
                                            -------------      -----------------     ---------------------
COMPENSATION FROM EACH FUND OFFERED IN THE
                               PROSPECTUS:

                          U.S. Sector Fund     $      689           $     712                $ 0
                           Alpha Only Fund     $      422           $     448                $ 0
 PENSION OR RETIREMENT BENEFITS ACCRUED AS
                    PART OF FUND EXPENSES:         N/A                 N/A                   N/A

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:

                                                   N/A                 N/A                   N/A

       TOTAL COMPENSATION FROM THE TRUST(3):   $  165,195           $ 169,975                $ 0

(1) Mr. Thorndike was elected as a Trustee in March 2005 and, therefore, did not receive any compensation from the Trust during the fiscal year ended February 28, 2005.

(2) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005, and, therefore, did not pay any Trustee or officer compensation during that fiscal year.

(3) Includes direct compensation received from Funds of the Trust not offered in the Prospectus.

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager benefit from the management fees paid by each Fund of the Trust. Mr. Hogan received compensation from the Trust in respect of his duties as the Trust's Acting Chief Compliance Officer during the fiscal year ended February 28, 2005, but no Fund paid Mr. Hogan more than $60,000 in aggregate compensation.

As of June 4, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund and Emerging Country Debt Share Fund) for specified Fund expenses through at least June 30, 2006.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

                                       Gross      Reduction         Net
                                    -----------  ----------     -----------
TOBACCO-FREE CORE FUND

Year ended 2/28/05                  $ 1,348,555  $  151,877     $ 1,196,678
Year ended 2/29/04                    1,879,903     214,709       1,665,194
Year ended 2/28/03                    1,539,653     178,855       1,360,798

U.S. QUALITY EQUITY FUND

Year ended 2/28/05                  $ 2,506,523  $  334,533     $ 2,171,990
Commencement of Operations               11,330      11,330               0
(2/6/04) through 2/29/04

REAL ESTATE FUND

Year ended 2/28/05                  $ 1,466,272  $  683,491(a)  $   782,781
Year ended 2/29/04                      970,641     433,696(a)      536,945
Year ended 2/28/03                    1,162,513      92,965       1,069,548

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/05                  $   310,303  $   74,243     $   236,060
Year ended 2/29/04                      168,016      67,384         100,632
Year ended 2/28/03                      123,130      61,050          62,080

TAX-MANAGED SMALL/MID CAP FUND

Year ended 2/28/05                  $   137,095  $   63,414     $    73,681
Year ended 2/29/04                      123,371      70,311          53,060
Year ended 2/28/03                      162,753      53,737         109,016

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/05                  $15,941,035  $2,069,365     $13,871,670
Year ended 2/29/04                    9,308,755   1,530,203       7,778,552
Year ended 2/28/03                    7,000,434   1,246,654       5,753,780

GLOBAL GROWTH FUND

Commencement of Operations          $   152,967  $  152,967     $         0
(7/20/04) Through 2/28/05

(a) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders.

                                            Gross       Reduction       Net
                                         -----------   -----------   -----------
CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/05                       $ 1,711,458   $ 1,711,458   $         0
Year ended 2/29/04                           418,011       418,011             0
Year ended 2/28/03                           116,529       116,529             0

FOREIGN FUND

Year ended 2/28/05                       $28,553,500   $ 2,791,282   $25,762,218
Year ended 2/29/04                        17,489,452     2,412,606    15,076,846
Year ended 2/28/03                         9,153,120     1,353,328     7,799,792

FOREIGN SMALL COMPANIES FUND

Year ended 2/28/05                       $ 6,049,673   $   817,732   $ 5,231,941
Year ended 2/29/04                         4,518,896       740,342     3,778,554
Year ended 2/28/03                         2,538,475       528,868     2,009,607

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/05                       $ 9,898,451   $ 1,783,305   $ 8,115,146
Year ended 2/29/04                         6,248,793     1,385,606     4,863,187
Year ended 2/28/03                         2,684,104       761,727     1,922,377

EMERGING MARKETS FUND

Year ended 2/28/05                       $61,232,718   $   687,131   $60,545,587
Year ended 2/29/04                        35,124,975       709,377    34,415,598
Year ended 2/28/03                        15,328,439       286,002    15,042,437

EMERGING COUNTRIES FUND

Year ended 2/28/05                       $ 1,777,073   $   124,551   $ 1,652,522
Year ended 2/29/04                         1,338,503       119,080     1,219,423
Year ended 2/28/03                           492,799       236,929       255,870

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/05                       $ 2,133,820   $   651,786   $ 1,482,034
Year ended 2/29/04                           780,818       372,823       407,995
Year ended 2/28/03                           475,127       392,074        83,053

                                            Gross       Reduction       Net
                                         -----------   -----------   -----------
DOMESTIC BOND FUND

Year ended 2/28/05                       $   576,762   $   199,097   $   377,665
Year ended 2/29/04                           205,124       121,170        83,954
Year ended 2/28/03                           116,826        60,331        56,495

CORE PLUS BOND FUND

Year ended 2/28/05                       $ 2,206,378   $   617,229   $ 1,589,049
Year ended 2/29/04                           946,606       323,377       623,229
Year ended 2/28/03                           757,034       242,839       514,195

INTERNATIONAL BOND FUND

Year ended 2/28/05                       $   836,692   $   290,892   $   545,800
Year ended 2/29/04                           424,261       323,377       229,079
Year ended 2/28/03                           336,004       146,545       189,459

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/05                       $ 1,626,228   $   543,326   $ 1,082,902
Year ended 2/29/04                           113,941       109,496         4,445
Year ended 2/28/03                            36,221        36,221             0

GLOBAL BOND FUND

Year ended 2/28/05                       $   279,766   $   172,027   $   107,739
Year ended 2/29/04                           282,993       177,003       105,990
Year ended 2/28/03                           525,898       212,177       313,721

EMERGING COUNTRY DEBT FUND

Year ended 2/28/05                       $ 8,446,623   $         0   $ 8,446,623
Year ended 2/29/04                         5,675,334             0     5,675,334
Year ended 2/28/03                         4,047,684        60,430     3,987,254

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/05                       $         0   $         0   $         0
Year ended 2/29/04                                 0             0             0
Year ended 2/28/03                                 0             0             0

                                            Gross       Reduction       Net
                                         -----------   -----------   -----------
SHORT-DURATION INVESTMENT FUND

Year ended 2/28/05                       $    19,058   $    19,058   $         0
Year ended 2/29/04                            23,424        23,424             0
Year ended 2/28/03                            27,078        27,078             0

INFLATION INDEXED BOND FUND

Year ended 2/28/05                       $   619,418   $   300,886   $   318,532
Year ended 2/29/04                           354,147       225,747       128,400
Year ended 2/28/03                           241,490       135,718       105,772

Benchmark-Free Allocation Fund

Year ended 2/28/05                       $         0   $         0   $         0
Commencement of Operations (7/23/03)               0             0             0
through 2/29/04

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/05                       $         0   $         0   $         0
Year ended 2/29/04                                 0             0             0
Year ended 2/28/03                                 0             0             0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/28/05                       $         0   $         0   $         0
Year ended 2/29/04                                 0             0             0
Year ended 2/28/03                                 0             0             0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

Year ended 2/28/05                       $         0   $         0   $         0
Year ended 2/29/04                                 0             0             0
Year ended 2/28/03                                 0             0             0

U.S. SECTOR FUND

Year ended 2/28/05                       $   326,254   $   326,254   $         0
Year ended 2/29/04                           147,018       147,018             0
Year ended 2/28/03                            21,756        21,756             0

                                            Gross       Reduction       Net
                                         -----------   -----------   -----------
ALPHA ONLY FUND

Year ended 2/28/05                       $   555,090   $   543,919   $    11,171
Year ended 2/29/04                           235,403       235,403             0
Year ended 2/28/03                            81,351        81,351             0

The U.S. Core Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Strategic Balanced Allocation Fund, and World Opportunities Equity Allocation Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005 and, therefore, did not pay any Management Fees to the Manager during the last three fiscal years.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division's members work collaboratively to manage a Fund's portfolio, and no one person is primarily responsible for day-to-day management of any Fund.

The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2005.

                    REGISTERED INVESTMENT COMPANIES MANAGED
                  (INCLUDING NON-GMO MUTUAL FUND SUBADVISORY  OTHER POOLED INVESTMENT VEHICLES   SEPARATE ACCOUNTS MANAGED
SENIOR MEMBER                   RELATIONSHIPS)                        MANAGED (WORLD-WIDE)              (WORLD-WIDE)
----------------- ------------------------------------------  --------------------------------  ----------------------------
                                                              Number                            Number
                                                                of                                of
                  Number of accounts(1)    Total assets(1,2)  accounts        Total assets      accounts     Total assets
                  ---------------------   ------------------  --------      ------------------  --------  ------------------
Edmond Choi               3               $   434,105,894.95     0                           0      9     $   228,009,202.46
Thomas Cooper            13               $11,174,467,519.35     7          $ 2,665,889,384.51      8     $ 1,293,955,459.32
Arjun Divecha             4               $10,707,781,236.19     2          $ 1,495,407,470.49     10     $ 3,804,008,148.01
Thomas Hancock           10               $ 9,731,930,891.20     4          $   917,778,056.16     21     $ 6,808,314,107.65
Ben Inker                 7               $ 8,078,336,031.80     3          $ 3,317,285,163.21    154     $10,091,485,620.97
William Nemerever        13               $11,174,467,519.35     7          $ 2,665,889,384.51      8     $ 1,293,955,459.32
Robert Soucy*            17               $14,734,645,878.24     6          $ 1,154,297,205.20     24     $ 2,901,152,612.78
Ann Spruill               2               $ 6,638,168,533.26     2          $10,924,201,315.75      8     $ 3,738,521,871.50
Sam Wilderman            17               $14,734,645,878.24     6          $ 1,154,297,205.20     24     $ 2,901,152,612.78

                    REGISTERED INVESTMENT COMPANIES MANAGED   OTHER POOLED INVESTMENT VEHICLES  SEPARATE ACCOUNTS MANAGED
                  FOR WHICH GMO RECEIVES A PERFORMANCE-BASED     MANAGED (WORLD-WIDE) FOR         WORLD-WIDE) FOR WHICH
                      FEE (INCLUDING NON-GMO MUTUAL FUND           WHICH GMO RECEIVES A               GMO RECEIVES A
SENIOR MEMBER              SUBADVISORY RELATIONSHIPS)              PERFORMANCE-BASED FEE           PERFORMANCE-BASED FEE
----------------- ------------------------------------------  --------------------------------  ----------------------------
                                                              Number                            Number
                                                                of                                of
                  Number of accounts         Total assets     accounts        Total assets      accounts     Total assets
                  ------------------       -----------------  --------       -----------------  --------  ------------------
Edmond Choi               0                                0     0                           0       2    $    57,235,066.90
Thomas Cooper             0                                0     4           $2,019,064,049.07       4    $   712,537,644.01
Arjun Divecha             0                                0     0                           0       3    $ 1,683,472,821.01
Thomas Hancock            0                                0     0                           0       6    $ 2,273,374,692.09
Ben Inker                 0                                0     2           $2,952,393,873.33      32    $ 3,527,512,490.25
William Nemerever         0                                0     4           $2,019,064,049.07       4    $   712,537,644.01
Robert Soucy*             3                $3,844,377,368.36     5           $1,095,305,212.81      10    $ 1,782,171,610.76
Ann Spruill               0                                0     0                           0       2    $ 1,772,525,626.30
Sam Wilderman             3                $3,844,377,368.36     5           $1,095,305,212.81      10    $ 1,782,171,610.76

(1) Includes Funds of the Trust offered in the Prospectus that had commenced operations on or before February 28, 2005.

(2) For some senior members, total assets includes assets invested by other GMO Funds.

* Mr. Soucy will retire as of December 31, 2005.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.

Senior members of each division are members (partners) of GMO. The compensation of each senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

SENIOR MEMBER FUND OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each senior member as of February 28, 2005 of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2005:

NAME OF SENIOR MEMBER                 DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------  -------------------------------------------------------------------
     Edmond Choi       U.S. Value Fund(1)                                        N/A
                       Real Estate Fund                                         None
    Thomas Cooper      Domestic Bond Fund                                       None
                       Core Plus Bond Fund                                      None
                       International Bond Fund                            $50,001-$100,000
                       Currency Hedged International Bond Fund                  None
                       Global Bond Fund                                         None
                       Emerging Country Debt Fund                               None
                       Emerging Country Debt Share Fund                         None
                       Short-Duration Investment Fund                      $10,001-$50,000

NAME OF SENIOR MEMBER                 DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------  ---------------------------------------------------------------------
                       Inflation-Indexed Bond Fund                        $100,001-$500,000

    Arjun Divecha      Emerging Markets Fund                                    None
                       Emerging Countries Fund                                  None

   Thomas Hancock      International Core Equity Fund(1)                         N/A
                       International Intrinsic Value Fund                  $10,001-$50,000
                       International Growth Equity Fund(1)                       N/A
                       Global Growth Fund                                       None
                       Developed World Stock Fund(1)                             N/A
                       Currency Hedged International Equity Fund                None
                       International Small Companies Fund                       None
                       Tax-Managed International Equities Fund           $500,001-$1,000,000

      Ben Inker        Benchmark-Free Allocation Fund                           None
                       International Equity Allocation Fund                     None
                       Global Balanced Asset Allocation Fund                    None
                       Global (U.S.+) Equity Allocation Fund                    None
                       Strategic Balanced Allocation Fund(1)                     N/A
                       World Opportunities Equity Allocation Fund(1)             N/A
                       U.S. Sector Fund                                         None
                       Alpha Only Fund                                          None

  William Nemerever    Domestic Bond Fund                                       None
                       Core Plus Bond Fund                                      None
                       International Bond Fund                             $10,001-$50,000
                       Currency Hedged International Bond Fund                  None
                       Global Bond Fund                                         None
                       Emerging Country Debt Fund                               None
                       Emerging Country Debt Share Fund                         None
                       Short-Duration Investment Fund                           None
                       Inflation-Indexed Bond Fund                              None

    Robert Soucy*      U.S. Core Equity Fund(1)                                  N/A
                       Tobacco-Free Core Fund                                   None
                       U.S. Quality Equity Fund                                 None
                       U.S. Intrinsic Value Fund(1)                              N/A
                       U.S. Growth Fund(1)                                       N/A
                       U.S. Small/Mid Cap Value Fund(1)                          N/A
                       U.S. Small/Mid Cap Growth Fund(1)                         N/A
                       Tax-Managed U.S. Equities Fund                           None
                       Tax-Managed Small/Mid Cap Fund                           None

    Sam Wilderman      U.S. Core Equity Fund(1)                                  N/A
                       Tobacco-Free Core Fund                                   None
                       U.S. Quality Equity Fund                                 None
                       U.S. Intrinsic Value Fund(1)                              N/A
                       U.S. Growth Fund(1)                                       N/A
                       U.S. Small/Mid Cap Value Fund(1)                          N/A
                       U.S. Small/Mid Cap Growth Fund(1)                         N/A
                       Tax-Managed U.S. Equities Fund                           None
                       Tax-Managed Small/Mid Cap Fund                           None


(1) The Fund commenced operations after February 28, 2005.

(*) Mr. Soucy will retire as of December 31, 2005.

NAME OF SENIOR MEMBER                 DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------  -------------------------------------------------------------------
     Ann Spruill       Foreign Fund                                      $100,001-$500,000
                       Foreign Small Companies Fund                       $10,001-$50,000

CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

                                                 March 1, 2002      March 1, 2003      March 1, 2004
                                                    Through            Through           Through
                                               February 28, 2003  February 29, 2004  February 28, 2005
                                               -----------------  -----------------  -----------------
U.S. Core Equity Fund(a)                                 N/A               N/A                 N/A
Tobacco-Free Core Fund                            $  568,939        $  687,409          $  520,448
U.S. Quality Equity Fund                                 N/A             3,816(b)          898,422
U.S. Value Fund(a)                                       N/A               N/A                 N/A
U.S. Intrinsic Value Fund(a)                             N/A               N/A                 N/A
U.S. Growth Fund (a)                                     N/A               N/A                 N/A
U.S. Small/Mid Cap Value Fund(a)                         N/A               N/A                 N/A
U.S. Small/Mid Cap Growth Fund(a)                        N/A               N/A                 N/A
Real Estate Fund                                     322,920           269,622             407,298
Tax-Managed U.S. Equities Fund                        55,968            76,371             141,047
Tax-Managed Small/Mid Cap Fund                        44,387            33,647              37,390

                                                 March 1, 2002      March 1, 2003      March 1, 2004
                                                    Through            Through           Through
                                               February 28, 2003  February 29, 2004  February 28, 2005
                                               -----------------  -----------------  -----------------
International Core Equity Fund(a)                         N/A                N/A                N/A
International Intrinsic Value Fund                  1,788,899          2,346,398          3,671,353
International Growth Equity Fund(a)                       N/A                N/A                N/A
Global Growth Fund                                        N/A                N/A             48,819(c)
Developed World Stock Fund(a)                             N/A                N/A                N/A
Currency Hedged International                           9,746             26,183            475,405
  Equity Fund

Foreign Fund                                        2,292,463          4,565,674          7,093,312
Foreign Small Companies Fund                          475,462            835,644          1,115,020
International Small Companies Fund                    671,026          1,562,198          2,474,613
Emerging Markets Fund                               2,447,724          5,538,853          8,923,520
Emerging Countries Fund                               113,348            264,027            324,707
Tax-Managed International Equities                    131,980            216,894            592,728
  Fund

Domestic Bond Fund                                    175,240            307,686            865,142
Core Plus Bond Fund                                   437,693            550,998          1,285,716
International Bond Fund                               193,927            246,904            487,237
Currency Hedged International Bond                     21,021             66,275            947,827
  Fund

Global Bond Fund                                      401,039            216,131            214,221
Emerging Country Debt Fund                          1,478,704          2,904,589
                                                                                          2,072,604

Emerging Country Debt Share Fund                            0                  0                  0
Short-Duration Investment Fund                         81,237             70,271             57,173
Inflation Indexed Bond Fund                           362,235            531,220            929,126
Benchmark-Free Allocation Fund                            N/A               0(d)                  0
International Equity Allocation Fund                        0                  0                  0
Global Balanced Asset Allocation                            0                  0                  0
  Fund

Global (U.S.+) Equity Allocation                            0                  0                  0
  Fund
Strategic Balanced Allocation Fund(a)                     N/A                N/A                N/A
World Opportunities Equity Allocation Fund(a)             N/A                N/A                N/A
U.S. Sector Fund                                            7                  0                121
Alpha Only Fund                                         3,336              7,361             18,181

(a) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005 and, therefore, did not pay Shareholder Service Fees to the Manager during the last three fiscal years.

(b) Reflects fees paid from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.

(c) Reflects fees paid from the Fund's commencement of operations on July 20, 2004 through February 28, 2005.

(d) Reflects fees paid from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110.

PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

COUNSEL. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for each Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of each Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives research services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses research from brokers in servicing other clients as well as the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

                                                 March 1, 2002      March 1, 2003      March 1, 2004
                                                    Through            Through           Through
                                               February 28, 2003  February 29, 2004  February 28, 2005
                                               -----------------  -----------------  -----------------
U.S. Core Equity Fund(a)                                 N/A               N/A                 N/A
Tobacco-Free Core Fund                           $   550,052       $   610,719         $   472,449
U.S. Quality Equity Fund                                 N/A           175,613(b)        1,711,580
U.S. Value Fund(a)                                       N/A               N/A                 N/A
U.S. Intrinsic Value Fund(a)                             N/A               N/A                 N/A
U.S. Growth Fund(a)                                      N/A               N/A                 N/A
U.S. Small/Mid Cap Value Fund(a)                         N/A               N/A                 N/A
U.S. Small/Mid Cap Growth Fund(a)                        N/A               N/A                 N/A
Real Estate Fund                                     633,643           277,988             841,205
Tax-Managed U.S. Equities Fund                        70,776            69,020              99,290
Tax-Managed Small/Mid Cap Fund                        66,213            52,953              51,197

International Core Equity Fund(a)                        N/A               N/A                 N/A
International Intrinsic Value Fund                 1,000,300         1,856,801           2,837,054
International Growth Equity Fund(a)                      N/A               N/A                 N/A
Global Growth Fund                                       N/A               N/A             172,527(c)
Developed World Stock Fund(a)                            N/A               N/A                 N/A
Currency Hedged International Equity Fund                 --                --                  --

Foreign Fund                                       2,252,735         4,436,841           4,769,350

                                                 March 1, 2002      March 1, 2003      March 1, 2004
                                                    Through            Through           Through
                                               February 28, 2003  February 29, 2004  February 28, 2005
                                               -----------------  -----------------  -----------------
Foreign Small Companies Fund                         590,324         1,031,004             943,376
International Small Companies Fund                   583,417         2,327,095           2,074,248

Emerging Markets Fund                              7,328,423        15,351,581          14,600,686
Emerging Countries Fund                              442,295           660,734             578,466
Tax-Managed International Equities Fund              111,779           425,333             365,462

Domestic Bond Fund                                     9,712            51,997              84,388
Core Plus Bond Fund                                   24,991           156,016             160,358
International Bond Fund                                7,427            50,019             106,788
Currency Hedged International Bond Fund                  567            14,628             231,773

Global Bond Fund                                      19,362            59,094              75,261
Emerging Country Debt Fund                             3,063            23,641                  --
Emerging Country Debt Share Fund                          --                --                  --

Short-Duration Investment Fund                            --                --                  --
Inflation Indexed Bond Fund                               --             6,923                 991
Benchmark-Free Allocation  Fund                          N/A                --(d)               --

International Equity Allocation Fund                      --                --                  --
Global Balanced Asset Allocation Fund                     --                --               1,650
Global (U.S.+) Equity Allocation Fund                     --                --                  --
Strategic Balanced Allocation Fund(a)                    N/A               N/A                 N/A
World Opportunities Equity Allocation Fund(a)            N/A               N/A                 N/A
U.S. Sector Fund                                          --                --                  --
Alpha Only Fund                                       41,030            44,324              69,351

(a) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005 and, therefore, did not pay any brokerage commissions during the past three fiscal years.

(b) Reflects commissions generated from the Fund's commencement of operations on February 6, 2004 through February 29, 2004.

(c) Reflects commissions generated from the Fund's commencement of operations on July 20, 2004 through February 28, 2005.

(d) Reflects commissions generated from the Fund's commencement of operations on July 23, 2003 through February 29, 2004.

Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of each Fund's portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

GMO may disclose a Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Funds' prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO's affiliates, the Funds' custodians and auditors, the Funds' pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of

Portfolio Holdings Information between the interests of a Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.

GMO regularly reports the following information to the Board of Trustees:

      - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

      - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

      - Exceptions to the disclosure policy authorized by senior management of GMO; and

      - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

        NAME OF RECIPIENT                           FUNDS                      PURPOSE OF DISCLOSURE
----------------------------------  --------------------------------------  ---------------------------
Investors Bank & Trust Company      U.S. Equity Funds, Fixed Income Funds,  Custodial and securities
                                    Alpha Only Fund and U.S. Sector Fund    lending services

                                    All Funds                               Compliance testing

Brown Brothers Harriman & Co.       International Equity Funds              Custodial services and
                                                                            compliance testing

Boston Global Advisors              International Equity Funds              Securities lending services

PricewaterhouseCoopers LLP          All Funds                               Independent registered
                                                                            public accounting firm

Institutional Shareholder Services  All Funds                               Corporate actions services

Interactive Data                    International Equity Funds              Fair value pricing

FactSet                             All Funds                               Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

        NAME OF RECIPIENT           FUNDS          PURPOSE OF DISCLOSURE
----------------------------------  ---------   ---------------------------
Epstein & Associates, Inc.          All Funds   Software provider for  Code
                                                of Ethics monitoring system

Financial Models Company Inc.       All Funds   Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fifty-four series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Balanced Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; and U.S. Value Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2005, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

                 FUND                                   SHAREHOLDERS
------------------------------------  ------------------------------------------------
GMO Tobacco-Free Core Fund            Memorial Sloan-Kettering Cancer Center
                                      1275 York Avenue
                                      New York,  NY  10021

GMO Currency Hedged International     Evergreen Asset Allocation Fund
   Equity Fund                        200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston, MA  02116

GMO Core Plus Bond Fund               Evergreen Asset Allocation Fund
                                      200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston,  MA  02116

GMO Global Bond Fund                  General Retirement System of the City of Detroit
                                      Attn Myron Terrell
                                      2 Woodward Avanue Suite 908

                 FUND                                   SHAREHOLDERS
------------------------------------  ------------------------------------------------
                                      Detroit, MI  48226

                                      Fresno County Employees' Retirement Association
                                      1111 H Street
                                      Fresno, CA  93714-0911

GMO Emerging Country Debt Share Fund  Sprint Corporate Master Trust
                                      6220 Sprint Parkway
                                      Overland Park, KS  66251

                                      Fidelity Investments Institutional Operations
                                          Company (FIIOC) as Agent For Certain
                                          Employee Benefit Plans
                                      100 Magellan Way (KW1C)
                                      Covington, KY  41015

GMO Alpha Only Fund                   Evergreen Asset Allocation Fund
                                      200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston, MA  02116

                                      GMO Benchmark Free Allocation Fund
                                      Attn. Julie Coady
                                      C/O GMO
                                      40 Rowes Wharf
                                      Boston, MA 02110

GMO Currency Hedged International     Evergreen Asset Allocation Fund
   Bond Fund                          200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston, MA  02116

GMO Domestic Bond Fund                Evergreen Asset Allocation Fund
                                      200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston, MA  02116

GMO Real Estate Fund                  Evergreen Asset Allocation Fund
                                      200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston, MA 02116

GMO Tax-Managed U.S Equity Fund       Northern Trust Company
                                      Custodian FBO Edgar M Bronfman Sr.
                                      P.O. Box 92956
                                      Chicago,  IL  60675

                 FUND                                   SHAREHOLDERS
------------------------------------  ------------------------------------------------
GMO U.S. Quality Equity Fund          Evergreen Asset Allocation Fund
                                      200 Berkeley Street
                                      21st Floor Fund Administration
                                      Boston, MA 02116

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

As of June 3, 2005, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: International Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund, International Bond Fund, Emerging Country Debt Fund, and Short-Duration Investment Fund. As of June 3, 2005, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S. Quality Equity Fund, International Intrinsic Value Fund, and Inflation Indexed Bond Fund. As of June 3, 2005, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Real Estate Fund, Currency Hedged International Equity Fund, Domestic Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Alpha Only Fund, Benchmark-Free Allocation Fund, and Strategic Balanced Asset Allocation Fund.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 2, 2005:

Name and Address                                                            % Ownership
----------------                                                            -----------
Tufts Associated Health Maintenance Organization Inc.                          21.7
Attn J Andy Hilbert
333 Wyman Street
Waltham, MA  02254

The Boston Foundation Inc.                                                     13.7
75 Arlington Street 10th Floor
Boston, MA  02116

Union Bank Tr. Nominee FBO City of Hope - Omnibus                              11.5
PO Box 85484
San Diego, CA  92186

The Flinn Foundation                                                           11.0
Attn Don Snider
1802 North Central Avenue
Phoenix, AZ  85004-1506

State Street as Custodian for Catholic Medical Pension Plan                     7.8
200 Newport Ave JQB75
N Quicy, MA 2171

Name and Address                                                            % Ownership
----------------                                                            -----------
Council for World Mission                                                       7.7
Attn Ms Laiming Wyers
IPALO House 32-34 Great Peter Street
London, SWIP 2DB,  UK

Hollow Beam & Co. FBO Maine Health Access Foundation                            6.8
200 Newport Avenue 7th Floor
North Quincy, MA  02171

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Tobacco-Free Core Fund as of June 2, 2005:

         Name and Address %                                           Ownership
         ------------------                                           ---------
Memorial Sloan-Kettering Cancer Center                                  100
1275 York Avenue
New York, NY  10021

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 2, 2005:

      Name and Address                                          % Ownership
      ----------------                                          -----------
Evergreen Asset Allocation Fund                                     41.7
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO World Equity Allocation Fund                                     7.7
Attn: Laura Whitten
GMO LLC

40 Rowes Wharf
Boston, MA 02110

MAC & CO  FBO Princeton                                              7.4
PO Box 534005
Pittsburgh, PA 15253-4005

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 2, 2005:

      Name and Address                                          % Ownership
      ----------------                                          -----------
Northern Trust Company                                             47.1
Custodian FBO Edgar Bronfman Sr
P.O. Box 92956 Chicago, IL 60675

SEI Private Trust                                                  15.0
C/O Mellon Bank FBO Princeton
One Freedom Valley Drive
Oaks,  PA  19456

Alexander Family Trust                                             11.3
c/o Groves-Alexander
700 North St. Mary's Street #1200
San Antonio, TX  78205

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small/Mid Cap Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Blush & Co. Option C                                                                  23.0
Attn Kelly McKenna
PO Box 976
New York, NY  10268

S. Parker Gilbert & Robert M. Pennoyer Trust FBO George W Merck                       19.0
Attn Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY  10036

Strafe & Co. FBO                                                                      15.5
John G Stoll - Residuary
P.O. Box 160 Westerville, OH 43086-0160

Richard Geary                                                                         12.1
1211 SW 5th Avenue Suite 2980
Portland, OR  97204

Judith M Buechner                                                                     10.9
3572 State Route 315
Pawlet, VT  05761

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Thomas Rutherfoord Inc                                                                 7.1
Attn: Bradford R. Buie
1 South Jefferson Street (24011)
P.O. Box 12748
Roanoke,  VA  24028

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 2, 2005

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
The Public School Retirement System of The School District                             9.5
Of Kansas City Missouri
Attn Cecelia M Carter, Executive Director
324 East 11th St. Suite 100
Kansas City, MO 64106

Tembec Inc. Edifice White Oaks                                                         9.2
Attn Richard Tremblay
10 Chemin Gatineau - CP 5000
Temiscaming, Quebec, J0Z 3R0

AARP                                                                                   8.0
Attn. Bill Hermann
601 E Street NW
A8 500
Washington, DC 20049

The University of Connecticut Foundation                                               6.0
Attn. Treasury Services
2390 Alumni Drive, Unit 3206
Storrs, CT 06269

Sisters of Mercy of North Carolina Foundation Inc.                                     5.8
Attn. Edward J Schlicksup Jr.
2115 Rexford Road Suite 401
Charlotte, NC 28211

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 2, 2005

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
State Street Bank & Trust Custody Goldman Sachs & Co Profit                            7.1
         Sharing Trust
One Enterprise Drive
N. Quincy,  MA  02171

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Charles Schwab & Co Inc                                                                5.3
Special Custody Account for Exclusive Benefit of Customers
101 Montgomery St
Attn Mutual Funds
San Francisco, CA  94104

Milwaukee County Employees Retirement System                                           5.3
Attn Mr. Steven Vo
Mellon Trust
135 Santilli Highway Mail Zone 026003
Everett, MA  02149-1906

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 2, 2005

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                       24.2
200 Berkeley Street
21st Floor Fund Administration
Boston,  MA  02116

GMO Currency Hedged International Equity Fund                                         14.7
40 Rowes Wharf
Boston, MA  02110

State Street Bank as Trustee of the EDS Retirement Plan-SSB EPAC
   PMI Value Index Mandate                                                             9.9
State Street Bank & Trust Co
P.O. Box 1992
Boston, MA  02105-1992

GMO International Equity Allocation Fund                                               8.3
Attn: Laura Whitten
GMO LLC
40 Rowes Wharf
Boston,  MA  02110

Contra Costa County Employees Retirement Association                                   7.9
Attn. Rick Koehler
1355 Willow Way Suite 221
Concord, CA 94520

Rolex Holdings SA                                                                      7.4
Attn:  Mr. Gian Heim
Rue Francis Dussaud 3-7
CH-1211 Geneva 24,  Switzerland

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Harris Trust and Savings Bank as Agent for Various Trust and                           5.6
Custody Accounts
Attn. Mutual Funds Unit-LLE
111 West Monroe Street
Chicago, IL 60603

President and Fellows of Harvard College                                               5.6
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA  02210

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 2, 2005

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                       42.0
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

GMO Benchmark Free Allocation Fund                                                    13.5
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110

GMO World Equity  Allocation Fund                                                      8.9
Attn Laura Whitten
GMO LLC

40 Rowes Wharf
Boston, MA  02110

JPMorgan Chase Bank, As Trustee for                                                    8.3
GNAM Group Pension Trust II
Nicole Stephenson
JPMorgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Citibank NA As Trustee of The Citigroup Pension Plan                                   6.2
Attn. Ellen L Veigl
850 Third Ave
12th Floor
New York, NY 10022

The J Paul Getty Trust                                                                 5.9
Attn: James M Williams Vice President and Chief Invest. Officer
1200 Getty Center Drive
Suite 400
Los Angeles, CA 90049

The Regents of the University of California                                            5.6
Paula Ferreira
1111 Broadway Suite 1400
Oakland, CA 94607

Hershey Trust Company                                                                  5.5
Trustee for Milton Hershey School
P.O. Box 445
100 Mansion Road East
Hershey, PA  17033

University of Pennsylvania                                                             5.3
Attn Roberta Bell
3535 Market Street
Suite 500
Philadelphia, PA  19104-3309

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Nebraska Investment Council                                                           36.3
Attn:  Joseph P. Jurich
941 'O' Street, Suite 500
Lincoln,  NE  68508

Gordon E. and Betty Moore Foundation - Foreign Fund                                   29.4
Attn: Lynda Sullivan, The Presidio of San Fransico
P.O. Box 2990
San Fransico, CA 94129

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Princeton University Tr.                                                              14.7
Attn John D Sweeney
P.O. Box 35 Princeton, NJ 08544

President and Fellows of Harvard College                                              11.9
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA  02210

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Partners Healthcare System Inc. Pooled Investment Accounts                            15.3
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA  02114

San Diego City Employees' Retirement System (SDCERS)                                  13.6
Attn Ms Robin Oleksow
401 B Street, Suite 400
San Diego, CA  92101-4298

Northern Trust Company as Trustee FBO FMC Technologies Inc
    Master Retirement Trust (FORS)                                                    13.1
Attn Mutual Fund Ops
P.O. Box 92956 Chicago, IL 60675-2956

The Glenmede Trust Company as Trustee of the Pew Memorial Trust                       11.7
Attn Ruthanne Carpi, Trust Ops Dept
1650 Market Street, Suite 1200
Philadelphia, PA  19103

Partners Healthcare System Inc. Master Trust for ERISA Assets                         10.1
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA  02114

Citibank NA for the Benefit of The FMC Corp                                           10.0
Defined Benefit Retirement Trust
Attn. David Humza
111 Wall Street 14th Floor Zone 14
New York, NY 10043

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Baylor University                                                                      9.7
Attn Jonathan Hook
1311 South 5th Street
P.O. Box 97030 Waco, TX 76798

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Virginia Retirement System                                                            58.3
Attn: Peggy Davis
P.O. Box 2500 Richmond, VA 23218

The University of Chicago                                                             24.8
Attn. Regina Manikowski
450 N Cityfront Plaza Drive
Suite 440
Chicago, IL 60611

Princeton University TR                                                               15.8
Attn:  John D. Sweeney
P.O. Box 35 Princeton, NJ 08544

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Princeton University Tr.                                                               12.8
Attn John D Sweeney
P.O. Box 35 Princeton, NJ 08544

Cogent Nominees Party Limited Act                                                       9.6
New Zealand Superannuation Fund
Attn. Guy Hopkins and Cleyde Hazell
Level 8
60 Castlereach St
Sydney, NSW, 2204

The Annie E Casey Foundation                                                            6.8
Julie Knauer, Financial Analyst
701 St Paul Street
Baltimore, MD 21202

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Princeton University Tr.                                                               12.8
Attn John D Sweeney
P.O. Box 35
Princeton, NJ 08544
Cogent Nominees Party Limited Act                                                       9.6
New Zealand Superannuation Fund
Attn. Guy Hopkins and Cleyde Hazell
Level 8
60 Castlereach St
Sydney, NSW, 2204
GMO Benchmark Free Allocation Fund                                                      5.1
Attn Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Charles Schwab & Co. Inc                                                               19.7
Amherst, MA 01002-9506
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc                                                               11.9
Indian Wells
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc                                                                8.2
Cayucos, CA 93430-1620
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc                                                                7.5
Charlotte, VT 05445-9108
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Charles Schwab & Co. Inc                                                                7.0
Waltham, MA 02453-1480
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc                                                                6.5
Waltham, MA 02453-1480
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc                                                                6.1
Sudbury, MA 01776-1938
Attn. Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Mr. Peter Manley                                                                       16.3
GMO Emerging Markets Trust
Suite 1, Upper Deck, Jones Bay Wharf
26-32 Pirrama Road
Pyrmont, NSW 2009, Australia

Washington State Investment Board                                                       7.9
Attn Ms Nancy Calkins
P.O. Box 40916
2424 Heritage Court SW
Olympia, WA  98504-0916

ExxonMobil Master Pension Trust                                                         7.9
Attn:  Colin J. Kerwin
5959 Las Colinas Boulevard
Irving, TX  75039

Central South East South West Areas Pension Plan                                        6.7
C/O Goldman Sachs Asset Management
32 Old Slip
New York, NY 10005

Harris Trust and Savings as Agent for Various Trust                                     6.7
And Custody Accounts
Attn. Mutual Funds Unit-LLE
111 West Monroe Street
Chicago, IL 60603

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Duke University Long-Term (endowment) Pool - Emerging                                   6.5
C/O Duke Management Company
2200 W. Main Street, Suite 1000
Durham,  NC  27705

State Street Bank and Trust Company as Trustee of the EDS
       Retirement Plan IFC Investable Mandate                                           6.5
P.O. Box 1992
Boston, MA  02105-1992
The William and Flora Hewlett Foundation                                                5.7
Attn Ana Wiechers Marshall, Director
2121 Sand Hill Road
Menlo Park, CA  94025

State Street Bank & Trust Company as Trustee of The                                     5.0
         EDS Retirement Plan IFC Investable Mandate
Attn:  Stephen Soares
PO Box 1992
Boston, MA 02105

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Emerging Markets Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Partners Healthcare System Inc. Pooled Investment Accounts                             37.9
Long Term Pool
Attn. William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114

Partners Healthcare System Inc. Master Trust for ERISA Assets                          35.9
Attn. William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114

Masterfoods Investments LLC                                                            26.3
C/O The Investment Manager - European Benefits Centre
Division of Mars UK LT
Attn. Tim Friedman
3D Dundee Rd
Slough Berkshire SL14LG, England

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Princeton University TR                                                                23.0
Attn:  John D. Sweeney
P.O. Box 35 Princeton, NJ 08544

Leland Stanford Junior                                                                 17.6
University II-AA
Stanford management Company
Eleanor Hsu
2770 Sand Hill Road
Menlo Park, CA 94025

Evergreen Asset Allocation Fund                                                        14.1
200 Berkeley Street
21st Floor, Fund Administration
Boston,  MA  02116

GMO Benchmark-Free Allocation Fund                                                     12.3
Attn:  Julie Coady
C/O GMO

40 Rowes Wharf
Boston,  MA  02110

State of Wisconsin Investment Board (SWIB) Fixed Trust Fund                             6.6
Attn: Janice Anderson
P.O. Box 7842 Madison, WI 53707

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
National Bank of Canda                                                                18.6
Attn. Louis Vachon, Senior Vice President
1155 Metcalfe First Floor
Montreal Quebec H3B 5G2

Trust Company of Illinois                                                             10.4
Attn:  Trust Operations
45 S. Park BLVD
Suite 300
Glen Ellyn,  IL  60137

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Fidelity Investments Institutional Operations Company (FIIOC)                          7.3
As Agent for Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015

Charles Schwab & Co. Inc.                                                              7.1
Attn Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA  94104

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Northern Trust Company                                                                 13.0
As Cust FBO The Cheyne Walk Trust
Attn:  Mutual Funds
P.O. Box 92956 Chicago, IL 60675

The Northern Trust Tr.                                                                 12.0
Mars Benefit Trust
P.O. Box 92956 Chicago, IL 60675

Hugheson Limited                                                                        8.8
Attn:  Charlotte Fenn
P.O. Box 705 GT
Grand Cayman, Cayman Islands

Northern Trust Company                                                                  6.1
As Cust FBO Offield Investment LLC
Attn:  Special Assets
P.O. Box 92956 Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                        71.0
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
GMO World Equity Allocation Fund                                                       12.7
Attn Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA  02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                        51.6
200 Berkeley Street
21st Floor Fund Administration
Boston,  MA  02116

Bost & Co (Verizon-Core Plus)                                                          15.2
Attn Mutual Funds Operations
P.O. Box 3198 Pittsburgh, PA 15230-3198

GMO World Equity  Allocation Fund                                                      10.3
Attn:  Laura Whitten
GMO LLC
40 Rowes Wharf
Boston,  MA  02110

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                        19.1
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

Boston & Co. (Verizon-IBF)                                                             15.3
Mutual Funds Operations
P.O. Box 3198 Pittsburgh, PA 15230-3198

Saturn & Co. FBO The John Hancock Financial Service Inc. Pension Plan                  12.4
c/o Investors Bank & Trust Company
PO Box 9130 FPG90
Boston, MA  02117-9130

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
The University of Chicago                                                               7.1
Attn Regina Manikowski
450 N Cityfront Plaza Dr.
Suite 440
Chicago, IL 60611

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Bond Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                       30.1
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

GMO Benchmark Free Allocation Fund                                                    23.7
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110

JPMorgan Chase Bank, As Trustee for                                                    8.4
GNAM Group Pension Trust II
Nicole Stephenson
JPMorgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

GMO World Equity  Allocation Fund                                                      5.9
Attn Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA  02110

United Technologies Corporation                                                        5.3
Master Retirement Trust
Attn. Karl Zabriskie
C/O Citibank, N.A.
111 Wall St., 14th Floor
New York, NY 10043

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Fresno County Employees' Retirement Association                                        40.2
1111 H Street
Fresno, CA  93721

General Retirement System of the City of Detroit                                       35.5
Attn Myron Terrell, Assistant Administrative Supervisor
2 Woodward Avenue Suite 908
Detroit, MI  48226

Wendel & Company                                                                        5.9
FBO Energen Corp
C/O The Bank of New York
Mutual Fund Reorg Dept. P.O. Box 1066
Wall Street Station
New York, NY 10268

The University of North Carolina at Chapel Hill Foundation
      Investment Fund Inc. Global Fixed Income Account
      Investment Office                                                                 5.8
308 West Rosemary Street, Suite 203
Chapel Hill, NC  27516

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
GMO Emerging Country Debt Share Fund                                                   12.7
Attn Rick Okerman
40 Rowes Wharf
Boston, MA  02110

Jayvee & Co. for CIBC Mellon Trust Co                                                   7.2
Trustee of the CN Pension Trust Funds
Attn LP Constantin, Pooled Funds
320 Bay Street 6th Floor
Toronto, Ontario  M5H 4A6

Boston Safe Deposit & Trust Co. FBO the Philips Electronics North
      America Corp. Master Retirement Trust                                             6.9
Attn Eric Sassone Trust Officer
135 Santilli Highway AIM 026 0036
Everett, MA  02149-1950

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Private Syndicate Pty Ltd. as Trustee of the Alternative Investment
      Private Syndicate                                                                 6.2
Attn Mr. Peter A Norman
Level 18, 321 Exhibition Street
Melbourne, Victoria 3000, Australia

University of Southern California                                                       5.3
Attn Jeffery Fischer
840 Childs Way BKS 402
Los Angeles, CA 90089-2541

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
State Street of Wisconsin Investment Board (SWIB) Fixed Trust                          23.2
      Fund
Attn:  Janice Anderson
P.O. Box 7842
Madison,  WI  53707

GMAM Group Pension Trust II                                                            23.1
JP Morgan Chase Bank
Donald E. Johnson
3 Chase Metrotech Center, 5th Floor
Brooklyn,  NY  11245

San Francisco City & County Retirement System                                          18.0
Attn Ted Wong, Head Accountant
30 Van Ness Avenue, Suite 3000
San Francisco, CA  94102

Pension Reserves Investment Trust                                                      16.3
Attn:  Stan Mavromates
84 State Street, Suite 250
Boston,  MA  02144

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Share Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Sprint Corporate Master Trust                                                          58.2
6220 Sprint Parkway
Overland Park, KS  66251

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Fidelity Investments Institutional Operations Company (FIIOC) as                       41.8
        Agent For Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Comprehensive Care Management Corporation - Unrestricted                               19.5
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

Comprehensive Care Management Corporation - Risk Reserve                               18.1
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

GMO World Equity Allocation Fund                                                       10.9
Attn Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA  02110

Beth Abraham Health Services                                                            8.7
Third Party Liability
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY  10467

Bethco Corporation Synagogue Building Fund                                              6.5
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY  10467

Beth Abraham Health Services                                                            6.1
Funded Depreciation
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY  10467

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Alpha Only Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                        34.1
200 Berkeley Street
21st Floor Fund Administration
Boston, MA  02116

GMO Benchmark Free Allocation Fund                                                     31.2
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110

GMO World Equity Allocation Fund                                                       10.9
Attn Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA  02110

Northern Trust As Trustee FBO Lockheed Martin Corp.                                     9.0
Master Retirement Trust
PO Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                        18.3
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

The Northern Trust Company, Trustee of the Aerospace Corporation                       15.3
Employees Retirement Plan Trust
Attn Mutual Funds
PO Box 92956
Chicago, IL  60675

GMO Benchmark Free Allocation Fund                                                     12.8
Attn Julie Cody
C/O GMO
40 Rowes Wharf
Boston, MA 02110

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Bost & Co.  (Verizon IIX)                                                               9.4
Attn Mutual Funds Ops
P.O. Box 3198 Pittsburgh, PA 15230-3198

The Northern Trust Company, on Behalf of The Motion Picture                             6.7
Industry Pension Plan
Public and Taft Hrtley Funds
Attn Ted W Friesen
50 South Lasalle Street
Chicago, IL  60675

Phillips Exeter Academy                                                                 6.0
Attn. Joseph Fellows
20 Main Street
Exeter, NH 03833-2460

Northern Trust As Trustee FBO Lockheed Martin Corp.                                     5.5
Master Retirement Trust
PO Box 92956
Chicago, IL 60675

JP Morgan Chase Bank as Directed Trustee for The                                        5.0
Corning Retirement  Master Trust AA
One Riverfront Plaza
Corning, NY 14831

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Saskatchewan Telecommunications Pension Plan                                           12.7
Attn. Neil Banick
6th Floor
2121 Saskatchewan Drive
Regina, Saskatchewan S4P 3Y 2

Hartford Hospital                                                                      11.0
Attn: John M. Biancamano Vice President Finance
80 Seymour Street
P.O. Box 5037 Hartford, CT 06102-5037

The Hershey Foods Corporation Master                                                    7.2
Retirement Trust International
100 Crystal A Drive
Hershey, PA  17033

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Bank of America NA Custodian FBO Harfd Hos                                              6.8
Attn: MFO
P.O. Box 831575 Dallas, TX 75283-1575

Regenstrief Foundation Inc.                                                             5.4
Global Equity Fund
9292 North Meridian Street, Suite 202
Indianapolis, IN  46202

Wenner-Gren Foundation                                                                  5.2
Attn Maugha Kenny
470 Park Avenue South, 8th Floor
New York, NY  10016

The Eli and Edythe L Broad Foundation                                                   5.1
Attn: Peter Adamson
10900 Wilshire BLVD
12th Floor
Los Angeles, CA  90024

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
State Street Bank & Trust Company As Trustee for The                                   11.5
Northrop Grumman Defined Contributions Plans Master Trust
Attn. Mark Hanna
105 Rosemont Road
Westwood, MA 02090

The Ministers and Missionaries Benefit                                                  9.2
Board of American Baptist Churches
Attn: Steven Chin Manager Investment Analyst
475 Riverside Drive
Suite 1700
New York, NY  10115-0049

Ohio Tuition Trust Authority OTTA                                                       7.9
Attn. Investment Officer
580 S High Street
Suite 208
Columbus, OH 43215-5644

MAC & CO                                                                                5.9
Highmark
Attn. Mutual Funds Operations
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (US+) Equity Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
SEI Private Trust Company                                                              15.7
C/O Mellon Bank
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA  19456

Winchester Medical Center                                                              13.2
Attn: Craig Lewis Sr. Vice President and CFO
1840 Amherst Street
Winchester,  VA 22601

A Rising Tide The Greater Kansas City Health Care Foundation                           11.1
DBA Health Care Foundation of Greater Kansas City
Chief Executive Officer
2700 East 18th Street Suite 220
Kansas City, MO 64127

The Christy-Houston Foundation Inc.                                                     6.8
Attn: Robert B. Mifflin
1296 Dow Street
Murfreesboro,  TN  37130

Hollins University Corporation                                                          5.5
Attn. Ms. Kerry Edmonds, Controller
PO Box 9658
8036 Quadrangle Lane
Roanoke, VA 24020-1658

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Benchmark-Free Allocation Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Screen Actors Guild Producers Pension Plan                                             13.6
Attn:  Keith Walker A/R & Finance Manager
3601 West Olive Avenue
Burbank,  CA  91505

The Northern Trust Company As Trustee FBO                                               8.7
Olin Pension Plans Master Retirement Trust
Attn. Special Assets
PO Box 92956
Chicago, IL 60675

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
The Ministers and Missionaries Benefit Board of American                                8.4
                    Baptist Churches
Attn:  Steven Chin Manager/Investment Analyst
475 Riverside Drive Suite 1700
New York,  NY  10115

BOST & Co.                                                                              5.6
FBO W B Hilton Crut
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Quality Equity Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Carnegie Corporation of New York                                                       10.9
Attn. Li Tan
437 Madison Ave.
New York, NY 10022

Brown Brothers Harriman & Co. Cust FBO GMO Global Hedged                                8.9
      Equity Fund
Attn: Global Settlement Harold Robinson
40 Water Street
Boston,  MA  02109

Balentine Large Cap Equity Fund Select                                                  6.4
Attn. Richard J Capuano
Wilmington Trust Investment Mgmt LLC
The Pinacle 20th Floor
3455 Peachtree Road NE
Atlanta, GA 30326-3248

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Quality Equity Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Evergreen Asset Allocation Fund                                                        43.6
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Gordon E and Betty I Moore Foundation Core Fund                                         9.9
Attn. Lynda Sullivan
The Presidio of San Francisco
PO Box 29910
San Francisco, CA 94129-0910

GMO World Equity Allocation Fund                                                        8.8
Attn Laura Whitten
GMO LLC
40 Rowes Wharf
Boston,  MA  02110

Bost & Co. (Verizon Quality)                                                            7.4
Mutual Funds Operations
P.O. Box 3198 Pittsburgh, PA 15230

Partners Healthcare System Inc. Pooled Investment Accounts -                            6.9
     Long Term Pool # 2
Attn William N. Donovan
101 Merrimac Street, Treasury
Boston,  MA  02114

Northern Trust Company as Trustee FBO                                                   5.4
Mayo Foundation (Pension) AC# 22-06943
Attn. Mr. Harry Hoffman
PO Box 92956
Chicago, IL 60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Wells Fargo Bank NA FBO Minneapolis Police Relief                                      17.8
PO Box 1533
Minneapolis, MN 55480

The Board of Trustees of the University of Illinois                                    17.1
Attn Janet M. Ford
247 Henry Administration Building
506 South Wright Street
Urbana, IL  61801-3620

The Employees Cash Balance Retirement Plan of the Turner Corp                          11.9
Attn Lori Willox
901 Main Street, Suite 4900
Dallas, TX  75202

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
Northern Trust Co. Trustee FBO                                                          9.9
ABA Pension
Attn. Mutual Funds / Special Assets
801 South Canal
Chicago, IL 60675

Patterson & Co. FBO Pension Plan Employees of Tietex                                    5.9
 Attn April Withers
1525 West WT Harris Blvd
NC-1151 Charlotte,  NC  28288-1151

Cement Masons and Plasterers Joint Pension Trust                                        5.8
Attn. Bonnie Payson
101 Convention Center Drive
Suite 600
Las Vegas, NV 89109

Lacross and Co. Nominee for North Center Trust Co.                                      5.2
FBO Reinhart Companies P/S PL
Attn. Betty Smith
230 Front Street North
PO Box 489
Lacrosse, WI 54602-0489

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Growth Fund as of June 2, 2005:

      Name and Address                                                            % Ownership
      ----------------                                                            -----------
GMO Global Growth Fund                                                                  100
Attn. Peter Manley
Suite 1, Upper deck, Jones Bay Wharf
26-32 Pirrama Road
Pyrmont, NSW 2009, Australia

                                  OTHER MATTERS

The Government of India's Enforcement Directorate has filed a civil action alleging that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in the stock markets in India and has placed certain restrictions (including a lien) on Emerging Markets Fund's accounts in India while the investigation remains on-going. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.064% of the Fund's total assets as of June 14, 2005. The valuation of this possible claim and all matters relating to the Fund's response to these charges are subject to the supervision and control of the Trust's Board of Trustees. Emerging Markets Fund's costs in respect of this matter are being treated as an other expense.

In addition, certain Funds (all of the Fixed Income Funds (except Emerging Country Debt Share Fund), Emerging Markets Fund, and Global (U.S.+) Equity Allocation Fund) had indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Special Purpose Holding Fund and interests in GMO SPV I, LLC, a special purpose vehicle. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 1, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio ("Bankruptcy Court"). The Trust, on behalf of the GMO Special Purpose Holding Fund, had joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE, and certain other parties. In April 2004, a plan of liquidation (the "Plan") was approved by the Bankruptcy Court with respect to NCFE, NPFS, and the Issuers. Under the Plan, GMO SPV I, LLC became eligible to receive, on account of the NPF Securities, one or more cash distributions and interests in certain trusts and/or escrows through which additional distributions may be subsequently received. GMO SPV I, LLC received an initial cash distribution and periodic additional distributions on account of the NPF Securities, the proceeds of which were distributed, less expenses, to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund. GMO Special Purpose Holding Fund's costs in respect of this matter are being treated as an other expense. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.

                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 2005 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds of the Trust that are not offered in the Prospectus) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for each class of shares of each Fund offered in the Prospectus and offering shares of beneficial interest as of February 28, 2005, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2005.

Tobacco-Free Core Fund-Class III

   Net Assets at Value (Equivalent to $12.24 per share based on 18,110,147 shares of    $       221,660,638
beneficial interest outstanding)

   Offering Price                                                                       $             12.24

Tobacco-Free Core Fund-Class IV

   Net Assets at Value (Equivalent to $12.25 per share based on 11,588,088 shares of    $       141,900,039
beneficial interest outstanding)

   Offering Price                                                                       $             12.25

U.S. Quality Equity Fund-Class III

   Net Assets at Value (Equivalent to $20.03 per share based on                         $       463,847,547
23,161,962 shares of beneficial interest outstanding)

   Offering Price                                                                       $             20.03

U.S. Quality Equity Fund-Class IV

   Net Assets at Value (Equivalent to $20.03 per share based on 46,848,497 shares of    $       938,586,492
beneficial interest outstanding)

   Offering Price                                                                       $             20.03

Real Estate Fund-Class III

   Net Assets at Value (Equivalent to $14.54 per share based on 16,216,091 shares of    $       235,837,483
beneficial interest outstanding)

   Offering Price                                                                       $             14.54

Tax-Managed U.S. Equities Fund-Class III

   Net Assets at Value (Equivalent to $12.14 per share based on 6,702,626 shares of     $        81,374,213
beneficial interest outstanding)

   Offering Price                                                                       $             12.14

Tax-Managed Small/Mid Cap Fund-Class III

   Net Assets at Value (Equivalent to $16.94 per share based on 1,599,020 shares of     $        27,085,310
beneficial interest outstanding)

   Offering Price ($16.94 x 100/99.50) *                                                $             17.03

International Intrinsic Value Fund-Class II

   Net Assets at Value (Equivalent to $29.04 per share based on 7,977,577 shares of     $       231,694,874
beneficial interest outstanding)

   Offering Price                                                                       $             29.04

International Intrinsic Value Fund-Class III

---------------------------------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Net Assets at Value (Equivalent to $29.23 per share based on 61,732,170 shares of    $     1,804,485,061
beneficial interest outstanding)

   Offering Price                                                                       $             29.23

International Intrinsic Value Fund-Class IV

   Net Assets at Value (Equivalent to $29.22 per share based on 75,090,466 shares of    $     2,193,987,732
beneficial interest outstanding)

   Offering Price                                                                       $             29.22

Global Growth Fund-Class III

   Net Assets at Value (Equivalent to $22.67 per share based on 2,557,079 shares of     $        57,959,691
beneficial interest outstanding)

   Offering Price ($22.67 x 100/99.70)*                                                 $             22.74

Currency Hedged International Equity Fund-Class III

   Net Assets at Value (Equivalent to $8.38 per share based on 69,355,032 shares of     $       580,905,273
beneficial interest outstanding)

   Offering Price                                                                       $              8.38

Foreign Fund-Class II

   Net Assets at Value (Equivalent to $15.13 per share based on 53,416,317 shares of    $       808,149,450
beneficial interest outstanding)

   Offering Price                                                                       $             15.13

Foreign Fund-Class III

   Net Assets at Value (Equivalent to $15.18 per share based on 241,346,900 shares of   $     3,663,369,883
beneficial interest outstanding)

   Offering Price                                                                       $             15.18

Foreign Fund-Class IV

   Net Assets at Value (Equivalent to $15.18 per share based on 77,037,319 shares of    $     1,169,805,129
beneficial interest outstanding)

   Offering Price                                                                       $             15.18

Foreign Small Companies Fund-Class III

   Net Assets at Value (Equivalent to $17.19 per share based on 24,829,343 shares of    $       426,758,066
beneficial interest outstanding)

   Offering Price                                                                       $             17.19

Foreign Small Companies Fund-Class IV

   Net Assets at Value (Equivalent to $17.20 per share based on 32,974,426 shares of    $       567,047,603
beneficial interest outstanding)

   Offering Price                                                                       $             17.20

International Small Companies Fund-Class III

   Net Assets at Value (Equivalent to $17.84 per share based on 85,030,916 shares of    $     1,517,223,384
beneficial interest outstanding)

   Offering Price ($17.84 x 100/99.40)+                                                 $             17.95

Emerging Markets Fund-Class III

---------------------------------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Net Assets at Value (Equivalent to $19.05 per share based on 232,659,727 shares of   $     4,433,098,445
beneficial interest outstanding)

   Offering Price ($19.05 x 100/99.20)3                                                 $             19.20

Emerging Markets Fund-Class IV

   Net Assets at Value (Equivalent to $19.02 per share based on 171,201,467 shares of   $     3,255,865,123
beneficial interest outstanding)

   Offering Price ($19.02 x 100/99.20)*                                                 $             19.17

Emerging Markets Fund-Class V

   Net Assets at Value (Equivalent to $19.02 per share based on 2,027,531 shares of     $        38,564,119
beneficial interest outstanding)

   Offering Price ($19.02 x 100/99.20)*                                                 $             19.17

Emerging Markets Fund-Class VI

   Net Assets at Value (Equivalent to $19.03 per share based on 109,499,389 shares of   $     2,083,375,698
beneficial interest outstanding)

   Offering Price ($19.03 x 100/99.20)*                                                 $             19.18

Emerging Countries Fund-Class III

   Net Assets at Value (Equivalent to $15.99 per share based on 15,568,128 shares of    $       249,005,248
beneficial interest outstanding)

   Offering Price                                                                       $             15.99

Tax-Managed International Equities Fund-Class III

   Net Assets at Value (Equivalent to $15.78 per share based on 35,485,710 shares of    $       559,911,888
beneficial interest outstanding)

   Offering Price                                                                       $             15.78

Domestic Bond Fund-Class III

   Net Assets at Value (Equivalent to $9.84 per share based on 74,818,477 shares of     $       736,300,481
beneficial interest outstanding)

   Offering Price                                                                       $              9.84

Core Plus Bond Fund-Class III

   Net Assets at Value (Equivalent to $10.35 per share based on 117,456,163 shares of   $     1,216,251,210
beneficial interest outstanding)

   Offering Price                                                                       $             10.35

International Bond Fund-Class III

   Net Assets at Value (Equivalent to $10.61 per share based on 41,335,065 shares of    $       438,365,064
beneficial interest outstanding)

   Offering Price                                                                       $             10.61

Currency Hedged International Bond Fund-Class III

   Net Assets at Value (Equivalent to $9.59 per share based on 105,793,802 shares of    $     1,015,008,746
beneficial interest outstanding)

   Offering Price                                                                       $              9.59

Global Bond Fund-Class III

   Net Assets at Value (Equivalent to $9.11 per share based on 18,734,810 shares of     $       170,750,428
beneficial interest outstanding)

---------------------------------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

   Offering Price                                                                       $              9.11

Emerging Country Debt Fund-Class III

   Net Assets at Value (Equivalent to $11.09 per share based on 98,126,419 shares of    $     1,088,608,891
beneficial interest outstanding)

   Offering Price ($11.09 x 100/99.50)*                                                 $             11.15

Emerging Country Debt Fund-Class IV

   Net Assets at Value (Equivalent to $11.09 per share based on 139,739,111 shares of   $     1,550,401,554
beneficial interest outstanding)

   Offering Price ($11.09 x 100/99.50)*                                                 $             11.15

Emerging Country Debt Share Fund - Class III

   Net Assets at Value (Equivalent to $10.54 per share based on 12,508,133 shares of    $       131,850,007
beneficial interest outstanding)

   Offering Price                                                                       $             10.54

Short-Duration Investment Fund-Class III

   Net Assets at Value (Equivalent to $8.77 per share based on 3,376,086 shares of      $        29,606,928
beneficial interest outstanding)

   Offering Price                                                                       $              8.77

Inflation Indexed Bond Fund-Class III

   Net Assets at Value (Equivalent to $11.53 per share based on 61,449,451 shares of    $       708,224,929
beneficial interest outstanding)

   Offering Price                                                                       $             11.53

Benchmark-Free Allocation Fund-Class III

   Net Assets at Value (Equivalent to $26.50 per share based on 40,299,642 shares of    $     1,068,098,602
beneficial interest outstanding)

   Offering Price ($26.50 x 100/99.64)*                                                 $             26.60

International Equity Allocation Fund-Class III

   Net Assets at Value (Equivalent to $15.19 per share based on 32,191,413 shares of    $       489,026,431
beneficial interest outstanding)

   Offering Price ($15.19 x 100/99.83)*                                                 $             15.22

Global Balanced Asset Allocation Fund-Class III

   Net Assets at Value (Equivalent to $11.33 per share based on 90,969,456 shares of    $     1,030,237,933
beneficial interest outstanding)

   Offering Price ($11.33 x 100/99.91)*                                                 $             11.34

Global (U.S.+) Equity Allocation Fund-Class III

   Net Assets at Value (Equivalent to $11.63 per share based on 28,866,940 shares of    $       335,819,390
beneficial interest outstanding)

   Offering Price ($11.63 x 100/99.85)*                                                 $             11.65

---------------------------------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A

U.S. Sector Fund-Class III

   Net Assets at Value (Equivalent to $6.41 per share based on 23,608,979 shares of     $       151,377,923
beneficial interest outstanding)

   Offering Price ($6.41 x 100/99.92)4                                                  $              6.42

Alpha Only Fund-Class III

   Net Assets at Value (Equivalent to $10.26 per share based on 17,490,310 shares of    $       179,487,675
beneficial interest outstanding)

   Offering Price ($10.26 x 100/99.89)*                                                 $             10.27

---------------------------------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix B

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix B

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I. STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II. STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV. DISCLOSURE

The following disclosure shall be provided:

      A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

      B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

      C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II. PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

      (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

      (2)   ensure that proxies are voted and submitted in a timely manner;

      (3)   handle other administrative functions of proxy voting;

      (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

      (5)   maintain records of votes cast; and

      (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Appendix C

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

      1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

      2.    Overseeing the proxy voting process; and

      3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV. CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy,

Appendix C

or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

      1. GMO has a business relationship or potential relationship with the issuer;

      2. GMO has a business relationship with the proponent of the proxy proposal; or

      3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V. RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

      (1) a copy of these policies and procedures which shall be made available to clients, upon request;

      (2)   a record of each vote cast (which ISS maintains on GMO's behalf);
            and

      (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI. REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis,

Appendix C

considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Appendix C

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Appendix C

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

            Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: o there are serious concerns about the accounts presented or the audit procedures used; o the auditors are being changed without explanation; or o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management

Appendix C

demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      -     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Appendix C

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances: Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix C

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Appendix C

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Appendix C

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                                   Filed Pursuant to Rule 497(e)
                                                  File Nos. 2-98772 and 811-4347

GMO TRUST                                                             Prospectus
                                                                   June 30, 2005

CLASS M SHARES                                     as revised September 23, 2005

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Equity Fund
- Tobacco-Free Core Fund
- U.S. Value Fund
- U.S. Growth Fund
- Real Estate Fund

INTERNATIONAL EQUITY FUNDS
- International Intrinsic Value Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Emerging Countries Fund

This prospectus offers only Class M shares. Information about other funds and classes offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              -----------
FUND SUMMARIES..............................................            1
  U.S. Equity Funds.........................................            2
     U.S. Core Equity Fund..................................            2
     Tobacco-Free Core Fund.................................            4
     U.S. Value Fund........................................            6
     U.S. Growth Fund.......................................            8
     Real Estate Fund.......................................           10
  International Equity Funds................................           12
     International Intrinsic Value Fund.....................           12
     Currency Hedged International Equity Fund..............           14
     Foreign Fund...........................................           16
     Emerging Countries Fund................................           18
DESCRIPTION OF PRINCIPAL RISKS..............................           20
MANAGEMENT OF THE TRUST.....................................           24
DETERMINATION OF NET ASSET VALUE............................           26
NAME POLICIES...............................................           27
DISCLOSURE OF PORTFOLIO HOLDINGS............................           27
HOW TO PURCHASE SHARES......................................           28
HOW TO REDEEM SHARES........................................           29
DISTRIBUTION AND SERVICE (12b-1) PLAN.......................           29
DISTRIBUTIONS AND TAXES.....................................           30
FINANCIAL HIGHLIGHTS........................................           33
INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................           36
FUND CODES...........................................   inside back cover
ADDITIONAL INFORMATION......................................   back cover
SHAREHOLDER INQUIRIES.......................................   back cover
DISTRIBUTOR.................................................   back cover

                                 FUND SUMMARIES

     This section contains summary descriptions of each Fund's investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund's investments and strategies is contained in the Statement of Additional Information ("SAI"). See the back cover of this Prospectus for information about how to receive the SAI. The Funds' Board of Trustees ("Trustees") may change a Fund's investment objective, strategies, and policies without shareholder approval unless the objective or strategy is identified in this Prospectus or in the SAI as "fundamental." Only the investment objectives of the U.S. Core Equity Fund, U.S. Value Fund, U.S. Growth Fund, and International Intrinsic Value Fund are fundamental. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds' investment manager (the "Manager" or "GMO"), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund's investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. Based on its assessment of market conditions, GMO may trade a Fund's investments more frequently at some times than at others. High turnover rates may adversely affect a Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

     MANY OF THE FUND SUMMARIES STATE THAT A FUND WILL "INVEST" OR "MAKE INVESTMENTS" IN A PARTICULAR TYPE OF SECURITY OR OTHER ASSET. WHEN USED IN THIS PROSPECTUS, THE TERMS "INVEST" AND "INVESTMENTS" INCLUDE BOTH DIRECT INVESTING AND INDIRECT INVESTING AND/OR MAKING DIRECT INVESTMENTS AND INDIRECT INVESTMENTS (E.G., INVESTING IN ANOTHER FUND OR MAKING INVESTMENTS IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET). THE MANAGER DEFINES "EQUITY INVESTMENTS" AS INVESTMENTS IN COMMON STOCKS AND OTHER STOCK-RELATED SECURITIES, SUCH AS PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND DEPOSITARY RECEIPTS.

     To comply with Securities and Exchange Commission ("SEC") rules regarding the use of descriptive words in a fund's name, some Funds have adopted policies, described in the section of their summary descriptions entitled "Principal investment strategies," of investing at least 80% of their assets in specific types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"). See "Name Policies."

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Trust" for a description of the Manager and "Description of Principal Risks - Management Risk"). Each Fund is subject to risks based on the types of investments in its portfolio and on the investment strategies it employs. You should refer to "Description of Principal Risks" in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. A Fund may be exposed to risks in addition to the principal risks described in this Prospectus.

     You should keep in mind that an investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     See "Fund Codes" on the inside back cover of this Prospectus for information regarding each Fund's ticker, symbol, and CUSIP number. This Prospectus does not offer shares in any state where they may not lawfully be offered.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE EQUITY FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                       GMO U.S. CORE EQUITY FUND

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------------
  Management fee                                                                              0.31%
  Distribution (12b-1) fee                                                                    0.25%
  Other expenses                                                                              0.02%(1)
  Administration fee                                                                          0.20%(2)
  Total annual operating expenses                                                             0.78%(1)
    Expense reimbursement                                                                     0.02%(3)
  Net annual expenses                                                                         0.76%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class M                                                         $78      $247

             * After reimbursement

                                                   Fund Inception Date: 10/31/91
 GMO TOBACCO-FREE CORE FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies with larger capitalizations, other than tobacco-producing companies. The Manager defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. The Manager defines tobacco-free companies as those companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.

     The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's. As of May 31, 2005, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      TOBACCO FREE CORE FUND (%)
                                                                      --------------------------
1995                                                                             43.00
1996                                                                             18.30
1997                                                                             35.60
1998                                                                             25.20
1999                                                                             21.25
2000                                                                             -0.89
2001                                                                             -8.82
2002                                                                            -20.25
2003                                                                             26.52
2004                                                                              9.26

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)
                      Year-to-Date (as of 3/31/05): -1.72%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              9.26%   -0.08%     13.24%       12.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   8.94%   -1.30%      9.93%        9.17%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     6.42%   -0.70%      9.85%        9.12%
----------------------------------------------------------------------------
 S&P 500 INDEX                   10.88%   -2.30%     12.07%       11.13%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Because Class M shares have higher expenses, however, annual returns for Class M shares would be lower than those of Class III shares.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.33%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.04%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         0.82%
    Expense reimbursement                                                                 0.04%(2)
  Net annual expenses                                                                     0.78%

(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $80       $258      $451      $1,010

       ** After reimbursement

                                                    Fund Inception Date: 9/19/05
 GMO U.S. VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                             GMO U.S. VALUE FUND

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                              0.44%
  Distribution (12b-1) fee                                                                    0.25%
  Other expenses                                                                              0.19%(1)
  Administration fee                                                                          0.20%(2)
  Total annual operating expenses                                                             1.08%(1)
    Expense reimbursement                                                                     0.19%(3)
  Net annual expenses                                                                         0.89%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.44% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class M                                                         $91      $325

             * After reimbursement

                                                    Fund Inception Date: 9/19/05
 GMO U.S. GROWTH FUND

INVESTMENT OBJECTIVE
     Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.

     The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO U.S. GROWTH FUND

PERFORMANCE
     Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                             0.31%
  Distribution (12b-1) fee                                                                   0.25%
  Other expenses                                                                             0.04%(1)
  Administration fee                                                                         0.20%(2)
  Total annual operating expenses                                                            0.80%(1)
    Expense reimbursement                                                                    0.04%(3)
  Net annual expenses                                                                        0.76%(1)

(1) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).

(3) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.31% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class M                                                         $78      $251

             * After reimbursement

                                                    Fund Inception Date: 5/31/96
 GMO REAL ESTATE FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in U.S. companies that issue stocks included in the Morgan Stanley REIT Index, and in companies with similar characteristics. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

     REITs are managed vehicles that invest in real estate or real estate-related investments. The Manager defines real estate-related investments as REITS and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets in, (i) the development, ownership, construction, management, or sale of real estate, (ii) real estate holdings, or
(iii) products or services related to the real estate industry. The Fund typically invests in equity REITs and real estate-related operating companies that own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs.

     The Manager uses proprietary research and quantitative models to identify stocks that are trading at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published index of equity securities issued by REITs. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Morgan Stanley REIT Index ranged from $380 million to $15.2 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Real Estate Risk - Real-estate related securities may decline in value in light of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for the special tax treatment accorded real estate investment trusts under the Internal Revenue Code of 1986, as amended, and/or to maintain exempt status under the Investment Company Act of 1940. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Focused Investment Risk - Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests most of its assets in real estate-related investments, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                            GMO REAL ESTATE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                          Real Estate Fund (%)
1997                                                                                    19.35
1998                                                                                   -24.36
1999                                                                                    -4.66
2000                                                                                    28.83
2001                                                                                     9.71
2002                                                                                     2.17
2003                                                                                    33.85
2004                                                                                    30.43

                        Highest Quarter: 15.17% (4Q2004)
                        Lowest Quarter: -16.27% (3Q1998)
                      Year-to-Date (as of 3/31/05): -7.14%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2004

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS III                                                        5/31/96
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                30.43%   20.31%        N/A     12.65%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     26.69%   18.07%        N/A     10.21%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            21.96%   16.56%        N/A      9.57%
-----------------------------------------------------------------------------
 S&P 500 INDEX(a)                   10.88%   -2.30%        N/A      8.86%
-----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)       31.49%   21.67%        N/A     14.78%
-----------------------------------------------------------------------------

(a) The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor's.
(b) Fund's benchmark.



* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Because Class M shares have higher expenses, however, annual returns for Class M shares would be lower than those of Class III shares.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%(1)
  Distribution (12b-1) fee                                                                  0.25%
  Other expenses                                                                            0.04%
  Administration fee                                                                        0.20%(2)
  Total annual operating expenses                                                           1.03%(1)
    Expense reimbursement                                                                   0.04%(3)
  Net annual expenses                                                                       0.99%(1)

(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.78% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund for Fund expenses through at least June 30, 2006 (see note 3 below).
(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund with respect to Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (before application of the temporary management fee waiver) (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS    5 YEARS    10 YEARS
                                                              --------   -------    -------    --------
Class M                                                         $101       $324       $565      $1,256

       ** Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in first year for each period were also reduced by this temporary waiver, the costs would be $80 for 1 year, $258 for 3 years, $451 for 5 years, and $1,010 for 10 years.

                           INTERNATIONAL EQUITY FUNDS

 GMO INTERNATIONAL INTRINSIC VALUE FUND             Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods subjects the Fund to unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period and since inception with that of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[GRAPH]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
2004                                                                             24.91

                        Highest Quarter: 14.38% (4Q2004)
                         Lowest Quarter: 0.92% (3Q2004)
                      Year-to-Date (as of 3/31/05): 0.14%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Period Ending December 31, 2004

-----------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------------------
 CLASS M                                                          10/2/03
-----------------------------------------------------------------------------
 RETURN BEFORE TAXES                24.91%     N/A       N/A       31.97%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     24.59%     N/A       N/A       31.44%
-----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            16.87%     N/A       N/A       27.41%
-----------------------------------------------------------------------------
 S&P/CITIGROUP PMI EPAC VALUE
  STYLE INDEX(a)                    23.53%     N/A       N/A       31.66%
-----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)                 20.25%     N/A       N/A       28.53%
-----------------------------------------------------------------------------

(a) Fund's benchmark.
(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.54%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.07%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.06%
    Expense reimbursement                                                                 0.07%(2)
  Net annual expenses                                                                     0.99%

(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $101      $330      $578      $1,288
* After reimbursement

                                                    Fund Inception Date: 6/30/95
 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Core Equity Fund ("ICEF"), International Intrinsic Value Fund, and International Growth Equity Fund ("IGEF"). For information regarding ICEF and IGEF, see "Investments in GMO Funds Offered Through Separate Prospectuses" on page 36. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations measured by export and producer price parity, balance of payments, and interest rates.

     The Manager looks at the underlying Funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments relative to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Funds' investments and periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the value that the Manager anticipates), Market Risk - Growth Securities (risk that some equity securities purchased by the underlying Funds will be more sensitive to market fluctuations since their market prices are highly sensitive to future earnings expectations), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                   GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL EQUITY FUND (%)
                                                              ---------------------------------------------
1996                                                                               15.28
1997                                                                               12.90
1998                                                                                7.29
1999                                                                               20.91
2000                                                                                9.89
2001                                                                               -5.27
2002                                                                              -14.26
2003                                                                               20.96
2004                                                                               14.77

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)
                      Year-to-Date (as of 3/31/05): 3.34%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/30/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              14.77%    4.38%        N/A       9.48%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   14.77%    0.89%        N/A       5.23%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           9.60%   -0.13%        N/A       4.87%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(a)               20.25%   -1.13%        N/A       5.64%
----------------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)      12.01%   -4.85%        N/A       6.93%
----------------------------------------------------------------------------

(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Because Class M shares have higher expenses, however, annual returns for Class M shares would be lower than those of Class III shares.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

                             ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.54%(1)
  Distribution (12b-1) fee                                                                0.25%(1)
  Other expenses                                                                          0.07%(1)
  Administration fee                                                                      0.20%(1,2)
  Total annual operating expenses                                                         1.06%(1)
    Expense reimbursement                                                                 0.72%(3)
  Net annual expenses                                                                     0.34%(1)
    Fees and expenses of underlying Funds                                                 0.65%(4)
  Aggregate annual expenses (Fund and underlying Fund expenses)                           0.99%(4)

(1) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund.
(2) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
(3) The Manager has contractually agreed to reimburse the Fund for certain Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses ( excluding the administration fee, distribution (12b-1) fee, expenses indirectly incurred by investment in underlying Funds and certain other expenses described on page 26 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.
(4) The amounts indicated are based on the indirect net expenses associated with the Fund's investment in underlying Funds for the fiscal year ended February 28, 2005. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.

EXAMPLE
     This example helps you compare the cost of investing in the Fund (including direct and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $101      $485      $895      $2,039

       ** After reimbursement

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                                GMO FOREIGN FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[Bar Graph]

                                                                           FOREIGN FUND (%)
                                                                           ----------------
2003                                                                             40.33
2004                                                                             21.68

                        Highest Quarter: 18.58% (2Q2003)
                        Lowest Quarter: -5.93% (1Q2003)
                      Year-to-Date (as of 3/31/05): -1.00%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

------------------------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS   INCEPT.*
------------------------------------------------------------------------------
 CLASS M                                                          1/25/02
------------------------------------------------------------------------------
 RETURN BEFORE TAXES                21.68%      N/A        N/A     18.30%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     21.02%      N/A        N/A     17.76%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            15.02%      N/A        N/A     15.73%
------------------------------------------------------------------------------
 MSCI EAFE INDEX                    20.25%      N/A        N/A     13.91%
------------------------------------------------------------------------------
* Since inception of Class M shares.



FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.60%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.06%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.11%
    Expense reimbursement                                                                 0.06%(2)
  Net annual expenses                                                                     1.05%

(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, and other expenses described on page 26 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $107      $347      $606      $1,346

       ** After reimbursement

                                                    Fund Inception Date: 8/29/97
 GMO EMERGING COUNTRIES FUND

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models it uses may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund (another series of GMO Trust, offered through a separate prospectus) and has a value bias relative to many other traditional emerging markets funds.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance. This risk is particularly pronounced for the Fund because it invests most of its assets in securities of issuers based in countries with emerging market economies, which tend to be more volatile than the economies of developed countries.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, whose economies tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.

                       ANNUAL TOTAL RETURN/Class M Shares
                            Year Ending December 31
[Graph]

                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
2003                                                                             68.79
2004                                                                             26.55

                        Highest Quarter: 24.42% (2Q2003)
                        Lowest Quarter: -10.61% (2Q2004)
                      Year-to-Date (as of 3/31/05): 2.00%


                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2004

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.*
----------------------------------------------------------------------------
 CLASS M                                                         7/9/02
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              26.55%      N/A        N/A      27.75%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   22.22%      N/A        N/A      25.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          20.15%      N/A        N/A      23.51%
----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           28.11%      N/A        N/A      26.49%
----------------------------------------------------------------------------
* Since inception of Class M shares.

FEES AND EXPENSES
     The table below shows the expected cost of investing in the Fund.

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of average daily net assets)
  --------------------------------------------------------------------------------------------
  Management fee                                                                          0.65%
  Distribution (12b-1) fee                                                                0.25%
  Other expenses                                                                          0.35%
  Administration fee                                                                      0.20%(1)
  Total annual operating expenses                                                         1.45%
    Expense reimbursement                                                                 0.05%(2)
  Net annual expenses                                                                     1.40%

(1) The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).
(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, expenses incurred indirectly by investment in underlying Funds, and other expenses described on page 26 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.

EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                              1 YEAR**   3 YEARS   5 YEARS   10 YEARS
                                                              --------   -------   -------   --------
Class M                                                         $143      $454      $787      $1,731

       ** After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-------------------------------------------------------------------------------------------------------------------------
                                  MARKET RISK
                                  -----------               SMALLER                  FOREIGN                   NON-
                                    EQUITY     LIQUIDITY    COMPANY   DERIVATIVES   INVESTMENT  CURRENCY  DIVERSIFICATION
                                  SECURITIES     RISK        RISK         RISK         RISK       RISK         RISK
-------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                --                                   --
-------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund               --                                   --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                      --                                   --                                   --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                     --                                   --                                   --
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                     --                                   --                                   --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
   Fund                               --          --          --           --           --         --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
   Equity Fund                        --          --                       --           --         --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                         --          --          --           --           --         --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund              --          --          --           --           --         --           --
-------------------------------------------------------------------------------------------------------------------------

---------------------------------  ----------------------------------------------------------------

                                     FOCUSED      CREDIT AND                     FUND OF    REAL
                                    INVESTMENT   COUNTERPARTY     MANAGEMENT      FUNDS    ESTATE
                                       RISK          RISK            RISK         RISK      RISK
---------------------------------  ----------------------------------------------------------------
 U.S. EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                                --              --
------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                               --              --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                                      --              --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Growth Fund                                     --              --
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                       --            --              --                     --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
   Fund                                               --              --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
   Equity Fund                                        --              --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                         --              --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                              --              --
-------------------------------------------------------------------------------------------------------------------------

     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund may change over time. The SAI includes more information about the Funds and their investments.

      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. They may also decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     All of the Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments and periods of poor performance.

     Value Securities Risk. Some Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the Funds. The risks are particularly pronounced for the U.S. Value Fund, International Intrinsic Value Fund, and Foreign Fund, which invest primarily in value securities.

     Growth Securities Risk. Some Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, growth stock prices typically fall. All of the Funds are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, which invests primarily in growth securities.

     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

     This risk may be particularly pronounced for some of the International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations.

     - DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

     The risks of using derivatives are particularly pronounced for Currency Hedged International Equity Fund, which makes frequent use of currency forwards.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, which normally invest a significant portion of their assets in foreign securities. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.

     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to more foreign investment risk than Funds investing primarily in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including both governmental and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Countries Fund, which typically invests most of its assets in securities of emerging market issuers. Foreign Fund, which may invest a significant portion of its assets in securities of emerging market issuers, is also subject to increased foreign investment risk.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

     Many of the Funds hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. Many of the Funds also take active currency positions and hedge the currency exposure of the securities in which they have invested. This may result in their currency exposure being substantially different than the currency exposure of those securities.

     All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The U.S. Value Fund, U.S. Growth Fund, Real Estate Fund, Currency Hedged International Equity Fund, Foreign Fund, and Emerging Countries Fund are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."

     - FOCUSED INVESTMENT RISK. Geographic, industry, or company diversification can reduce overall risk, and investments in a limited number of countries, geographic regions, or companies or in industries with high positive correlations to one another can increase overall risk. Therefore, Funds whose investments are focused in particular countries, regions, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio that includes other investments.

     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for the Real Estate Fund, which invests a substantial portion of its assets in real estate-related industries (see also "Real Estate Risk" below).

     Similarly, Funds that invest a significant portion of their assets in securities of companies in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often are affected similarly by economic, market, political, or other developments.

     Funds that invest significant portions of their assets in the securities of a relatively few companies are particularly exposed to adverse developments affecting those companies.

     - REAL ESTATE RISK. Because a fundamental policy of the Real Estate Fund is to concentrate its assets in real-estate related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values may include the supply of real property in particular markets, changes in zoning laws, completion of construction, changes in property taxes, levels of occupancy, rent levels, and local and regional markets for competing asset classes. The value of real-estate related securities also may be affected by changes in interest rates and social and economic trends. REITs are also dependent on cash flow from their investments and are subject to defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act.

     - LEVERAGING RISK. A Fund's use of reverse repurchase agreements and other derivatives may cause its portfolio to be leveraged. Leverage increases a Fund's portfolio losses when the value of its investments declines. A Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund's net assets. However, occasionally a large redemption may result in overnight net long exposure of over 100% of a Fund's net assets. Funds may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The Funds also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make settlement payments, or otherwise to honor its obligations.

     A Fund is exposed to credit risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) and lends its portfolio securities. A Fund is also exposed to credit risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. Notwithstanding its benchmark, a Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the Funds invest in those securities, their performance depends on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the GMO Funds in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

                            MANAGEMENT OF THE TRUST

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of May 31, 2005, GMO managed on a worldwide basis more than $87 billion for the GMO Funds and institutional investors, such as pension plans, endowments, and foundations.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Class M shares of a Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased.

     For the fiscal year ended February 28, 2005, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets set forth in the table below.

                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
Tobacco-Free Core Fund                       0.29%
Real Estate Fund                             0.29%
International Intrinsic Value Fund           0.47%

                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
Currency Hedged International Equity
  Fund                                       0.00%
Foreign Fund                                 0.54%
Emerging Countries Fund                      0.60%

     As of the date of this Prospectus, each of the U.S. Core Equity Fund, U.S. Value Fund, and U.S. Growth Fund has not operated for a full fiscal year, but pays the Manager as compensation for management services rendered an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's "Annual Fund operating expenses" table under the caption "Fees and expenses."

     A discussion of the basis for the Trustees' approval of the Funds' investment advisory contracts is included in the shareholder reports for the period during which the Trustees approved such contracts.

     Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division's investment professionals work collaboratively to manage the GMO Funds' portfolio, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Intrinsic Value Fund
                                         Currency Hedged International Equity Fund
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Countries Fund
  ---------------------------------------------------------------------------------------------------

     The following table identifies the senior member(s) of GMO's Investment Divisions who are responsible for the Funds and each senior member's length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

------------------------------------------------------------------------------------------------------------------
                                                 SENIOR MEMBER
FUNDS                                         (LENGTH OF SERVICE)   TITLE; BUSINESS EXPERIENCE DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
 U.S. Core Equity Fund                        Robert Soucy*         Co-Director, U.S. Quantitative Division, GMO.
 Tobacco-Free Core Fund                       (since 2001)          Mr. Soucy has been responsible (jointly with
 U.S. Growth Fund                                                   Mr. Wilderman since 2005) for overseeing the
                                                                    portfolio management of GMO's U.S.
                                                                    quantitative equity portfolios since 2001.
                                                                    Prior to this position, Mr. Soucy was
                                                                    responsible for portfolio management and
                                                                    research at GMO.
                                              --------------------------------------------------------------------
                                              Sam Wilderman         Co-Director, U.S. Quantitative Division, GMO.
                                              (since 2005)          Mr. Wilderman has been responsible (jointly
                                                                    with Mr. Soucy) for overseeing the portfolio
                                                                    management of GMO's U.S. quantitative equity
                                                                    portfolios since 2005. Prior to this position,
                                                                    Mr. Wilderman was responsible for portfolio
                                                                    management of and research for GMO's emerging
                                                                    equity portfolios.
------------------------------------------------------------------------------------------------------------------
 U.S. Value Fund                              Edmond Choi           Member, U.S. Quantitative Division, GMO. Mr.
 Real Estate Fund                             (since 2001)          Choi is currently responsible for managing or
                                                                    overseeing the portfolio management of certain
                                                                    GMO U.S. equity portfolios. From 1994 to 2005,
                                                                    Mr. Choi was a member of the division
                                                                    responsible for managing GMO's U.S. active
                                                                    equity portfolios, and, beginning in 2001, was
                                                                    responsible for overseeing the management of
                                                                    GMO's U.S. active equity portfolios.
------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund           Thomas Hancock        Director, International Quantitative Division,
 Currency Hedged International Equity Fund    (since 1995)          GMO. Dr. Hancock has been responsible for
                                                                    overseeing the portfolio management of GMO's
                                                                    international developed market and global
                                                                    quantitative equity portfolios since 1995.
------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                 Ann Spruill           Director, International Active Division, GMO.
                                              (since 1993)          Ms. Spruill has been responsible for
                                                                    overseeing the portfolio management of GMO's
                                                                    international active equity portfolios since
                                                                    1993.
------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                      Arjun Divecha         Director, Emerging Markets Division, GMO. Mr.
                                              (since 1993)          Divecha has been responsible for overseeing
                                                                    the portfolio management of GMO's emerging
                                                                    markets equity portfolios since 1993. Prior to
                                                                    2001, Mr. Divecha provided these services
                                                                    through Dancing Elephant, Ltd., which had been
                                                                    engaged by GMO to provide consulting services
                                                                    to GMO with respect to those portfolios.
------------------------------------------------------------------------------------------------------------------

* Mr. Soucy will retire as of December 31, 2005.

     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of Funds for which they have responsibility.

OTHER CLASSES OF GMO TRUST SHARES

     This Prospectus offers only Class M shares of certain Funds of the Trust. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses and private placement memoranda. Principal features of these other classes include substantial minimum investment requirements (typically $5,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.

CUSTODIANS AND FUND ACCOUNTING AGENTS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians and Fund accounting agents on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT

     As more fully described in the Funds' "Fees and expenses" tables, the Manager has contractually agreed to reimburse some Funds of the Trust for a portion of their expenses through at least the dates shown in the tables. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fee, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries Fund), and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by that Fund. A Fund's Class M per share net asset value is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to its Class M shares, less any liabilities attributable to its Class M shares, by the total outstanding Class M shares of the Fund. The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     - In addition, as discussed below, the Trustees have adopted fair value pricing procedures in cases where the closing prices for foreign securities that trade in foreign securities markets or on foreign securities exchanges that close prior to the close of the NYSE do not reflect events occurring after those prices were determined and before the close of the NYSE.

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Options written by a Fund

     - Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Funds' use of "fair value" pricing, you should note the following:

        -- In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

        -- Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                 NAME POLICIES

     A Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund's investments be "tied economically" to that country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Funds' portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately 5 days after month end.

     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Trust who have invested in the Trust through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding a Fund's portfolio holdings.

     The Funds or GMO may suspend the posting of portfolio holdings, or the Funds may modify the disclosure policy without notice to shareholders. Once posted, a Fund's portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's Class M shares on any day when the NYSE is open for business through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds' behalf. Brokers and agents accepting purchases on a Fund's behalf may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, please contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

     - The name of the Fund being purchased;

     - The dollar amount of the shares to be purchased;

     - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

     - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

     - The signature of an authorized signatory as identified in the GMO Trust Application; and

     - Payment in full (by check, wire, or securities).

      > If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If a purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset values at the time of redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice a Fund may temporarily or permanently suspend sales of its shares to new investors and in some circumstances, existing shareholders.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met:
(i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     A Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value" on page 26. The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.

     Shares of some Funds are distributed through financial intermediaries who submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Funds' ability to detect prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

     You may redeem a Fund's Class M shares on any day when the NYSE is open for business. Redemption requests should be processed through the broker or agent through which the Fund shares to be redeemed were purchased. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, please contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

     - The name of the Fund being redeemed;

     - The number of shares or the dollar amount of the shares to be redeemed;

     - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date).

     - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity; and

     - The signature of an authorized signatory as identified in the GMO Trust Application.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash.

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed on days other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for your protection.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder (including Class M shares) have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or
(ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

                     DISTRIBUTION AND SERVICE (12b-1) PLAN

     Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                            DISTRIBUTIONS AND TAXES

     The policy of each U.S. Equity Fund (except for the Real Estate Fund) is to declare and pay distributions of its net income, if any, quarterly. The policy of each other Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gain dividends from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to shareholders.

     All dividends and/or distributions are paid in shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, or by notifying their broker or agent.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

     - If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - A Fund's use of derivatives and securities lending may increase the amount of taxes payable by its shareholders.

     - A Fund's investment in other series of the GMO Trust or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.

     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax).

     For information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for Fund distributions of gain attributable to "U.S. real property interests," see the SAI.

                      [This page intentionally left blank]

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

As of the year ended February 28, 2005, three Funds, Emerging Countries Fund, Foreign Fund, and International Intrinsic Value Fund, offered Class M Shares. The financial highlights shown for these three Funds are for a Class M Share outstanding from the period covering each Fund's date of commencement of operations to February 28, 2005. For all other Funds, the financial highlights shown are for a Class III Share outstanding throughout each relevant period. Class III Shares of each Fund are offered through a separate prospectus.

U.S. EQUITY FUNDS
-------------------------

TOBACCO-FREE CORE FUND

                                                           CLASS III SHARES
                                   ----------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------
                                     2005          2004          2003          2002          2001
                                   --------      --------      --------      --------      --------
Net asset value, beginning of
  period......................     $  11.76      $   8.69      $  11.23      $  12.29      $  14.35
                                   --------      --------      --------      --------      --------
Income from investment
  operations:
  Net investment income+......         0.17          0.13          0.12          0.15          0.17
  Net realized and unrealized
    gain (loss)...............         0.54          3.07         (2.55)        (1.07)        (0.20)
                                   --------      --------      --------      --------      --------
    Total from investment
      operations..............         0.71          3.20         (2.43)        (0.92)        (0.03)(a)
                                   --------      --------      --------      --------      --------
Less distributions to
  shareholders:
  From net investment
    income....................        (0.18)        (0.13)        (0.11)        (0.14)        (0.19)
  From net realized gains.....        (0.05)        --            --            --            (1.84)
                                   --------      --------      --------      --------      --------
    Total distributions.......        (0.23)        (0.13)        (0.11)        (0.14)        (2.03)
                                   --------      --------      --------      --------      --------
Net asset value, end of
  period......................     $  12.24      $  11.76      $   8.69      $  11.23      $  12.29
                                   ========      ========      ========      ========      ========
Total Return(b)...............         6.16%        37.06%       (21.69)%       (7.53)%       (0.83)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................     $221,661      $188,370      $163,025      $133,203      $260,432
  Net expenses to average
    daily net assets..........         0.48%         0.48%         0.48%         0.48%         0.48%
  Net investment income to
    average daily net
    assets....................         1.43%         1.26%         1.26%         1.24%         1.20%
  Portfolio turnover rate.....           68%           63%           62%           85%           82%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........         0.04%         0.04%         0.04%         0.03%         0.05%

(a)The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.

REAL ESTATE FUND*

                                                                                       CLASS III SHARES
                                                                 ------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                 ------------------------------------------------------------
                                                                   2005         2004         2003         2002         2001
                                                                 --------     --------     --------     --------     --------
Net asset value, beginning of period........................     $  14.65     $  10.49     $  11.17     $  10.31     $   8.26
                                                                 --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................         0.59+        0.58+        0.50+        0.56+        0.60
  Net realized and unrealized gain (loss)...................         1.55         4.01        (0.71)        0.84         1.92
                                                                 --------     --------     --------     --------     --------
    Total from investment operations........................         2.14         4.59        (0.21)        1.40         2.52
                                                                 --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................        (0.87)       (0.43)       (0.47)       (0.54)       (0.47)
  From net realized gains...................................        (1.38)          --           --           --           --
                                                                 --------     --------     --------     --------     --------
    Total distributions.....................................        (2.25)       (0.43)       (0.47)       (0.54)       (0.47)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period..............................     $  14.54     $  14.65     $  10.49     $  11.17     $  10.31
                                                                 ========     ========     ========     ========     ========
Total Return(a).............................................        16.01%       44.56%       (2.16)%      13.73%       30.86%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $235,837     $191,458     $142,256     $192,606     $133,420
  Net expenses to average daily net assets..................         0.48%        0.52%        0.69%        0.69%        0.69%
  Net investment income to average daily net assets.........         4.13%        4.61%        4.47%        5.18%        5.85%
  Portfolio turnover rate...................................          134%          56%          61%           6%          11%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.25%        0.24%        0.04%        0.05%        0.05%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
+  Computed using average shares outstanding throughout the period.
* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS
------------------------------------------

INTERNATIONAL INTRINSIC VALUE FUND

                                                                           CLASS M SHARES
                                                                 ----------------------------------
                                                                                  PERIOD FROM
                                                                                OCTOBER 2, 2003
                                                                                 (COMMENCEMENT
                                                                             OF OPERATIONS) THROUGH
                                                                  2005         FEBRUARY 29, 2004
                                                                 -------     ----------------------
Net asset value, beginning of period........................     $ 24.15             $20.92
                                                                 -------             ------
Income from investment operations:
  Net investment income+....................................        0.44               0.01
  Net realized and unrealized gain..........................        5.04               3.73
                                                                 -------             ------
    Total from investment operations........................        5.48               3.74
                                                                 -------             ------
Less distributions to shareholders:
  From net investment income................................       (0.61)             (0.51)
  From net realized gains...................................       (0.04)                --
                                                                 -------             ------
    Total distributions.....................................       (0.65)             (0.51)
                                                                 -------             ------
Net asset value, end of period..............................     $ 28.98             $24.15
                                                                 =======             ======
Total Return(a).............................................       22.88%             18.06%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $18,347             $7,408
  Net expenses to average daily net assets..................        0.99%              0.99%*
  Net investment income to average daily net assets.........        1.72%              0.12%*
  Portfolio turnover rate...................................          46%                44%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.07%              0.09%*

(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.
+  Computed using average shares outstanding throughout the period.
*  Annualized.
** Not Annualized.

CURRENCY HEDGED INTERNATIONAL EQUITY FUND*

                                                                                         CLASS III SHARES
                                                                  ---------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28/29,
                                                                  ---------------------------------------------------------------
                                                                    2005         2004           2003           2002        2001
                                                                  --------     --------        -------        -------     -------
Net asset value, beginning of period......................        $   7.33     $   5.54        $  7.14        $  9.25     $ 10.04
                                                                  --------     --------        -------        -------     -------
Income from investment operations:
  Net investment income+..................................            0.21(a)      0.20(a)        0.22(a)        0.46(a)     0.23
  Net realized and unrealized gain (loss).................            0.84         1.59          (1.55)         (1.00)       1.34
                                                                  --------     --------        -------        -------     -------
    Total from investment operations......................            1.05         1.79          (1.33)         (0.54)       1.57
                                                                  --------     --------        -------        -------     -------
Less distributions to shareholders:
  From net investment income..............................              --           --          (0.27)         (1.53)      (0.21)
  From net realized gains.................................                           --             --          (0.04)      (2.15)
                                                                  --------     --------        -------        -------     -------
    Total distributions...................................              --           --          (0.27)         (1.57)      (2.36)
                                                                  --------     --------        -------        -------     -------
Net asset value, end of period............................        $   8.38     $   7.33        $  5.54        $  7.14     $  9.25
                                                                  ========     ========        =======        =======     =======
Total Return(b)...........................................           14.32%       32.31%        (19.53)%        (5.38)%     16.69%
Ratios/Supplemental Data:
  Net assets, end of period (000's).......................        $580,905     $160,586        $28,923        $37,581     $49,332
  Net expenses to average daily net assets................            0.04%(c)     0.04%(c)       0.06%(c)       0.31%(c)    0.69%
  Net investment income to average daily net assets.......            2.64%(a)     2.98%(a)       3.32%(a)       5.33%(a)    2.23%
  Portfolio turnover rate.................................               3%           5%            90%           120%         39%
  Fees and expenses reimbursed by the Manager to average
    daily net assets......................................            0.71%        0.87%          1.32%          0.79%       0.38%

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.
(b) Total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
+  Computed using average shares outstanding throughout the period.
* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN FUND

                                                                                 CLASS M SHARES
                                                                ------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                                ------------------------------------------------
                                                                                                  PERIOD FROM
                                                                                               JANUARY 25, 2002
                                                                                                 (COMMENCEMENT
                                                                                               OF OPERATIONS) TO
                                                                 2005      2004       2003     FEBRUARY 28, 2002
                                                                ------    -------    ------    -----------------
Net asset value, beginning of period........................    $13.25    $  8.86    $ 9.93          $9.85
                                                                ------    -------    ------          -----
Income from investment operations:
  Net investment income(a)..................................      0.30       0.14      0.05           0.00(b)
  Net realized and unrealized gain (loss)...................      2.21       4.45     (0.93)          0.08
                                                                ------    -------    ------          -----
    Total from investment operations........................      2.51       4.59     (0.88)          0.08
                                                                ------    -------    ------          -----
Less distributions to shareholders:
  From net investment income................................     (0.21)     (0.20)    (0.19)            --
  From net realized gains...................................     (0.36)        --      --               --
                                                                ------    -------    ------          -----
    Total distributions.....................................     (0.57)     (0.20)    (0.19)            --
                                                                ------    -------    ------          -----
Net asset value, end of period..............................    $15.19    $ 13.25    $ 8.86          $9.93
                                                                ======    =======    ======          =====
Total Return(c).............................................     19.18%     52.10%    (9.09)%         0.81%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $3,508    $12,878    $4,449          $   1
  Net expenses to average daily net assets..................      1.05%      1.05%     1.06%          1.05%*
  Net investment income to average daily net assets.........      2.24%      1.23%     0.55%          0.35%*
  Portfolio turnover rate...................................        23%        25%       22%            22%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%      0.08%     0.10%          0.09%*

(a)Computed using average shares outstanding throughout the period.
(b)Net investment income earned was less than $.01 per share.
(c)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
*  Annualized.
** Not annualized.

EMERGING COUNTRIES FUND

                                                                               CLASS M SHARES
                                                                --------------------------------------------
                                                                                 YEAR ENDED
                                                                              FEBRUARY 28/29,
                                                                --------------------------------------------
                                                                                           PERIOD FROM
                                                                                           JULY 9, 2002
                                                                                          (COMMENCEMENT
                                                                                      OF OPERATIONS) THROUGH
                                                                 2005       2004        FEBRUARY 28, 2003
                                                                -------    -------    ----------------------
Net asset value, beginning of period........................    $ 14.91    $  8.51           $  9.85
                                                                -------    -------           -------
Income from investment operations:
  Net investment income.....................................       0.26+      0.11              0.01
  Net realized and unrealized loss..........................       3.39       6.71             (1.35)
                                                                -------    -------           -------
    Total from investment operations........................       3.65       6.82             (1.34)
                                                                -------    -------           -------
Less distributions to shareholders:
  From net investment income................................      (0.27)     (0.20)               --
  From net realized gains...................................      (2.42)     (0.22)               --
                                                                -------    -------           -------
    Total distributions.....................................      (2.69)     (0.42)               --
                                                                -------    -------           -------
Net asset value, end of period..............................    $ 15.87    $ 14.91           $  8.51
                                                                =======    =======           =======
Total Return(a).............................................      28.30%     80.98%           (13.60)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $69,109    $58,346           $   579
  Net expenses to average daily net assets..................       1.40%      1.45%             1.57%*
  Net investment income to average daily net assets.........       1.82%      1.27%             0.20%*
  Portfolio turnover rate...................................         53%        57%              108%***
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................       0.05%      0.06%             0.41%*

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

+   Computed using average shares outstanding throughout the period.

*   Annualized.
**  Not annualized.
*** Calculation represents portfolio turnover of the Fund for the year ended
    February 28, 2003.

         INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES

     GMO International Core Equity Fund ("ICEF"), GMO International Growth Equity Fund ("IGEF") and GMO International Small Companies Fund ("ISCF"), each a portfolio of the Trust, are offered through a separate prospectus. Each of ICEF, IGEF and ISCF may be an "underlying Fund" of Currency Hedged International Equity Fund, as that term is used in Currency Hedged International Equity Fund's "Principal investment strategies" in this Prospectus. The following summarizes each underlying Fund's principal investment strategies and risks. Additional information on ICEF, IGEF and ISCF is set forth in a separate prospectus.

     GMO INTERNATIONAL CORE EQUITY FUND. ICEF typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, ICEF invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct ICEF's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage ICEF's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to ICEF's benchmark.

     ICEF intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, ICEF may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. ICEF will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, ICEF's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. ICEF also may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The current benchmark of ICEF is the MSCI EAFE Index (Europe, Australasia, and Far East).

     Currency Hedged International Equity Fund's investment in ICEF will be subject to all the risks associated with a direct investment in international equity securities and related derivative instruments. The principal risks of an investment in ICEF are Market Risk - Equity Securities, Foreign Investment Risk, Currency Risk, Liquidity Risk, Market Risk - Value Securities, Derivatives Risk, Credit and Counterparty Risk, Smaller Company Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

     GMO INTERNATIONAL GROWTH EQUITY FUND. IGEF typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S. Under normal circumstances, IGEF invests at least 80% of its assets in equity investments.

     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The Manager maintains diversification across countries, and tilts IGEF's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models it uses may change over time.

     IGEF intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, IGEF may (but is not obligated to) use exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. IGEF will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, IGEF's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. IGEF also may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The current benchmark of IGEF is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index.

     Currency Hedged International Equity Fund's investment in IGEF will be subject to all the risks associated with a direct investment in international equity securities and related derivative instruments. The principal risks of an investment in IGEF are

Market Risk - Equity Securities, Market Risk - Growth Securities, Foreign Investment Risk, Currency Risk, Liquidity Risk, Derivatives Risk, Credit and Counterparty Risk, Smaller Company Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

     GMO INTERNATIONAL SMALL COMPANIES FUND. ISCF typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's equity issues. As of May 31, 2005, the market capitalization of the largest company included within the Fund's definition of small companies was approximately $5.8 billion. Under normal circumstances, ISCF invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct ISCF's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     ISCF intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. ISCF may make investments in emerging markets, but these investments will generally comprise 10% or less of ISCF's assets. In pursuing its investment objective, ISCF may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. ISCF will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, ISCF's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. ISCF also may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The current benchmark of ISCF is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

     Currency Hedged International Equity Fund's investment in ISCF will be subject to all the risks associated with a direct investment in international equity securities and related derivative instruments. The principal risks of an investment in ISCF are Smaller Company Risk, Market Risk -- Equity Securities, Foreign Investment Risk, Liquidity Risk, Currency Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                   FUND CODES

     The following chart identifies the ticker symbol, trading symbol, and CUSIP number for the Class M shares of the six Funds discussed in this Prospectus which currently offer Class M shares.

                            FUND NAME                            SHARE
                   (AND PAGE # IN PROSPECTUS)                    CLASS     TICKER    SYMBOL         CUSIP
                   --------------------------                   -------    ------   ---------    -----------
   U.S. EQUITY FUNDS
   U.S. Core Equity Fund (p. 2)                                 Class M    GMTMX    USCoreEq     362013 61 7
   U.S. Value Fund (p. 6)                                       Class M    GMAMX    N/A          362013 55 9
   U.S. Growth Fund (p. 8)                                      Class M    GMWMX    USGrowth     362013 54 2

   INTERNATIONAL EQUITY FUNDS
   International Intrinsic Value Fund (p. 12)                   Class M    N/A      N/A          362008 47 6
   Foreign Fund (p. 16)                                         Class M    GMFMX    N/A          362008 46 8
   Emerging Countries Fund (p. 18)                              Class M    GECMX    EmgCntrsM    362008 43 5

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' SAI are available free of charge at http://www.gmo.com or by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus, SAI, and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                    information from and direct inquiries to
                          the broker or agent through
                          whom shares were purchased.
                    Shareholders may also request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                        100 Summer Street, 15(th) Floor
                          Boston, Massachusetts 02110

                                      INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

                                   ----------

                                 CLASS M SHARES

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                  June 30, 2005, as revised September 23, 2005

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2005, as revised September 23, 2005, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at
(617) 346-7646.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.......................................     1
FUND INVESTMENTS.........................................................     1
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS...............................     3
USES OF DERIVATIVES......................................................    28
TRACKING ERROR...........................................................    33
INVESTMENT RESTRICTIONS..................................................    33
DETERMINATION OF NET ASSET VALUE.........................................    36
DISTRIBUTIONS............................................................    37
TAXES....................................................................    38
PERFORMANCE OBJECTIVES...................................................    48
MANAGEMENT OF THE TRUST..................................................    49
INVESTMENT ADVISORY AND OTHER SERVICES...................................    60
DISTRIBUTION (12B-1) PLAN................................................    66
PORTFOLIO TRANSACTIONS...................................................    67
PROXY VOTING POLICIES AND PROCEDURES.....................................    69
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................    69
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................    72
VOTING RIGHTS............................................................    74
SHAREHOLDER AND TRUSTEE LIABILITY........................................    75
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES.....................    75
FINANCIAL STATEMENTS.....................................................    76

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS
APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
APPENDIX C -- PROXY VOTING POLICIES AND PROCEDURES

                       INVESTMENT OBJECTIVES AND POLICIES

     The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

     The charts on the following pages indicate the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                          U.S.
                                                                          Core                    U.S.    U.S.     Real
                                                                         Equity   Tobacco-Free   Value   Growth   Estate
                           U.S. EQUITY FUNDS                              Fund      Core Fund     Fund    Fund     Fund
                           -----------------                             ------   ------------   -----   ------   ------
Domestic Equity Securities(1)                                               X           X          X        X        X
Foreign Investments--Foreign Issuers(2)                                                            X                 X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)          X           X          X        X        X
Foreign Investments--Emerging Market Issuers or Countries(2)
Securities Lending                                                          X                      X        X
Depository Receipts                                                         X           X          X        X        X
Convertible Securities                                                      X           X          X        X
Preferred Stocks                                                                                   X                 X
Warrants and Rights                                                         X           X          X        X        X
Options and Futures                                                         X           X          X        X        X
Swap Contracts and Other Two-Party Contracts                                X           X          X        X        X
Foreign Currency Transactions
Repurchase Agreements                                                       X           X          X        X        X
Debt and Other Fixed Income Securities                                      X           X          X        X        X
Debt and Other Fixed Income Securities--Long and Medium Term Corporate      X           X                   X
   & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate &              X           X                   X
   Government Bonds(3)
Cash and Other High Quality Investments                                     X           X          X        X        X
U.S. Government Securities and Foreign Government Securities                X           X          X        X        X
Real Estate Investment Trusts ("REITS")                                     X           X          X        X        X
Mortgage-Backed Securities, Asset-Backed Securities, Collateralized                                                  X
   Mortgage Obligations, and Collateralized Debt Obligations
Adjustable Rate Securities                                                                                           X
Below Investment Grade Securities                                                                                    X
Zero Coupon Securities                                                                                               X
Indexed Securities                                                                                                   X
Structured Notes
Firm Commitments and When-Issued Securities                                                                          X
Reverse Repurchase Agreements and Dollar Roll Agreements                                                             X
Illiquid Securities                                                         X           X          X        X        X
Investments in Other Investment Companies                                   X           X          X        X        X
Investments in Other Investment Companies--Shares of Other GMO Trust
   Funds

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk -- Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                                            Currency
                                                                                             Hedged
                                                                         International   International              Emerging
                                                                           Intrinsic         Equity      Foreign   Countries
                      INTERNATIONAL EQUITY FUNDS                           Value Fund         Fund         Fund       Fund
                      --------------------------                         -------------   -------------   -------   ---------
Domestic Equity Securities(2)                                                  X               X            X          X
Foreign Investments--Foreign Issuers(2)                                        X               X            X          X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges)(2)             X               X            X          X
Foreign Investments--Emerging Market Issuers or Countries(2)                   X               X            X          X
Securities Lending
Depository Receipts                                                            X               X            X          X
Convertible Securities                                                         X               X            X          X
Preferred Stocks                                                               X               X            X          X
Warrants and Rights                                                            X               X            X          X
Options and Futures                                                            X               X            X          X
Swap Contracts and Other Two-Party Contracts                                   X               X            X          X
Foreign Currency Transactions                                                  X               X            X          X
Repurchase Agreements                                                          X               X            X          X
Debt and Other Fixed Income Securities                                         X               X            X          X
Debt and Other Fixed Income Securities--Long and Medium Term Corporate         X               X            X          X
   & Government Bonds(3)
Debt and Other Fixed Income Securities--Short-term Corporate &                 X               X            X          X
   Government Bonds(3)
Cash and Other High Quality Investments                                        X               X            X          X
U.S. Government Securities and Foreign Government Securities                   X               X            X          X
Real Estate Investment Trusts ("REITS")                                        X               X
Mortgage-Backed Securities, Asset-Backed Securities, Collateralized
   Mortgage Obligations, and Collateralized Debt Obligations
Adjustable Rate Securities
Below Investment Grade Securities                                                                           X
Zero Coupon Securities
Indexed Securities
Structured Notes                                                                                                       X
Firm Commitments and When-Issued Securities
Reverse Repurchase Agreements and Dollar Roll Agreements
Illiquid Securities                                                            X               X            X          X
Investments in Other Investment Companies                                      X               X            X          X
Investments in Other Investment Companies--Shares of Other GMO Trust                           X                       X
   Funds

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Summaries of Fund Objectives, Principal Investment Strategies, and Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus, are indirectly exposed to the investment practices of the Funds in which they invest (the "underlying Funds"), and are therefore subject to all risks associated with the practices of the underlying Funds.

PORTFOLIO TURNOVER

Based on Grantham, Mayo, Van Otterloo & Co. LLC's ("GMO" or the "Manager") assessment of market conditions, the Manager may trade each Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, Funds that are "diversified" funds are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a "diversified" Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any single issuer.

As stated in the Prospectus, Funds that are "non-diversified" funds under the 1940 Act are not required to satisfy the requirements for "diversified" funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets. Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging markets issuers. Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

INVESTMENTS IN ASIA AND AFRICA. In addition to the risks of foreign investments and emerging markets investments described above, investments by the Trust's International Equity Funds, including Emerging Countries Fund, that invest in Asia and Africa are subject to other risks. The economies of Asian and African countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian and African countries are not diversified and are based on only a few commodities or industries, or, in the case of African countries, on a single commodity or industry. Economies of some African countries also may be affected by severe climate changes, particularly drought.

Investments in these countries also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investments in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., American Depositary Receipts, Global Depository Receipts, derivatives, etc.). Some African countries have investment and repatriation restrictions that reduce the liquidity of a Fund's investments in the securities of African issuers and could increase the volatility of those investments.

Asian and African countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

Investment in particular Asian or African countries is subject to unique investment risks, yet the political and economic prospects of one country or group of countries can affect other countries in these regions. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian or African country may spread to other Asian or African countries, respectively.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Foreign Fund, International Intrinsic Value Fund, and Emerging Countries Fund may invest directly in the securities of Russian issuers. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within

Russia, however, may be particularly pronounced relative to investments in more developed countries.

A Fund investing in the securities of a private Russian company is subject to unique investment risks because the evidence provided to the Fund of its investment, a "share extract," is not legally determinative of ownership of the securities. A Russian company's share registrar maintains the official record of ownership of the company's securities. Russian companies control their share registrars, and investors have few legal rights against registrars.

SECURITIES LENDING

Each of the Funds may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity
Fund). For these purposes, total assets include the proceeds of the loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

A Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

The Emerging Countries Fund sometimes uses non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the

LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivative instruments. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. (See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.

OPTIONS AND FUTURES

Many of the Funds use options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect a Fund's performance.

OPTIONS. Funds that use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

A Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

WRITING OPTIONS. A Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by a Fund gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.

A Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price minus the premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

PURCHASING OPTIONS. For a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

CLOSING TRANSACTIONS. If the writer of an option wishes to terminate its obligation before the holder exercises the option, it may effect a closing purchase. In the case of exchange-traded options, a Fund effects a closing purchase by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund closes a call option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. The holder of an option may similarly liquidate its position by effecting a closing sale. In the case of exchange-traded options, a Fund effects a closing sale by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale at any particular time.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.

RISK FACTORS IN OPTIONS TRANSACTIONS. An American option is an option in which the holder can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and, with respect to a written call option, would not be able to sell the underlying security or index until the option expires unexercised or it delivers the underlying security or index upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts--Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.

FUTURES. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices, and interest rates.

Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Some Funds may purchase futures contracts on securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

A Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities index underlying the long futures position underperforms the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options.

SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If a Fund enters into an equity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity index, basket of equity securities, or individual equity security on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss--even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures--Risk Factors in Options Transactions" and "Options and Futures--Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have a long-term debt rating of A or higher by Standard & Poor's (or by Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") or if the counterparty has a comparable credit rating, as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's or Fitch. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. Those Funds also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES

Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." See also "Adjustable Rate Securities" below.

Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. A Fund that invests primarily in fixed income securities with floating interest rates and related interest rate derivatives may be less sensitive to interest rate changes. However, fixed income securities with floating interest rates may cause fluctuations in a Fund's net asset value if their interest rates do not rise as much as interest rates in general or their rates reset only periodically (particularly during a period of sudden and significant changes in prevailing rates). Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Funds' investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit. The Funds seek to minimize credit risk by investing in high quality money market securities.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to poor performance by the REIT's manager, defaults by borrowers, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), by foreign governments, or by non-governmental issuers. Mortgage-backed securities include securities backed by pools of residential and commercial mortgages. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of those bonds and loans. The underlying pools of assets are securitized through the use of trusts and special purpose entities. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities. (See "Mortgage-Backed Securities" immediately above.)

Asset-backed securities also present certain risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. These may include securities backed by credit card receivables, many of which are unsecured. In addition, as noted above, a Fund may invest in securities backed by unsecured commercial or industrial loans, or unsecured corporate or sovereign debt. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities' credit support.

In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in costs and delays that are in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association ("Ginnie Mae") and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as "tranches." Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the "Collateral"). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer's management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). A Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust backed by a pool of high risk, below investment-grade fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche, which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid, unless an active dealer market for a particular CDO allows it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer's creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund investing in Below Investment Grade Securities is more dependent on the Manager's own credit analysis than it is for investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix B-"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities accrues interest income at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, security index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness. Recent issuers of indexed securities have included banks, corporations, and U.S. government agencies.

Indexed securities in which a Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.

Some Funds invest in inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation indexed bonds is fixed at issuance, but is paid on an increasing or decreasing principal value as a result of inflation rate adjustments. Repayment of an inflation indexed bond's original principal value upon maturity (as adjusted for inflation) is guaranteed in the case of some bonds (e.g.,U.S. Treasury inflation indexed bonds), even during a period of deflation. The current market value of an inflation indexed bond is not guaranteed, however, and will fluctuate. Some Funds may invest in inflation indexed bonds that do not guarantee repayment of the bonds' original principal value upon maturity. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds fluctuates in response to changes in real interest rates, which in turn reflect the relationship between the stated interest rate of the bond (i.e., the "nominal interest rate") minus inflation. Therefore, if inflation rises at a faster rate than nominal interest rates, real interest rates are likely to decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates are likely to rise, leading to a decrease in value of inflation indexed bonds.

Although inflation indexed securities protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may generate taxable income in excess of the interest they pay to the Fund. As a result, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

A Fund may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities this way (on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund funds payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

A Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction on borrowings.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A).

Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

Some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the "underlying Funds"). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview outlines the principal ways the Funds use derivatives. It is intended to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. U.S. Equity and International Equity Funds (each as defined below in this section) use financial derivatives to implement investment decisions. The types of derivatives they employ, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter. The strategies they are used to implement vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings of each U.S. Equity and International Equity Fund, although derivative positions may represent a significant portion of their total assets.

COUNTERPARTY CREDITWORTHINESS. The Manager monitors the creditworthiness of the counterparties of over-the-counter derivatives. Typically, a Fund will enter into derivatives only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's or, in the case of short-term derivatives, with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's (but do not have long-term debt ratings). (See Appendix B--"Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.)

In addition to checking agency ratings to assess creditworthiness, the Manager considers news reports and market activity, such as the price at which a counterparty's long-term debt trades. Furthermore, the Manager monitors the amount of credit extended to each counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the exposure each Fund has to a counterparty and may have collateral arrangements with a counterparty that further reduce its exposure.

                       USE OF DERIVATIVES BY EQUITY FUNDS

U.S. EQUITY FUNDS. Funds in this group include: U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Value Fund, U.S. Growth Fund, and Real Estate Fund.

Types of Derivatives Used by the U.S. Equity Funds

Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the U.S. Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limits on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual sectors and stocks. Sometimes, derivatives are used prior to actual sales and purchases. For example, if a Fund holds a large proportion of stocks of companies in a particular industry and the Manager believes that stocks of companies in another industry will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Intrinsic Value Fund, Currency Hedged International Equity Fund, Emerging Countries Fund, and Foreign Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)

Options, futures contracts, and related options on securities indices

Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund)

Structured or indexed notes (only Emerging Countries Fund)

Warrants and rights (including LEPOs, for Emerging Countries Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of a significant cash redemptions, a Fund may sell futures contracts or enter into short equity swap contracts to allow it to dispose of securities in a more orderly fashion.

The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivatives (particularly long futures contracts, related options and long equity swap contracts) instead of investing directly in securities, including using equity derivatives to "equitize" cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides a return in local currency, a Fund often will purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly. A Fund may also use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to achieve what the Manager believes to be optimal exposure to individual countries and stocks. Sometimes, derivatives are used prior to actual sales and purchases.

For example, if a Fund holds a large proportion of stocks in a particular market and the Manager believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts (excluding Foreign Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may use derivatives - generally short forward or futures contracts - to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge its currency risk (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or using currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund typically hedges back into the U.S. dollar less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities. The Currency Hedged International Equity Fund hedges back into the U.S. dollar at least 70% of its foreign currency exposure and may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' investments). Thus, it sometimes has a net short position in certain foreign currencies.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund's investment in securities denominated in that currency.

A Fund may not use derivatives to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also may not have net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). However, a Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

                                 TRACKING ERROR

The Manager considers a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) Concentrate more than 25% of the value of its total assets in any one industry, except that the Real Estate Fund will invest more than 25% of its assets in real estate-related securities.

(8) Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.

(9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by

Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(10) With respect to the Tobacco-Free Core Fund only, invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

(11) With respect to each of the U.S. Core Equity Fund, Tobacco-Free Core Fund, and International Intrinsic Value Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 under the 1940 Act (each a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct investments and indirect investments (e.g., investments in an underlying Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions and Taxes." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).

Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a

Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). Each Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that a Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

A Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including investments in mortgage-backed and other asset-backed securities, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

A Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on a Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.

A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

A Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and
(ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

This section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             PERFORMANCE OBJECTIVES

For the Funds listed below, the Manager has publicly stated that it seeks to achieve the stated performance objectives indicated in the table; there can be no assurances that the Manager will achieve these (or any other) objectives.

                   FUND                             PERFORMANCE OBJECTIVE
                   ----                             ---------------------
U.S. Core Equity Fund                       The Fund seeks to outperform its
                                            benchmark by 2% per year, net of
                                            fees, over a complete market cycle.

Tobacco-Free Core Fund                      The Fund seeks to outperform its
                                            benchmark by 2% per year, net of
                                            fees, over a complete market cycle.

U.S. Growth Fund                            The Fund seeks to outperform its
                                            benchmark by 2% per year, net of
                                            fees, over a complete market cycle.

Real Estate Fund                            The Fund seeks to outperform its
                                            benchmark by 1.5% per year, net of
                                            fees, over a complete market cycle.

International Intrinsic Value Fund          The Fund seeks to outperform its
                                            benchmark by 3% per year, net of
                                            fees, over a complete market cycle.

Currency Hedged International Equity Fund   The Fund seeks to outperform its
                                            benchmark by 2-3% per year, net of
                                            fees, over a complete market cycle.

Foreign Fund                                The Fund seeks to outperform its
                                            benchmark by 3% per year, net of
                                            fees, over a complete market cycle.

Emerging Countries Fund                     The Fund seeks to outperform its
                                            benchmark by 3% per year, net of
                                            fees, over a complete market cycle.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                                NUMBER OF
                                                                               PORTFOLIOS
NAME, DATE OF BIRTH, AND                                                           IN
    POSITION(S) HELD             LENGTH OF          PRINCIPAL OCCUPATION(S)   FUND COMPLEX           OTHER
     WITH THE TRUST             TIME SERVED           DURING PAST 5 YEARS       OVERSEEN       DIRECTORSHIPS HELD
------------------------   ---------------------   ------------------------   ------------   -----------------------
Donald W. Glazer, Esq.     Chairman of the Board   Consultant--Business and        54                  None
Chairman of the Board of   of Trustees since       Law(3); Vice Chair
Trustees                   March 2005; Lead        (since 2002) and
DOB: 07/26/1944            Independent Trustee     Secretary, Provant,
                           (September 2004-March   Inc.; Author of Legal
                           2005); Trustee since    Treatises.
                           December 2000

Jay O. Light               Since May 1996          Acting Dean (since              54          Director of Harvard
Trustee                                            2005), Senior Associate                     Management Company,
DOB: 10/03/1941                                    Dean (1998-2005), and                      Inc. and Verde, Inc.;
                                                   Professor of Business                       Director of Partners
                                                   Administration, Harvard                   HealthCare System, Inc.
                                                   Business School.                              and Chair of its
                                                                                              Investment Committee.

W. Nicholas Thorndike      Since March 2005        Director or trustee of          54          Director of Courier
Trustee                                            various corporations and                    Corporation (a book
DOB: 03/28/1933                                    charitable                                     publisher and
                                                   organizations, including                   manufacturer); Member
                                                   Courier Corporation (a                       of the Investment
                                                   book publisher and                         Committee of Partners

----------
(3) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2003 and December 31, 2004, these entities paid $469,752 and $373,499, respectively, in legal fees and disbursements to Goodwin.

                                                   manufacturer) (July                       HealthCare System, Inc.
                                                   1989-present); Putnam
                                                   Funds (December 1992-
                                                   June 2004); and
                                                   Providence Journal (a
                                                   newspaper publisher)
                                                   (December 1986- December
                                                   2003).

OFFICERS

                           POSITION(S) HELD          LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH      WITH THE TRUST          TIME SERVED              DURING PAST 5 YEARS
----------------------   -------------------   --------------------   --------------------------------
Scott Eston              President and Chief   President and Chief    Chief Financial Officer, Chief
DOB: 01/20/1956          Executive Officer     Executive Officer      Operating Officer (2000-present)
                                               since October 2002;    and Member, Grantham, Mayo, Van
                                               Vice President,        Otterloo & Co. LLC.
                                               August 1998 -
                                               October 2002.

Susan Randall Harbert    Chief Financial       Chief Financial        Member, Grantham, Mayo, Van
DOB: 04/25/1957          Officer and           Officer since          Otterloo & Co. LLC.
                         Treasurer             February 2000;
                                               Treasurer since
                                               February 1998.

Brent C. Arvidson        Assistant Treasurer   Since August 1998.     Senior Fund Administrator,
DOB: 06/26/1969                                                       Grantham, Mayo, Van Otterloo &
                                                                      Co. LLC.

Sheppard N. Burnett      Assistant Treasurer   Since September        Fund Administration Staff,
DOB: 10/24/1968                                2004.                  Grantham, Mayo, Van Otterloo &
                                                                      Co. LLC (June 2004--present);
                                                                      Vice President, Director of Tax,
                                                                      Columbia Management Group
                                                                      (2002-2004) and Senior Tax
                                                                      Manager (2000-2002) and Tax
                                                                      Manager (1999-2000),
                                                                      PricewaterhouseCoopers LLP.

Michael E. Gillespie     Chief Compliance      Since March 2005.      Vice President of Compliance
DOB: 02/18/1958          Officer                                      (June 2004-February 2005) and
                                                                      Director of Domestic Compliance
                                                                      (March 2002-June 2004), Fidelity
                                                                      Investments; Vice President and
                                                                      Senior Counsel, State Street
                                                                      Bank and Trust Company (May
                                                                      1998-March 2002)

David L. Bohan           Vice President and    Since March 2005.      Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964          Clerk                                        Van Otterloo & Co. LLC
                                                                      (September 2003- present);
                                                                      Attorney, Goodwin Procter LLP

                                                                      (September 1996-September 2003)

Scott D. Hogan           Vice President and    Since June 2005;       Legal Counsel, Grantham, Mayo,
DOB: 01/06/1970          Secretary             Acting Chief           Van Otterloo & Co. LLC (since
                                               Compliance Officer,    2000) and Senior Legal Product
                                               October 2004 -         Specialist, Scudder Kemper
                                               February 2005.         Investments, Inc. (1999-2000).

Julie L. Perniola        Vice President        Vice President,        Anti-Money Laundering Reporting
DOB: 10/07/1970                                February,              Officer (February 2003-December
                                               2003-present;          2004) and Chief Compliance
                                               Anti-Money             Officer (April 1995-present),
                                               Laundering             Grantham, Mayo, Van Otterloo &
                                               Compliance Officer,    Co. LLC.
                                               February
                                               2003-December 2004.

Cheryl Wakeham           Vice President and    Since December 2004.   Manager, Client Service
DOB: 10/29/1958          Anti-Money                                   Administration, Grantham, Mayo,
                         Laundering Officer                           Van Otterloo & Co. LLC (February
                                                                      1999-present).

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any custodian or underwriter.

Prior to March 24, 2005, the Board of Trustees had two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. Mr. Glazer and Mr. Light were members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2005, the Independent Trustees/Audit Committee held nine meetings. Mr. Glazer and Mr. Light also were members of the Pricing Committee, and R. Jeremy Grantham (who served as an interested

Trustee until March 2005) was an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2005, the Pricing Committee held seven meetings.

Effective March 24, 2005, the Independent Trustees/Audit Committee was renamed the "Audit Committee" and the Board formed a third standing committee, the "Governance Committee." The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds' independent auditors and acts as a liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds' securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds' securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Approval of renewal of investment management agreements. In determining to approve the renewal of the investment management agreements of the Funds for an additional twelve month period commencing June 30, 2005, the Trustees, each of whom is not an "interested person" of the Trust, considered information that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment management agreement for each Fund was considered separately; however, the Trustees noted the common interests of the Funds. The Trustees considered information relevant to the renewal of the agreements at meetings throughout the year. In addition, the Trustees met May 19, 2005 with their independent legal counsel and the Funds' independent chief compliance officer to discuss extensive materials provided by the Manager to the Trustees for purposes of considering the renewal of the management agreements. At the conclusion of the meeting, the Trustees instructed their counsel to request additional information from the Manager, which was furnished by the Manager and/or addressed by the Manager at a meeting of the Trustees on June 2, 2005. Matters considered by the Trustees included the following:

The Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel providing services under the investment management agreements. The Trustees also received information concerning the investment philosophy and investment process applied by the Manager in managing the Funds, and evaluated the level of skill required to manage the Funds. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage.

The Trustees considered the quality of the services provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading and business conduct of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the Manager's and the Funds' proxy voting policies and procedures, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the scope of the services provided by the Manager to the Funds under the investment management agreements and shareholder service agreements. The Trustees noted that the standard of care set forth in the investment management agreements was comparable to that found in most mutual fund investment management agreements. The Trustees noted that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services. The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager, considering, among other things, each Fund's total expenses and the reputation of the Funds' other service providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the agreements, that the nature, extent, and quality of services provided supported the renewal of the agreements.

The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s), relative to the performance of other accounts with similar objectives managed by the Manager, and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable, information prepared by Lipper Inc., the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees noted the generally positive long-term performance of the

Funds and discussed in detail those Funds where that did not appear to be the case. In certain instances the Trustees requested additional performance information from the Manager. The Trustees reviewed the additional performance information and had further discussions with the Manager. In the case of the Real Estate Fund, the Trustees considered the Manager's explanation as to the Fund's performance and the Manager's efforts to improve the Fund's performance in future periods. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager. With respect to each Fund, the Trustees concluded that the Fund's performance and, in the case of the Real Estate Fund, the Manager's explanation and efforts for improvement, supported the renewal of the agreement relating to that Fund.

The Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, and noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds, and reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. The Trustees also reviewed the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as the receipt of shareholder servicing fees pursuant to the Trust's servicing agreements, and reputational value derived from serving as investment manager to the Funds. The Trustees regarded the ability of the Funds to establish a public record of their performance also to be a fallout benefit to the Manager because of the opportunity that record creates for the Manager to increase assets under management by, for example, attracting new clients, expanding existing client relationships and becoming a subadviser under arrangements in which the Funds would be advised and distributed by an organization with strong retail sales capabilities. The Trustees also considered possible economies of scale to the Manager, and concluded that the fees payable under the agreements appropriately reflected economies of scale associated with managing the Funds. After reviewing these and related factors, including the Manager's profitability, the Trustees concluded, within the context of their overall conclusions regarding each of the agreements, that the advisory fees charged to the Funds were reasonable.

At the meeting of the Trustees on June 2, 2005, the Manager presented additional information regarding certain of the Funds and discussed with the Trustees issues identified by the Trustees. The Trustees, each of whom is not an "interested person" of the Trust, stated that, based on their evaluation of all factors that they deemed to be material, including those factors described above, they had concluded that each Fund's investment management agreement should be renewed for an additional twelve month period commencing June 30, 2005.

Approval of initial investment management agreements for U.S. Core Equity Fund, U.S. Value Fund, and U.S. Growth Fund (each, a "New Equity Fund" and, collectively, the "New Equity Funds"). In determining to approve the initial investment management agreements of the New Equity Funds, the Trustees, each of whom is not an "interested person" of the Trust, considered information that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment management agreement for each New Equity

Fund was considered separately; however, the Trustees noted the common interests of the New Equity Funds. The Trustees considered information relevant to the approval of the New Equity Funds' investment management agreements at meetings throughout the year. In addition, the Trustees met on June 28, 2005 to discuss the materials provided by the Manager for purposes of (a) considering the Manager's proposal to establish the New Equity Funds as new series of the Trust and the proposed new investment management agreements between the Trust, on behalf of the New Equity Funds, and the Manager and (b) meeting with members of the Manager's divisions who would be responsible for the management of the New Equity Funds. Matters considered by the Trustees included the following:

The Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel who would provide services under the investment management agreements. The Trustees also received information concerning the investment philosophies and investment processes to be applied by the Manager in managing the New Equity Funds, and evaluated the level of skill required to manage the New Equity Funds. In connection with that information, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel. The Trustees also took into account the time and attention to be devoted by senior management to the New Equity Funds. The Trustees considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage.

The Trustees considered the quality of the services to be provided by the Manager to the New Equity Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of other Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the New Equity Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading and business conduct of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the Manager's and the New Equity Funds' proxy voting policies and procedures, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the standards of the Manager with respect to the execution of portfolio transactions.

The Trustees considered the scope of the services to be provided by the Manager to the New Equity Funds under the investment management agreements and shareholder service agreements. The Trustees noted that the standard of care set forth in the investment management agreements was comparable to that found in most mutual fund investment management agreements. The Trustees noted that the scope of the Manager's services to the New Equity Funds would be consistent with the New Equity Funds' operational requirements, including, in addition to seeking to achieve the New Equity Funds' investment objectives, compliance with the New Equity Funds' investment restrictions, tax and reporting requirements, and related shareholder services. The Trustees considered the Manager's management of non-advisory services to be provided by persons other than the Manager, considering, among other things, the New Equity Funds' estimated total expenses and the reputation of the New Equity Funds' other service providers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreements, that the nature, extent, and quality of services to be provided supported the approval of the agreements.

Since the New Equity Funds had not yet commenced operations, the Trustees were unable to consider their performance. However, the Trustees considered the performance of existing Funds of the Trust with comparable investment objectives.

The Trustees gave substantial consideration to the fees payable under the agreements. The Trustees considered that each New Equity Fund's advisory fee and projected expense ratio were lower than the advisory fee and expense ratio of substantially similar existing Funds of the Trust. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives, and noted that the advisory fees and expense ratios of the New Equity Funds compared very favorably to those of most other comparable funds included in the Lipper data. In evaluating the New Equity Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques to be used to manage the New Equity Funds, and reviewed information provided by the Manager regarding fees paid by its separate account clients and non-proprietary mutual fund clients. Since the New Equity Funds had not yet commenced operations, the Trustees were unable to review the Manager's profitability with respect to the New Equity Funds, although they did take into account not only the actual dollar amount of fees to be paid by the New Equity Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as the receipt of shareholder servicing fees pursuant to the Trust's servicing agreements, and reputational value to be derived from serving as investment manager to the New Equity Funds. The Trustees regarded the ability of the Funds of the Trust to establish a public record of their performance also to be a fallout benefit to the Manager because of the opportunity that record creates for the Manager to increase assets under management by, for example, attracting new clients, expanding existing client relationships, and becoming a subadviser under arrangements in which the Funds would be advised and distributed by an organization with strong retail sales capabilities. The Trustees also considered possible economies of scale to the Manager, and concluded that the fees payable under the agreement appropriately reflected economies of scale associated with managing the New Equity Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the advisory fees to be charged to the New Equity Funds were reasonable.

At the conclusion of the meeting of the Trustees on June 28, 2005, the Trustees, each of whom is not an "interested person" of the Trust, stated that, based on their evaluation of all factors that they deemed to be material, including those factors described above, they had concluded that the New Equity Funds' initial investment management agreements should be approved.

Trustee Fund Ownership

The following table sets forth ranges of the Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2004.

                                                        AGGREGATE DOLLAR RANGE OF SHARES
                                 DOLLAR RANGE OF              DIRECTLY OWNED IN ALL
                            SHARES DIRECTLY OWNED IN   FUNDS OF THE TRUST (WHETHER OR NOT
NAME/FUNDS OFFERED IN THE     FUNDS OFFERED IN THE         OFFERED IN THE PROSPECTUS)
        PROSPECTUS                 PROSPECTUS                  OVERSEEN BY TRUSTEE
-------------------------   ------------------------   ----------------------------------
JAY O. LIGHT                          None                            None
DONALD W. GLAZER                      None                        Over $100,000
W. NICHOLAS THORNDIKE*                None                            None

*Mr. Thorndike was not elected as Trustee until March, 2005.

The following table sets forth ranges of the Trustees' indirect beneficial share ownership in Funds of the Trust, as of December 31, 2004, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                        AGGREGATE DOLLAR RANGE OF SHARES
                                 DOLLAR RANGE OF             INDIRECTLY OWNED IN ALL
                             SHARES INDIRECTLY OWNED   FUNDS OF THE TRUST (WHETHER OR NOT
NAME/FUNDS OFFERED IN THE    IN FUNDS OFFERED IN THE       OFFERED IN THE PROSPECTUS)
        PROSPECTUS                 PROSPECTUS                  OVERSEEN BY TRUSTEE
-------------------------   ------------------------   ----------------------------------
DONALD W. GLAZER
International Intrinsic
   Value Fund                    $50,001-$100,000                 Over $100,000
Real Estate Fund                 $      1-$10,000

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter None.

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2004 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                        NAME OF
                     OWNER(S) AND
   NAME OF NON-      RELATIONSHIP                                                  VALUE OF
INTERESTED TRUSTEE    TO TRUSTEE              COMPANY            TITLE OF CLASS   SECURITIES   % OF CLASS
------------------   ------------   --------------------------   --------------   ----------   ----------
Jay O. Light              N/A                  None                  N/A                N/A      N/A

Donald W. Glazer         Self        GMO Tax-Managed Absolute        Limited       $420,726     4.20%(2)
                                      Return Fund, a private       partnership
                                    investment company managed      interest-
                                        by the Manager.(1)           Class C

                        NAME OF
                     OWNER(S) AND
   NAME OF NON-      RELATIONSHIP                                                  VALUE OF
INTERESTED TRUSTEE    TO TRUSTEE              COMPANY            TITLE OF CLASS   SECURITIES   % OF CLASS
------------------   ------------   --------------------------   --------------   ----------   ----------
                                      GMO Multi-Strategy Fund        Limited       $418,351     0.38%(2)
                                       (Onshore), a private        partnership
                                        investment company          interest-
                                    managed by the Manager.(1)       Class A

                                      GMO Brazil Sustainable         Limited       $      0     1.95%
                                    Forest Fund, LP, a private     partnership
                                    investment company managed      interest
                                    by Renewable Resources LLC
                                     (3), an affiliate of the
                                             Manager.

                                      GMO Brazil Sustainable         Limited       $      0     2.02%
                                       Forest Fund 2, LP, a        partnership
                                    private investment company      interest
                                    managed by Renewable
                                    Resources LLC(3), an
                                    affiliate of the Manager.
W. Nicholas               N/A                  None                    N/A              N/A      N/A
Thorndike(4)

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.

(3) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

(4)  Mr. Thorndike was not elected as Trustee until March, 2005.

REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, the Chairman of the Trust's standing committees and Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any Fund of the Trust during the fiscal year ended February 28, 2005:

                            NAME OF PERSON, POSITION

                                             Jay O. Light,   Donald W. Glazer, Esq.,   W. Nicholas Thorndike,(1)
                                                Trustee              Trustee                     Trustee
                                             -------------   -----------------------   -------------------------
COMPENSATION FROM EACH FUND
OFFERED IN THE PROSPECTUS:
U.S. Core Equity Fund(2)                             N/A                  N/A                      N/A
Tobacco-Free Core Fund                          $  1,668             $  1,775                     $  0
U.S. Value Fund(2)                                   N/A                  N/A                      N/A
U.S. Growth Fund(2)                                  N/A                  N/A                      N/A
Real Estate Fund                                $  1,048             $  1,100                     $  0
International Intrinsic Value Fund              $ 11,228             $ 11,907                     $  0
Currency Hedged International
Equity Fund                                     $  1,081             $  1,151                     $  0
Foreign Fund                                    $ 18,417             $ 19,505                     $  0
Emerging Countries Fund                         $  1,077             $  1,146                     $  0
PENSION OR RETIREMENT BENEFITS
   ACCRUED AS PART OF FUND EXPENSES:                 N/A                  N/A                      N/A

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:           N/A                  N/A                      N/A

TOTAL COMPENSATION FROM THE TRUST(3) :          $165,195             $169,975                     $  0

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager benefit from the management fees paid by each Fund of the Trust. Mr. Hogan received compensation from the Trust in respect of his duties as the Trust's Acting Chief Compliance Officer during the fiscal year ended February 28, 2005, but no Fund paid Mr. Hogan more than $60,000 in aggregate compensation.

As of June 4, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in

----------
(1) Mr. Thorndike was elected as a Trustee in March 2005 and, therefore, did not receive any compensation from the Trust during the fiscal year ended February 28, 2005.

(2) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005 and, therefore, did not pay any Trustee or officer compensation during that fiscal year.

(3) Includes direct compensation received from Funds of the Trust not offered in the Prospectus.

personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions-Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund for specified Fund expenses through at least June 30, 2006.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

                        Gross       Reduction          Net
                     -----------   ----------      -----------
TOBACCO-FREE CORE FUND
Year ended 2/28/05   $ 1,348,555   $  151,877      $ 1,196,678
Year ended 2/29/04     1,879,903      214,709        1,665,194
Year ended 2/28/03     1,539,653      178,855        1,360,798

REAL ESTATE FUND
Year ended 2/28/05   $ 1,466,272   $  683,491(a)   $   782,781
Year ended 2/29/04       970,641      433,696          536,945
Year ended 2/28/03     1,162,513       92,965        1,069,548

INTERNATIONAL INTRINSIC VALUE FUND
Year ended 2/28/05   $15,941,035   $2,069,365      $13,871,670
Year ended 2/29/04     9,308,755    1,530,203        7,778,552
Year ended 2/28/03     7,000,434    1,246,654        5,753,780

CURRENCY HEDGED INTERNATIONAL EQUITY FUND
Year ended 2/28/05   $ 1,711,458   $1,711,458      $         0
Year ended 2/29/04       418,011      418,011                0
Year ended 2/28/03       116,529      116,529                0

FOREIGN FUND
Year ended 2/28/05   $28,553,500   $2,791,282      $25,762,218
Year ended 2/29/04    17,489,452    2,412,606       15,076,846
Year ended 2/28/03     9,153,120    1,353,328        7,799,792

EMERGING COUNTRIES FUND
Year ended 2/28/05   $ 1,777,073   $  124,551      $ 1,652,522
Year ended 2/29/04     1,338,503      119,080        1,219,423
Year ended 2/28/03       492,799      236,929          255,870

(a) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets. The Manager may terminate this waiver at any time upon notice to shareholders.

The U.S. Core Equity Fund, U.S. Value Fund, and U.S. Growth Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005 and, therefore, did not pay any Management Fees to the Manager during the last three fiscal years.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division's members work collaboratively to manage a Fund's portfolio, and no one person is primarily responsible for day-to-day management of any Fund.

The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2005.


                  REGISTERED INVESTMENT COMPANIES
                 MANAGED (INCLUDING NON-GMO MUTUAL       OTHER POOLED INVESTMENT        SEPARATE ACCOUNTS MANAGED
                  FUND SUBADVISORY RELATIONSHIPS)     VEHICLES MANAGED (WORLD-WIDE)            (WORLD-WIDE)
                 ---------------------------------   ------------------------------   -----------------------------
                  Number of                          Number of                        Number of
SENIOR MEMBER    accounts(1)   Total assets(1),(2)    accounts      Total assets       accounts      Total assets
--------------   -----------   -------------------   ---------   ------------------   ---------   -----------------
Edmond Choi            3        $   434,105,894.95       0                        0        9      $  228,009,202.46
Arjun Divecha          4        $10,707,781,236.19       2       $ 1,495,407,470.49       10      $3,804,008,148.01
Thomas Hancock        10        $ 9,731,930,891.20       4       $   917,778,056.16       21      $6,808,314,107.65
Robert Soucy*         17        $14,734,645,878.24       6       $ 1,154,297,205.20       24      $2,901,152,612.78
Ann Spruill            2        $ 6,638,168,533.26       2       $10,924,201,315.75        8      $3,738,521,871.50
Sam Wilderman         17        $14,734,645,878.24       6       $ 1,154,297,205.20       24      $2,901,152,612.78

                  REGISTERED INVESTMENT COMPANIES MANAGED   OTHER POOLED INVESTMENT VEHICLES     SEPARATE ACCOUNTS MANAGED
                         FOR WHICH GMO RECEIVES A            MANAGED (WORLD-WIDE) FOR WHICH      (WORLD-WIDE) FOR WHICH GMO
                 PERFORMANCE-BASED FEE (INCLUDING NON-GMO    GMO RECEIVES APERFORMANCE-BASED   RECEIVES A PERFORMANCE-BASED
                  MUTUAL FUND SUBADVISORY RELATIONSHIPS)                   FEE                              FEE
                 ----------------------------------------   --------------------------------   -----------------------------
                       Number of                              Number of                        Number of
                        accounts      Total assets             accounts      Total assets       accounts      Total assets
                       ---------   -----------------          ---------   -----------------    ---------   -----------------
Edmond Choi                0                       0              0                       0         2      $   57,235,066.90
Arjun Divecha              0                       0              0                       0         3      $1,683,472,821.01
Thomas Hancock             0                       0              0                       0         6      $2,273,374,692.09
Robert Soucy*              3       $3,844,377,368.36              5       $1,095,305,212.81        10      $1,782,171,610.76
Ann Spruill                0                       0              0                       0         2      $1,772,525,626.30
Sam Wilderman              3       $3,844,377,368.36              5       $1,095,305,212.81        10      $1,782,171,610.76

(1) Includes Funds of the Trust offered in the Prospectus that had commenced operations on or before February 28, 2005.

(2) For some senior members, total assets includes assets invested by other GMO Funds.

*    Mr. Soucy will retire as of December 31, 2005.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.

Senior members of each division are members (partners) of GMO. The compensation of each senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

SENIOR MEMBER FUND OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each senior member as of February 28, 2005 of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2005:

NAME OF SENIOR MEMBER           DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------   --------------------------------------------------------
Edmond Choi             U.S. Value Fund(1)                               N/A
                        Real Estate Fund                                None

Arjun Divecha           Emerging Countries Fund                         None

Thomas Hancock          International Intrinsic Value Fund          $10,001-$50,000
                        Currency Hedged International Equity Fund       None

Robert Soucy*           U.S. Core Equity Fund(1)                         N/A
                        Tobacco-Free Core Fund                          None


----------
*    Mr. Soucy will retire as of December 31, 2005.

NAME OF SENIOR MEMBER     DOLLAR RANGE OF EQUITY SECURITIES IN FUND
---------------------   ---------------------------------------------
                        U.S. Growth Fund (1)               N/A
Sam Wilderman           U.S. Core Equity Fund (1)          N/A
                        Tobacco-Free Core Fund            None
                        U.S. Growth Fund (1)               N/A
Ann Spruill             Foreign Fund                $100,001-$500,000

(1)  The Fund commenced operations after February 28, 2005.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Administrative Arrangements. GMO serves as the Trust's administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.

The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:

                            March 1, 2002       March 1, 2003       March 1, 2004
                               Through             Through             Through
                          February 28, 2003   February 29, 2004   February 28, 2005
                          -----------------   -----------------   -----------------
International Intrinsic
   Value Fund                     N/A              $ 5,133(a)          $ 22,576
Foreign Fund                   $2,481              $16,299             $ 15,051
Emerging Countries Fund        $  500(b)           $59,812             $113,850

(a) Reflects fees paid from October 2, 2003 (commencement of offering of Class M Shares) through February 29, 2004.

(b) Reflects fees paid from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Funds.

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                            DISTRIBUTION (12B-1) PLAN

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:

                            March 1, 2002       March 1, 2003       March 1, 2004
                               Through             Through             Through
                          February 28, 2003   February 29, 2004   February 28, 2005
                          -----------------   -----------------   -----------------
International Intrinsic
   Value Fund                     N/A              $ 6,417(a)          $ 28,220
Foreign Fund                   $3,101              $20,373             $ 18,813
Emerging Countries Fund        $  625(b)           $74,765             $142,312

(a) Reflects fees paid from October 2, 2003 (commencement of offering of Class M Shares) through February 29, 2004.

(b) Reflects fees paid from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

The fees may be spent by the Distributor for services that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance, or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks, and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan. The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.

Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for each Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives research services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses research from brokers in servicing other clients as well as the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

                            March 1, 2002       March 1, 2003       March 1, 2004
                               Through             Through             Through
                          February 28, 2003   February 29, 2004   February 28, 2005
                          -----------------   -----------------   -----------------
U.S. Core Equity
   Fund(a)                           N/A                 N/A                 N/A
Tobacco-Free Core Fund        $  550,052          $  610,719          $  472,449
U.S. Value Fund(a)                   N/A                 N/A                 N/A
U.S. Growth Fund(a)                  N/A                 N/A                 N/A
Real Estate Fund                 633,643             277,988             841,205
International Intrinsic
   Value Fund                  1,000,300           1,856,801           2,837,054
Currency Hedged
   International Equity
   Fund                               --                  --                  --
Foreign Fund                   2,252,735           4,436,841           4,769,350
Emerging Countries Fund          442,295             660,734             578,466

(a) The Fund commenced operations after the Trust's most recent fiscal year ended February 28, 2005 and, therefore, did not pay any brokerage commissions during the past three fiscal years.

Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, or (iii) rebalancing portfolios to reflect the results of the Manager's portfolio management models. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund's investment objective or strategies.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of each Fund's portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

GMO may disclose a Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Funds' prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO's affiliates, the Funds' custodians and auditors, the Funds' pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.

GMO regularly reports the following information to the Board of Trustees:

     - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

     - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

     - Exceptions to the disclosure policy authorized by senior management of GMO; and

     - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Portfolio Holdings Information is disclosed on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

         NAME OF RECIPIENT                      FUNDS                PURPOSE OF DISCLOSURE
         -----------------           --------------------------   ---------------------------
Investors Bank & Trust Company       U.S. Equity Funds            Custodial and securities
                                                                  lending services

                                     All Funds                    Compliance testing
Brown Brothers Harriman & Co.        International Equity Funds   Custodial services and
                                                                  compliance testing

Boston Global Advisors               International Equity Funds   Securities lending services

PricewaterhouseCoopers LLP           All Funds                    Independent registered
                                                                  public accounting firm

Institutional Shareholder Services   All Funds                    Corporate actions services

Interactive Data                     International Equity Funds   Fair value pricing

FactSet                              All Funds                    Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

         NAME OF RECIPIENT                      FUNDS                PURPOSE OF DISCLOSURE
         -----------------           --------------------------   ---------------------------
Epstein & Associates, Inc.           All Funds                    Software provider for  Code
                                                                  of Ethics monitoring system

Financial Models Company Inc.        All Funds                    Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fifty-four series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Balanced Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; and U.S. Value Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2005, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

FUND                                    SHAREHOLDERS
----                                    ------------
GMO Tobacco-Free Core Fund              Memorial Sloan-Kettering Cancer Center
                                        1275 York Avenue
                                        New York,  NY 10021

GMO Currency Hedged International       Evergreen Asset Allocation Fund
   Equity Fund                          200 Berkeley Street
                                        21st Floor Fund Administration
                                        Boston, MA 02116

GMO Real Estate Fund                    Evergreen Asset Allocation Fund
                                        200 Berkeley Street
                                        21st Floor Fund Administration
                                        Boston, MA 02116

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

As of June 3, 2005, greater than 10% of the following Fund's shares were held by accounts for which the Manager has investment discretion: Emerging Countries Fund. As of June 3, 2005, a significant portion of the following Fund's shares were held by accounts for which the Manager has investment discretion:
International Intrinsic Value Fund. As of June 3, 2005, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Real Estate Fund and Currency Hedged International Equity Fund.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the International Intrinsic Value Fund as of June 2, 2005:

                   Name and Address                     % Ownership
                   ----------------                     -----------
American Express Trust Co. FBO American Express Trust       100
Retirement  Services Plans
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN 55474

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 2, 2005:

                   Name and Address                             % Ownership
                   ----------------                             -----------
Fidelity Investments Institutional Operations Company (FIIOC)       95.4
As Agent for Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2005:

                   Name and Address                         % Ownership
                   ----------------                         -----------
National Financial Services LLC For The Exclusive Benfits       68.7
Of Our Customers - NT
200 Liberty Street
One World Financial
New York, NY 10281

American Express Trust Co. FBO American Express Trust           27.5
Retirement  Services Plans
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN 55474

                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 2005 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds of the Trust that do not offer Class M Shares through the Prospectus) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for Class M shares of each Fund of the Trust offering Class M shares of beneficial interest through the Prospectus as of February 28, 2005, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2005.

International Intrinsic Value Fund
Net Assets at Value (Equivalent to $28.98 per share based on
   633,055 shares of beneficial interest outstanding)          $18,347,323

Offering Price                                                 $     28.98

Foreign Fund
Net Assets at Value (Equivalent to $15.19 per share based on
   230,988 shares of beneficial interest outstanding)          $ 3,507,600

Offering Price                                                 $     15.19

Emerging Countries Fund
Net Assets at Value (Equivalent to $15.87 per share based on
   4,353,534 shares of beneficial interest outstanding)        $69,108,603

Offering Price                                                 $     15.87

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic

Appendix B

conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Appendix B

BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

Appendix C

                                    GMO TRUST
                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  DISCLOSURE

The following disclosure shall be provided:

     A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

     B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

     C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

Appendix C

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the

Appendix C

future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

Appendix C

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

Appendix C

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Appendix C

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track

Appendix C

record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

Appendix C

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Appendix C

10.SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Appendix C

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Appendix C

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

Appendix C

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Appendix C

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Appendix C

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.